united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 80Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 10/31

Date of reporting period:10/31/15

Item 1. Reports to Stockholders.

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

ANNUAL REPORT

October 31, 2015

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Dynamic Macro Fund

Dunham Alternative Strategy Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Alternative Income Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

Dear Fellow Shareholders,

Over the past fiscal year, the market continued to hand us many of the uncertainties we have seen in previous years. Investors anticipated a rise in short-term interest rates for the past few years, which still has not been realized. The Federal Reserve’s first interest rate increase in nearly a decade continued to weigh on investors throughout the entire fiscal year. The U.S. dollar’s strength relative to most worldwide currencies and a continued decline in oil prices kept U.S. inflation at bay and added to the Fed’s conundrum on monetary policy, despite a steadily improving employment situation. Global economic challenges added an extra layer of caution for investors and the Fed, alike.

Stocks, although volatile, generally fared well over the fiscal year. While U.S. stock returns were in the mid-single digits, lagging Chinese and Japanese stocks, they outpaced European stocks and the rest of the world as a whole. Major U.S. indexes hit all-time highs numerous times throughout the first half of the fiscal year, only to suffer a correction towards the end of the fiscal year on global economic concerns.

In Europe, the possibility of Greece exiting the Eurozone, dubbed a “Grexit”, roughly midway through the fiscal year nearly became a reality. A deal reached with Eurozone and International Monetary Fund creditors in the eleventh hour prevented Greece from defaulting on its debt obligations and departing the Eurozone. The European Central Bank’s (“ECB”) stimulus program showed progress but more appeared to be necessary, and ECB President, Mario Draghi, was more than willing to accommodate.

Towards the end of the fiscal year, China lobbied for their currency, the yuan, to be added to the basket of global reserve currencies, to no avail. Shortly thereafter, China devalued the yuan, which had been pegged to the U.S. dollar, amid what seemed to be surprise economic developments, sending global markets into a tailspin. August and September stood out as a period of heightened volatility, but once the dust settled, China regained control and markets began to recover.

The West agreed to lift sanctions that had been placed on Iran in 2012 in order to curtail its nuclear program, which included the boycott of the purchase of Iranian oil, once Iran has done its part in shutting down nuclear facilities. The lifting of sanctions will enable Iran to reinstate oil production. Investors, already skittish due to falling oil prices in a supply-saturated market with weakening demand, are saddled with the prospect of even more future oil supply, the uncertainty of whether demand will grow enough to absorb that supply, all of which increases the confusion for the overall direction of future oil prices.

Domestic bonds continued to do relatively well, as interest rates generally declined over the fiscal year. After hitting a low towards the beginning of fiscal year, the yield on the 10-year U.S. Treasury fluctuated within an 84 basis point range, hitting a high towards the end of the third fiscal quarter. It subsequently began a steady decline to close lower than it began, as global economic concerns sent investors scurrying to the perceived safety of U.S. government bonds. Global bonds, on the other hand, struggled due to falling currencies relative to the U.S. dollar. In spite of quantitative easing in parts of the world taking hold, the currency effect had a stronger impact on global bonds.

On the equity side, we made a change to the Dunham Large Cap Value Fund by replacing the sub-adviser. We believe that one of the ways we add value for the Funds’ shareholders is by hiring world-class money managers to manage the security selection for each of the Dunham Funds. It is our belief that the change we made was positive and will benefit our shareholders’ portfolios for years to come.

As we continue with our economic growth in the U.S. and as world economies begin to recover, we are optimistic that our diverse line-up of mutual funds will enable our shareholders to capitalize on opportunities the markets may present. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates Investment Counsel, Inc.
October 31, 2015

Dunham Corporate/Government Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, rose 2.0 percent in the fiscal year ended October 31, 2015 after a 4.1 percent increase over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal year up 3.3 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 5.3 percent over the fiscal year. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Index, increased less than one-third times intermediate-term Treasury bonds, rising 1.0 percent over the fiscal year. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, lost 2.0 percent, underperforming the intermediate-term Treasury bonds by 1.3 percent during the fiscal year ended October 31, 2015.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which outperformed over the previous fiscal year in anticipation of rising interest rates, but had mixed performance over the current fiscal year. The effective duration of the Fund increased throughout the fiscal year and was roughly 4.56 years, on average, while the benchmark index had an approximate effective duration of 5.52 years, on average. This allocation generally dragged on performance for the Fund as Treasury yields experienced an up-trend the first half of the fiscal year, but then a down-trend the second half, trading in a relatively broad range of 84 basis points. Long-term Treasury yields began the fiscal year at 2.34 percent, hit a low of 1.64 percent on the last trading day of January and reversed course, hitting a high in early-June of 2.48 percent, before steadily declining to end the fiscal year at 2.14 percent.

A holding in the Fund that performed very well for the fiscal year, which is in the high-yield sector, was MPT Operating Partnership/MPT Finance Corporation 5.50% due 5/1/2024 (55342UAE4) (holdings percentage*: 0.12 percent), who conduct business as a joint issuer of debt. The companies raise funds in order to finance current acquisitions; pay for general corporate purposes, including debt repayment; and fund any future acquisitions and investments. These bonds produced a total return of 74.5 percent for the fiscal year. Another contributor from the high-yield sector included GLP Capital LP/GLP Financing II, Inc. 4.875% due 11/1/2020 (361841AD1) (holdings percentage*: 0.190 percent), who also conduct business as a joint issuer of debt. The companies operate as dual issuer of senior notes in order to purchase existing debt and pay related expenses. The total return for these bonds over the fiscal year was 15.57 percent.

One detractor from Fund performance over the fiscal year was United States Steel Corporation 6.875% due 4/1/2021 (912909AJ7) (holdings percentage*: 0.12 percent), operates as an integrated steel producer. The company manufactures flat-rolled and tubular products with production operations in North America and Europe, serving the automotive, appliance, container, industrial machinery, construction, and oil and gas industries. These bonds suffered a total return loss of 61.4 percent for the 12-month period ended October 31, 2015. Another holding that performed poorly over the fiscal year was TransDigm, Inc. 6.000% due 7/15/2022 (893647AW7) (holdings percentage*: 0.15 percent), a provider of aerospace parts and instruments. The company offers nickel cadmium batteries, power back-up systems, and conversion equipment to commercial airlines and aircraft maintenance facilities manufacturers in the United States. The bonds were down 25.9 percent on a total return basis for the fiscal year.

The Sub-Adviser continued to severely underweight government bonds during the fiscal year in anticipation of rising interest rates, which generally did not materialize. Despite the underweight, security selection within the sector resulted in a net positive impact on performance in the Fund relative to the benchmark index for the fiscal year.

Exposure to investment-grade corporate bonds enhanced performance on both a relative and absolute basis despite the sector underweight, as security selection in this sector surpassed investment-grade corporate bonds within the benchmark index over the fiscal year ended October 31, 2015.

The Sub-Adviser believes U.S. economic growth will continue to strengthen throughout the remainder of the calendar year and expects the Federal Reserve to most likely begin raising interest rates in early 2016. The Sub-Adviser believes that, although interest rates will rise, the increase will not be dramatic and will be good for bonds and spread sectors. The Sub-Adviser continues to believe it is important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels that the Fund is positioned well to take advantage of those opportunities as they arise.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	0.36%	1.42%	2.91%	4.63%	4.26%
Class C	(0.45)%	0.67%	2.14%	3.84%	3.49%
Class A with load of 4.50%	(4.49)%	(0.38)%	1.70%	N/A	3.65%*
Class A without load	0.04%	1.15%	2.64%	N/A	4.19%*
Barclays Aggregate Bond Index	1.96%	1.65%	3.03%	4.72%	4.42%
Morningstar Intermediate-Term Bond Category	0.98%	1.52%	3.06%	4.19%	3.91%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.37% for Class N, 2.12% for Class C and 1.62% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
CORPORATE BONDS & NOTES - 56.7%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc.	$75,000	6.000%		7/15/2022	$76,125
TransDigm, Inc. - 144A	35,000	6.500		5/15/2025	35,700
					111,825
AIRLINES ABS - 1.0%
Air Canada 2013-1 Class B Pass Through Trust - 144A	101,305	5.375		5/15/2021	103,965
Continental Airlines 2009-2 Class A Pass Through Trust	224,355	7.250		11/10/2019	252,792
United Airlines 2009-2A Pass Through Trust	128,170	9.750		1/15/2017	136,982
					493,739
AUTO MANUFACTURERS - 0.9%
Ford Motor Credit Co. LLC.	270,000	5.750	+	2/1/2021	305,498
General Motors Financial Co., Inc.	130,000	3.500		7/10/2019	131,504
					437,002
AUTO PARTS & EQUIPMENT - 0.8%
Meritor, Inc.	215,000	6.750		6/15/2021	213,388
MPG Holdco I, Inc.	105,000	7.375		10/15/2022	112,087
Omega US Sub LLC - 144A	110,000	8.750		7/15/2023	104,087
					429,562
AUTOMOBILE ABS - 2.6%
California Republic Auto Receivables Trust 2014-3 A4	390,000	1.790		3/16/2020	390,767
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740		10/22/2018	591,278
Drive Auto Receivables Trust 2015-D - 144A	165,000	3.380		11/15/2021	165,314
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820	+	11/15/2019	195,271
					1,342,630
BANKS - 8.9%
Banco de Credito del Peru - 144A	170,000	6.125	+	4/24/2027	182,750
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	326,585
Banco Internacional del Peru SAA -144A	200,000	6.625	+	3/19/2029	206,000
Banco Santander Chile - 144A	300,000	3.875		9/20/2022	304,322
Bank of America Corp.	55,000	2.000		1/11/2018	55,283
Bank of America Corp.	175,000	5.625		7/1/2020	197,331
Bank of New York Mellon	110,000	4.950	+	Perpetual	110,137
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	291,433
Capital One Financial Corp.	135,000	4.200		10/29/2025	135,272
Citigroup, Inc.	130,000	4.050		7/30/2022	133,705
Citigroup, Inc.	100,000	5.800	+	Perpetual	99,500
Citizens Financial Group, Inc. - 144A	110,000	5.500	+	Perpetual	108,350
Goldman Sachs Group, Inc.	75,000	5.700	+	Perpetual	75,750
Goldman Sachs Group, Inc.	185,000	5.750		1/24/2022	212,162
JPMorgan Chase & Co.	35,000	5.300	+	Perpetual	35,193
JPMorgan Chase & Co.	40,000	6.125		6/27/2017	42,927
Macquarie Bank Ltd. - 144A	17,000	6.625		4/7/2021	19,218
Morgan Stanley	185,000	4.100		5/22/2023	188,284
Morgan Stanley	225,000	6.375		7/24/2042	283,472
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	240,312
SunTrust Banks, Inc.	30,000	5.625	+	Perpetual	30,188
Turkiye Garanti Bankasi AS - 144A	330,000	5.250		9/13/2022	332,781
UBS AG	650,000	7.625		8/17/2022	752,793
Zions Bancorporation	115,000	4.500		6/13/2023	118,863
					4,482,611
BIOTECHNOLOGY - 0.0%
Concorida Healthcare Corp. - 144A	5,000	7.000		4/15/2023	4,375

BUILDING MATERIALS - 0.3%
Masco Corp.	95,000	5.950		3/15/2022	105,450
Masco Corp.	25,000	4.450		4/1/2025	25,125
					130,575

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
CHEMICALS - 1.1%
Hexion US Finance Corp. ^	$170,000	6.625%		4/15/2020	$144,925
Methanex Corp.	130,000	4.250		12/1/2024	123,350
New Market Corp.	305,000	4.100		12/15/2022	311,056
					579,331
COAL - 0.1%
Consol Energy, Inc. - 144A	70,000	5.875		4/15/2022	44,625

COMMERCIAL MBS - 6.4%
A10 Securitization 2013-1 B LLCA10 2013-1 B - 144A	300,000	4.120		11/15/2025	300,826
Aventura Mall Trust 2013-AVM A - 144A	155,000	3.743	+	12/5/2032	164,947
Aventura Mall Trust 2013-AVM C - 144A	100,000	3.743	+	12/5/1932	103,088
Citigroup Commercial Mortgage Trust 2007-C6 A4	290,000	5.711	+	12/10/2049	304,500
Citigroup Commercial Mortgage Trust 2008-C7 AH	95,000	6.144	+	12/10/2049	101,811
CSAIL Commercial Mortgage Trust CMO 2015 C1 Class A4	135,000	3.849		6/15/2057	138,190
DBUBS 2011-LC3 Mortgage Trust -LC3A Class D - 144A	105,000	5.422	+	8/10/2044	110,667
FREMF 2015-K720 Mortgage Trust - 144A	115,000	3.389	+	7/25/2022	102,578
GAHR Commericial Mortgage Trust 2015-NRF CFX - 144A	105,000	3.382	+	12/15/2019	104,425
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12 A4	470,000	5.882	+	2/15/2051	491,951
JP Morgan Chase Commercial Mortgage Securities Trust 2010-CNTR	140,000	6.184	+	8/5/2032	157,966
LB-UBS Commercial Mortgage Trust 2007-C7 A3	62,700	5.866	+	9/15/2045	66,884
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26	135,000	4.412		11/15/1948	134,489
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.682	+	4/15/2049	231,220
Morgan Stanley Capital I Trust 2015-MS1 Class AS	270,000	4.029	+	5/15/2048	281,445
Motel 6 Trust CMO 2015-MTL6 Class B - 144A	170,000	3.298		2/5/2030	169,783
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	165,000	3.719		4/15/2050	160,425
WFRBS Commercial Mortgage Trust 2011-C5 - 144A	100,000	5.634	+	11/15/2044	110,229
					3,235,424
COMMERCIAL SERVICES - 1.7%
ADT Corp. ^	180,000	6.250		10/15/2021	195,300
Ahern Rentals, Inc.- 144A	115,000	7.375		5/15/2023	107,525
Harland Clarke Holdings Corp. - 144A	70,000	6.875		3/1/2020	63,525
Jaguar Holding Co II / Pharmaceutical Product Development LLC - 144A	50,000	6.375		8/1/2023	50,187
McGraw Hill Financial, Inc. - 144A	140,000	4.000		6/15/2025	139,348
New York University	55,000	4.142		7/1/2048	52,222
United Rentals North America, Inc.	110,000	5.500		7/15/2025	110,138
Verisk Analytics, Inc.	135,000	4.000		6/15/2025	131,608
					849,853
COMPUTERS - 0.4%
Hewlett Packard Enterprise Co. - 144A	80,000	4.400		10/15/2022	80,782
Hewlett Packard Enterprise Co. - 144A	80,000	4.900		10/15/2025	78,877
Riverbed Technology, Inc. - 144A	55,000	8.875		3/1/2023	51,356
					211,015
DIVERSIFIED FINANCIAL SERVICES - 1.6%
Air Lease Corp.	140,000	2.625		9/4/2018	139,530
General Electric Capital Corp.	200,000	5.250	+	Perpetual	209,250
General Electric Capital Corp.	100,000	7.125	+	Perpetual	117,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	10,000	4.875		3/15/2019	10,253
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	100,000	5.875		2/1/2022	103,375
Jefferies Group LLC	60,000	6.875		4/15/2021	67,589
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	141,792
Navient LLC.	55,000	5.500		1/25/2023	49,775
					839,189
ELECTRIC - 0.7%
Calpine Corp.	89,000	5.375		1/15/2023	85,551
Electricite de France SA - 144A	165,000	5.250	+	Perpetual	164,794
NRG Yield Operating LLC	40,000	5.375		8/15/2024	36,800
Talen Energy Supply LLC - 144A	60,000	4.625		7/15/2019	55,188
					342,333
ELECTRONICS - 0.3%
Flextronics International Ltd.- 144A	135,000	4.750		6/15/2025	131,962

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued) October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC. - 144A	$110,000	5.875%		2/1/2023	$102,025

ENTERTAINMENT - 1.1%
GLP Capital LP / GLP Financing II Inc.	95,000	4.875		11/1/2020	98,325
GLP Capital LP / GLP Financing II Inc.	5,000	5.375		11/1/2023	5,073
Isle of Capri Casinos, Inc.	81,000	5.875		3/15/2021	85,658
Mohegan Tribal Gaming Authority	95,000	9.750		9/1/2021	98,325
Penn National Gaming Inc .	120,000	5.875		11/1/2021	123,000
Scientific Games International, Inc.	110,000	6.625		5/15/2021	77,000
Scientific Games International, Inc. - 144A	80,000	7.000		1/1/2022	80,800
					568,181
FOOD - 0.1%
Pilgrims Pride Corp. - 144A	40,000	5.750		3/15/2025	41,000
Safeway, Inc.	35,000	7.250		2/1/2031	34,125
					75,125
GAS - 0.2%
NGL Energy Partners LP	105,000	5.125		7/15/2019	97,913

HEALTHCARE PRODUCTS - 0.7%
Alere, Inc. - 144A	40,000	6.375		7/1/2023	41,700
Crimson Merger Sub, Inc. - 144A	80,000	6.625		5/15/2022	69,500
Fresenius US Finance II, Inc. - 144A	25,000	4.500		1/15/2023	25,656
Hologic, Inc. - 144A	10,000	5.250		7/15/2022	10,475
Mallinckrodt International Finance SA -144A	40,000	5.750		8/1/2022	38,225
Mallinckrodt International Finance SA -144A ^	120,000	5.625		10/15/2023	113,850
Mallinckrodt International Finance SA -144A	5,000	5.500		4/15/2025	4,573
Sterigenics-Nordion Holdings LLC - 144A	40,000	6.500		5/15/2023	40,350
					344,329
HEALTHCARE - SERVICES - 1.6%
Acadia Healthcare Co., Inc.	45,000	5.125		7/1/2022	44,663
Acadia Healthcare Co., Inc. - 144A	10,000	5.625		2/15/2023	10,063
CHS/Community Health Systems, Inc.	30,000	5.125		8/1/2021	31,125
HCA, Inc.	170,000	5.375		2/1/2025	175,100
HealthSouth Corp. - 144A	10,000	5.750		11/1/2024	10,050
HealthSouth Corp. - 144A	85,000	5.750		9/15/2025	85,053
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	71,750
Select Medical Corp.	140,000	6.375		6/1/2021	124,600
Surgical Care Affiliates, Inc. - 144A	110,000	6.000		4/1/2023	111,100
Tenet Healthcare Corp. - 144A	55,000	3.837	+	6/15/2020	54,862
Tenet Healthcare Corp. - 144A ^	100,000	8.125		4/1/2022	106,250
					824,616
HOLDING COMPANIES - DIVERSIFIED - 0.8%
Argos Merger Sub, Inc. - 144A ^	100,000	7.125		3/15/2023	105,500
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	193,788
Leucadia National Corp.	105,000	5.500		10/18/2023	105,068
					404,356
HOME BUILDERS - 0.5%
MDC Holdings, Inc.	130,000	5.500		1/15/2024	133,250
TRI Pointe Holdings, Inc. - 144A	110,000	5.875		6/15/2024	110,550
					243,800
HOME EQUITY ABS - 1.9%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	592,336
GSAA Trust 2005-1 AF4 (a)	351,465	5.619		11/25/2034	371,964
					964,300

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued) October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
INSURANCE - 1.8%
Allstate Corp.	$200,000	5.750	%, +	8/15/2053	$208,625
Prudential Financial, Inc.	370,000	5.625	+	6/15/2043	388,130
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375	+	9/15/2054	110,700
Voya Financial, Inc.	125,000	5.650	+	5/15/2053	127,188
York Risk Services Holding Corp. - 144A	70,000	8.500		10/1/2022	61,862
					896,505
INTERNET - 0.3%
Priceline Group, Inc.	140,000	3.650		3/15/2025	139,723

INVESTMENT COMPANIES - 0.5%
Ares Capital Corp.	65,000	3.875		1/15/2020	66,643
FS Investment Corp.	110,000	4.250		1/15/2020	111,270
FS Investment Corp.	55,000	4.750		5/15/2022	54,075
					231,988
IRON / STEEL - 0.9%
ArcelorMittal	115,000	6.125		6/1/2025	99,438
Carpenter Technology Corp.	300,000	4.450		3/1/2023	293,085
United States Steel Corp.	85,000	6.875		4/1/2021	61,944
					454,467
LEISURE TIME - 0.0%
Jarden Corp. - 144A	15,000	5.000		11/15/2023	15,488

LODGING - 0.7%
Boyd Gaming Corp.	110,000	9.000		7/1/2020	119,075
Boyd Gaming Corp.	55,000	6.875		5/15/2023	58,575
Station Casinos LLC	170,000	7.500		3/1/2021	182,325
					359,975
MEDIA - 0.8%
CCO Holdings LLC - 144A	140,000	5.125		5/1/2023	140,700
CCO Safari II LLC -144A	30,000	4.908		7/23/2025	30,540
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A ^	105,000	5.125		12/15/2021	101,271
Clear Channel Worldwide Holdings, Inc.	115,000	7.625		3/15/2020	119,744
					392,255
MISCELLANEOUS MANUFACTURING - 0.2%
Bombardier, Inc. - 144A	105,000	4.750		4/15/2019	91,350

OIL & GAS - 1.2%
Antero Resources Corp. - 144A	60,000	5.625		6/1/2023	55,500
Blue Racer Midstream LLC / Blue Racer Finance Corp. - 144A	30,000	6.125		11/15/2022	28,200
Helmerich & Payne International Drilling Co. - 144A	80,000	4.650		3/15/2025	81,330
Newfield Exploration Co.	110,000	5.375		1/1/2026	105,050
Parker Drilling Co.	240,000	7.500		8/1/2020	200,400
Sunoco Finance Corp. - 144A	155,000	6.375		4/1/2023	156,937
					627,417
PACKAGING & CONTAINERS - 0.2%
Berry Plastics Corp.	105,000	5.125		7/15/2023	104,213

PHARMACEUTICALS - 0.6%
AbbVie, Inc.	45,000	3.600		5/14/2025	44,325
Capsugel SA - 144A (b)	20,000	7.000		5/15/2019	20,187
Endo Ltd. - 144A	80,000	6.000		7/15/2023	80,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
PHARMACEUTICALS - 0.6% (Continued)
JLL/Delta Dutch Pledge Co. BV - 144A (b)	$55,000	8.750%		5/1/2020	$56,306
Owens & Minor, Inc.	25,000	3.875		9/15/2021	25,350
Quintiles Transnational Corp. - 144A	55,000	4.875		5/15/2023	56,822
Valeant Pharmaceuticals International, Inc. - 144A	40,000	5.500		3/1/2013	33,800
					317,190
PIPELINES - 1.5%
Energy Transfer Equity LP	110,000	5.875		1/15/2024	107,115
Kinder Morgan, Inc.	130,000	4.300		6/1/2025	117,814
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	110,000	4.875		12/1/2024	104,363
Sabine Pass Liquefaction LLC	100,000	6.250		3/15/2022	99,750
Transcanada Trust	110,000	5.625	+	5/20/1975	105,808
Williams Cos., Inc.	230,000	3.700		1/15/2023	188,020
Williams Cos., Inc.	25,000	4.550		6/24/2024	20,959
					743,829
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A	135,000	4.000		5/30/2024	135,855

REAL ESTATE - 1.4%
American Campus Communities Operating Partnership LP	20,000	3.350		10/1/2020	20,183
American Homes 4 Rent 2014-SFR2 C Trust - 144A	130,000	4.705		10/17/2036	129,398
American Homes 4 Rent 2015-SFR2 Trust	120,000	4.691		10/17/2045	121,959
B2R Mortgage Trust 2015-1 A1 - 144A	98,762	2.524		5/15/2048	97,288
Countrywide Asset-Backed Certificates 2005-1 AF5A (a)	298,065	5.187		7/25/2035	295,532
Sierra Timeshare 2014-2 AA Receivables Funding LLC - 144A	49,986	2.050		6/20/2031	50,225
					714,585
REITS - 5.2%
Brixmor Operating Partnership LP	35,000	3.875		8/15/2022	35,120
Corporate Office Properties LP	315,000	3.600		5/15/2023	291,978
Corporate Office Properties LP	90,000	3.700		6/15/2021	87,829
Corrections Corp of America	175,000	5.000		10/15/2022	177,406
CTR Partnership LP / CareTrust Capital Corp.	90,000	5.875		6/1/2021	92,745
Digital Realty Trust LP	160,000	5.250		3/15/2021	173,411
Digital Realty Trust LP	55,000	3.950		7/1/2022	54,978
Education Realty Operating Partnership LP	135,000	4.600		12/1/2024	134,785
ESH Hospitality, Inc. - 144A	110,000	5.250		5/1/2025	110,957
Healthcare Realty Trust, Inc.	90,000	3.875		5/1/2025	87,719
Healthcare Trust of America Holdings LP	50,000	3.375		7/15/2021	49,760
Highwoods Realty LP	305,000	3.625		1/15/2023	304,919
iStar Financial, Inc.	140,000	5.000		7/1/2019	137,550
Kilroy Realty LP	135,000	4.375		10/1/2025	137,159
Kimco Realty Corp.	135,000	3.400		11/1/2022	135,260
MPT Operating Partnership LP / MPT Finance Corp.	60,000	5.500		5/1/2024	61,500
National Retail Properties, Inc.	40,000	4.000		11/15/2025	39,936
Retail Opportunity Investments Partnership LP	105,000	4.000		12/15/2024	102,206
Select Income REIT	140,000	4.500		2/1/2025	133,854
Welltower, Inc.	145,000	4.000		6/1/2025	143,863
WP Carey, Inc.	110,000	4.600		4/1/2024	111,273
					2,604,208
RETAIL - 1.5%
AmeriGas Finance Corp.	95,000	7.000		5/20/2022	100,700
Landry’s, Inc. - 144A	175,000	9.375		5/1/2020	188,563
Party City Holdings, Inc. - 144A	15,000	6.125		8/15/2023	15,525
QVC, Inc.	310,000	4.375		3/15/2023	299,418
Rite Aid Corp. - 144A	30,000	6.125		4/1/2023	32,437
Tops Holding LLC / Tops Markets II Corp. - 144A	110,000	8.000		6/15/2022	114,400
					751,043
SEMICONDUCTOR - 0.3%
KLA-Tencor Corp.	140,000	4.650		11/1/2024	141,225

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
SOFTWARE - 0.6%
Emdeon, Inc. - 144A	$70,000	6.000%		2/15/2021	$68,863
Fidelity National Information Services, Inc.	15,000	2.850		10/15/2018	15,169
Fidelity National Information Services, Inc.	50,000	3.625		10/15/2020	50,945
First Data Corp.	146,000	11.750		8/15/2021	166,805
First Data Corp. - 144A	15,000	7.000		12/1/2023	15,300
					317,082
TELECOMMUNICATIONS - 2.5%
AT&T, Inc.	315,000	3.875		8/15/2021	328,747
CyrusOne LP / CyrusOne Finance Corp. - 144A	110,000	6.375		11/15/2022	113,850
Digicel Group Ltd.-144A	200,000	8.250		9/30/2020	178,000
Frontier Communications Corp.	75,000	6.250		9/15/2021	67,350
Frontier Communications Corp. - 144A	15,000	10.500		9/15/2022	15,600
Sprint Corp.	170,000	7.250		9/15/2021	156,613
Telefonica Emisiones SAU	265,000	4.570		4/27/2023	279,077
Windstream Corp. ^	115,000	7.750		10/15/2020	103,931
					1,243,168
TRUCKING & LEASING - 0.1%
Penske Truck Leasing Co. LP - 144A	55,000	3.375		2/1/2022	53,761

WHOLE LOAN COLLATERAL CMO - 2.0%
Banc of America Funding 2005-1 1A1	78,357	5.500		2/25/2035	79,287
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	76,477	6.750		8/25/2034	84,128
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	97,300	2.287	+	8/25/2034	97,703
Master Alternative Loans Trust 2004-46A1	101,185	5.500		4/25/2034	106,975
Residential Asset Securitization Trust 2005-A1	128,602	5.500		4/25/2035	130,272
Sequoia Mortgage trust 2015-1 A1 - 144A	138,884	3.500	+	1/25/2045	140,110
Towd Point Mortgage Trust 2015-3 - 144A	182,680	3.000	+	3/25/2054	183,822
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	88,008	5.000		9/25/2018	89,498
WinWater Mortgage Loan Trust 2014-1 A1 - 144A	75,019	3.981	+	6/20/2044	77,810
					989,605

TOTAL CORPORATE BONDS & NOTES (Cost - $28,713,300)					28,615,628

FOREIGN GOVERNMENT BONDS - 0.8%
El Salvador Government International Bond - 144A	105,000	6.375		1/18/2027	94,238
Morocco Government International Bond - 144A	300,000	4.250		12/11/2022	303,169
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $404,288)					397,407

MUNICIPAL - 6.7%
City of Chicago IL Wastewater Transmission Revenue	25,000	5.180		1/1/2027	24,658
Commonwealth of Massachusetts	425,000	5.000		8/1/2025	530,085
Massachusetts Clean Water Trust	880,000	5.000		2/1/2045	993,230
New York State Dormitory Authority	410,000	5.000		2/15/2043	457,572
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	312,055
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	353,450
State of Texas	245,000	3.011		10/1/2026	242,337
Virginia College Building Authority	385,000	5.000		9/1/2023	468,580
TOTAL MUNICIPAL - (Cost - $3,392,762)					3,381,967

U.S. GOVERNMENT & AGENCY - 25.5%
U.S. GOVERNMENT AGENCY - 7.1%
Fannie Mae Pool 735061	44,132	6.000		11/1/2034	50,329
Fannie Mae Pool 866009	55,371	6.000		3/1/2036	62,887
Fannie Mae Pool 938574	351,154	5.500		9/1/2036	396,953
Fannie Mae Pool 310041	142,530	6.500		5/1/2037	163,395
Fannie Mae Pool 909175	53,656	5.500		4/1/2038	62,122
Fannie Mae Pool 962752	43,792	5.000		4/1/2038	49,126
Fannie Mae Pool 909220	148,146	6.000		8/1/2038	170,947
Fannie Mae Pool AA7001	265,215	5.000		6/1/2039	296,783
Fannie Mae Pool AX3195	523,739	4.000		9/1/2044	558,071

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued) October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AGENCY (Continued) - 7.1%
Fannie Mae Pool FNMA AS 5596	$456,839	3.500%		8/1/2045	$476,165
Fannie Mae Pool AS 5696	464,956	3.500		8/1/2045	484,453
Fannie Mae Pool FNMA AS 5634	407,044	3.000		8/1/2045	411,877
Federal Home Loan Pool G01980	316,700	5.000		12/1/2035	353,415
Freddie Mac Gold Pool G05888	71,375	5.500		10/1/2039	79,848
					3,616,371
U.S. TREASURY OBLIGATIONS - 18.4%
United States Treasury Bond	120,000	3.125		2/15/2043	124,808
United States Treasury Note	625,000	0.500		11/30/2016	625,134
United States Treasury Note	1,000,000	0.625		12/31/2016	1,001,569
United States Treasury Note	2,515,000	1.375		4/30/2020	2,505,078
United States Treasury Note	3,505,000	2.375		8/15/2024	3,584,297
United States Treasury Note	665,000	2.250		11/15/2024	672,269
United States Treasury Note	780,000	2.000		2/15/2025	771,098
					9,284,253

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $12,670,065)					12,900,624

BANK LOANS - 5.7%
AEROSPACE / DEFENSE - 0.2%
LM US Member LLC	80,000	8.500	+	6/24/2022	79,833

AUTOMOBILES - 0.3%
Navistar, Inc.	166,667	5.750	+	8/17/2017	157,500

CHEMICALS - 0.1%
Ineos US Finance LLC	6,965	4.250	+	3/11/2022	6,885
US Farathane	56,788	6.750	+	1/16/2022	57,249
					64,134
COMMERCIAL SERVICES - 0.6%
Ardent Legacy Acquisitions	56,000	5.500	+	7/31/2021	56,070
Concentra Health	5,985	4.000	+	5/9/2022	5,975
Concordia	46,000	5.250	+	10/20/2021	44,352
Greatbatch	52,000	5.250	+	9/22/2022	52,219
Laureate Education, Inc.	59,845	5.000	+	6/15/2018	51,666
Life Time Fitness	24,825	4.250	+	6/4/2022	24,701
National Veterinary Associates	46,000	8.000	+	8/8/2022	45,674
					280,657
COMPUTERS & ELECTRONICS - 0.5%
Applied Systems, Inc.	40,083	8.750	+	1/14/2022	38,856
CPI International, Inc.	44,483	6.750	+	7/29/2022	44,399
Deltek, Inc.	3,355	5.000	+	6/19/2022	3,357
Kronos, Inc.	67,900	9.750	+	4/30/2020	68,876
Mitchell International, Inc.	80,000	8.500	+	10/11/2021	79,867
					235,355
ELECTRONICS - 0.1%
Riverbed Technologies	49,750	6.000	+	2/25/2022	49,867

FOOD - 0.2%
Hostess Brands LLC	110,000	3.500	+	7/29/2023	109,966

GAMING AND HOTELS - 0.6%
CBAC Borrower, LLC	40,000	8.250	+	4/26/2020	37,900
Peppermill Casinos, Inc.	238,825	7.250	+	11/9/2018	239,422
					277,322

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
HEALTHCARE - 0.8%
American Renal Holdings, Inc.	$279,943	8.500	%, +	2/20/2020	$280,293
Regional Care Hospital, Inc.	46,413	6.000	+	3/24/2019	45,910
Surgery Center	68,654	4.250	+	4/24/2020	68,426
Surgery Center	20,122	7.500	+	7/23/2021	19,971
					414,600
INSURANCE - 0.2%
Sedgwick CMS Holdings, Inc.	85,000	6.000	+	2/11/2022	79,954

LEISURE TIME - 0.1%
CDS U.S. Intermediate Holdings	29,000	4.000	+	6/25/2022	29,169

LODGING - 0.0%
Eldorado Resorts, Inc.	24,938	3.250	+	7/18/2022	25,000

METALS & MINING - 0.1%
Arch Coal, Inc.	103,664	6.250	+	5/16/2018	54,391

MISCELLANEOUS MANUFACTURING - 0.1%
Schumacher Group	58,000	5.000	+	9/28/2022	57,783

OIL & GAS - 0.4%
Chelsea Petroleum	68,000	4.250	+	7/20/2022	67,745
Chief Exploration and Development	77,000	7.500	+	5/12/2021	62,139
Drillships Financing Holding / Drillships Ocean Ventures, Inc.	64,188	5.500	+	7/18/2021	41,912
Jonah Energy LLC	62,000	7.500	+	5/12/2021	48,825
					220,621
PHARMACEUTICALS - 0.3%
Amag Pharmaceuticals	20,000	4.750	+	6/29/2021	19,700
Amneal Pharmaceuticals	41,790	4.750	+	11/1/2019	41,466
Medimpact Healthcare	79,000	0.000	+	9/3/2022	78,901
					140,067
PROFESSIONAL & BUSINESS SERVICES - 0.3%
Infinity Acquisition - US LLC 2	51,611	4.250	+	7/16/2021	50,622
Inventiv Health, Inc.	119,990	7.750	+	5/15/2018	119,766
					170,388
REAL ESTATE - 0.1%
Capital Automotive LP	31,564	5.500	+	3/28/2021	31,906

RETAIL - 0.4%
Albertsons, Inc.	75,443	4.500	+	8/11/2011	75,542
PetSmart	14,963	5.000	+	2/9/2022	14,985
Rite Aid Corp.	16,000	5.000	+	12/31/2021	16,053
Staples, Inc.	106,000	3.750	+	4/23/2021	105,633
					212,213
SOFTWARE - 0.0%
First Data Corp.	25,000	3.937	+	6/25/2022	24,984

UTILITIES - 0.3%
Atlantic Power LP	21,015	4.750	+	2/19/2021	21,041
NRG Energy, Inc.	144,629	4.750	+	2/19/2021	140,983
					162,024

TOTAL BANK LOANS - (Cost - $3,006,273)					2,877,734

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2015

				Maturity
Security	Shares	Dividend Rate		Date	Value
PREFERRED STOCK - 1.5%
BANKS - 1.5%
GMAC Capital Trust I	17,600	8.125	% +	2/15/2040	$454,608
Zions Bancorporation	10,800	6.950	+	9/15/2028	306,072
TOTAL PREFERRED STOCK - (Cost - $710,000)					760,680

SHORT-TERM INVESTMENT - 3.0%
MONEY MARKET FUND - 3.0%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $1,512,359)	1,512,359	0.010	+		1,512,359

COLLATERAL FOR SECURITIES LOANED - 1.6%
Mount Vernon Prime Portfolio + (Cost - $802,900)	802,900	0.250	+		802,900

TOTAL INVESTMENTS - 101.5% (Cost - $51,211,947)					$51,249,299
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%					(774,361)
NET ASSETS - 100.0%					$50,474,938

ABS - Asset Backed Security

MBS - Mortgage Back Security

CMO - Collateralized Mortgage Obligation

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $784,538 at October 31, 2015.

+	Variable rate security. Interest rate is as of October 31, 2015.

*	The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2015.

(b)	Payment - in - Kind.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	56.6%	Short - Term Investments	3.0%
U.S. Government & Agencies Notes & Bonds	25.6%	Preferred	1.5%
Municipal	6.7%	Foreign Government	0.8%
Bank Loans	5.8%	Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund
Message from the Sub-Adviser (Westchester Capital Management, LLC)

Market volatility, as measured by the CBOE Volatility Index (“VIX”) ended the most recent fiscal year at approximately the same level that it began. Although the starting point and ending point may be considered “low” by historical standards, these bookends do not explain the levels of volatility experienced during the fiscal year. During the fiscal year, particularly during the summer period, the VIX nearly tripled, while equity market prices widely tumbled. As sharp stock market declines often coincide with large increases in the VIX, the higher volatility levels during the most recent fiscal quarter generally resulted in investors attempting to reduce risk and making indiscriminate sell decisions. Therefore, event-driven strategies, as measured by the Credit Suisse Event Driven Index, and market-neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, are not immune to negative marks-to-market, those declined 2.0 percent and 1.1 percent, respectively in the most recent fiscal quarter. This most recent fiscal quarter marked the third fiscal quarter decline for the Credit Suisse Event Driven Index during this most recent fiscal year. Over the fiscal year, event driven strategies shed 2.2 percent, while market neutral strategies gained 1.9 percent.

Within the event driven space, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, provided a positive contribution to absolute performance during the fiscal year, increasing 2.3 percent. Merger arbitrage strategies were generally negative performers through most of the summer months, until October provided a reprieve. While many merger spreads saw significant widening in the second half of the fiscal year, there was a slight contraction of spreads in October. Notwithstanding, deals continued to close during the volatile summer and fall months. For example, the all-cash acquisition of Omnicare Inc. (OCR) (holding percentage**: 0.07 percent) by CVS Health Corp. (CVS) (holding percentage**: not held) completed in August, as did the cash acquisition of CSR PLC (CSR LN) (holding percentage**: 0.07 percent) by QUALCOMM Inc. (QCOM) (holding percentage*: not held). These deals successfully closed despite exhibiting substantial spreads in the weeks and months prior to closing. Just one month prior to closing OCR was trading at a 2.5 percent (32.7 percent annualized) spread, and CSR LN was trading at a 3.33 percent (47.1 percent annualized) spread. These significant spreads on deals that ultimately proved to successfully close helps to illustrate how this recent volatility temporarily impacted deal spreads within the event driven space.

The summer’s volatility put pressure on deal spreads to widen further. For example, the cash and stock acquisition of Baker Hughes Inc. (BHI) (holding percentage*: 1.31 percent) by Halliburton Co. (HAL) (holding percentage*: -0.87 percent) experienced its deal spread widen from 13.2 percent at the end of July to a spread of 17.7 percent at the end of October. Similarly, the cash and stock acquisition of Time Warner Cable Inc. (TWC) (holding percentage*: 0.79 percent) by Charter Communications, Inc. (CHTR) (holding percentage*: -1.14 percent) saw its deal spread widen from 5.5 percent at the end of July to more than 7.3 percent at the end of October. On the surface, this widening may appear moderate, but when these numbers are annualized through the anticipated deal completion date, then the differences are greatly compounded. Some data providers show an expected completion date of the end of this calendar year, which would make the annualized spreads on the BHI / HAL deal and the TWC / CHTR deal 160.6 percent, and 51.6 percent, respectively.

Special situations served as the second-largest allocation during most of the fiscal year. The Sub-Adviser generally implements risk-reversals, a risk-management technique using call and put options, on these positions in order to help keep the risk within what it believes are acceptable bounds. A special situation event example that has spanned multiple fiscal quarters included Hertz Global Holdings, Inc.’s (HTZ) (holding percentage*: 2.16 percent) spin-off of its equipment rental business. During the fiscal year, buy/write strategies, as measured by the CBOE S&P 500 Buy/Write Index, increased 6.5 percent. The difference in utilizing a risk-reversal instead of a buy/write strategy is that it uses the majority of the proceeds of the written call to purchase protective put options. Therefore, in the declining periods of the most recent fiscal quarter the risk-reversal generally helped to reduce the downside (leaving less to be recovered).

The Sub-Adviser continued to maintain a small position in credit opportunities during the fiscal year. Corporate bonds in general, as measured by the Bank of America Merrill Lynch Corporate Bond Master Index, increased 1.0 percent during the fiscal year. Fund holdings such as the corporate bond issued by Ameristar Casinos Inc. (03070QAN1) (holding percentage*: 1.18 percent) aided positive performance during the fiscal year. The Ameristar Casinos Inc. bond price slightly declined 0.2 percent since it was purchased in the second fiscal quarter, but the bond’s slight decrease in price was more than offset by the 7.5 percent coupon.

The Sub-Adviser believes that low financing costs coupled with low-to-moderate economic growth expectations provide a strong environment for many event driven opportunities. This recent volatility in the equity markets has prompted some adverse shareholder activity, spurring sell-offs in many securities associated with companies involved in announced events. The Sub-Adviser remains optimistic about these opportunities and continues to implement its disciplined risk controls while taking advantage of these perceived opportunities.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015
		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	(1.53)%	3.02%	3.53%	4.06%**
Class C	(2.53)%	1.99%	2.49%	2.04%
Class A with load of 5.75%	(7.45)%	0.75%	2.05%	1.98%
Class A without load	(1.80)%	2.76%	3.26%	2.82%
IQ Hedge Market Neutral Beta Index	1.88%	2.44%	1.52%	2.50%
Morningstar Multialternative Category	(0.62)%	1.48%	1.41%	0.69%

*	Westchester Capital Management, Inc. was named Sub -Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.55% for Class N, 3.55% for Class C and 2.80% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4 358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 80.6%
AIRLINES - 0.1%
AMR Corp. *	101,283	$149,898

AUTO MANUFACTURERS - 0.9%
General Motors Co. ^	72,000	2,513,520

AUTO PARTS & EQUIPMENT - 3.4%
Johnson Controls, Inc.	215,947	9,756,486

BANKS - 1.5%
Citigroup, Inc. ^	80,500	4,280,185

CHEMICALS - 8.0%
Air Products & Chemicals, Inc.	15,800	2,195,884
Cytec Industries, Inc.	42,054	3,129,658
Dow Chemical Co. ^	88,400	4,567,628
EI du Pont de Nemours & Co. ^	4,800	304,320
Huntsman Corp. ^	36,332	478,493
Sigma-Aldrich Corp.	46,527	6,500,753
WR Grace & Co. * ^	58,700	5,887,610
		23,064,346
COMMERCIAL SERVICES - 2.1%
Hertz Global Holdings, Inc. * ^	276,750	5,396,625
SFX Entertainment, Inc. *	584,734	543,861
		5,940,486
COMPUTERS - 2.9%
Computer Sciences Corp. ^	84,500	5,626,855
EMC Corp. ^	46,813	1,227,437
HP, Inc.	50,700	1,366,872
		8,221,164
HEALTHCARE-SERVICES - 3.9%
Cigna Corp. ^	16,400	2,198,256
Health Net, Inc. * ^	36,800	2,364,768
Humana, Inc. ^	36,997	6,608,774
		11,171,798
HOLDING COMPANIES - DIVERSIFIED - 0.7%
Hennessy Capital Acquisition	104,074	1,026,170
PAcific Special Acquisition	105,552	1,065,020
		2,091,190
INSURANCE - 7.3%
American International Group, Inc.	18,600	1,172,916
Chubb Corp.	75,214	9,728,931
PartnerRe Ltd.	67,960	9,446,440
StanCorp Financial Group, Inc.	315	36,137
Symetra Financial Corp.	17,781	564,191
		20,948,615

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security	Shares	Value
INTERNET - 3.6%
Yahoo!, Inc. *	301,527	$10,740,392

LODGING - 0.6%
MGM Resorts International * ^	76,200	1,767,078

MACHINERY-DIVERSIFIED - 0.8%
SPX FLOW, Inc. * ^	72,200	2,447,580
		2,447,580
MEDIA - 6.9%
Cablevision Systems Corp. ^	88,145	2,872,646
CBS Corp. ^	83,239	3,872,278
Comcast Corp.	76,210	4,772,270
DISH Network Corp. * ^	86,353	5,437,648
Liberty Global Plc LiLAC *	1,320	51,031
Sirius XM Holdings, Inc. * ^	495,071	2,019,890
Time Warner Cable, Inc.	4,688	887,907
		19,913,670
METAL FABRICATE/HARDWARE - 4.7%
Precision Castparts Corp.	58,571	13,518,773

MINING - 0.0%
Freeport-McMoRan, Inc.	1	12

MISCELLANEOUS MANUFACTURING - 2.9%
General Electric Co. ^	256,600	7,420,872
SPX Corp. ^	72,200	884,450
		8,305,322
OIL & GAS - 1.2%
Anadarko Petroleum Corp. ^	12,200	815,936
BG Group PLC - ADR	41,676	665,357
BP PLC - ADR ^	56,500	2,017,050
		3,498,343
OIL & GAS SERVICES - 3.0%
Baker Hughes, Inc.	61,472	3,238,344
Cameron International Corp. *	78,854	5,362,861
		8,601,205
PACKAGING & CONTAINERS - 0.5%
WestRock Co. ^	27,200	1,462,272

PHARMACEUTICALS - 2.2%
Mylan NV * ^	25,500	1,124,295
Perrigo Co. PLC ^	10,080	1,590,019
Pfizer, Inc. ^	69,500	2,350,490
Zoetis, Inc. ^	29,000	1,247,290
		6,312,094

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security	Shares	Value
PIPELINES - 2.3%
Williams Cos, Inc. ^	88,700	$3,498,328
Williams Partners LP	96,332	3,256,022
		6,754,350
REITS - 6.1%
BioMed Realty Trust, Inc.	55,745	1,304,990
Blackstone Mortgage Trust, Inc.	4,944	136,059
CYS Investments, Inc. ^	9,500	73,340
NorthStar Realty Finance Corp. ^	374,138	4,493,397
Starwood Property Trust, Inc.	247,078	4,963,797
Strategic Hotels & Resorts, Inc. *	152,271	2,147,021
Ventas, Inc.	24,700	1,326,884
Wheeler Real Estate Investment Trust, Inc.	850,746	1,658,955
Winthrop Realty Trust	102,617	1,486,920
		17,591,363
RETAIL - 2.0%
McDonald’s Corp. ^	51,700	5,803,325
Restaurant Brands International, Inc.	1	40
		5,803,365
SAVING & LOANS - 2.0%
Hudson City Bancorp, Inc.	568,860	5,756,863

SEMICONDUCTORS - 6.0%
Atmel Corp. ^	169,400	1,287,440
Broadcom Corp. ^	215,896	11,097,055
KLA-Tencor Corp.	65,023	4,364,344
Microchip Technology, Inc.	1	47
PMC-Sierra, Inc. *	40,134	478,397
		17,227,283
SOFTWARE - 4.3%
Microsoft Corp. ^	142,700	7,511,728
Solera Holdings, Inc. ^	90,027	4,920,876
		12,432,604
TELECOMMUNICATIONS - 0.7%
America Movil SAB de CV ^	77,300	1,376,713
T-Mobile US, Inc. * ^	15,244	577,595
		1,954,308

TOTAL COMMON STOCK (Cost - $245,969,987)		232,224,565

RIGHTS - 0.0%
Leap Wireless Int’l, Inc.	4,071	15,879
Safeway Casa Ley CVR - Non Tradable	90,955	40,929
Safeway PDC, LLC CVR- Non Tradable	90,955	4,548
TOTAL RIGHTS (Cost - $102,118)		61,356

CLOSED-END FUNDS - 0.5%
Invesco Senior Income Trust	240,801	996,916
Western Asset High Income Opportunity	106,644	518,290
TOTAL CLOSED-END FUNDS (Cost - $1,893,250)		1,515,206

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

		Dividend
Security	Shares	Rate		Value
PREFERRED STOCK - 5.1%
BANKS - 0.8%
Regions Financial Corp.	91,502	6.3750%		$2,422,973

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Kinder Morgan GP, Inc. - 144A	2,000	4.2220		1,879,500
SLM Corp.	13,239	2.0372		622,233
SLM Corp.	45,886	6.9700		2,000,630
				4,502,363
ELECTRIC - 0.1%
SCE Trust I	6,239	5.6250		160,093

REITS - 2.6%
Equity CommonWealth	150,000	7.2500		3,838,500
Northstar Realty Finance Corp.	149,625	8.7500		3,598,481
				7,436,981

TOTAL PREFERRED STOCK (Cost - $14,993,128)				14,522,410

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 8.6%
COMPUTERS - 1.5%
NCR Corp.	$2,950,000	5.000%	7/15/2022	2,908,526
SunGard Data Systems, Inc.	1,341,000	7.625	11/15/2020	1,403,155
				4,311,681
ELECTRIC - 1.1%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. - 144A ***	2,984,076	11.750	3/1/2022	3,204,151

ENTERTAINMENT - 1.3%
Pinnacle Entertainment, Inc.	3,480,000	7.500	4/15/2021	3,684,450

FOOD - 1.0%
US Foods, Inc.	2,887,000	8.500	6/30/2019	3,009,698

HEALTHCARE-SERVICES - 1.6%
CHS/Community Health Systems, Inc.	4,294,000	8.000	11/15/2019	4,487,230

MACHINERY-DIVERSIFIED - 1.4%
The Manitowoc Co., Inc.	3,960,000	5.875	10/15/2022	4,108,500

MEDIA - 0.7%
LIN Television Corp. - 144A	2,000,000	5.875	11/15/2022	2,020,000

TOTAL BONDS & NOTES (Cost - $25,169,867)				24,825,710

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

PURCHASED PUT OPTIONS - 0.8%	Contracts**	Value
Air Products & Chemicals, Inc., Expiration November 2015, Exercise Price $110.00	27	$270
Air Products & Chemicals, Inc., Expiration December 2015, Exercise Price $110.00	115	2,875
America Movil, Expiration November 2015, Exercise Price $17.00	734	22,020
American Int’l Group Inc., Expiration November 2015, Exercise Price $58.00	33	792
American Int’l Group Inc., Expiration November 2015, Exercise Price $52.50	184	1,932
American Int’l Group Inc., Expiration November 2015, Exercise Price $55.00	283	1,981
American Int’l Group Inc., Expiration December 2015, Exercise Price $52.50	286	3,718
American Int’l Group Inc., Expiration November 2015, Exercise Price $57.50	417	5,421
Anadarko Petroleum Corp., Expiration January 2016, Exercise Price $62.50	162	40,500
Anadarko Petroleum Corp., Expiration November 2015, Exercise Price $70.00	354	143,016
Atmel Corp., Expiration November 2015, Exercise Price $7.00	1,694	33,880
Bayer AG, Expiration November 2015, Exercise Price EUR 100.00	48	422
Bayer AG, Expiration December 2015, Exercise Price EUR 94.00	49	863
Bayer AG, Expiration November 2015, Exercise Price EUR 105.00	128	1,831
Bayer AG, Expiration December 2015, Exercise Price EUR 100.00	137	4,221
BP PLC, Expiration December 2015, Exercise Price GBP 32.00	565	19,775
CBS Corp., Expiration December 2015, Exercise Price $40.00	87	3,828
CBS Corp., Expiration December 2015, Exercise Price $37.50	329	7,896
Charter Communications, Inc., Expiration January 2016, Exercise Price $210.00	52	117,260
Cigna Corp., Expiration November 2015, Exercise Price $120.00	148	9,916
Citigroup, Inc., Expiration December 2015, Exercise Price $47.50	322	8,050
Computer Sciences Corp., Expiration December 2015, Exercise Price $55.00	676	15,210
DISH Network Corp., Expiration December 2015, Exercise Price $52.50	183	10,980
DISH Network Corp., Expiration December 2015, Exercise Price $55.00	488	45,140
Dow Chemical Co., Expiration December 2015, Exercise Price $38.00	100	1,000
Dow Chemical Co., Expiration January 2016, Exercise Price $45.00	135	9,045
Dow Chemical Co., Expiration December 2015, Exercise Price $40.00	909	13,635
EI Du Pont de Nemours & Co., Expiration January 2016, Exercise Price $50.00	38	646
General Electric Co., Expiration December 2015, Exercise Price $23.00	18	144
General Electric Co., Expiration November 2015, Exercise Price $20.00	183	183
General Electric Co., Expiration December 2015, Exercise Price $24.00	28	196
General Electric Co., Expiration November 2015, Exercise Price $23.00	185	370
General Electric Co., Expiration November 2015, Exercise Price $24.00	178	534
General Electric Co., Expiration December 2015, Exercise Price $21.00	1,202	3,005
General Electric Co., Expiration January 2016, Exercise Price $26.00	601	19,232
General Motors Co., Expiration January 2016, Exercise Price $29.00	82	2,091
General Motors Co., Expiration January 2016, Exercise Price $28.00	180	3,960
General Motors Co., Expiration January 2016, Exercise Price $32.00	119	7,735
General Motors Co., Expiration January 2016, Exercise Price $31.00	164	7,790
General Motors Co., Expiration December 2015, Exercise Price $29.00	1,782	23,166
Hertz Global Holdings Inc., Expiration November 2015, Exercise Price $15.00	685	5,138
Hertz Global Holdings Inc., Expiration December 2015, Exercise Price $14.00	577	5,770
Hertz Global Holdings Inc., Expiration November 2015, Exercise Price $16.00	818	8,180
Hewlett Packard Co., Expiration December 2015, Exercise Price $23.00	406	11,368
Huntsman Corp., Expiration November 2015, Exercise Price $11.00	694	6,940
Huntsman Corp., Expiration November 2015, Exercise Price $12.00	1,511	33,998

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security		Contracts**		Value
PURCHASED PUT OPTIONS (Continued) - 0.8%
Johnson Controls, Inc., Expiration November 2015, Exercise Price $36.00		59		$590
Johnson Controls, Inc., Expiration January 2016, Exercise Price $38.00		1,610		40,250
McDonald’s Corp., Expiration January 2016, Exercise Price $92.50		89		3,293
McDonald’s Corp., Expiration December 2015, Exercise Price $87.50		221		3,425
MGM Resorts Intl, Expiration December 2015, Exercise Price $18.00		686		9,604
Microsoft Corp., Expiration November 2015, Exercise Price $41.00		123		123
Microsoft Corp., Expiration December 2015, Exercise Price $42.00		1,038		6,228
Microsoft Corp., Expiration February 2016, Exercise Price $48.00		103		11,227
Northstar Realty Finance Corp., Expiration December 2015, Exercise Price $13.00		1,403		210,450
Northstar Realty Finance Corp., Expiration December 2015, Exercise Price $15.00		1,534		513,890
Perrigo Co. PLC, Expiration November 2015, Exercise Price $160.00		80		70,400
Pfizer, Inc., Expiration February 2016, Exercise Price $29.00		186		10,230
Procter & Gamble Co., Expiration November 2015, Exercise Price $65.00		241		964
SPDR, Expiration December 2015, Exercise Price $191.00		255		34,425
SPDR, Expiration December 2015, Exercise Price $205.00		255		101,490
SPDR, Expiration December 2015, Exercise Price $205.00		258		94,686
SPDR, Expiration January 2016, Exercise Price $205.00		383		185,372
SPX Corp., Expiration December 2015, Exercise Price $45.00		614		147,360
T-Mobile US Inc., Expiration November 2015, Exercise Price $34.00		342		10,773
T-Mobile US Inc., Expiration November 2015, Exercise Price $36.00		666		43,956
VMware Inc, Expiration September 2016, Exercise Price $95.00		32		123,040
Westrock Co, Expiration November 2015, Exercise Price $50.00		131		9,497
W.R. Grace & Co., Expiration December 2015, Exercise Price $90.00		53		2,517
W.R. Grace & Co., Expiration December 2015, Exercise Price $87.50		409		14,315
Zoetis Inc., Expiration November 2015, Exercise Price $40.00		232		15,080
TOTAL PURCHASED PUT OPTIONS (Cost - $3,496,390)				2,329,108
		Contracts **
PURCHASED CALL OPTIONS - (0.0)%
Avago Technologies Ltd., Expiration January 2016, Exercise Price $175.00		49		2,695
Aetna, Inc., Expiration January 2016, Exercise Price $145.00		77		3,350
CBOE SPX Volatility Index, Expiration December 2015, Exercise Price $20.00		102		14,280
TOTAL PURCHASED CALL OPTIONS (Cost - $50,502)				20,325

SHORT-TERM INVESTMENT - 6.6%		Interest
MONEY MARKET FUND - 6.6%	Shares	Rate
First American Government Obligations Fund	19,030,333	0.01	% +	19,030,333
TOTAL SHORT-TERM INVESTMENT (Cost - $19,030,333)

TOTAL INVESTMENTS - 102.2% (Cost - $310,705,575)				$294,529,013
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.2)%				(6,223,946)
NET ASSETS - 100.0%				$288,305,067

*	Non-Income producing security.

**	Each Purchased Call/Put Option contract allows the Fund to sell/purchase 100 shares of the underlying security at the exercise price.

***	Issuer in default on interest payments, non-interest producing security.

REITS - Real Estate Investment Trusts

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2015.

^	Subject to call option written.

++	Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

#	All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2015. Total collateral had a value of $200,034,721 at October 31, 2015.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (3.7)%
Aetna Inc, Expiration January 2016, Exercise Price $100.00	77	$128,590
Air Products & Chemicals, Inc., Expiration December 2015, Exercise Price $125.00	135	203,850
Air Products & Chemicals, Inc., Expiration November 2015, Exercise Price $120.00	34	65,790
America Movil, Expiration November 2015, Exercise Price $18.00	773	23,190
American Int’l Group Inc., Expiration November 2015, Exercise Price $62.50	1,053	184,275
American Int’l Group Inc., Expiration December 2015, Exercise Price $60.00	433	175,365
American Int’l Group Inc., Expiration November 2015, Exercise Price $60.00	264	96,360
American Int’l Group Inc., Expiration November 2015, Exercise Price $62.00	41	8,528
Anadarko Petroleum Corp., Expiration January 2016, Exercise Price $67.50	180	73,350
Anadarko Petroleum Corp., Expiration November 2015, Exercise Price $77.50	157	3,140
Anadarko Petroleum Corp., Expiration November 2015, Exercise Price $82.50	304	2,888
AT&T Inc, Expiration January 2016, Exercise Price $34.00	148	8,584
Atmel Corp., Expiration November 2015, Exercise Price $8.00	1,694	33,880
Bayer AG, Expiration December 2015, Exercise Price EUR 110.00	137	186,165
Bayer AG, Expiration November 2015, Exercise Price EUR 115.00	160	125,170
Bayer AG, Expiration November 2015, Exercise Price EUR 120.00	54	20,023
Bayer AG, Expiration December 2015, Exercise Price EUR 105.00	49	91,062
BP PLC, Expiration December 2015, Exercise Price $37.00	565	31,075
Broadcom Corp., Expiration November 2015, Exercise Price $47.00	61	28,213
Cablevision Systems Corp, Expiration January 2016, Exercise Price $33.00	353	23,828
Cablevision Systems Corp, Expiration December 2015, Exercise Price $32.00	179	21,480
CBS Corp, Expiration December 2015, Exercise Price $47.50	832	141,440
Charter Communications, Inc., Expiration January 2016, Exercise Price $210.00	52	14,560
Cigna Corp., Expiration November 2015, Exercise Price $130.00	164	123,410
Citigroup, Inc., Expiration December 2015, Exercise Price $52.50	403	82,615
Computer Sciences Corp., Expiration December 2015, Exercise Price $65.00	563	205,495
Computer Sciences Corp., Expiration December 2015, Exercise Price $62.50	282	153,690
DISH Network Corp, Expiration December 2015, Exercise Price $60.00	609	322,770
DISH Network Corp, Expiration December 2015, Exercise Price $62.50	203	77,140
DISH Network Corp, Expiration December 2015, Exercise Price $67.50	51	9,307
Dow Chemical Co., Expiration December 2015, Exercise Price $45.00	1,337	982,695
Dow Chemical Co., Expiration January 2016, Exercise Price $50.00	170	57,120
E. ON AG, Expiration December 2015, Exercise Price EUR 9.50	313	19,631
EI Du Pont de Nemours & Co., Expiration January 2016, Exercise Price $55.00	48	43,200
EMC Corp./MA, Expiration December 2015, Exercise Price $28.00	29	551

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (3.7)%
Energy Transfer Equity LP, Expiration January 2016, Exercise Price $22.50	126	$13,608
Equinix Inc., Expiration January 2016, Exercise Price $250.00	39	228,735
General Electric Co., Expiration December 2015, Exercise Price $24.00	1,603	831,957
General Electric Co., Expiration January 2016, Exercise Price $29.00	897	86,112
General Electric Co., Expiration December 2015, Exercise Price $27.00	40	9,600
General Electric Co., Expiration December 2015, Exercise Price $26.00	26	8,450
General Motors Co., Expiration December 2015, Exercise Price $33.00	1,849	443,760
General Motors Co., Expiration January 2016, Exercise Price $34.00	226	45,653
General Motors Co., Expiration January 2016, Exercise Price $35.00	308	43,736
General Motors Co., Expiration January 2016, Exercise Price $36.00	149	14,602
Halliburton Co., Expiration December 2015, Exercise Price $40.00	49	5,439
Health Net Inc, Expiration January 2016, Exercise Price $62.50	368	128,800
Hertz Global Holdings Inc, Expiration December 2015, Exercise Price $18.00	721	155,015
Hertz Global Holdings Inc, Expiration November 2015, Exercise Price $19.00	1,023	122,760
Hertz Global Holdings Inc, Expiration November 2015, Exercise Price $20.00	1,023	66,495
Hewlett Packard Co., Expiration December 2015, Exercise Price $26.00	507	100,386
Humana Inc, Expiration January 2016, Exercise Price $170.00	107	166,920
Humana Inc, Expiration November 2015, Exercise Price $155.00	29	73,080
Humana Inc, Expiration November 2015, Exercise Price $180.00	76	59,280
Humana Inc, Expiration November 2015, Exercise Price $190.00	61	8,540
Huntsman Corp, Expiration January 2016, Exercise Price $13.00	2,349	258,390
Huntsman Corp, Expiration December 2015, Exercise Price $12.00	173	26,815
Huntsman Corp, Expiration November 2015, Exercise Price $13.00	376	18,800
Johnson Controls, Inc., Expiration January 2016, Exercise Price $43.00	2,013	624,030
McDonald’s Corp., Expiration December 2015, Exercise Price $95.00	368	678,960
McDonald’s Corp., Expiration January 2016, Exercise Price $100.00	149	191,465
MGM Resorts Intl, Expiration December 2015, Exercise Price $21.00	762	217,170
Microsoft Corp., Expiration December 2015, Exercise Price $45.00	1,298	1,083,830
Microsoft Corp., Expiration February 2016, Exercise Price $52.50	129	32,766
MYLAN NV, Expiration November 2015, Exercise Price $45.00	255	51,000
Northstar Realty Finance Corp., Expiration December 2015, Exercise Price $17.00	491	27,005
Partnerre Ltd, Expiration November 2015, Exercise Price $140.00	59	1,180
Perrigo Co. PLC, Expiration November 2015, Exercise Price $185.00	100	21,500
Pfizer Inc., Expiration December 2015, Exercise Price $30.00	463	193,303
Pfizer Inc., Expiration February 2016, Exercise Price $33.00	232	48,256
Royal Dutch Shell PLC, Expiration December 2015, Exercise Price GBP 1900.00	8	307
Royal Dutch Shell PLC, Expiration December 2015, Exercise Price GBP 2000.00	7	53
Sirius XM Radio, Inc., Expiration December 2015, Exercise Price $4.00	2,350	47,000
Sirius XM Radio, Inc., Expiration November 2015, Exercise Price $4.00	1,555	23,325
Sirius XM Radio, Inc., Expiration January 2016, Exercise Price $4.00	1,059	21,180
Solera Holdings Inc, Expiration December 2015, Exercise Price $55.00	85	3,188
SPX Corp., Expiration December 2015, Exercise Price $60.00	722	50,540
T-Mobile US Inc., Expiration November 2015, Exercise Price $40.00	740	25,160
T-Mobile US Inc., Expiration November 2015, Exercise Price $39.00	456	21,888
Vivendi, Expiration November 2015, Exercise Price EUR 19.50	683	185,622

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (3.7)%
Vivendi, Expiration January 2016, Exercise Price EUR 21.00	616	$104,379
Vivendi, Expiration December 2015, Exercise Price EUR 21.50	580	62,541
Westrock Co, Expiration November 2015, Exercise Price $55.00	164	21,320
Williams Partners LP, Expiration December 2015, Exercise Price $35.00	152	14,440
Williams Partners LP, Expiration December 2015, Exercise Price $37.50	310	13,175
Williams Partners LP, Expiration November 2015, Exercise Price $35.00	212	8,480
W.R. Grace & Co., Expiration December 2015, Exercise Price $100.00	515	175,100
W.R. Grace & Co., Expiration December 2015, Exercise Price $97.50	72	33,120
Zoetis Inc., Expiration November 2015, Exercise Price $44.00	290	36,975
WRITTEN CALL OPTIONS - (Premiums Received - $8,313,803)		10,703,621

WRITTEN PUT OPTIONS - (0.1)%
SPDR S&P 500 ETF Trust, Expiration January 2016, Exercise Price $195.00	330	81,840
SPDR S&P 500 ETF Trust, Expiration December 2015, Exercise Price $198.00	510	116,790
SPDR S&P 500 ETF Trust, Expiration December 2015, Exercise Price $198.00	258	50,826
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $257,025)		249,456

	Shares
SECURITIES SOLD SHORT * - (15.9)%
ACE Ltd.	45,275	5,140,525
Alibaba Group Holding Ltd.	120,611	10,110,820
Altera Corp.	3,900	204,945
American Airlines Group, Inc.	5,300	244,966
ARRIS Group, Inc.	14,286	403,722
Avago Technologies Ltd.	38,589	4,751,464
Brookfield Infrastructure Partners LP	10,151	426,951
Charter Communications, Inc.	21,182	4,044,491
Comcast Corp.	76,210	4,779,129
Energy Transfer Equity LP	4,481	96,566
Equinix, Inc.	7,681	2,278,799
Halliburton Co.	63,919	2,453,211
Lam Research Corp.	32,510	2,489,941
Liberty Global Plc LiLAC	1,319	50,957
M&T Bank Corp.	28,443	3,408,894
Royal Dutch Shell PLC	9,283	489,121
Schlumberger, Ltd.	56,458	4,412,757
TOTAL SECURITIES SOLD SHORT - (Proceeds - $43,689,086)		45,787,259

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Unrealized
Appreciation/
(Depreciation)
LONG EQUITY SWAP CONTRACTS - (0.4)%
Altera Corp. Equity Swap, Bank of America - July 07, 2016 to receive total return of Altera Corp. less USD- 3 Month LIBOR plus 0.72% (NOTIONAL AMOUNT $6,360,684)	$143,425

American International Group Equity Swap, JP Morgan - April 14, 2016 to receive total return of American International Group less USD- 3 Month LIBOR plus 0.69% (NOTIONAL AMOUNT $9,039,555)	1,078,905

Amlin PLC Equity Swap, JP Morgan - October 9, 2016 to receive total return of Amlin PLC less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $1,532,701)	13,718

Andarko Petroleum Corp. Equity Swap, JP Morgan - December 16, 2015 to receive total return of Andarko Petroleum Corp. less USD- 3 Month LIBOR plus 1.14% (NOTIONAL AMOUNT $3,913,000)	(441,173)

Apollo Residential Mortgage Equity Swap, JP Morgan - April 27, 2016 to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.79% (NOTIONAL AMOUNT $2,011,513)	(316,839)

Asciano Group Equity Swap, JP Morgan - August 21, 2016 to receive total return of Asciano Group less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $2,619,391)	(103,808)

AT&T, Inc. Equity Swap, JP Morgan - July 27, 2016 to receive total return of AT&T, Inc. less USD- 3 Month LIBOR plus 0.66% (NOTIONAL AMOUNT $2,170,557)	205,805

Bayer AG Equity Swap, JP Morgan - September 19, 2016 to receive total return of Bayer AG less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $5,680,082)	(374,729)

BG Group PLC Equity Swap, Bank of America - July 24, 2016 to receive total return of BG Group PLC less USD- 3 Month LIBOR plus 0.77% (NOTIONAL AMOUNT $51,564)	(2,631)

BG Group PLC Equity Swap, JP Morgan - October 4, 2016 to receive total return of BG Group PLC less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $7,399,110)	(637,971)

CYS Investments, Inc. Equity Swap, JP Morgan - June 5, 2016 to receive total return of CYS Investments, Inc. less USD- 3 Month LIBOR plus 0.79% (NOTIONAL AMOUNT $2,421,547)	(321,238)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Unrealized
Appreciation/
(Depreciation)
LONG EQUITY SWAP CONTRACTS (Continued) - (0.4)%
Dow Chemical Co. Equity Swap, JP Morgan - June 2, 2016 to receive total return of Dow Chemical Co less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $2,921,247)	$321,478

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - April 1, 2016 to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.14% (NOTIONAL AMOUNT $3,301,149)	(94,650)

E. ON SE Floating Rate, Inc. Equity Swap, JP Morgan - December 16, 2015 to receive total return of E. ON SE Floating Rate, Inc. less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $823,648)	(165,845)

Equity Commonwealth Equity Swap, JP Morgan - March 16, 2016 to receive total return of Equity Commonwealth less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $1,855,326)	206,516

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - April 1, 2016 to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03% (NOTIONAL AMOUNT $1,104,335)	(34,898)

First Trust MLP & Energy Income Fund Equity Swap, JP Morgan - December 31, 2015 to receive total return of First Trust MLP & Energy Income Fund less USD- 3 Month LIBOR plus 1.14% (NOTIONAL AMOUNT $188,514)	(38,166)

General Motors Co. Equity Swap, JP Morgan - November 12, 2015 to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $5,945,172)	375,702

Huntsman Corp. Equity Swap, JP Morgan - April 14, 2016 to receive total return of Huntsman Corp. less USD- 3 Month LIBOR plus 0.69% (NOTIONAL AMOUNT $5,640,420)	(2,315,876)

Nuveen Energy MLP Total Return Fund Equity Swap, JP Morgan - January 15, 2016 to receive total return of Nuveen Energy MLP Total Return Fund less USD- 3 Month LIBOR plus 1.14% (NOTIONAL AMOUNT $1,265,249)	(340,639)

Nokia OYJ Total Return Fund Equity Swap, Bank of America - July 24, 2016 to pay total return of Nokia OYJ Total Return Fund less USD- 3 Month LIBOR plus 0.03% (NOTIONAL AMOUNT $3,078,115)	(286,892)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Unrealized
Appreciation/
(Depreciation)
LONG EQUITY SWAP CONTRACTS (Continued) - (0.4)%
Pace PLC Equity Swap, Bank of America - May 21, 2016 to receive total return of Pace PLC less USD- 3 Month LIBOR plus 0.75% (NOTIONAL AMOUNT $1,972,645)	$41,147

Pace PLC Equity Swap, JP Morgan - April 28, 2016 to receive total return of Pace PLC less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $2,435,702)	(181,886)

SAI Global LTD Equity Swap, JP Morgan - June 3, 2016 to receive total return of SAI Global LTD less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $332,940)	(14,110)

Sirius XM Radio, Inc. Equity Swap, JP Morgan - September 1, 2016 to receive total return of Sirius XM Radio, Inc. less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $4,452)	966

T-Mobile US, Inc. Equity Swap, JP Morgan - January 5, 2016 to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.69% (NOTIONAL AMOUNT $3,889,905)	445,727

Telocity Group PLC, Equity Swap, Bank of America - April 6, 2016 to receive total return of Telocity Group PLC. less USD- 3 Month LIBOR plus 0.77% (NOTIONAL AMOUNT $6,029,399)	456,445

TNT, Inc. Equity Swap, JP Morgan - August 13, 2016 to receive total return of TNT, Inc. less USD- 3 Month LIBOR plus 0.73% (NOTIONAL AMOUNT $919,697)	4,483

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 17, 2016 to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.63% (NOTIONAL AMOUNT $10,098,628)	1,574,650

Vivendi Equity Swap, JP Morgan - January 7, 2016 to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.74% (NOTIONAL AMOUNT $4,699,706)	(166,163)

TOTAL LONG EQUITY SWAP CONTRACTS	(968,547)

SHORT EQUITY SWAP CONTRACTS - 0.4%
Alcatel-Lucent Equity Swap, Bank of America - July 24, 2016 to receive total return of Alcatel-Lucent less USD- 3 Month LIBOR plus 1.12% (NOTIONAL AMOUNT $2,847,105)	436,754

Alcatel-Lucent Equity Swap, Bank of America - October 21, 2016 to receive total return of Alcatel-Lucent less USD- 3 Month LIBOR plus 1.12% (NOTIONAL AMOUNT $96,794)	6,929

Arris Group, Inc. Equity Swap, Bank of America - May 22, 2016 to pay total return of Arris Group, Inc. less USD- 3 Month LIBOR plus 0.18% (NOTIONAL AMOUNT $1,255,546)	9,223

Arris Group, Inc. Equity Swap, JP Morgan - April 29, 2016 to pay total return of Arris Group, Inc. less USD- 3 Month LIBOR plus 0.16% (NOTIONAL AMOUNT $1,713,923)	230,353

Charter Communication CL Equity Swap, JP Morgan - August 26, 2016 to pay total return of Charter Communication CL less USD- 3 Month LIBOR plus 0.97% (NOTIONAL AMOUNT $1,412,070)	(42,291)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2015

Unrealized
Appreciation/
(Depreciation)
SHORT EQUITY SWAP CONTRACTS (Continued) - 0.4%
Royal Dutch Shell PLC Equity Swap, Bank of America - July 24, 2016 to pay total return of Royal Dutch Shell PLC less USD- 3 Month LIBOR plus 0.013% (NOTIONAL AMOUNT $39,222)	$3,059

Royal Dutch Shell PLC Equity Swap, JP Morgan - October 4, 2016 to pay total return of Royal Dutch Shell PLC less USD- 3 Month LIBOR plus 0.06% (NOTIONAL AMOUNT $5,268,104)	666,675

Voya Prime Rate Equity Swap, JP Morgan - December 28, 2015 to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.64% (NOTIONAL AMOUNT $1,133,951)	(58,527)

TOTAL SHORT EQUITY SWAP CONTRACTS	1,252,175

TOTAL EQUITY SWAP CONTRACTS	$283,628

Portfolio Composition * - (Unaudited)
Financial	22.25%	Basic Materials	7.80%
Technology	14.07%	Energy	7.16%
Communications	11.52%	Utilities	1.14%
Consumer, Non-cyclical	10.46%	Diversified	0.70%
Industrial	10.45%	Short-Term Investment	6.44%
Consumer, Cyclical	8.01%	Total	100.00%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Floating Rate Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Interest rates fluctuated throughout the fiscal year, declining as low as 1.6 percent at the end of the first fiscal quarter to nearly 2.5 percent during the volatile summer months. However, these swings in rates did not result in rates ending much lower than they started, as the yield on 10-year Treasuries began the fiscal year at 2.33 percent and ended at 2.15 percent. This decline in rates generally detracted from performance for bank loans, as measured by the S&P / LSTA Leveraged Loan Index. Bank loans managed a positive return for the fiscal year despite rates falling, rising 0.5 percent during the fiscal year. Although interest rates fell, the London Interbank Offered Rate (“LIBOR”) slightly rose during the fiscal year. Three-month LIBOR began the fiscal year at 0.23 percent and ended the fiscal year at 0.33 percent.

This most recent decline in interest rates coincided with equity market selloffs and comments made by the Federal Open Market Committee. The stall in raising interest rates prompted investors to sell out of bank loans, which broadly brought the average prices lower for the most recent fiscal quarter. At the beginning of the most recent fiscal quarter, the average bank loan in the Fund had a price in the $98 range. By the end of the fiscal quarter, the average had fallen to $96.8. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the prices to rebound to historical averages. At the beginning of the most recent fiscal quarter, approximately 24 bank loans in the Fund had a price below $95 and by the end of the most recent fiscal quarter, the Fund held approximately 36 bank loans with a price below $95. Some of these declines occurred in the bank loans for energy-related companies, such as MEG Energy Corporation (BL0932949) (holding percentage*: 0.30 percent), an oil and gas company that is primarily involved in oil sands development and leases. The MEG Energy Corp. bank loan price depreciated 3.5 percent during the most recent fiscal quarter. However, the 3.75 percent coupon helped to offset nearly one-third of the decline.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, moved opposite to broader Treasury yield movements during the fiscal year. Bank loans in general began the fiscal year with a yield-to-maturity of 4.8 percent, approximately 1.4 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans slightly outperformed traditional high-yield bonds during the fiscal year by 2.5 percent. As bank loans outperformed traditional high-yield bonds, the yield gap between the bank loans and traditional high-yield bonds saw a slight expansion. At the end of the fiscal year, the yields on bank loans stood at 5.9 percent and traditional high-yield bonds ended at 7.6 percent. The Fund held approximately 5 percent of its assets in traditional high-yield bonds, which from an allocation perspective detracted from relative performance during the fiscal year.

The Sub-Adviser has continued to hold positions in both the traditional bond and the bank loan for the same issuer. For example, the Fund held the traditional bond (527298AW3) (holding percentage*: 0.09 percent) of Level 3 Financing, Inc., an investment capital provider for its telecommunications parent company, as well as the company’s term bank loan (BL1332115) (holding percentage*: 0.41 percent). The Level 3 Financing, Inc. bank loan’s incremental 0.7 percent rise in value was enhanced by the 4.5 percent coupon during the fiscal year while the traditional bond’s price declined 0.9 percent but its 7.0 percent coupon more than offset the principal decline. Another example included the traditional bond (761735AP4) (holding percentage*: 0.06 percent) of Reynolds Group Issuer, Inc., a financing arm of Reynolds Group Issuer, as well as the company’s term bank loan (BL1168733) (holding percentage*: 0.52 percent). The Reynolds Group Issuer, Inc. bank loan’s price increased 0.7 percent while the traditional bond’s price declined 0.2 percent during the fiscal year.

The Sub-Adviser continued to focus on higher rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans, second lien loans, and traditional bonds has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. For example, the Fund held the CCC-rated traditional bonds issued by Ardagh Packaging Finance PLC (03969AAD2) (holding percentage*: 0.24 percent), a packaging company that primarily works with federal government credit agencies in Ireland. The Ardagh Packaging Finance PLC bond’s price slightly increased, up 0.6 percent, during the fiscal year, while the 6.25 percent coupon helped to further improve its contribution to overall Fund performance. In addition, the Fund held the traditional CCC-rated bond issued by Clear Channel Communications Inc. (184502BL5) (holding percentage*: 0.15 percent), a mobile and on-demand entertainment and information service provider. The Clear Channel Communications Inc. bond value declined 12.7 percent since it was originally purchased in mid-July.

The Sub-Adviser also analyzes recovery expectations for bank loans that are issued by companies proceeding through restructurings or defaults. For example, the Fund held the Caesars Entertainment Operating Co., Inc. bank loan (BL1302209) (holding percentage*: 0.14 percent), a casino, restaurant, and convention-space operator, which defaulted on its debt during the first fiscal quarter. Although the Caesars Entertainment Operating Co., Inc. bank loan traded higher than $90 in the second fiscal quarter it fell back down to $86 at the end of the third fiscal quarter. However, the Caesars Entertainment Operating Co., Inc. bank loan ended the fiscal year above $89.

The Sub-Adviser remains optimistic that interest rates in general will eventually rise, and that bank loan investors may benefit from a highly-correlated increase in LIBOR. Although the Federal Open Market Committee has consistently renewed their commitment to raising interest rates in the near future, the precise timing remains unknown. Even in this environment, the Sub-Adviser remains encouraged by the positioning of the bank loan market.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015
		Annualized
	One	Since Inception
	Year	(11/1/13)
Class N	0.51%	0.97%
Class C	(0.23)%	0.20%
Class A with load of 4.50%	(4.39)%	(1.61)%
Class A without load	0.16%	0.68%
S&P/LSTA Leverage Loan Index	0.55%	1.94%
Morningstar Bank Loan Category	0.78%	1.62%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.29% for Class N, 2.04% for Class C and 1.54% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BANK LOANS - 94.5%
CONSUMER DISCRETIONARY - 28.9%
Acosta, Inc.	$241,230	4.2500%	9/26/2021	$236,044
Advantage Sales & Marketing, Inc.	349,101	4.2500	7/23/2021	342,211
Advantage Sales & Marketing, Inc.	195,000	7.5000	7/25/2022	180,985
Allison Transmission, Inc.	586,813	3.5000	8/23/2019	588,280
Alpha Topco Limited	410,000	4.7500	7/30/2021	403,194
Aristocrat Technologies, Inc.	381,000	4.7500	10/20/2021	382,549
Borgata	111,575	6.5000	8/15/2018	111,853
Boyd Gaming Corp.	480,488	4.0000	8/14/2020	481,689
Brickman Group Holdings, Inc.	249,000	7.5000	12/17/2021	236,301
Caesars Entertainment Operating Co, Inc. *	203,234	10.0000	3/1/2017	184,464
Caesars Entertainment Operating Co, Inc. *	137,310	9.7500	1/28/2018	123,179
Caesars Entertainment Resort Properties, Inc.	274,256	7.0000	10/11/2020	260,716
Caesars Growth Properties Holdings, LLC	152,800	6.2500	5/7/2021	135,228
CBAC Borrower, LLC	100,000	8.2500	7/2/2020	94,750
CDS U.S. Intermediate Holdings	176,000	5.0000	7/8/2022	177,026
Cequel Communications, LLC	328,085	3.5000	2/14/2019	324,565
Charter Communications Operations LLC	328,492	3.0000	7/1/2020	325,876
Charter Communications Operations LLC	138,000	3.2500	7/23/2021	137,988
Charter Communications Operations LLC	708,000	3.5000	1/23/2023	708,442
CityCenter Holdings, LLC	375,000	4.2500	10/16/2020	375,891
CS Intermediate Holdco 2 LLC	412,780	4.0000	4/5/2021	410,652
CSC Holdings, LLC	620,000	2.6880	10/19/2022	623,158
CSC Holdings, LLC	726,868	2.6843	4/17/2020	727,776
Eldorado Resorts, Inc.	129,675	4.2500	7/22/2022	129,999
FCA US LLC	1,495,000	6.9343	1/30/2019	1,256,040
FCA US LLC	575,113	3.2500	12/31/2018	574,035
Federal Mogul Corp.	294,754	4.7500	4/15/2021	269,753
Golden Nugget, Inc.	154,902	5.5000	11/21/2019	155,628
Golden Nugget, Inc.	66,386	5.5000	11/21/2019	66,698
Graton Resort & Casino	145,000	4.7500	10/3/2022	145,181
Hilton Hotels Corp.	830,784	3.5000	10/26/2020	833,467
Hudson’s Bay Co.	280,000	4.7500	8/13/2021	280,832
Infiltrator Systems	78,803	5.2500	5/27/2022	78,881
Jarden	49,873	2.9383	9/30/2020	49,977
Jarden	348,000	2.9383	7/29/2022	348,498
KAR Auction Services, Inc.	312,112	3.5000	3/11/2021	312,892
Key Safety Systems, Inc.	343,530	4.7500	8/27/2021	340,845
Laureate Education, Inc.	377,871	5.0000	6/15/2018	326,227
Leslie’s Poolmart, Inc.	397,979	4.2500	10/16/2019	392,805
Libbey Glass, Inc.	397,967	3.7500	4/9/2021	396,889
Life Time Fitness	307,230	3.2500	6/10/2022	305,694
Mediacom Broadband, LLC	301,278	3.2500	1/29/2021	297,387
Mediacom Broadband, LLC	62,213	3.7500	6/30/2021	61,746
Mediacom Broadband, LLC	156,420	3.7500	6/30/2021	155,116
MGM Results International	1,093,810	3.5000	12/20/2019	1,093,474
Michaels Stores, Inc.	534,262	3.7500	1/28/2020	534,890
Mohegan Tribal Gaming Authority	151,184	5.5000	11/19/2019	149,823
MPG Holdco I Inc	288,394	3.5000	10/20/2021	287,282
Numericable US LLC	115,681	4.5000	5/21/2020	114,351
Numericable US LLC	97,904	4.5000	5/21/2020	96,779
Numericable US LLC	143,000	4.5000	10/21/2021	141,619
Party City Holdings, Inc.	261,000	4.2500	9/1/2022	261,325
Penn National Gaming, Inc.	407,738	3.2500	10/30/2020	406,590

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 28.9%
Petsmart, Inc.	$544,635	4.2500%	3/11/2022	$545,436
Pinnacle Entertainment, Inc.	93,825	3.7500	8/13/2020	93,884
Scientific Games International, Inc.	685,184	6.0000	10/1/2021	670,768
Servicemaster Co.	901,788	4.2500	7/1/2021	903,352
Shingle Springs Tribal Gaming Authority	142,890	6.2500	8/29/2019	143,604
Sinclair Television Group, Inc.	374,063	3.5000	7/30/2021	371,023
Six Flags	148,628	3.5000	7/8/2022	148,999
SRAM, LLC	284,541	5.2500	4/10/2020	268,891
Staples, Inc.	258,000	3.7500	4/23/2021	257,106
Station Casinos LLC	256,460	4.2500	3/2/2020	256,909
TI Group Automotive	32,000	4.5000	6/30/2022	31,733
Transtar Holding Co.	34,388	5.7500	10/9/2018	33,098
Tribune Co.	455,811	3.7500	12/24/2020	455,385
TWCC Holding Corp.	223,000	7.0000	6/26/2020	223,139
TWCC Holding Corp.	227,077	5.7500	2/11/2020	227,554
Univision Communications, Inc.	264,072	4.0000	2/28/2020	262,752
Univision Communications, Inc.	1,338,253	4.0000	3/1/2020	1,331,896
US Farathane LLC	158,813	6.7500	12/23/2021	160,104
Virgin Media Investment Holdings Ltd.	445,962	3.5000	6/8/2020	444,131
Ziggo NV	154,941	3.5000	1/15/2022	152,800
Ziggo NV	99,847	3.5000	1/15/2022	98,467
Ziggo NV	164,212	3.5000	1/15/2022	161,943
				24,680,514
CONSUMER STAPLES - 6.0%
Albertsons, Inc.	278,942	5.5000	8/25/2021	279,307
Aramark Corp.	804,767	3.2500	2/24/2021	804,436
Charger Opco BV	70,993	3.5000	7/2/2022	71,289
Coty	102,976	3.7500	10/7/2022	103,523
Coty	205,952	3.7500	10/21/2022	206,500
Del Monte Foods Co.	261,025	5.5000	2/18/2021	256,131
Dole Foods, Inc.	560,696	4.5000	11/1/2018	561,282
Hostess	321,000	4.5000	7/28/2022	322,002
Hostess Brands LLC	235,000	8.5000	8/3/2022	234,927
Kronos, Inc.	834,734	4.5000	10/30/2019	834,317
Kronos Incorporated	60,892	9.7500	4/30/2020	61,767
Pinnacle Foods Finance LLC	455,496	3.0000	4/29/2020	455,212
Prestige Brands, Inc.	443,409	5.7500	9/3/2021	444,163
Reynolds Group	445,369	4.5000	11/30/2018	446,760
Spectrum Brands, Inc.	81,231	3.5000	6/23/2022	81,652
				5,163,268
ENERGY - 2.0%
Arch Coal, Inc.	301,119	6.2500	5/16/2018	157,994
Chelsea Petroleum	203,000	5.2500	8/17/2021	202,239
Chief Exploration and Development LLC	172,000	7.5000	5/12/2021	138,804
Drillships Financing Holding, Inc.	142,093	6.0000	3/31/2021	82,414
Drillships Financing Holding, Inc.	110,600	5.5000	7/26/2021	72,218
Fieldwood Energy LLC	97,080	3.8750	9/28/2018	85,976
Fieldwood Energy LLC	215,850	8.3750	9/30/2020	80,944
FTS International, Inc.	49,200	5.7500	4/16/2021	13,186
Jonah Energy, LLC	243,000	7.5000	5/12/2021	191,363
MEG Energy Corp.	277,836	3.7500	3/31/2020	262,065
Paragon Offshore Finance Co.	174,699	3.7500	7/16/2021	65,513

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
ENERGY - (Continued) 2.0%
Seadrill Ltd.	$494,603	4.0000%	2/21/2021	$290,426
TGGT Holdings, LLC	54,471	7.5000	11/15/2018	42,215
				1,685,357
FINANCIALS - 6.0%
Alixpartners LLP	518,000	4.5000	7/23/2022	518,648
Asurion, LLC	85,353	5.0000	5/24/2019	81,610
Asurion, LLC	191,520	4.2500	8/4/2021	181,465
Capital Automotive LP	115,287	4.0000	4/10/2019	115,705
Capital Automotive LP	197,005	6.0000	4/30/2020	199,140
Clipper Acquisitions Corp.	294,750	3.0000	2/6/2020	290,329
Delos Aircraft, Inc.	381,000	3.5000	3/6/2021	381,516
DTZ	598,500	4.2500	8/26/2022	593,452
National Financial Partners Corp.	280,948	4.5000	7/1/2020	277,657
Realogy Group LLC	777,292	3.7500	3/5/2020	778,166
Starwood Property Trust, Inc.	478,972	3.5000	4/17/2020	474,183
Trans Union LLC	896,891	3.5000	4/9/2021	886,429
Walter Investment Management Corp.	373,471	4.7500	12/18/2020	341,726
				5,120,026
HEALTHCARE - 15.8%
21st Century Oncology, Inc.	209,475	6.5000	4/15/2022	202,405
Air Medical Group Holdings, Inc.	19,950	0.0000	4/15/2022	19,659
Akorn, Inc.	321,002	4.5000	4/16/2021	318,996
Alere, Inc.	185,535	4.2500	6/20/2022	185,936
Amag Pharmaceuticals	137,000	4.7500	7/8/2020	134,945
American Renal Holdings, Inc.	149,986	8.5000	2/20/2020	150,173
Amneal Pharmaceuticals LLC	346,142	5.0000	11/1/2019	343,459
Amsurg Corp.	101,713	3.7500	7/16/2021	101,166
Ardent Legacy Acquisitions	195,000	6.5000	8/24/2021	195,244
Capsugel Holdings US, Inc.	212,090	3.5000	8/1/2018	211,693
CHG Buyer Corp.	484,090	4.2500	11/19/2019	482,679
Community Health Systems, Inc.	219,770	3.4343	12/31/2018	219,038
Community Health Systems, Inc.	283,927	4.2500	12/31/2019	283,240
Community Health Systems, Inc.	522,419	3.7500	1/27/2021	521,659
Concentra Health	231,420	4.0000	6/1/2022	231,032
Concordia	150,000	4.0000	9/30/2022	144,626
Convatec Inc	10,973	4.2500	6/15/2020	10,954
Davita Healthcare Partners, Inc.	551,891	3.5000	6/24/2021	554,306
DJO Finance LLC	159,600	4.2500	6/24/2020	158,722
Emdeon, Inc.	128,670	3.7500	11/2/2018	127,673
Emseon, Inc.	495,000	3.7500	11/2/2018	491,287
Endo Pharmaceuticals	622,000	3.7500	9/26/2022	612,962
Envision Healthcare Corp.	191,008	4.0000	5/25/2018	190,709
FHC Health Systems, Inc.	248,750	4.5000	12/23/2021	245,019
Greatbatch	101,000	5.2500	10/7/2022	101,426
Horizon Pharma Holdings USA, Inc.	131,670	4.5000	4/29/2021	123,111
IMS Health, Inc.	452,609	3.5000	3/17/2021	452,084
Inventiv Health, Inc.	233,269	7.7500	5/15/2018	232,833
Kinetic Concepts, Inc.	419,547	4.5000	5/4/2018	419,998
Mallinckrodt International Finance	155,630	3.2500	3/19/2021	148,217
Mallinckrodt International Finance	226,216	3.5000	3/19/2021	217,207
Medimpact Healthcare	157,000	5.7500	9/30/2022	156,804
MPH Acquicition Holdings LLC	259,676	3.7500	3/31/2021	256,729
National Mentor Holdings, Inc.	268,158	4.2500	1/31/2021	264,136

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE (Continued) - 15.8%
National Veterinary Associates, Inc.	$351,406	6.0000%	8/13/2021	$351,845
National Veterinary Associates, Inc.	149,333	8.0000	8/12/2022	149,520
National Veterinary Associates, Inc.	106,000	4.5000	1/24/2023	105,249
National Surgical Hospitals, Inc.	117,705	5.2500	8/1/2019	115,792
Ortho-Clinical Diagnostics, Inc.	427,588	4.7500	6/30/2021	422,243
Par Pharmaceutical Co., Inc.	221,445	4.0000	9/30/2019	218,637
PharMEDium Healthcare Corp.	188,111	4.2500	1/28/2021	187,915
PharMEDium Healthcare Corp.	29,000	7.7500	1/28/2022	29,175
PRA Holdings, Inc.	367,438	4.5000	9/23/2020	368,127
Quintiles Transnational Corp.	122,692	3.2500	6/8/2018	122,999
Regional Care Hospital, Inc.	315,359	6.0000	4/23/2019	311,944
RPI Finance Trust	298,496	3.5000	11/9/2020	298,160
Schumacher Group	225,000	5.0000	9/1/2022	224,156
Sterigenics- Nordion	120,000	4.2500	5/15/2022	119,100
Surgery Center Holdings, Inc.	46,648	5.2500	11/3/2020	46,492
Surgery Center Holdings, Inc.	59,361	8.5000	11/3/2021	58,916
Surgical Care Affiliates, Inc.	71,640	4.2500	3/17/2022	71,685
US Renal Care, Inc.	372,037	4.2500	7/3/2019	372,113
Valeant Pharmaceuticals International, Inc.	300,000	3.7500	8/5/2020	279,708
Valeant Pharmaceuticals International, Inc.	662,020	3.5000	2/13/2019	618,823
Valeant Pharmaceuticals International, Inc.	597,000	4.0000	4/1/2022	556,891
				13,539,617
INDUSTRIALS - 12.0%
Air Canada	202,437	5.5000	9/26/2019	202,944
AlliedBarton Security Services	77,849	4.2500	2/12/2021	76,389
AlliedBarton Security Services	38,479	8.0000	8/13/2021	36,555
American Airlines, Inc.	149,490	4.2500	10/11/2021	149,365
American Airlines, Inc.	436,545	3.7500	6/29/2020	433,409
Beacon Roofing Supply	51,000	4.0000	7/29/2022	51,040
Brickman Group Holdings, Inc.	323,253	4.0000	12/18/2020	316,626
Brock Holdings III, Inc.	305,758	6.0000	3/16/2017	297,923
Builders FirstSource	273,000	6.0000	7/29/2022	271,550
Ceridian Corp.	461,093	4.5000	9/15/2020	427,664
CSC Holdings LLC	175,848	7.0000	5/22/2018	175,580
Dyncorp International, Inc.	233,563	6.2500	7/7/2016	228,046
Filtration Group Corp.	20,950	8.2500	11/19/2021	20,891
Filtration Group, Inc.	163,000	4.2500	11/20/2020	163,102
Harland Clarke Holdings	65,981	6.0000	8/2/2019	65,767
HD Supply, Inc.	374,000	3.7500	11/4/2021	373,439
Headwaters, Inc.	254,363	4.5000	3/24/2022	255,634
Husky Injection Molding Systems Ltd.	172,135	4.2500	6/30/2021	169,209
Landmark Aviation, Inc.	8,217	4.7500	10/25/2019	8,212
LM US Member LLC	207,036	4.7500	10/25/2019	206,906
LM US Member LLC	65,000	8.2500	1/25/2021	64,864
McJunkin Red Man Corp.	140,339	5.0000	11/8/2019	137,182
Navistar, Inc.	62,000	6.5000	8/7/2020	58,590
NN, Inc.	281,000	3.5000	9/30/2022	280,301
Nortek, Inc.	609,506	3.5000	10/30/2020	604,934
Quanex Building Products	195,000	6.2500	8/1/2022	193,050
Quikrete Holdings, Inc.	384,342	4.0000	9/28/2020	384,294
Rexnord Corp.	483,239	4.0000	8/21/2020	478,407
Science Applications	329,175	3.7500	4/21/2022	329,947
Sedgwick CMS Holdings, Inc.	765,557	3.7500	3/1/2021	753,802
Sedgwick CMS Holdings, Inc.	195,000	6.7500	2/28/2022	183,423

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS (Continued) - 12.0%
Spin Holdco, Inc.	$284,695	4.2500%	11/14/2019	$282,204
Transdigm, Inc.	81,963	3.7500	6/4/2021	80,949
Transdigm, Inc.	398,096	3.5000	5/13/2022	390,757
Transdigm, Inc.	950,382	3.7500	2/28/2020	939,424
United Continental	433,620	3.7500	9/15/2021	432,970
US Airways Group, Inc.	504,700	3.5000	5/23/2019	503,282
Waste Industries, Inc.	215,915	4.2500	2/27/2020	216,961
				10,245,592
INFORMATION TECHNOLOGY - 9.7%
Allfrelx Holdings III, Inc.	284,200	4.2500	7/17/2020	280,767
Applied Systems, Inc.	231,037	5.5000	1/25/2021	229,774
Applied Systems, Inc.	193,944	7.5000	1/24/2022	188,004
Avago Technologies Cayman Ltd.	315,934	3.7500	5/6/2021	316,307
Blue Coat Systems, Inc.	264,000	4.0000	5/20/2022	262,515
CCC Information Services, Inc.	387,271	4.0000	12/20/2019	383,883
CDW Corp.	1,157,613	3.2500	4/29/2020	1,155,876
Deltek, Inc.	129,495	10.0000	6/27/2022	129,549
Deltek, Inc.	94,000	4.5000	6/26/2023	94,000
Ellucian, Inc.	320,000	8.5000	10/1/2022	320,000
Epicor Software Corp.	164,588	4.7500	6/1/2022	163,950
Excelitas Technologies Corp.	156,800	6.0000	11/2/2020	151,638
First Data Corp.	38,000	4.0000	7/1/2022	37,976
First Data Corp.	1,498,657	3.6818	9/24/2018	1,489,432
First Data Corp.	53,399	3.6818	3/23/2018	53,090
Freescale Semiconductor, Inc.	284,200	5.0000	1/15/2021	285,532
Infinity Acquisition LLC	307,524	4.2500	8/6/2021	301,628
Infor, Inc.	379,599	3.7500	6/3/2020	370,029
Infor, Inc.	308,274	3.7500	6/3/2020	300,664
Interactive Data Corp.	347,685	4.7500	5/3/2021	348,156
Mitchell International, Inc.	371,271	4.5000	10/13/2020	371,735
Mitchell International, Inc.	221,000	8.5000	10/11/2021	220,632
Presidio, Inc.	203,577	6.2500	2/2/2022	202,655
Riverbed Technology, Inc.	214,920	6.0000	4/24/2022	215,424
SS&S Technologies, Inc.	288,915	4.0000	7/18/2022	290,202
SS&S Technologies, Inc.	45,704	4.0000	7/8/2022	45,908
SS&S Technologies, Inc.	25,872	4.0000	7/8/2022	25,856
SS&S Technologies, Inc.	40,128	4.0000	7/8/2020	40,103
				8,275,285
MATERIALS - 6.7%
American Builders & Contractor Supply Co., Inc.	697,800	3.5000	4/16/2020	694,639
Anchor Glass Container Corp.	526,154	4.2500	7/1/2022	526,809
Ardah Holdings USA, Inc.	46,295	4.0000	12/17/2019	46,317
Arizona Chem US, Inc.	135,253	4.5000	6/11/2021	135,282
Berlin Packaging LLC	292,422	4.5000	10/1/2021	292,467
Berry Plastics Group, Inc.	164,000	4.0000	10/14/2022	164,548
Berry Plastics Group, Inc.	417,785	3.5000	2/10/2020	418,016
Berry Plastics Group, Inc.	240,075	3.7500	1/6/2021	238,374
CPG International	279,287	4.7500	9/30/2020	276,844
FMG Resources Ltd.	402,985	3.7500	6/28/2019	342,322
Huntsman International LLC	287,825	3.7500	10/1/2021	285,786
Ineos US Finance LLC	172,135	3.7500	3/31/2022	170,155
Ineos US Finance LLC	628,382	4.2500	12/15/2020	614,244
Owens-Illinois	89,775	3.5000	9/30/2022	90,205
Royal Adhesives & Sealants	237,405	4.5000	6/20/2022	235,884

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MATERIALS (Continued) - 6.7%
Solenis International LP	$154,440	4.2500%	7/31/2021	$152,297
Summit Materials	392,018	4.2500	6/30/2022	391,282
Univar, Inc.	392,000	5.0000	9/8/2022	387,416
W.R. Grace & Co.	188,705	3.0000	2/3/2021	186,394
W.R. Grace & Co.	67,908	2.7500	2/3/2021	67,076
				5,716,357
TELECOMMUNICATION SERVICES - 3.8%
Crown Castle Operating Co.	411,723	3.0000	1/31/2021	412,258
Global Tel Link Corp.	303,701	5.0000	5/26/2020	242,961
Level 3 Financing, Inc.	355,000	4.0000	1/15/2020	356,242
Level 3 Financing, Inc.	986,000	3.5000	5/31/2022	985,384
SBA Senior Finance II LLC	160,597	3.2500	6/10/2022	159,152
SBA Senior Finance II LLC	211,325	3.2500	3/24/2021	210,136
Securus Technologies, Inc.	85,000	4.7500	4/30/2020	65,025
Securus Technologies, Inc.	142,100	4.7500	4/30/2020	108,944
West Corp.	446,073	3.2500	6/29/2018	442,698
XO Communications, Inc. - Class A	261,025	4.2500	3/19/2021	260,046
				3,242,846
UTILITIES - 3.6%
Atlantic Power Ltd.	57,386	4.7500	2/24/2021	57,458
Calpine Construction Finance Co., LP	231,869	4.0000	10/9/2019	232,520
Calpine Corp.	260,162	4.0000	1/31/2022	254,634
Calpine Corp.	621,442	3.5000	5/27/2022	615,672
Calpine Corp.	473,128	3.0000	5/4/2020	462,246
Granite Acquisition, Inc.	423,048	5.0000	12/17/2021	414,192
Granite Acquisition, Inc.	18,755	5.0000	12/17/2021	18,362
NRG Energy, Inc.	827,420	2.7500	7/2/2018	806,561
Texas Competitive Electric Holdings	636,627	4.6682	10/10/2017	217,376
				3,079,021
TOTAL BANK LOANS (Cost - $82,982,673)
				80,747,883
BONDS & NOTES - 5.2%
AIRLINES - 0.1%
Air Canada - 144A	75,000	6.7500	10/1/2019	79,687
American Airlines Group, Inc. - 144A	45,000	4.6250	3/1/2020	44,719
				124,406
CHEMICALS - 0.1%
Hexion US Finance Corp. ^	150,000	6.6250	4/15/2020	127,875

COMMERCIAL SERVICES - 0.1%
Interactive Data Corp. - 144A	125,000	5.8750	4/15/2019	126,719

DIVERSIFIED FINANCIAL SERVICES - 0.6%
Aircastle Ltd.	75,000	6.2500	12/1/2019	82,122
Aircastle Ltd.	25,000	4.6250	12/15/2018	26,000
Ally Financial, Inc.	80,000	3.2500	2/13/2018	80,500
Ally Financial, Inc.	50,000	4.1250	2/13/2022	50,718
Icahn Enterprises LP	10,000	4.8750	3/15/2019	10,252
International Lease Finance Corp.	120,000	3.8750	4/15/2018	122,100
Springleaf Finance Corp. ^	170,000	5.2500	12/15/2019	169,574
				541,266
ELECTRIC - 0.1%
RJS Power Holdings LLC - 144A	100,000	5.1250	7/15/2019	91,980

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
ENTERTAINMENT - 0.2%
GLP Capital LP	$50,000	4.8750%	11/1/2020	$51,750
Isle of Capri Casinos, Inc.	75,000	5.8750	3/15/2021	79,312
				131,062
FOOD - 0.1%
Dole Foods, Inc. - 144A	70,000	7.2500	5/1/2019	70,420

HEALTHCARE-SERVICES - 0.6%
Community Health Systems, Inc.	75,000	5.1250	8/15/2018	76,781
HCA, Inc.	200,000	3.7500	3/15/2019	203,997
Tenet Healthcare Corp.	80,000	3.8372	6/15/2020	79,800
Tenet Healthcare Corp. ^	75,000	6.0000	10/1/2020	81,375
Tenet Healthcare Corp. - 144A ^	25,000	5.0000	3/1/2019	24,562
				466,515
HOLDING COMPANIES - DIVERSIFIED - 0.2%
Argos Merger Sub, Inc. - 144A ^	140,000	7.1250	3/15/2023	147,700

HOME BUILDERS - 0.1%
Weyerhaeuser Real Estate	70,000	4.3750	6/15/2019	69,913

HOME EQUITY ABS - 0.1%
Residential Funding Mortgage	125,083	6.1100	6/25/2037	127,073

HOUSEHOLD PRODUCTS - 0.1%
Spectrum Brands, Inc.	75,000	6.3750	11/15/2020	80,438

LODGING - 0.0%
Boyd Gaming Corp.	40,000	6.8750	5/15/2023	42,600

MEDIA - 0.8%
CCO SAFARI II LLC - 144A	300,000	3.5790	7/23/2020	301,381
Cequel Capital Corp. - 144A	50,000	6.3750	9/15/2020	50,250
Clear Channel Communications	150,000	9.0000	12/15/2019	127,502
RCN Telecom Services LLC - 144A	110,000	8.5000	8/15/2020	114,946
Univision Communications, Inc. - 144A	60,000	5.1250	5/15/2023	59,700
				653,779
MINING - 0.1%
Vendanta Resources - 144A	100,000	9.5000	7/18/2018	94,250

OIL & GAS - 0.1%
Halcon Resources Corp.	50,000	8.6250	2/1/2020	43,312

OIL & GAS SERVICES - 0.1%
FTS International	120,000	7.8372	6/15/2020	83,479
FTS International - 144A	50,000	6.2500	5/1/2022	11,750
PHI, Inc.	25,000	5.2500	3/15/2019	22,250
				117,479
PACKAGING & CONTAINERS - 0.5%
Ardagh Holdings USA, Inc. - 144A	200,000	6.2500	1/31/2019	203,250
Beverage Packaging Holdings Luxembourg II SA - 144A ^	130,000	6.0000	6/15/2017	131,138
Reynolds Group Issuer, Inc. ^	50,000	5.7500	10/15/2020	52,125
				386,513
PHARMACEUTICALS - 0.2%
Capsugel SA - 144A	25,000	7.0000	5/15/2019	25,234

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
PHARMACEUTICALS (Continued) - 0.2%
Quintiles Transnational Corp. - 144A	$40,000	4.8750%		5/15/2023	$41,325
VRX Escrow Corp. - 144A ^	70,000	5.3750		3/15/2020	61,250
					127,809
REITS - 0.3%
iStar Financial, Inc.	120,000	4.8750		7/1/2018	118,650
iStar Financial, Inc.	60,000	5.0000		7/1/2019	58,950
iStar Financial, Inc.	100,000	4.0000		11/1/2017	98,000
					275,600
SOFTWARE - 0.2%
First Data Corp.	127,000	11.7500		8/15/2021	145,094
Fidelity National Information	40,000	2.8500		10/15/2018	40,452
First Data Corporation - 144A	20,000	7.0000		12/1/2023	20,400
					205,946

TELECOMMUNICATIONS - 0.5%
Avaya, Inc. - 144A ^	115,000	7.0000		4/1/2019	94,011
Frontier Communications Corp.	155,000	6.2500		9/15/2021	139,190
Frontier Communications Corp. - 144A	25,000	8.8750		9/15/2020	26,015
Intelsat Jackson Holdings SA	85,000	6.6250		12/15/2022	67,574
Level 3 Financing, Inc.	75,000	7.0000		6/1/2020	79,687
					406,477

TOTAL BONDS & NOTES (Cost - $4,617,932)					4,459,132

	Shares
SHORT-TERM INVESTMENT - 1.1%
MONEY MARKET FUND - 1.1%
Fidelity Institutional Money Market Funds - Government Portfolio	944,079	0.0100	+		944,079
TOTAL SHORT-TERM INVESTMENT - (Cost - $944,079)

COLLATERAL FOR SECURITIES LOANED - 0.8%
Mount Vernon Prime Portfolio 0.25% + (Cost - $727,440)	727,440				727,440

TOTAL INVESTMENTS - 101.6% (Cost - $89,272,124)					$86,878,534
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6)%					(1,391,581)
NET ASSETS - 100.0%					$85,486,953

ABS - Asset Back Security.

MBS - Mortgage Back Security.

REITS - Real Estate Investment Trusts.

^	All or a portion of these securities are on loan. Total loaned securies had a value of $705,543 at October 31, 2015.

+	Variable rate security. Interest rate is as of October 31, 2015.

*	Defaulted Security

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Bank Loans	92.93%	Basic Materials	0.26%
Communications	1.21%	Technology	0.24%
Consumer, Non-cyclical	1.00%	Energy	0.19%
Financial	0.94%	Diversified	0.17%
Collateral Securities	0.84%	Asset Backed Securities	0.15%
Industrial	0.45%	Utilities	0.11%
Consumer, Cyclical	0.42%	Short-Term Investment	1.09%
		Total	100.00%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

For a second fiscal year in a row, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, underperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Master Index, for the fiscal year ended October 31, 2015. Although high-yield bonds outperformed Treasury bonds, as measured by the BofA ML US Treasury Master Index, last fiscal year, this time around they did not fare as well, underperforming for the fiscal year. Interest rates on 10-year Treasury bonds generally decreased at the beginning of the fiscal year, hitting a low on January 30, 2015. They subsequently reversed course and went on a general up-trend, hitting a high for the fiscal year on June 10, 2015, before trending down again, to finish the fiscal year lower than they began. During this fiscal year, Treasury bonds rose 2.59 percent, investment-grade corporate bonds gained 0.96 percent, while high-yield bonds lost 2.01 percent.

Interest rates on 10-year Treasury bonds expanded their range during the fiscal year, fluctuating by 84 basis points. Rates went from a low of 1.64 percent on January 30, 2015 to a high of 2.48 percent on June 10, 2015, before settling in and ending the fiscal year at 2.14 percent. The Fund’s single-B focus and shorter duration bias remained consistent and detracted from performance over the fiscal year ended October 31, 2015, as double-B rated bonds and longer duration credit generally outperformed. During the fiscal year, bonds rated single-B were down 2.8 percent, bonds rated double-B increased 1.2 percent, while those rated triple-C and below performed the worst, losing 10.3 percent. Currently, the Fund has over 60 percent invested in single-B rated credit and nearly 40 percent in double-B rated debt. As of October 31, 2015, the Sub-Adviser holds no triple-C rated bonds as default rates on below investment-grade bonds are near historic lows and if they rise, bonds rated triple-C and lower could be adversely affected.

The Fund continued to maintain a shorter duration relative to the benchmark index, with a bias toward the intermediate segment of the credit curve that matures in three to seven years and historically has exhibited less volatility. The average duration of positions held by the Fund for the fiscal year was approximately 4.0 years versus 4.3 years for bonds contained in the benchmark index. Bonds that have a maturity of more than 10 years have generally been avoided unless purchased at a significant discount to par.

The Sub-Adviser continued to heavily underweight the metals and mining sector relative to the benchmark, which, in addition to security selection, benefitted the Fund over the fiscal year. One of the contributors from this sector was Alcoa, Inc. (013817AW1) (holdings percentage*: 0.55 percent), a producer of primary aluminum, fabricated aluminum, and is a miner of bauxite and refiner of alumina. The bond gained 1.1 percent in the Fund during the fiscal year ended October 31, 2015.

The telecommunications sector held the highest overweight relative to the benchmark throughout the fiscal year. Combined with sub-par security selection, the sector overweight detracted from the Fund over the fiscal year. One of the detractors from this sector was Windstream Services, LLC (97381WAN4) (holdings percentage*: 0.33 percent). The company offers telecommunications services, including local telephone, high-speed internet, long distance, network access, and video services to residential and business customers in rural communities throughout the United States. The bond lost 8.9 percent over the fiscal year ended October 31, 2015.

The gaming sector was a consistent contributor to the Fund throughout the fiscal year, while the media & broadcasting and healthcare sectors had good and bad periods over the course of the fiscal year. Overall, the media & broadcasting sector was a contributor to the Fund’s performance, while the healthcare sector was a detractor.

Going forward, the Sub-Adviser expects moderate gross domestic product growth of between 2 to 3 percent; U.S. economic momentum to continue due to gradual improvements in consumer confidence and the unemployment rate; and interest rates should remain low, albeit increasing at some point, most likely in early 2016. The Sub-Adviser expects strong high-yield, ex-energy, credit fundamentals and interest coverage ratios will help keep default rates low, despite modestly rising leverage, and believes spreads have room to compress and returns have upside, the degree to which will depend on Treasuries and oil prices. The Fund plans to focus on the middle tier, single-B quality with a tactical allocation to bank loans, convertibles, and lower quality. Any pull-back in the high-yield market due to interest rate volatility should be considered a buying opportunity.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015
		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception(7/1/05)
Class N	(1.63)%	2.68%	4.56%	5.34%	5.13%
Class C	(2.47)%	1.89%	3.78%	3.78%	4.34%
Class A with load of 4.50%	(6.28)%	0.85%	3.35%	N/A	4.54%*
Class A without load	(1.88)%	2.40%	4.30%	N/A	4.54%*
BofA ML BB-B U.S. Non-Distressed HY Index	0.46%	4.70%	6.35%	7.25%	6.35%
Morningstar High-Yield Bond Category	(2.24)%	3.43%	5.17%	5.79%	5.63%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high- yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High- Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.09% for Class N, 1.84% for Class C and 1.34% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1- 800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2015

			Dividend
Security		Shares	Rate	Value
PREFERRED STOCK - 0.2%
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Ally Financial, Inc. - 144A		164	7.0000%	$167,962
TOTAL PREFERRED STOCK (Cost - $163,590)
	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 95.3%
AEROSPACE/DEFENSE - 0.5%
Triumph Group, Inc.	$520,000	4.8750%	4/1/2021	466,700

AIRLINES - 1.9%
Air Canada - 144A	360,000	7.7500	4/15/2021	376,650
Air Canada - 144A	325,000	8.7500	4/1/2020	355,780
American Airlines Group, Inc. - 144A	535,000	4.6250	3/1/2020	531,656
UAL	602,385	6.6360	7/2/2022	639,170
				1,903,256
AUTO MANUFACTURERS - 0.7%
Fiat Chrysler Automobile - 144A ^	665,000	5.2500	4/15/2023	665,000

AUTO PARTS & EQUIPMENT - 0.8%
Omega US Sub LLC	350,000	8.7500	7/15/2023	331,185
Pittsburgh Glass Works LLC - 144A	400,000	8.0000	11/15/2018	418,600
				749,785
BANKS - 1.0%
CIT Group, Inc. ^	295,000	5.3750	5/15/2020	318,968
Synovus Financial Corp.	626,000	7.8750	2/15/2019	705,031
				1,023,999
BEVERAGES - 0.8%
Cott Beverages USA, Inc. - 144A	445,000	5.3750	7/1/2022	443,895
Cott Beverages USA, Inc. - 144A	300,000	6.7500	1/1/2020	318,748
				762,643
BUILDING MATERIALS - 1.2%
Builders FirstSource, Inc. - 144A	390,000	7.6250	6/1/2021	417,287
Griffon Corp.	525,000	5.2500	3/1/2022	517,780
Masonite International Corp. - 144A ^	265,000	5.6250	3/15/2023	278,250
				1,213,317
CHEMICALS - 1.3%
Blue Cube Spinco, Inc.	350,000	9.7500	10/15/2023	378,873
Blue Cube Spinco, Inc. ^	180,000	10.0000	10/15/2025	196,200
TPC Group, Inc. - 144A	835,000	8.7500	12/15/2020	686,870
				1,261,943
COMMERCIAL SERVICES - 5.5%
ADT Corp.	480,000	4.8750	7/15/2042	369,600
Ahern Rentals, Inc. - 144A	420,000	7.3750	5/15/2023	392,700
Avis Budget Car Rental LLC - 144A	495,000	5.1250	6/1/2022	507,121
Cardtronics, Inc. - 144A	570,000	5.1250	8/1/2022	555,750
Cenveo Corp. - 144A	725,000	6.0000	8/1/2019	639,811
Jaguar Holding Co.	505,000	6.3750	8/1/2023	506,893
Live Nation Entertainment, Inc. - 144A	555,000	5.3750	6/15/2022	568,874
Live Nation Entertainment, Inc. - 144A	325,000	7.0000	9/1/2020	346,118
United Rentals North America, Inc.	275,000	5.5000	7/15/2025	275,343
United Rentals North America, Inc. ^	925,000	6.1250	6/15/2023	969,850
WEX, Inc. - 144A	290,000	4.7500	2/1/2023	272,600
				5,404,660

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMPUTERS - 1.0%
Dell, Inc.	$310,000	5.4000%	9/10/2040	$229,400
SunGard Data Systems, Inc.	715,000	6.6250	11/1/2019	742,705
				972,105
COSMETICS/PERSONAL CARE - 0.8%
Revlon Consumer Products Corp.	760,000	5.7500	2/15/2021	773,300

DISTRIBUTION/WHOLESALE - 0.6%
HD Supply, Inc. - 144A ^	530,000	5.2500	11/15/2021	558,488

DIVERSIFIED FINANCIAL SERVICES - 4.3%
Aircastle Ltd.	480,000	6.2500	12/1/2019	525,600
Ally Financial, Inc.	790,000	8.0000	11/1/2031	960,816
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	437,000
Credit Acceptance Corp.	250,000	6.1250	2/15/2021	249,685
E*TRADE Financial Corp.	270,000	4.6250	9/15/2023	279,450
Fly Leasing Ltd.	410,000	6.3750	10/15/2021	423,323
Fly Leasing Ltd.	420,000	6.7500	12/15/2020	442,041
International Lease Finance Corp.	760,000	8.6250	1/15/2022	937,605
				4,255,520
ELECTRIC - 3.3%
Calpine Corp.	350,000	5.3750	1/15/2023	336,436
Calpine Corp.	350,000	5.7500	1/15/2025	332,935
Dynegy, Inc. ^	705,000	5.8750	6/1/2023	662,700
GenOn Energy, Inc.	525,000	9.5000	10/15/2018	464,591
NRG Energy, Inc. ^	1,200,000	6.2500	5/15/2021	1,109,990
NRG Energy, Inc. ^	375,000	7.8750	7/15/2022	375,000
				3,281,652
ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
Anixter, Inc.	425,000	5.1250	10/1/2021	436,686
Anixter, Inc.	255,000	5.5000	3/1/2023	263,923
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	621,873
WESCO Distribution, Inc.	435,000	5.3750	12/15/2021	423,035
				1,745,517
ENTERTAINMENT - 4.1%
Eldorado Resorts, Inc.	335,000	7.000	8/1/2023	340,861
Isle of Capri Casinos, Inc.	355,000	5.875	3/15/2021	375,410
Palace Entertainment Holdings LLC - 144A	1,140,000	8.875	4/15/2017	1,107,897
Penn National Gaming, Inc.	670,000	5.875	11/1/2021	686,750
Regal Entertainment Group	550,000	5.750	6/15/2023	552,750
Scientific Games International, Inc. - 144A	975,000	7.000	1/1/2022	984,750
				4,048,418
FOOD - 0.8%
ESAL GMBH - 144A	295,000	6.2500	2/5/2023	288,361
JBS USA LLC - 144A	475,000	5.8750	7/15/2024	466,685
				755,046
HEALTHCARE-PRODUCTS - 0.5%
Kinetics Concepts, Inc.	460,000	10.500	11/1/2018	486,785

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-SERVICES - 4.8%
Amsurg Corp.	$365,000	5.6250%	7/15/2022	$359,980
Community Health Systems, Inc.	1,265,000	6.8750	2/1/2022	1,280,795
Envision Healthcare Corp. - 144A	475,000	5.1250	7/1/2022	463,123
HCA, Inc.	260,000	7.5000	2/15/2022	267,800
HCA, Inc.	150,000	5.3750	2/1/2025	173,242
Select Medical Corp.	865,000	6.3750	6/1/2021	769,860
Tenet Healthcare Corp.	340,000	6.0000	10/1/2020	434,000
Tenet Healthcare Corp. ^	400,000	8.1250	4/1/2022	674,661
Tenet Healthcare Corp. - 144A ^	635,000	5.0000	3/1/2019	334,050
				4,757,511
HOLDING COMPANIES-DIVERSIFIED - 1.0%
Argos Merger Sub, Inc. - 144A ^	400,000	7.1250	3/15/2023	422,000
James Hardie International Finance Ltd. - 144A	500,000	5.8750	2/15/2023	520,000
				942,000
HOME BUILDERS - 1.4%
Taylor Morrison Communities, Inc. - 144A ^	690,000	5.2500	4/15/2021	698,623
William Lyon Homes, Inc.	655,000	8.5000	11/15/2020	707,400
				1,406,023
HOME FURNISHINGS - 1.0%
Tempur Sealy International, Inc.	390,000	5.6250	10/15/2023	410,473
Tempur Sealy International, Inc.	530,000	6.8750	12/15/2020	569,740
				980,213
INTERNET - 0.2%
Netflix, Inc.	235,000	5.3750	2/1/2021	249,384

LODGING - 3.2%
Boyd Gaming Corp.	405,000	6.8750	5/15/2023	431,323
Boyd Gaming Corp.	465,000	9.0000	7/1/2020	503,335
Felcor Lodging LP	720,000	5.6250	3/1/2023	748,800
MGM Resorts International	390,000	6.7500	10/1/2020	417,300
MGM Resorts International	950,000	7.7500	3/15/2022	1,058,014
				3,158,772
MACHINERY-DIVERSIFIED - 1.1%
Gardner Denver, Inc. - 144A	1,215,000	6.8750	8/15/2021	1,057,050

MEDIA - 12.0%
Altice Financing SA	545,000	6.6250	2/15/2023	547,720
Cequel Communications Holdings I LLC - 144A	830,000	6.3750	9/15/2020	834,134
Clear Channel Worldwide Holdings, Inc.	740,000	6.5000	11/15/2022	774,230
Clear Channel Worldwide Holdings, Inc.	495,000	7.6250	3/15/2020	515,401
CSC Holdings LLC	180,000	6.7500	11/15/2021	175,140
CSC Holdings LLC	460,000	8.6250	2/15/2019	489,877
DISH DBS Corp. ^	365,000	7.8750	9/1/2019	401,401
Entercom Radio LLC	620,000	10.5000	12/1/2019	647,831
Gray Television, Inc.	1,430,000	7.5000	10/1/2020	1,497,821
LIN Television Corp.	390,000	6.3750	1/15/2021	408,022
Mediacom LLC	660,000	7.2500	2/15/2022	670,691
Nexstar Broadcasting, Inc.	325,000	6.1250	2/15/2022	325,811
Nexstar Broadcasting, Inc. - 144A	1,140,000	6.8750	11/15/2020	1,182,750
Numericable Group SA - 144A	630,000	6.2500	5/15/2024	631,570
Radio One, Inc. - 144A	650,000	7.3750	4/15/2022	606,935
Sinclair Television Group, Inc. ^	265,000	5.6250	8/1/2024	260,693
Sinclair Television Group, Inc. - 144A	560,000	6.3750	11/1/2021	579,600

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA (CONTINUED) - 12.0%
TEGNA, Inc.	$85,000	5.5000%	9/15/2024	$86,485
Townsquare Radio LLC - 144A	400,000	6.5000	4/1/2023	385,500
Tribune Media Co. ^	305,000	5.8750	7/15/2022	314,150
Videotron Ltd. ^	425,000	5.0000	7/15/2022	445,187
				11,780,949
MINING - 0.5%
Alcoa, Inc.	535,000	5.1250	10/1/2024	532,985

MISCELLANEOUS MANUFACTURING - 0.5%
EnPro Industries, Inc. - 144A	445,000	5.8750	9/15/2022	450,561

OFFICE/BUSINESS EQUIPMENT - 0.3%
CDW LLC	240,000	5.5000	12/1/2024	252,000

OIL & GAS - 8.4%
Antero Resources Corp.	250,000	5.3750	11/1/2021	231,250
Blue Racer Midstream LLC - 144A	400,000	6.1250	11/15/2022	376,000
Bonanza Creek Energy, Inc.	625,000	6.7500	4/15/2021	453,120
Carrizo Oil & Gas, Inc. ^	270,000	6.2500	4/15/2023	258,188
Carrizo Oil & Gas, Inc. ^	525,000	7.5000	9/15/2020	526,303
Concho Resources, Inc.	530,000	5.5000	4/1/2023	535,300
EP Energy, Inc.	210,000	6.3750	6/15/2023	160,123
EP Energy, Inc.	185,000	9.3750	5/1/2020	161,873
Gulfport Energy Corp.	825,000	7.7500	11/1/2020	820,873
Jones Energry Holdings	460,000	6.7500	4/1/2022	371,450
Matador Resources Co. - 144A	375,000	6.8750	4/15/2023	377,811
Memorial Resource Development Corp.	525,000	7.6250	5/1/2021	354,381
Memorial Resource Development Corp. - 144A	655,000	5.8750	7/1/2022	620,611
Oasis Petroleum, Inc.	325,000	6.8750	3/15/2022	278,683
Rice Energy Corp.	655,000	6.2500	5/1/2022	596,053
Sanchez Energy Corp.	600,000	6.1250	1/15/2023	438,014
Western Refining Inc.	1,040,000	6.2500	4/1/2021	1,040,000
Whiting Canadian Holding Co ULC.	370,000	8.1250	12/1/2019	374,607
Whiting Petroleum Corp.	245,000	5.0000	3/15/2019	233,973
				8,208,613
PACKAGING & CONTAINERS - 0.8%
Reynolds Group Issuer, Inc. ^	750,000	5.7500	10/15/2020	781,866

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PHARMACEUTICALS - 2.1%
Endo Finance LLC - 144A	$525,000	6.0000%	2/1/2025	$523,685
Endo Finance LLC - 144A	200,000	6.0000	7/15/2023	201,000
Valeant Pharmaceuticals International - 144A	560,000	6.3750	10/15/2020	504,000
Valeant Pharmaceuticals International - 144A	375,000	6.7500	8/15/2021	335,624
Valeant Pharmaceuticals International - 144A	260,000	5.6250	12/1/2021	226,850
Valeant Pharmaceuticals International - 144A	340,000	5.8750	5/15/2023	287,936
				2,079,095
PIPELINES - 4.4%
DCP Midstream LLC - 144A	180,000	4.7500	9/30/2021	160,196
DCP Midstream LLC - 144A	105,000	5.3500	3/15/2020	97,965
DCP Midstream LLC - 144A	310,000	5.8500	5/21/2043	248,773
DCP Midstream LLC - 144A	160,000	6.7500	9/15/2037	132,462
MarkWest Energy Partners LP	360,000	4.5000	7/15/2023	339,300
Rockies Express Pipeline LLC - 144A	525,000	5.6250	4/15/2020	530,265
Rockies Express Pipeline LLC - 144A	1,170,000	6.8750	4/15/2040	1,120,277
Sabine Pass Liquefaction LLC	870,000	5.6250	2/1/2021	867,823
Sabine Pass Liquefaction LLC	860,000	6.2500	3/15/2022	857,861
				4,354,922
REAL ESTATE - 0.9%
Realogy Group LLC - 144A ^	855,000	5.2500	12/1/2021	890,267

REITS - 2.5%
Equinox, Inc.	145,000	5.3750	4/1/2023	151,523
Equinox, Inc.	575,000	5.3750	1/1/2022	603,578
iStar Financial, Inc.	545,000	5.0000	7/1/2019	535,463
iStar Financial, Inc.	630,000	7.1250	2/15/2018	653,612
RHP Hotel Properties LP	480,000	5.0000	4/15/2021	489,600
				2,433,775
RETAIL - 1.4%
Dollar Tree, Inc. ^	420,000	5.7500	3/1/2023	444,675
Men’s Wearhouse, Inc. - 144A ^	855,000	7.0000	7/1/2022	893,463
				1,338,138
SOFTWARE - 2.0%
First Data Corp.	485,000	7.0000	12/1/2023	494,700
First Data Corp.	515,000	11.2500	1/15/2021	570,409
Nuance Communications, Inc. - 144A	840,000	5.3750	8/15/2020	861,000
				1,926,109
TELECOMMUNICATIONS - 14.1%
Cincinnati Bell, Inc.	490,000	8.3750	10/15/2020	512,044
Commscope, Inc. - 144A	200,000	5.5000	6/15/2024	198,750
CyrusOne Finance Corp.	840,000	6.3750	11/15/2022	869,400
Earthlink Holdings Corp.	960,000	7.3750	6/1/2020	996,000
Earthlink Holdings Corp.	536,000	8.8750	5/15/2019	556,107
Fairpoint Communications, Inc. - 144A	1,050,000	8.7500	8/15/2019	1,085,380
Frontier Communications Corp. ^	115,000	6.2500	9/15/2021	103,270
Frontier Communications Corp.	465,000	6.8750	1/15/2025	403,549
Frontier Communications Corp.	730,000	8.5000	4/15/2020	753,699
Frontier Communications Corp. ^	855,000	9.2500	7/1/2021	872,061
Frontier Communications Corp.	265,000	10.5000	9/15/2022	275,600
GCI, Inc. - 144A	335,000	6.8750	4/15/2025	346,725
Intelsat Jackson Holdings ^	515,000	5.5000	8/1/2023	427,134
Intelsat Jackson Holdings	230,000	7.2500	10/15/2020	211,020
Intelsat Jackson Holdings	315,000	7.5000	4/1/2021	285,856

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
TELECOMMUNICATIONS (Continued) - 14.1%
Level 3 Financing, Inc.	$330,000	5.1250%		5/1/2023	$334,125
Level 3 Financing, Inc.	520,000	5.3750		8/15/2022	531,050
Level 3 Financing, Inc. - 144A	925,000	6.1250		1/15/2021	977,013
Sprint Capital Corp.	310,000	6.8750		11/15/2028	258,075
Sprint Communications, Inc.	975,000	7.0000		8/15/2020	906,743
Sprint Corp.	920,000	7.2500		9/15/2021	847,576
Sprint Corp. ^	590,000	7.8750		9/15/2023	547,225
ViaSat, Inc.	375,000	6.8750		6/15/2020	393,260
Windstream Holdings, Inc. ^	350,000	7.7500		10/15/2020	316,312
Windstream Holdings, Inc.	905,000	7.7500		10/1/2021	782,825
					13,790,799
TRANSPORTATION - 1.8%
Con-Way, Inc.	665,000	7.2500		1/15/2018	673,744
Navios Maritime Acquisition Corp. - 144A	420,000	8.1250		11/15/2021	403,725
Watco Co. LLC - 144A	730,000	6.3750		4/1/2023	733,650
					1,811,119

TOTAL BONDS & NOTES (Cost - $95,291,647)					93,510,285

Security	Shares	Rate
SHORT-TERM INVESTMENT - 3.6%
MONEY MARKET FUND - 3.6%
First American Government Obligations Fund	3,537,902	0.01	% +		3,537,902
TOTAL SHORT-TERM INVESTMENT (Cost - $3,537,902)

COLLATERAL FOR SECURITIES LOANED - 13.0%
Mount Vernon Prime Portfolio 0.25% + (Cost - $12,722,190)	12,722,190				12,722,190

TOTAL INVESTMENTS - 112.1% (Cost - $111,715,329)					$109,938,339
LIABILITIES IN EXCESS OF OTHER ASSETS - 12.1%					(11,829,973)
NET ASSETS - 100.0%					$98,108,366

^	All or a portion of these securities are on loan. Total loaned securies had a value of $12,272,135 at October 31, 2015.

+	Variable rate security. Interest rate is as of October 31, 2015.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REITS - Real Estate Investment Trusts.

Portfolio Composition *
B3	22.1%	Caa1	9.2%
B1	18.1%	Ba2	7.8%
B2	14.9%	Ba1	1.7%
Collateral For Securities Loaned	11.6%	Caa2	0.5%
Ba3	10.9%	Short-Term Investment	3.2%
		Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners PLC)

Catalysts for growth within international bonds were scarce over the first six months of the fiscal year as low levels of interest rates resulted in relatively muted global growth. Additionally, lower oil prices, the lack of velocity in the money supply, subdued inflation, and a monetary policy tilt to be accommodative to bond buying especially in Germany, Japan, and Sweden made it a difficult environment for this asset class. Similar themes within international bonds carried over for the final six months of the fiscal year. Global growth remained relatively muted, but the Sub-Adviser believes that inflation expectations are firming given ongoing global monetary accommodation. The U.S. output gap continued to close as the Fed appears to be on course for a possible hike in interest rates later this year or early 2016. European growth improved during the six month period. International bonds, as measured by the Barclays Global Aggregate Ex-U.S. Bond Index, had a disappointing fiscal year ended October 31, 2015, decreasing 6.7 percent. The international bond asset class was primarily helped by the stronger performance of emerging markets bonds, as measured by the Barclays Emerging Markets Ex-U.S. Aggregate Bond Index, which increased 0.7 percent during the most recent fiscal quarter. When compared with the United States’ bond market, as measured by the Barclays U.S. Aggregate Bond Index, global bonds underperformed domestic bonds during the fiscal quarter as U.S. bonds increased 2.0 percent.

The Fund’s Sub-Adviser selects investments by analyzing opportunities and risks in individual national economies by considering the business cycle, political, and macro-economic conditions in both emerging market and developed countries. In general, the Sub-Adviser buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser generally measures a security’s risk/reward by comparing the security’s yield to the risks associated with the issuer, the issuer’s country and/or region, and compared to the yield available from other opportunities. It generally sells securities when they no longer meet the buy criteria or when a more attractive opportunity is identified.

Over the first six-month fiscal period, through the Fund’s foreign bond holdings, the largest currency exposure was the U.S. dollar. As the U.S. bull market remained in place over the fiscal period, despite a narrowing of the growth gap within developed markets, this significant exposure contributed to the relative performance of the Fund. Although the Sub-Adviser increased the allocation to the Euro over the time period, it is still relatively underweight. Along with the Euro, the Fund’s underweighting to the British pound contributed positively to performance over the fiscal period. The overweight to the Canadian dollar detracted from Fund performance and was closed out by the Sub-Adviser. In the third quarter of the fiscal year, the currency exposure slightly detracted from the performance of the Fund. To start the fiscal quarter, the U.S. dollar was the largest currency overweight. Over the fiscal period, the significant overweight to the U.S. dollar was reduced which benefited the portfolio as the U.S. dollar underperformed most major currencies. Two currencies that underperformed the U.S dollar were the Japanese yen and New Zealand dollar. The Fund’s underweight to foreign bonds denominated in these currencies contributed positively to the Fund. The Great Britain pound and the euro each had a relatively strong quarter as pressure on the U.S. dollar remained. These currency positions detracted from the Fund’s overall performance as the Fund was underweight versus the benchmark index.

After underperforming the third fiscal quarter, the U.S. dollar rebounded and outperformed most major currencies over the final quarter of the fiscal year. The Sub-Adviser increased the weighting to the U.S. Dollar at the beginning of the fiscal quarter but decreased the weighting by October 31 as the Fund sees this currency to be relatively flat through the end of 2015. In August, the Fund was short the Australian dollar which benefited the Fund. This position helped to protect against some of the drawdown as many commodity driven currencies suffered. The short was taken off prior to the Australian Dollar tracking back up. The Fund is also short the Taiwanese Dollar. This position may protect the portfolio if we see any further devaluation in China. Two currencies that detracted from performance over the fiscal quarter were the Norwegian Krone and the Mexican Peso. The Sub-Adviser believes that although evaluations look somewhat extreme for the Norwegian Krone, the value is at the bottom of its range as the country stabilizes.

Overall, the Sub- Adviser’s country selection contributed positively to the Fund’s performance over the first six months of the fiscal year. The overweight to Europe contributed positively to performance while the underweight to Japan slightly detracted. For example, the United Kingdom 4.5% Due 12/7/2042 JD7 (B1VPJ5) (holding percentage*: 1.48 percent) increased 7.9 percent over the most recent fiscal six-month period while the Japan -287 1.9% Due 6/20/2017 (B232YG0) (holding percentage*: 1.75 percent) decreased 0.8 percent. As mentioned above, the asset class was helped by the strong performance of emerging market bonds and the Sub-Adviser’s allocation to this space also positively contributed to Fund performance. An emerging market holding that contributed positively to the Fund was the Republic of Indonesia 144A 2.88% Due 7/8/2021 Ann- 7/8 (BP0S1C7) (holding percentage*: 0.46 percent) which increased 3.1 percent over the most recent six-month fiscal period. An allocation that detracted from the Fund’s performance over the most recent fiscal period was the allocation to inflation-linked bonds.

The Sub-Adviser’s country selection slightly detracted from Fund performance over the final six months of the fiscal year. In general, peripheral Europe declined amid Greek debt negotiations but rebounded as these concerns subsided. Two holdings from peripheral Europe that positively contributed relatively to performance were the Buoni Poliennali Del Tesoro 4.75% Due 9/1/2044 (B9B45S6) (holding percentage*: 0.89 percent) and the Bonos Y Oblig Del Estado 3.8% Due 04/30/2024 (BJ7BSG0) (holding percentage*: 1.52 percent). These holdings decreased 0.3 percent and 0.2 percent, respectively. As mentioned above, the asset class was helped by the strong relative performance of emerging market bonds and the allocation within the Fund to this asset class also positively contributed to Fund performance. The relative strong performance was driven by the Fund’s exposure to Mexico. The Mexican Government 6.5% Due 6/9/2022 (B4NDCC9) (holding percentage*: 2.62 percent) increased 3 percent over the most recent fiscal quarter. The Sub-Adviser believes this was driven by Mexican local rates exposure.

The Sub-Adviser believes that the key themes moving forward are stabilization of global growth, further action from the European Central Bank and the Federal Reserve, stability in inflation, and China’s growth uncertainty infecting market sentiment. The European Central Bank and the Federal Reserve have prepared for possible policy action in December and albeit in different directions. Mario Draghi referenced that the European Central Bank could potentially not just cut the deposit rate by 10 to 20 basis points, but they could also extend their bond purchase program to December 16. They could also increase the size of this program. The Sub-Adviser believes this theme of policy divergence should help the Euro- Dollar move. Even amid these themes, the Sub-Adviser is optimistic of the coming fiscal quarter and beyond. The Sub-Adviser also believes that credit looks fair overall and the fundamentals in financials remain strong, while valuations are still relatively attractive.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2015

		Annualized Since
	One Year	Inception (11/1/13)
Class N	(7.42)%	(5.24)%
Class C	(8.11)%	(5.95)%
Class A with load of 4.50%	(11.77)%	(7.62)%
Class A without load	(7.65)%	(5.47)%
Barclays Global ex-US Aggregate Bond Index Unhedged	(6.74)%	(4.29)%
Morningstar World Bond Category	(5.77)%	(1.61)%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category A fund that invests at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust ’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.38% for Class N, 2.13% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2015

Security	Principal Amount		Interest Rate		Maturity Date	Value
CORPORATE BONDS & NOTES - 37.9%
AGRICULTURE - 0.6%
Imperial Tobacco Finance PLC - 144A	200,000	USD	2.9500%		7/21/2020	$201,177

AUTO MANUFACTURERS - 1.3%
Daimler AG	300,000	EUR	4.1250		1/19/2017	347,351
Fiat Chrystler Finance	100,000	EUR	4.7500		7/15/2022	117,470
						464,821
AUTO PARTS & EQUIPMENT - 0.3%
Samvardhana Motherson Automotive Systems Group BV	100,000	EUR	4.1250		7/15/2021	107,731

BANKS - 20.7%
Abbey National Treasury Services PLC	200,000	EUR	2.0000		1/14/2019	230,657
ABN AMRO Bank NV	200,000	EUR	6.3750		4/27/2021	267,703
Barclays Bank PLC	200,000	EUR	6.0000		1/14/2021	265,391
Barclays Bank PLC	100,000	GBP	5.7500		8/17/2021	179,721
BNP Paribas SA	200,000	EUR	2.8750		9/26/2023	245,834
BNP Paribas SA	200,000	EUR	2.6250	+	10/14/2027	220,023
BPCE SA	100,000	EUR	3.7500		7/21/2017	117,283
BPCE SA	200,000	EUR	4.6250		7/18/2023	252,094
Commonwealth Bank of Australia	200,000	EUR	4.2500		11/10/2016	230,493
Commonwealth Bank of Australia	150,000	EUR	5.5000		8/6/2019	190,419
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	250,000	EUR	5.8750		5/20/2019	321,668
Credit Agricole SA	300,000	EUR	3.8750		2/13/2019	368,231
Credit Suisse AG	250,000	EUR	5.1250		9/18/2017	301,281
Danske Bank AG	150,000	EUR	3.8750		2/28/2017	173,904
HSBC Holdings PLC	200,000	EUR	6.0000		6/10/2019	258,911
Intesa Sanpaolo SpA	200,000	EUR	4.3750		10/15/2019	250,292
KBC Croep NV	200,000	EUR	2.3750	+	11/25/2024	226,798
KBC IFIMA SA	150,000	EUR	2.1250		9/10/2018	173,872
Lloyds Bank PLC	150,000	EUR	6.5000		3/24/2020	200,861
National Australia Bank Ltd.	150,000	EUR	4.6250		2/10/2020	187,323
National Australia Bank Ltd.	100,000	GBP	5.1250		12/9/2021	174,353
Santander International Debt SAU	100,000	EUR	4.0000		1/24/2020	125,204
Societe Generale SA	350,000	USD	2.7500		10/12/2017	357,101
Societe Generale SA	200,000	EUR	4.0000		6/7/2023	241,730
Sumitomo Mitsui Banking Corp.	350,000	USD	1.5000		1/18/2018	348,297
Svenska Handelsbanken AB	250,000	EUR	3.7500		2/24/2017	289,574
Swedbank AB	300,000	EUR	3.3750		2/9/2017	345,328
Toronto-Dominion Bank	300,000	USD	1.4000		4/30/2018	298,949
UBS AG/London	200,000	GBP	6.6250		4/11/2018	342,757
UniCredit SpA	100,000	EUR	3.3750		1/11/2018	117,238
Westpac Banking Corp.	250,000	EUR	2.1250		7/9/2019	294,980
						7,598,270
CHEMICALS - 0.8%
Linde Fiance BV	250,000	EUR	4.7500		4/24/2017	295,357

DIVERSIFIED FINANCIAL SERVICES - 0.4%
Arrow Global Finance PLC	100,000	GBP	7.8750		3/1/2020	161,666

ELECTRIC - 2.8%
Electricite de France	300,000	EUR	2.7500		3/10/2023	367,308
Engie SA	200,000	GBP	7.0000		10/30/2028	424,631
Iberdrola Finanzas	250,000	EUR	4.1250		3/23/2020	253,463
						1,045,402

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2015

Security	Principal Amount		Interest Rate		Maturity Date	Value
ELECTRONICS - 0.9%
Trionista Holdco GmbH	300,000	EUR	5.0000%		4/30/2020	$345,727

ENGINEERING & CONSTRUCTION - 0.2%
Heathrow Fiance PLC	50,000	GBP	7.1250		3/1/2017	81,305

FOOD - 0.3%
Agrokor dd	100,000	EUR	9.1250		2/1/2020	119,958

GAS - 0.9%
National Grid PLC	250,000	EUR	4.3750		3/10/2020	320,331

INSURANCE - 2.9%
Allianz Finance II BV	100,000	EUR	4.0000		11/23/2016	115,131
Allianz Finance II BV	200,000	EUR	4.7500		7/22/2019	256,219
Allianz Finance II BV	200,000	EUR	5.7500	+	7/8/2041	257,469
AXA SA	150,000	EUR	5.2500	+	4/16/2040	184,463
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	350,000	EUR	3.3750		6/27/2022	248,755
						1,062,037
INTERNET - 0.3%
United Group BV	100,000	EUR	7.8750		11/15/2020	118,758

MEDIA - 0.9%
Cable Communications Systems NV	100,000	EUR	7.5000		11/1/2020	117,193
Sky PLC	200,000	EUR	1.5000		9/15/2021	223,453
						340,646
OIL & GAS - 0.3%
ONGC Videsh Ltd.	100,000	EUR	2.7500		7/15/2021	112,101

REAL ESTATE - 0.3%
Deutsche Rastataetten Gruppe IV GmBH	100,000	EUR	6.7500		12/30/2020	119,762

REITS - 0.3%
Societe Fonciere Lyonnaise SA	100,000	EUR	4.6250		5/25/2016	113,259

SAVINGS & LOANS - 1.4%
Coventry Building Society	150,000	EUR	2.2500		12/4/2017	171,939
Nationwide Building Society	100,000	GBP	5.6250		9/9/2019	173,880
Silverstone Master Issuer PLC	100,000	GBP	5.0630	+	1/21/2055	159,671
						505,490
TELECOMMUNICATIONS - 2.3%
America Movil SAB de CV	200,000	EUR	3.0000		7/12/2021	241,230
Play Finance 2 SA	100,000	EUR	5.2500		2/1/2019	114,429
Telecom Italia SpA	50,000	GBP	6.3750		6/24/2019	84,031
Telefonica Europe BV	100,000	EUR	5.8750	+	Perpetual	113,739
Virgin Media Secured Finance PLC	100,000	GBP	5.5000		1/15/2021	164,930
Wind Acquisition Finance SA	100,000	EUR	4.0000		7/12/2020	112,633
						830,992

TOTAL CORPORATE BONDS & NOTES (Cost - $15,567,010)						13,944,790

FOREIGN GOVERNMENT BONDS - 58.1%
Austria Government Bond - 144A	250,000	EUR	1.2000		10/20/2025	287,433
Belgium Government Bond	150,000	EUR	4.2500		9/28/2022	210,361
Belgium Government Bond - 144A	100,000	EUR	5.0000		3/28/2035	175,529
Bundesobligation	750,000	EUR	0.5000		10/13/2017	842,461

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2015

Security	Principal Amount		Interest Rate		Maturity	Value
FOREIGN GOVERNMENT BONDS (Continued) - 58.1%
Bundesrepublik Deutschland	300,000	EUR	1.0000%		8/15/2025	$346,576
Bundesrepublik Deutschland	192,000	EUR	4.7500		7/4/2034	346,181
Bundesrepublik Deutschland	350,000	EUR	4.7500		7/4/2040	683,872
Canadian Government Bond	750,000	CAD	2.5000		6/1/2024	619,543
Canadian Government Bond	300,000	CAD	5.7500		6/1/2033	348,053
Canadian Government Bond	250,000	CAD	4.0000		6/1/2041	251,578
Denmark Government Bond	1,850,000	DKK	3.0000		11/15/2021	318,832
France Government Bond OAT	120,000	EUR	4.7500		4/25/2035	205,665
France Government Bond OAT	150,000	EUR	4.5000		4/25/2041	263,661
Hungary Government International Bond	100,000	USD	5.3750		3/25/2024	110,750
Indonesia Government International Bond - 144A	150,000	EUR	2.8750		7/8/2021	165,214
Ireland Government Bond	100,000	EUR	5.4000		3/13/2025	152,440
Italy Buoni Poliennali Del Tesoro	250,000	EUR	4.5000		2/1/2020	323,613
Italy Buoni Poliennali Del Tesoro	100,000	EUR	5.5000		11/1/2022	143,226
Italy Buoni Poliennali Del Tesoro	340,000	EUR	4.5000		3/1/2024	468,940
Italy Buoni Poliennali Del Tesoro	340,000	EUR	3.7500		9/1/2024	448,105
Italy Buoni Poliennali Del Tesoro	290,000	EUR	5.0000		9/1/2040	467,660
Italy Buoni Poliennali Del Tesoro - 144A	200,000	EUR	4.7500		9/1/2044	319,886
Italy Buoni Poliennali Del Tesoro - 144A	30,000	EUR	3.2500		9/1/2046	37,952
Japan Government Ten Year Bond	73,650,000	JPY	1.9000		6/20/2017	630,230
Japan Government Ten Year Bond	270,650,000	JPY	1.4000		9/20/2019	2,366,632
Japan Government Thirty Year Bond	130,100,000	JPY	2.5000		6/20/2036	1,353,135
Japan Government Thirty Year Bond	80,300,000	JPY	2.0000		9/20/2041	773,671
Japan Government Twenty Year Bond	99,050,000	JPY	1.9000		9/20/2023	935,183
Japan Government Twenty Year Bond	146,700,000	JPY	2.1000		12/20/2027	1,452,057
Korea Treasury Bond	832,150,000	KRW	3.0000		9/10/2024	784,236
Mexican Bonos	14,900,000	MXN	6.5000		6/9/2022	944,408
Poland Government Bond	300,000	PLN	5.7500		9/23/2022	94,310
Romanian Government International Bond	100,000	EUR	2.8750		10/28/2024	114,513
Spain Government Bond - 144A	80,000	EUR	5.4000		1/31/2023	113,838
Spain Government Bond - 144A	200,000	EUR	4.4000		10/31/2023	271,186
Spain Government Bond - 144A	420,000	EUR	3.8000		4/30/2024	548,857
Spain Government Bond - 144A	450,000	EUR	1.6000		4/30/2025	497,677
Spain Government Bond - 144A	120,000	EUR	4.2000		1/31/2037	167,696
Sweden Government Bond	3,600,000	SEK	4.2500		3/12/2019	489,325
Switzerland Government Bond	400,000	CHF	4.0000		2/11/2023	542,050
United Kingdom Gilt	85,000	GBP	4.7500		12/7/2030	172,927
United Kingdom Gilt	300,000	GBP	4.2500		6/7/2032	583,329
United Kingdom Gilt	320,000	GBP	4.5000		12/7/2042	676,279
United Kingdom Gilt	150,000	GBP	4.2500		12/7/2055	332,413
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $22,570,225)						21,381,483

COLLATERALIZED MORTGAGE BACK SECURITIES - EURO - 0.6%
German Residential Funding PLC 2013-1A (Cost - $231,506)	186,663	EUR	1.1170	+	8/27/2024	207,715

WHOLE LOAN COLLATERAL - 1.1%
Bankinter 10 Fondo de Titulizacion de Activos	100,783	EUR	0.1230	+	6/21/2043	106,048
Fondo de Titulizacion de Activos Santander Hipotecario 2	61,547	EUR	0.0980	+	1/18/2049	64,166
Silverstone Master Issuer PLC - 144A	150,000	GBP	0.9506	+	1/20/2070	230,215
TOTAL WHOLE LOAN COLLATERAL (Cost - $402,304)						400,429

SHORT-TERM INVESTMENTS - 0.5%	Shares
MONEY MARKET FUND - 0.5%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $192,086)	192,086		0.0001	+		192,086

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2015

Value

TOTAL INVESTMENTS - 98.2% (Cost - $38,963,131)	$36,126,503
OTHER ASSETS LESS LIABILITIES - 1.8%	653,769
NET ASSETS - 100.0%	$36,780,272

MBS - Mortgage Back Security	DKK - Danish Krone	MXN - Mexican Peso

REIT - Real Estate Investment Trust	EUR - EURO	PLN - Polish Zloty

AUD - Australian Dollar	GBP - United Kingdom Pound	SEK - Swedish Krona

CAD - Canadian Dollar	JPY - Japanese Yen

CHF - Swiss Franc	KRW - South Korean Won

+	Variable rate security. Interest rate is as of October 31, 2015.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

		Unrealized
		Appreciation
Futures Contracts	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED*
10 YR AUD Government Bond maturing December, 2015
(Underlying Face Amount at Value $415,338)	6	$5,518
Euro BOBL Future maturing December, 2015
(Underlying Face Amount at Value $1,001,607)	7	3,582
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED		9,100

FUTURES CONTRACTS SOLD *
Canadian 10 Year Bond maturing December, 2015
(Underlying Face Amount at Value ($106,860)	(1)	1,392
Euro Bund Future maturing December, 2015
(Underlying Face Amount at Value ($1,216,680)	(7)	(27,706)
Euro Schatz maturing December, 2015
(Underlying Face Amount at Value ($2,218,541)	(18)	(3,919)
Long Gilt Future maturing December, 2015
(Underlying Face Amount at Value ($1,450,303)	(8)	11,208
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD		(19,025)

NET UNREALIZED LOSS FROM FUTURES CONTRACTS		$(9,925)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition ** - (Unaudited)
Japan	21.8%	Netherlands	5.5%
Britain	13.3%	Canada	4.2%
France	9.3%	Switzerland	3.3%
Germany	8.4%	Mexico	3.3%
Italy	7.4%	Other Countries	17.6%
Spain	5.9%	Total	100.00%

**	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund

Message from the Sub-Adviser (Mellon Capital Management Corporation)

Global equity markets showed strength early in the fiscal six-month period as a result of various political and central bank actions that influenced the market significantly. Geopolitical risk fell off as Ukraine and Russia agreed to a cease fire and 15 central banks engaged in some form of quantitative easing, spurring a rally in global stocks. Later in the first six months of the fiscal year the U.S. began reporting lackluster economic data and relatively weak earnings releases. In contrast, the Euro zone displayed weakness through the end of 2014 and the beginning of 2015, but reversed course in the most recent months and showed positive economic momentum and improved company earnings. The second half of the fiscal quarter was dominated by political events in Greece, global growth concerns and trepidation regarding the magnitude and timing of a rise in interest rates. Volatility spiked in mid August amid China’s devaluation of its currency. Chinese growth concerns were additionally fueled by poor economic data, mostly from the external sector. Global growth concerns began to mount as risky assets were hit hard. The Federal Reserve affirmed these concerns by not raising interest rates in September.

Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, fell 2.7 percent over the most recent fiscal year ended October 31, 2015. Bonds, as measured by the Barclays Aggregate Bond Index, increased 2 percent. The performance of emerging market equities, as measured by the MSCI Emerging Markets Index, detracted from performance as the index decreased 14.5 percent over the same time period. Global macro strategies unperformed the S&P 500 which increased 5.2 percent over the fiscal period.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, fixed income, and other major assets.. The strategy’s exposure is broken down into three different categories: growth assets which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets which include developed and emerging market currency, global cash, investment-grade bonds, and global developed and sovereign bonds; and real assets which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

During the volatile fiscal year, the hedging assets were the best performing category. In the first three months of the fiscal year, the hedging assets contributed positively to the performance of the Fund by keeping balance in a volatile period amid geopolitical concerns, the beginning of quantitative easing in Europe, and a relatively disappointing beginning to the calendar fourth quarter’s earnings season. In the subsequent three months the Sub-Adviser was able to enhance the returns in the hedging assets by being long U.S. bonds and short Euro bunds. In the final six months of the fiscal period the Fund was overweight its allocation to U.S. Treasuries. Despite this overweight, the bond exposure in aggregate is well-diversified with a short positioning in German bunds, Canadian bonds, and Australian bonds. The Fund’s positioning in treasuries positively contributed to Fund performance over the most recent fiscal six-months.

The growth assets strategy exposure was the strongest contributor to the performance of the Fund over the first six months of the fiscal period. The growth asset strategy exposure slightly detracted from Fund performance in the third fiscal quarter, and that theme continued as growth detracted from performance over the most recent fiscal quarter ended October 31, 2015. The largest allocation in this strategy, developed ex-U.S. equities, were the best performers within this category for the first six months of the fiscal period. Many of these countries also benefited from a cheaper relative currency, specifically to aide in the increase in exports. This exposure slightly detracted from Fund performance over the third fiscal quarter. During the fiscal period, the Fund moved out of equities due to the risk presented by Greece and China but moved back in once a referendum was reached in Greece. The largest detractor from performance was the Fund’s exposure to German equities. The Sub-Adviser put risk back on the table in July by increasing the Fund’s allocation to growth assets. As volatility increased in August, the Fund’s growth assets declined as the markets experienced a “flight to safety.” The countries with large trade relationships with China, such as Germany, were hit hard over the most recent fiscal quarter. The Fund’s short position in United Kingdom equities contributed to Fund performance during this time. The Sub-Adviser moved out of Emerging Market Equities in early August, but not before experiencing a portion of the decline. The iShares MSCI Emerging Markets Index (EEM) (holding percentage**: 4.62 percent) declined 24.1 percent before being eliminated from the portfolio on August 24. Although German holdings were hit hard in August, the Sub-Adviser moved into German equities on September 16. The iShares Hedged MSCI Germany (HEWG) (holding percentage*: 4.63 percent) increased 4.6 percent once from September 16 to the end of the fiscal quarter. US equities performed well over the fiscal year. The SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 30.17 percent) increased 5.2 percent over the fiscal year.

Over the fiscal year, the volatility in oil and the decisions of OPEC (Organization of Petroleum Exporting Countries) dominated the headlines. Despite the volatility, the Sub-Adviser’s tactical positioning within the real assets strategy were strong and benefited the Fund approximately 80 basis points. The Sub-Adviser completely divested the position in real assets during the most recent fiscal quarter as the Sub-Adviser believes the current risk/reward characteristics of this asset does not currently warrant a place in the portfolio. Due to the Fund’s dynamic nature, the Sub-Adviser’s view on real assets can change quickly.

The Sub-Adviser is optimistic for the coming fiscal quarter and fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide the investor with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments the Fund may provide equity-like returns with lower beta and less correlation than traditional equity investments.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

	One	Annualized	Annualized	Annualized Since Inception
	Year	Three Years	Five Years	(4/30/2010)
Class N	1.66%	1.42%	1.54%	1.71%
Class C	0.63%	0.37%	0.52%	0.70%
Class A with load of 5.75%	(4.48)%	(0.84)%	0.07%	0.35%
Class A without load	1.34%	1.14%	1.26%	1.43%
IQ Hedge Global Macro Beta Index	(2.74)%	(1.55)%	0.82%	1.51%
Morningstar Long/Short Equity Category	(0.62)%	1.48%	1.41%	1.53%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy.

Investors cannot invest directly in an index or benchmark.

The Morningstar Long/Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 4.05% for Class N, 5.05% for Class C and 4.30% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2015

Security				Shares	Value
EXCHANGE TRADED FUNDS - 41.4%
DEBT FUND - 4.7%
SPDR Barclays High Yield Bond ETF				43,242	$1,577,036

EQUITY FUNDS - 36.7%
iShares MSCI Emerging Markets ETF				83,805	2,110,210
SPDR S&P 500 ETF Trust ^				49,457	10,283,594
					12,393,804
TOTAL EXCHANGE TRADED FUNDS (Cost - $13,174,284)					13,970,840

OPTIONS * - 5.5%
CALL OPTION ON FUTURES PURCHASED - 5.5%				Contacts +
Swiss Market IX, Expiration December 19, 2015
Exercise Price CHF 8,587.92				30	13,015
Swiss Market IX, Expiration December 19, 2015
Exercise Price CHF 8,703.21				40	13,732
US 10 Year Future, Expiration December 19, 2015
Exercise Price $116				153	1,790,579
					1,817,326
PUT OPTIONS ON FUTURES PURCHASED - 0.0%
S&P 500 E-Mini Option, Expiration December 19, 2015
Exercise Price $1,875				64	23,360
S&P 500 Option, Expiration November 21, 2015
Exercise Price $1,875				64	5,280
					28,640

TOTAL OPTIONS (Cost - $1,883,439)					1,845,966
	Principal	Discount
	Amount ($)	Rate		Maturity
SHORT-TERM INVESTMENTS - 53.2%
U.S. GOVERNMENT SECURITIES - 43.8%
US Treasury Bill ++	13,241,000	0.2750%		3/10/2016	13,240,658
US Treasury Bill	1,540,000	0.2600%		3/17/2016	1,539,635
					14,780,293
	Shares	Interest Rate
MONEY MARKET - 9.4%
STIT- Liquid Assets - Institutional Class	3,182,806	0.1100	% ^^		3,182,806

TOTAL SHORT-TERM INVESTMENTS - (Cost - $17,963,099)					17,963,099

COLLATERAL FOR SECURITIES LOANED - 1.1%
Mount Vernon Prime Portfolio + (Cost - $385,200)	385,200	0.2500%			385,200

TOTAL INVESTMENTS - 101.2% (Cost - $33,406,021)					$34,165,105
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%					(412,706)
NET ASSETS - 100.0%					$33,752,399

					Unrealized
					Appreciation
Open Futures Contracts				Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - 1.7%
10 YR Mini JBG Future, December 2015
(Underlying Face Amount at Value $4,562,114)				37	$20,920
AEX Index (Amsterdam), November 2015
(Underlying Face Amount at Value $813,368)				8	49,708
CAC 40 10 Euro Future, November 2015
(Underlying Face Amount at Value $1,136,618)				21	63,120
DAX Index, December 2015
(Underlying Face Amount at Value $1,495,255)				5	96,020
Hang Seng Index Future, November 2015
(Underlying Face Amount at Value $1,609,811)				11	(24,765)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2015

		Unrealized
		Appreciation
Open Futures Contracts	Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - 1.7% (Continued)
IBEX - 35 Index Future, November 2015
(Underlying Face Amount at Value $1,023,419)	9	$26,728
Long Gilt Future, December 2015
(Underlying Face Amount at Value $4,169,622)	23	(22,072)
S&P/TSX 60 IX Future, December 2015
(Underlying Face Amount at Value $964,284)	8	13,666
SPI 200 Future, December 2015
(Underlying Face Amount at Value $1,302,979)	14	(5,627)
TOPIX Index Future, December 2015
(Underlying Face Amount at Value $4,657,258)	36	367,285
US 10 Year Future, December 2015
(Underlying Face Amount at Value $1,021,504)	8	236
TOTAL FUTURES CONTRACTS PURCHASED		585,219

SHORT FUTURES CONTRACTS ** - (0.8)%
10 YR AUD Government Bond, December 2015
(Underlying Face Amount at Value $11,709,064)	(17)	(15,634)
Canadian 10 Year Bond, December r 2015
(Underlying Face Amount at Value $320,581)	(3)	738
Euro-Bund Future, December 2015
(Underlying Face Amount at Value $10,776,305)	(62)	(138,578)
FTSE 100 Index, December 2015
(Underlying Face Amount at Value $2,335,265)	(24)	(88,615)
FTSE/MIS Index Future, December 2015
(Underlying Face Amount at Value $496,238)	(4)	(1,683)
S&P 500 E- Mini Future, December 2015
(Underlying Face Amount at Value $311,063)	(3)	(863)
TOTAL FUTURES CONTRACTS SOLD		(244,635)

WRITTEN PUT FUTURE OPTIONS - 0.0%
Swiss Market IX, Expiration December 19, 2015
Exercise Price CHF 8,587.92	(30)	(2,650)
Swiss Market IX, Expiration December 19, 2015
Exercise Price CHF 8,703.21	(40)	(4,593)
TOTAL WRITTEN PUT FUTURE OPTIONS - (Proceeds - $18,703)		(7,243)

ETF - Exchange Traded Fund

^	All or a portion of these securities are on loan. Total loaned securities had a value of $374,274 at October 31, 2015.

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 sahres of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of October 31, 2015

^^	Variable rate security. Interest rate is as of October 31, 2015.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)
U.S. Government Securities	43.3%	Debt Funds	4.6%
Equity Funds	36.3%	Put Option On Futures Purchased	0.1%
Money Market Fund	9.3%	Collateral for security Loaned	1.1%
Call Options On Futures Purchased	5.3%	Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

Managed futures strategies, as measured by the Credit Suisse Managed Futures Liquid Index, boasted significantly positive performance when viewing the fiscal year in its entirety. During the 12-month period, managed futures strategies increased 13.4 percent. However, these strategies increased 20.1 percent in the first fiscal quarter and then each of the three remaining fiscal quarters saw negative performance. The second and third fiscal quarters declined 1.2 percent each, and then the fourth fiscal quarter experienced a 3.3 percent decline to finish the fiscal year. Domestic equity markets, as measured by the S&P 500 Index, also saw an increase during the fiscal year, rising 5.2 percent. Emerging markets equities, as measured by the MSCI Emerging Markets Index, dropped in three out of the four fiscal quarters, ending the fiscal year down 14.5 percent. Foreign developed markets, as measured by the MSCI EAFE Index, fell only 0.1 percent, outperforming their developing counterparts. With the diversified nature of managed futures, exposure to multiple asset classes may provide non-correlated returns as reflected in the performance of the Credit Suisse Managed Futures Liquid Index. The Sub-Adviser continues to believe that the trend conditions of the various asset classes offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

Commodities, as measured by the Thomson Reuters / Jefferies CRB Commodity index, declined 28.1 percent during the fiscal year. Much of the decline in commodities attributable to large declines in oil prices, which was a pervasive theme throughout the 12-month period. The Sub-Adviser continued to periodically implement short-term oriented positions designed to capture the inverse performance of oil such as the ProShares UltraShort Bloomberg Crude Oil ETF (SCO) (holding percentage**: 2.52 percent). The Sub-Adviser primarily implemented these short-term trades at the end of August, after oil prices had surged more than 28 percent in one week. In the first days of September oil prices quickly declined, allowing the Sub-Adviser the opportunity to exit the Fund’s position in SCO with an approximate16.6 percent gain. Subsequent to exiting the ProShares UltraShort Bloomberg Crude Oil ETF, the Sub-Adviser purchased the PowerShares DB Oil Fund (DBO) (holding percentage*: 5.03 percent), which fluctuated along with oil price movements through the end of the fiscal quarter. Since its initial purchase during the fiscal quarter through quarter-end, DBO appreciated a modest amount, increasing 2.0 percent.

Although energy prices generally experienced predominantly negative pressure from beginning to end, hard asset prices, such as gold and silver, experienced a positive end to an otherwise difficult fiscal year. In the early fiscal quarters, when the general trend in gold prices appeared to the Sub-Adviser to be in a downward trajectory, the Sub-Adviser attempted to exploit negative trends in gold prices by using the DB Gold Short ETN (DGZ) (holding percentage**: 2.22 percent). However, in the most recent fiscal quarter, the Sub-Adviser identified positive trends in gold prices. Therefore, the Sub-Adviser utilized the SPDR Gold Shares Trust (GLD) (holding percentage*: 5.09 percent), which attempts to follow the performance of gold prices. GLD showed a negative 3.0 percent return for the fiscal year, but during the most recent fiscal quarter, GLD appreciated 4.2 percent as gold prices generally moved higher. This was not the only holding in the Fund related to precious metals. The Fund also held the iShares Silver Trust (SLV) (holding percentage*: 3.15 percent). In general, silver prices experienced a significantly more volatile fiscal quarter than gold, experiencing both a negative August and a negative September before surging more than 6 percent in October. The Sub-Adviser implemented the holding in SLV at the beginning of October, riding up most of the positive performance in the final month of the fiscal quarter. Even with this most recent appreciation, SLV was down 4.5 percent when measured over the entire fiscal year.

The Sub-Adviser implemented various U.S. sector ETFs during the fiscal year such as the Health Care Select Sector SPDR Fund (XLV) (holding percentage*: 2.01 percent) and the Financial Select Sector SPDR Fund (XLF) (holding percentage*: 2.93 percent). Although the Health Care Select Sector SPDR Fund and Financial Select Sector SPDR Fund were some of the largest positive contributors to Fund performance in the second and third fiscal quarters, these two sector exchange traded funds proved to be some of the more significant detractors from performance in the most recent fiscal quarter. During the most recent fiscal quarter, XLV and XLF fell 6.5 percent and 4.0 percent, respectively. During the fiscal year, XLV and XLF rose 7.5 percent and 2.9 percent, respectively.

The Sub-Adviser’s focus on both short-term and long-term trends continued to provide mixed results, as volatility and concern in the markets generally caused some sharp reversals in trends during the most recent fiscal quarter. These dramatic shifts may provide opportunities for the Sub-Adviser to find another short-term trend, but may also cause additional losses, especially in the holdings that were established by longer-term trends. For these reasons, the Sub-Adviser’s selection of established trends that meet strict requirements generally aided the Fund’s performance relative to the benchmark index, as did the Sub-Adviser’s discipline of using stop losses when trends move in an undesired direction.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Inception (2/12/09)
Class N	(0.41)%	0.99%	(0.08)%	1.13%
Class C	(1.39)%	(0.01)%	(0.77)%	(0.40)% *
Class A with load of 5.75%	(6.38)%	(1.25)%	(1.53)%	0.17% **
Class A without load	(0.66)%	0.72%	(0.36)%	1.07% **
Dow Jones Credit Suisse Managed Futures Liquid Index	13.36%	8.67%	2.03%	2.36%
Morningstar Managed Futures Category	3.86%	2.00%	(0.85)%	(1.31)%

*	Inception date for Class C is May 14, 2009.

**	Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C, respectively).

The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before and after fee waiver, including underlying funds, are 1.99% for Class N, 2.99% for Class C and 2.24% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Alternative Strategy Fund
October 31, 2015

Security	Shares	Value
EXCHANGE TRADED FUNDS - 85.8%
ASSET ALLOCATION FUNDS - 5.0%
Yield Shares High Income ETF ^	62,700	$1,186,284

COMMODITY FUNDS - 13.3%
iShares Silver Trust *	50,700	750,360
PowerShares DB Oil Fund * ^	103,400	1,198,406
SPDR Gold Shares *	11,100	1,213,230
		3,161,996
CURRENCY - 8.1%
PowerShares DB US Dollar Index Bullish Fund *	15,500	1,245,425
ProShares UltraShort Yen *	27,200	686,800
		1,932,225
DEBT FUND - 3.9%
ProShares Short 20+ Year Treasury *	37,900	931,961

DIVERSFIED FINANCIAL SERVICES - 2.9%
Financial Select Sector SPDR Fund ^	29,000	698,320

ENERGY FUNDS - 10.2%
Alerian MLP ETF ^	84,800	1,152,432
Energy Select Sector SPDR Fund ^	18,500	1,258,555
		2,410,987
EQUITY FUNDS - 7.4%
Consumer Staples Select Sector SPDR Fund ^	23,500	1,172,180
Materials Select Sector SPDR Fund ^	12,800	579,584
		1,751,764
GROWTH & INCOME - SMALL CAP - 4.8%
Direxion Daily Small Cap Bull 3X Shares	16,700	1,148,292

HEALTH & BIOTECHNOLOGY - 2.0%
Health Care Select Sector SPDR Fund ^	6,700	477,978

LEISURE INDUSTRY - 5.1%
Consumer Discretionary Select Sector SPDR Fund ^	14,900	1,206,453

PRECIOUS METALS - 10.3%
Market Vectors Gold Miners ETF	82,600	1,235,696
Market Vectors Junior Gold Miners ETF	58,800	1,203,048
		2,438,744
Security	Shares	Value

REAL ESTATE - 5.7%
iShares US Real Estate ETF	6,100	$459,696
SPDR S&P Homebuilders ETF ^	25,300	904,222
		1,363,918
TECHNOLOGY - 5.2%
Powershares QQQ Trust Series 1 ^	4,400	498,652
Technology Select Sector SPDR Fund ^	17,000	742,050
		1,240,702
UTILITY - 1.9%
Utilities Select Sector SPDR Fund	10,200	446,250

TOTAL EXCHANGE TRADED FUNDS - (Cost - $19,974,620)		20,395,874

SHORT - TERM INVESTMENT - 14.4%
MONEY MARKET FUND - 14.4%
Invesco STIT-Treasury Portfolio - 0.02% +
(Cost - $3,406,882)	3,406,882	3,406,882

COLLATERAL FOR SECURITIES LOANED - 33.5%
Mount Vernon Prime Portfolio 0.25% + (Cost - $7,957,439)	7,957,439	7,957,439

TOTAL INVESTMENTS - 133.7% (Cost - $31,338,941)		$31,760,195
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.7)%		(7,997,761)
NET ASSETS - 100.0%		$23,762,434

ETF - Exchange Traded Fund

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,698,756 on October 31, 2015

*	Non income producing security.

+	Variable rate security. Interest rate is as of October 31, 2015.

Portfolio Composition * - (Unaudited)
Commodity Funds	10.0%	Real Estate	4.3%
Precious Metals	7.7%	Technology	3.9%
Energy Funds	7.6%	Leisure Industry	3.8%
Currency	6.1%	Growth & Income Small Cap	3.6%
Equity Funds	5.5%	Other	47.5%
		Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Convertible securities, as measured by the Bank of America/Merrill Lynch All Convertibles All Qualities Index, fell 0.1 percent over the fiscal year ended October 31, 2015. Convertibles underperformed broader equity indexes, such as the S&P 500 Index, which gained 5.2 percent during the same time period. Convertible securities also underperformed bonds in general, as the Barclays Aggregate Bond Index gained 2.0 percent.

For the fiscal year ended October 31, 2015, the Sub-Adviser allocated less than 5 percent to investment grade convertible bonds, just over 16 percent to non-investment grade convertible bonds, and nearly 75 percent of the Fund to non-rated convertibles. The idea was that they would be able to create more alpha by exploiting higher inefficiencies in these non- rated securities that are less followed by analysts.

The Sub-Adviser had an overweight to the technology sector relative to the benchmark in two out of four fiscal quarters. In addition to the net overweight to the sector, superior security selection relative to the benchmark led to an overall benefit for the Fund over the fiscal year and made it the best performing sector in the Fund for the fiscal year ended October 31, 2015. One holding that benefitted the sector was Akamai Technologies, Inc. (00971TAG6) (holding percentage*: 3.87 percent), a provider of services for accelerating and improving the delivery of content and applications over the internet, ranging from live and on-demand streaming video capabilities to conventional content on websites, to tools that help people transact business and reach out to new and existing customers. The stock was up 0.9 percent, while the bonds lost 0.1 percent over the fiscal year.

The financials sector had the largest negative impact on the Fund over the fiscal year. While it held the largest underweight relative to the benchmark, security selection in the sector was sub-par, causing it to be the highest detractor from Fund performance over the fiscal year ended October 31, 2015. A holding that detracted from the Fund was FXCM, Inc. (302693AB2) (holding percentage*: 1.65 percent). The company offers foreign exchange trading services over the internet by allowing customers to trade currency pairs on the over-the-counter foreign exchange markets. They earn fees by adding a mark-up to the price of each trade. The stock lost 94.7 percent, while the bonds lost 37.5 percent over the fiscal year.

While it was the largest detractor from the Fund over the fourth fiscal quarter, the healthcare sector benefited the Fund over the first through third fiscal quarters, resulting in the sector providing a net contribution to the performance of the Fund over the fiscal year ended October 31, 2015. A holding from the sector that benefited the Fund was DepoMed, Inc. (249908AA2) (holding percentage*: 1.55 percent), which develops new and proprietary oral drug delivery technologies. The company developed a system designed to be retained in the stomach for an extended period of time while it delivers the incorporated drug or drugs. DepoMed has also developed a system designed to reduce gastrointestinal irritation. The stock was up 13.6 percent, while the bonds were up 6.3 percent over the fiscal year.

Going forward, the Sub-Adviser expects moderate gross domestic product growth of between 2 to 3 percent; U.S. economic momentum will continue due to gradual improvements in consumer confidence and the unemployment rate; and interest rates should remain low, albeit increasing at some point, most likely in early 2016. The Sub-Adviser believes that corporate cash flows are strong due to low absolute interest rates that have been locked in from refinancing, which enhances interest rate coverage and free cash flow. The Sub-Adviser sees low maturity and default risk, as well, due to the 2009-2013 refinancing boom. Low credit quality non- refinance issuance has remained relatively low, signaling a low default environment. With historically strong performance during periods of volatile upward-moving equity markets, convertible securities appear to be an attractive investment in the current market conditions.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since
	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	(2.67)%	7.46%	6.33%	5.94%	5.53%
Class C	(3.53)%	6.39%	5.27%	4.90%	4.49%
Class A with load of 5.75%	(8.41)%	5.11%	4.8 3%	N/A	4.19%*
Class A without load	(2.84)%	7.20%	6.09%	N/A	4.89%*
Bof A Merrill Lynch All Convertibles All Qualifies Index	(0.13)%	11.99%	9.14%	7.25%	6.66%
Morningstar Convertibles Category	(1.63)%	9.28%	7.03%	6.16%	6.17%

*	Class A commenced operations on January 3, 2007.

The Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.63% for Class N, 2.63% for Class C and 1.88% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month- end, please call 1- 800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 74.0%
BIOTECHNOLOGY - 3.6%
Acorda Therapeutics, Inc.	$1,000,000	1.7500%	6/15/2021	$1,067,500

COMPUTERS - 4.1%
Sandisk Corp.	745,000	1.5000	8/15/2017	1,192,000

DIVERSIFIED FINANCIAL SERVICES - 5.2%
FXCM, Inc.	715,000	2.2500	6/15/2018	489,775
PRA Group, Inc.	960,000	3.0000	8/1/2020	1,038,000
				1,527,775
ELECTRICAL COMPONENTS & EQUIPMENT - 3.5%
SunPower Corp.	1,120,000	0.8750	6/1/2021	1,029,700

HEALTHCARE-PRODUCTS - 4.6%
Cepheid, Inc.	545,000	1.2500	2/1/2021	492,035
Wright Medical Group, Inc. - 144A	895,000	2.0000	6/15/2019	850,230
				1,342,265
HEALTHCARE-SERVICES - 2.4%
Molina Healthcare, Inc.	440,000	1.1250	1/15/2020	704,275

HOME BUILDERS - 2.7%
CalAtlantic Group, Inc.	700,000	1.2500	8/1/2032	798,875

INSURANCE - 1.4%
AmTrust Financial Services, Inc.	405,000	2.7500	12/15/2044	401,709

INTERNET - 9.3%
Ctrip.com International Ltd. - 144A	580,000	1.0000	7/1/2020	647,425
FireEye, Inc. - 144A	1,075,000	1.0000	6/1/2035	935,250
HomeAway, Inc.	940,000	0.1250	4/1/2019	904,750
Twitter, Inc.	285,000	1.0000	9/15/2021	250,101
				2,737,526
MACHINERY-DIVERSIFIED - 1.3%
Chart Industries, Inc. ^	450,000	2.0000	8/1/2018	394,875

OIL & GAS - 1.9%
Whiting Petroleum Corp. - 144A	625,000	1.2500	4/1/2020	553,532

PHARMACEUTICALS - 5.9%
Akorn, Inc.	110,000	3.5000	6/1/2016	336,050
Depomed, Inc.	405,000	2.5000	9/1/2021	457,650
Impax Laboratories, Inc. - 144A	1,020,000	2.0000	6/15/2022	943,500
				1,737,200
REAL ESTATE - 2.9%
Forest City Enterprises, Inc. - Class A	790,000	3.6250	8/15/2020	859,520

RETAIL - 2.5%
GNC Holdings, Inc. - 144A ^	895,000	1.5000	8/15/2020	738,371

SEMICONDUCTORS - 9.5%
Micron Technology, Inc. ^	690,000	3.0000	11/15/2043	627,888
ON Semiconductor Corp. - 144A	1,205,000	1.0000	12/1/2020	1,189,937

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date		Value
SEMICONDUCTORS (Continued) - 9.5%
Rambus, Inc.	$900,000	1.1250%	8/15/2018		$982,125
					2,799,950
SOFTWARE - 10.3%
Akamai Technologies, Inc.	1,130,000	0.0000	2/15/2019		1,146,249
Interactive Intelligence Group, Inc. - 144A	145,000	1.2500	6/1/2020		121,438
Medidata Solutions, Inc.	760,000	1.0000	8/1/2018		798,950
PROS Holdings, Inc. - 144A	950,000	2.0000	12/1/2019		952,969
					3,019,606
TELECOMMUNICATIONS - 2.9%
Finisar Corp.	932,000	0.5000	12/15/2033		835,888

TOTAL CONVERTIBLE BONDS (Cost - $22,783,602)					21,740,567
			Dividend
		Shares	Rate
PREFERRED STOCK - 16.3%
FOOD - 1.5%
Tyson Foods, Inc.		8,325	4.7500		435,814

INSURANCE - 3.1%
Maiden Holding Ltd.		16,170	7.2500		895,009

OIL & GAS - 0.8%
Rex Energy Corp.		7,000	6.0000		239,750

PHARMACEUTICALS - 2.6%
Allergan plc		735	5.5000		769,273

REITS - 4.8%
Crown Castle International Corp.		5,750	4.5000		611,053
iStar Financial, Inc.		15,000	4.5000		803,429
					1,414,482
TELECOMUNICATIONS - 3.5%
Frontier Communications Corp. ^		10,500	11.1250		1,040,864

TOTAL PREFERRED STOCK (Cost - $4,888,211)					4,795,192

			Interest
			Rate
SHORT-TERM INVESTMENT - 10.5%
MONEY MARKET FUND - 10.5%
First American Government Obligations Fund		3,069,103	0.01	%+	3,069,103
TOTAL SHORT-TERM INVESTMENT (Cost - $3,069,103)

COLLATERAL FOR SECURITIES LOANED - 4.3%
Mount Vernon Prime Portfolio 0.25% + (Cost - $1,273,140)		1,273,140			1,273,140

TOTAL INVESTMENTS - 105.1% (Cost - $32,014,056)					$30,878,002
LIABILITIES IN EXCESS OF OTHER ASSETS - (5.1)%					(1,500,977)
TOTAL NET ASSETS - 100.0%					$29,377,025

^	All or a portion of these securities are on loan. Total loaned securies had a value of $1,247,332 at October 31, 2015.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2015.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2015

Portfolio Composition * - (Unaudited)
Convertible Bonds	70.4%
Preferred Stock	15.5%
Short-Term Investment	9.9%
Collateral For Securities Loaned	4.1%
Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

Large cap value stocks, as measured by the Russell 1000 Value Index, increased 0.5 percent during the fiscal year ended October 31, 2015. Large cap growth stocks, by comparison, outperformed as the Russell 1000 Growth Index increased 9.2 percent during the same time period. While this was occurring the Sub-Adviser changed on July 1, 2015. The Fund is now sub-advised by Rothschild Asset Management, Inc.

The healthcare sector added to performance on an absolute and relative basis and was by far the strongest sector during the first six-month of the fiscal year. Stocks held by the Fund in this sector outpaced those held within the benchmark index by more than 7 percent and the overall index by more than 13 percent. A moderate overweight to this sector also added to performance. The holdings in this sector alone added 1.2 percent to the total return of the Fund. AmerisourceBergen Corporation (ABC) (holding percentage**: 4.6 percent), an international pharmaceutical wholesaler, was the largest contributor to performance in the Fund and was also the largest single position. The stock increased by 34.7 percent in the first six months of the fiscal year.

Exposure to the energy sector detracted slightly from performance, mainly to a small underweight to the sector. Security selection had a positive effect. Oil prices, which had hit multi-year lows during the first part of the six-month period, rebounded somewhat and stabilized toward the end of the period. The Sub-Adviser focused on firms that have a large percentage of their business concentrated in refining and services, thus their profits are more dependent on volume rather than the price of oil. One of the best performing stocks held by the Fund in this sector was Baker Hughes, Inc. (BHI) (holdings percentage*: 1.6 percent), an oil services and equipment firm, which had a total return of 29.6 percent in the first six months of the fiscal year.

For the first two months of the third fiscal quarter JPMorgan Chase & Co. (JPM) (holding percentage*: 3.23 percent), a financial holding company that provides financial services worldwide, increased 7.1 percent. Wells Fargo & Co (WFC) (percentage*: 2.52 percent), a financial services and bank holding company, also contributed to overall performance by increasing 2.8 percent over the same time period. The health care sector, which was the best performing sector the previous quarter, was one of the worst performers for the first two months of the third fiscal quarter.

As previously mentioned, the Fund undertook a sub-adviser change on July 1, 2015. Beginning on that date, Rothschild Asset Management, Inc. replaced C.S. Mckee as the Fund’s sub-adviser. The Sub-Adviser believes a portfolio of stocks with attractive valuations and upside expectations will lead to outperformance and limit down markets. The Sub-Adviser implements a blended analytical approach that includes both the judgment of experienced fundamental analysts and the objectivity and efficiency of quantitative tools in order to provide an investment decision-making platform for consistency and repeatability. The disciplined use of risk controls and desire to minimize the influence of factor-based risks also drives consistency of relative performance, and potentially leads to attractive portfolio returns with less volatility than the benchmark. Stock selection is the core strength of the Sub-Adviser.

Due to strong earnings releases, holdings within the technology sector were some of the strongest performers within the final month of the fiscal quarter. Western Digital Corp (WDC) (holding percentage*: 1.18 percent), a data storage solutions company, increased 9.7 percent in the month of July. Microsoft Corp. (MSFT) (holding percentage*: 2.54 percent), a company that engages in the developing, licensing and supporting a range of software products and services, increased 5.8 percent over the same time period. A holding within the sector that detracted from performance was Oracle Corp. (ORCL) (holding percentage**: 0.89 percent), a provider of enterprise software and computer hardware products, and services. Oracle Corp. decreased 0.5 percent in July.

Although the energy sector slightly detracted from performance in the first fiscal six-month period, this sector was one of the best performers for the second half of the fiscal year. Within this sector the Sub-Adviser likes to hold companies with strong balance sheets and better market position than competitors. A good example is EOG Resources Inc. (EOG) (holding percentage*: 2.11 percent), a company engaged in the exploration, development, production and marketing of crude oil and natural gas. The Sub-Adviser believes that EOG Resources Inc. is the most efficient shell producer in the United States. They can produce at lower rates than its competitors and take a longer term view on its assets. The Sub-Adviser believes that the same could be said about Exxon Mobil Corp. (XOM) (Holding Percentage*: 4.41 percent), a company that engages in the exploration and production of crude oil and natural gas. Both of these energy holdings contributed positively to Fund performance with EOG Resources Inc. increasing 11.4 percent and Exxon Mobil Corp increasing 5.5 percent over the most recent fiscal quarter.

A sector that detracted from the overall performance of the Fund was the financial services sector. The Sub-Adviser believes that the most value in this sector can be found in asset sensitive names. These types of stocks are relatively cheap as well as having significant operating leverage and tend to benefit from a rise in interest rates. With rates declining over the most recent fiscal quarter, these holdings suffered. MetLife Inc. (MET) (holding percentage*: 1.65 percent), a provider of life insurance, annuities, employee benefits, and asset management, was one of those companies. Over the most recent fiscal quarter MetLife Inc. declined 8.9 percent. The Fund was underweight property and casualty insurers. These holdings are not as asset sensitive and outperformed relatively over the most recent fiscal quarter.

The Sub-Adviser believes that the corporate earnings will drive market performance in the coming quarter. So far, corporate earnings have come in above expectations albeit expectations were very low. The Sub-Adviser also believes that valuations are fair and we should see a pickup in Merger and Acquisition activity. The Sub-Adviser is confident for the coming fiscal quarter and beyond as it believes outperformance comes down to picking the best stocks and its repeatable stock selection process will enable them to continuously upgrade the portfolio with the best stocks available.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.41%	12.70%	11.27%	5.55%	5.89%
Class C	0.38%	11.57%	10.15%	4.50%	4.84%
Class A with load of 5.75%	(4.69)%	10.19%	9.67%	N/A	3.47%*
Class A without load	1.15%	12.40%	10.98%	N/A	4.17%*
Russell 1000 Value Index	0.53%	14.52%	13.26%	6.75%	6.73%
Morningstar Large Cap Value Category	0.24%	13.00%	11.49%	5.88%	5.82%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 97.6%
AEROSPACE / DEFENSE - 3.8%
Boeing Co.	3,934	$582,507
Northrop Grumman Corp.	5,653	1,061,351
Raytheon Co.	4,576	537,222
		2,181,080
AIRLINES - 1.4%
JetBlue Airways Corp. *	31,189	774,735

BANKS - 11.9%
Bank of America Corp.	98,531	1,653,350
Capital One Financial Corp. ^	8,850	698,265
JPMorgan Chase & Co.	28,569	1,835,558
Regions Financial Corp.	78,848	737,229
SunTrust Banks, Inc.	12,039	499,859
Wells Fargo & Co.	25,097	1,358,752
		6,783,013
BEVERAGES - 2.0%
Coca-Cola Enterprises, Inc.	7,837	402,352
PepsiCo, Inc.	6,989	714,206
		1,116,558
BIOTECHNOLOGY - 2.1%
Amgen, Inc.	3,314	524,208
Gilead Sciences, Inc.	6,298	681,003
		1,205,211
CHEMICALS - 2.1%
Dow Chemical Co.	11,967	618,335
LyondellBasell Industries NV	6,360	590,908
		1,209,243
COMPUTERS - 1.4%
Apple, Inc.	2,695	322,053
Western Digital Corp.	7,278	486,316
		808,369
COSMETICS / PERSONAL CARE - 0.7%
The Procter & Gamble Co.	5,303	405,043

DIVERSIFIED FINANCIAL SERVICES - 4.6%
American Express Co.	8,963	656,629
Ameriprise Financial, Inc.	6,191	714,194
Discover Financial Services	14,066	790,790
Raymond James Financial, Inc.	8,282	456,421
		2,618,034
ELECTRIC - 5.8%
American Electric Power, Inc.	17,238	976,533
CMS Energy Corp. ^	16,268	586,787
DTE Energy Co. ^	9,671	789,057
Public Service Enterprise Group, Inc. ^	23,448	968,168
		3,320,545
ENGINEERING & CONSTRUCTION - 0.9%
Fluor Corp.	10,402	497,320

ENVIRONMETNAL CONTROL - 1.3%
Waste Management, Inc.	14,357	771,832
Security	Shares	Value
FOOD - 1.6%
Kroger Co. ^	11,835	$447,363
Pinnacle Foods, Inc.	10,907	480,781
		928,144
HEALTHCARE PRODUCTS - 1.3%
Becton Dickinson and Co.	5,283	752,933

HEALTHCARE SERVICES - 1.6%
Aetna, Inc.	7,949	912,386

HOME BUILDERS - 1.3%
PulteGroup, Inc.	38,961	714,155

INSURANCE - 5.5%
Allstate Corp.	14,174	877,087
American International Group, Inc.	15,519	978,628
Berkshire Hathaway, Inc. - Class B *	2,484	337,874
MetLife, Inc.	18,613	937,723
		3,131,312
MEDIA - 3.0%
CBS Corp.	11,819	549,820
Comcast Corp.	9,362	586,248
Time Warner, Inc.	7,293	549,455
		1,685,523
MINING - 0.6%
Alcoa, Inc.	40,437	361,102

MISCELLANEOUS MANUFACTURING - 4.6%
3M Co. ^	3,274	514,705
Dover Corp.	11,602	747,517
General Electric Co.	27,559	797,006
Textron, Inc.	13,596	573,343
		2,632,571
OIL & GAS - 11.8%
Chevron Corp. ^	12,156	1,104,737
ConocoPhillips	18,773	1,001,540
EOG Resource, Inc.	14,008	1,202,587
Exxon Mobil Corp. ^	30,312	2,508,015
Marathon Oil Corp. ^	23,793	437,315
Marathon Petroleum Corp.	9,326	483,087
		6,737,281
PHARMACEUTICALS - 9.0%
Cardinal Health, Inc.	8,328	684,562
Johnson & Johnson ^	15,786	1,594,860
Merck & Co., Inc.	15,893	868,711
Pfizer, Inc.	58,549	1,980,127
		5,128,260
REITS - 4.2%
Alexandria Real Estate Equities, Inc.	3,720	333,833
Equity LifeStyle Properties, Inc.	9,711	587,321
Equity Residential	9,383	725,494
Public Storage ^	3,181	729,912
		2,376,560

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2015

Security	Shares	Value
RETAIL - 4.4%
Home Depot, Inc.	5,297	$654,921
Macy’s, Inc. ^	15,583	794,421
Target Corp.	13,722	1,059,064
		2,508,406
SEMICONDUCTORS - 1.5%
Intel Corp.	24,750	838,035

SOFTWARE - 3.8%
Microsoft Corp.	31,352	1,650,369
Oracle Corp.	13,023	505,813
		2,156,182
TELECOMMUNICATIONS - 5.4%
ARRIS Group, Inc. * ^	10,322	291,700
AT&T, Inc. ^	29,027	972,695
Cisco Systems, Inc.	37,759	1,089,347
Juniper Networks, Inc.	22,367	702,100
		3,055,842

TOTAL COMMON STOCK (Cost - $50,102,954)		55,609,675
Security	Shares	Value
SHORT - TERM INVESTMENT - 2.2%
MONEY MARKET FUND - 2.2%
STIT-STIC Prime Portfolio - 0.08% +
(Cost - $1,283,618)	1,283,618	$1,283,618

COLLATERAL FOR SECURITIES LOANED - 16.0%
Mount Vernon Prime Portfolio 0.25% +	9,134,370	9,134,370
(Cost - 9,134,370)
TOTAL INVESTMENTS - 115.8% (Cost - $60,520,942)		$66,027,663
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.8)%		(9,025,874)
NET ASSETS - 100.0%		$57,001,789

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,909,138 at October 31, 2015.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2015.

(Unaudited)
Financial	22.6%	Consumer, Cyclical	6.1%
Consumer, Non-Cyclical	15.8%	Technology	5.8%
Collateral for Securities Loaned	13.8%	Utilities	5.0%
Energy	10.2%	Basic Materials	2.4%
Industrial	9.2%	Funds	1.9%
Communications	7.2%	Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Income Fund
Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones US Select Dividend Index gained 2.0 percent over the 12- month period ended October 31, 2015, underperforming the broader equity indexes, such as the S&P 500 Index, which increased 5.2 percent during the same time period. Positive results were achieved in two of the four fiscal quarters, with the largest returns coming in the first and fourth fiscal quarters, a flat second fiscal quarter and a 1.6 percent decrease in the third fiscal quarter. The Sub-Adviser made relatively large shifts in the weighting of the Fund toward master limited partnerships, pipeline management, and energy management firms as the price of oil fluctuated. This was generally beneficial, though being the largest component of the Fund, it still had a negative effect. Holdings in the tobacco and technology sectors had a positive impact on performance.

To achieve the dividend yield the Fund seeks as of October 31, 2015, the Sub-Adviser has invested approximately 43 percent of the Fund in oil and gas pipeline partnerships, pipeline management firms, and energy management firms. Another 13 percent is invested in utility stocks, 12 percent in telecommunications stocks, 11 percent in technology, 8 percent in tobacco, 6 percent in pharmaceuticals, 2 percent in both REITs and manufacturing, 1 percent in mining, and 2 percent in cash and cash equivalents. In addition, approximately 18 percent of the Fund is invested in high dividend-paying international stocks, which are comprised mostly of telecommunications and utilities stocks.

Tobacco stocks performed extremely well during the fiscal year, outperforming the overall benchmark index by a wide margin. This enhanced value on an absolute basis, as tobacco holdings in the Fund outperformed the Dow Jones U.S. Select Dividend Index. Reynolds American, Inc. (RAI) (holding percentage*: 5.3 percent), a large U.S. cigarette manufacturer, was the largest holding in the Fund at the end of the period and was responsible for the bulk of the outperformance. Its stock price increased by more than 59 percent in the 12-month period ended October 31, 2015. Solid earnings reports and a recently completed merger with another major tobacco company seemed to drive the performance. In addition, the firm raised its dividend payout by 7.5 percent in 2015, according to the Sub-Adviser. A smaller position in Altria Group, Inc. (MO) (holding percentage*: 2.5 percent), maker of Marlboro cigarettes and other well-known brands, returned more than 30% over the same time period. Comprising nearly 8 percent of the Fund, these two stocks were responsible for a significant portion of the Fund’s performance.

Exposure to master limited partnerships detracted from performance three of the four fiscal quarters, with the exception of the second fiscal quarter when the price of oil saw a rebound from extreme lows. The Sub-Adviser noted that these firms generally have little exposure to the actual price of oil and lower gasoline prices should spur higher consumption, which means that more oil will need to be transported via pipeline regardless of the price of the underlying commodity. However, these types of companies often fall in sympathy with other oil related firms, such as drillers, which actually do see a sharp decline in profits when the price of oil falls. Magellan Midstream Partners LP (MMP) (holding percentage*: 0.9 percent), which engages in the transportation, storage and distribution of refined petroleum products in the U.S., was one of the better performing master limited partnerships held by the Fund. Still, it suffered an 18.2 percent loss during the period.

Stocks in the technology sector added value as the Sub-Adviser’s selections outperformed the benchmark index. Microchip Techno logy, Inc. (MCHP) (holding percentage*: 3.3 percent), a semi-conductor producer, saw a 13.6 percent return over the fiscal quarter. Technology stocks held by the Fund had positive returns in three of the four fiscal quarters. The exception was the third fiscal quarter, which saw a significant selloff of technology stocks in general.

Exposure to the utilities sector had a negative impact on performance over the fiscal year, underperforming in three of the four fiscal quarters. Despite a positive first fiscal quarter, utilities stocks mostly saw declines as fear of anticipation of an interest rate increase took hold. Utility companies tend to be highly leveraged, so any rise in rates will make their businesses more expensive to run. Sempra Energy (SRE) (holdings percentage*: 1.4 percent), a San Diego based diversified utilities company, declined by 4.4 percent in the 12-month period ended October 31, 2015. The Fund prefers to own large utility companies like SRE that have a large footprint and are involved in many aspects of getting energy to the final end user.

Going forward, the Sub-Adviser remains optimistic about the economy and believes lower energy costs will be a windfall for firms that produce consumer oriented products and is encouraged by developments in the second half of the year. No major changes are planned for the Fund, though exposure to financial stocks may increase as interest rates rise. The Sub-Adviser noted, however, that it expects interest rates to increase later rather than sooner.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2015

		Annualized
		Since
	One	Inception
	Year	(9/14/12)
Class N	(6.51)%	4.43%
Class C	(7.49)%	3.40%
Class A with load of 5.75%	(12.21)%	2.20%
Class A without load	(6.82)%	4.15%
Dow Jones US Select Dividend Index	2.03%	13.35%
Morningstar Large Cap Value Category	0.24%	11.68%

The Dow Jones US Select Dividend Index is a dividend weighted index intended to represent the 100 stocks in the Dow Jones US Total Market Index that have the highest indicated annual dividend yield. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.84% for Class N, 2.84% for Class C and 2.09% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 97.4%
AGRICULTURE - 8.6%
Altria Group, Inc. ^	3,000	$181,410
Reynolds American, Inc.	8,000	386,560
Vector Group Ltd.	2,000	48,500
		616,470
AUTO MANUFACTURERS - 2.1%
Ford Motor Co. ^	10,000	148,100

CHEMICALS - 2.9%
Dow Jones Chemical Co.	4,000	206,680

COMMERCIAL SERVICES - 4.8%
Macquarie Infrastructure Co. LLC	3,000	238,650
RR Donnelley & Sons Co. ^	6,000	101,220
		339,870
ELECTRIC - 6.8%
Dominion Resources, Inc. ^	2,000	142,860
Pepco Holdings, Inc.	13,000	346,190
		489,050
ENGINEERING & CONSTRUCTION - 0.6%
Chicago Bridge & Iron Co. ^	1,000	44,870

ENVIRONMENTAL CONTROL - 3.5%
Coventa Holding Corp.	15,000	251,400

GAS - 6.2%
Atmos Energy Corp.	2,000	126,000
National Grid PLC - ADR	3,000	214,800
Sempra Energy ^	1,000	102,410
		443,210
IRON / STEEL - 0.6%
Mesabi Trust ^	5,000	43,800

MINING - 0.3%
Freeport-McMoran, Inc.	2,000	23,540

MISCELLANEOUS MANUFACTURING - 1.6%
General Electric Co.	4,000	115,680

OIL & GAS - 7.9%
BP PLC - ADR	5,000	178,500
ConocoPhillips	2,000	106,700
Marathon Petroleum Corp.	2,000	103,600
Phillips 66	2,000	178,100
		566,900
PHARMACEUTICALS - 3.6%
AstraZeneca PLC - ADR	4,000	127,560
GlaxoSmithKline PLC - ADR	3,000	129,180
		256,740
PIPELINES - 18.9%
Buckeye Partners LP - MLP	1,000	67,830
Enbridge, Inc. ^	2,000	85,380
Energy Transfer Equity LP - MLP	2,000	43,100
Energy Transfer Partners LP - MLP	3,000	132,462
Enterprise Products Partners LP - MLP	2,000	55,260
Kinder Morgan, Inc.	4,000	109,400
Magellan Midstream Partners LP - MLP	1,000	63,810
Security	Shares	Value

PIPELINES - 18.9% (Continued)
MarkWest Energy Partners LP - MLP	1,000	$43,680
ONEOK Partners LP - MLP ^	1,000	31,830
Pembina Pipeline Corp.	2,000	50,240
Plains All American Pipeline LP - MLP ^	2,000	63,440
Spectra Energy Corp.	3,000	85,710
Sunoco Logistics Partners LP - MLP	2,000	58,080
Tallgrass Energy Partners LP - MLP ^	2,000	86,640
Targa Resources Partners LP - MLP ^	1,169	35,070
TransCanada Corp. ^	1,000	33,590
Williams Cos., Inc.	6,000	236,640
Williams Partners LP - MLP	2,000	67,600
		1,349,762
REITS - 1.7%
Highwoods Properties, Inc.	1,000	43,450
Lexington Realty Trust	3,000	26,520
Universal Health Realty Income Trust	1,000	49,690
		119,660
SEMICONDUCTORS - 8.1%
Intel Corp.	10,000	338,600
Microchip Technology, Inc. ^	5,000	241,450
		580,050
SOFTWARE - 1.8%
Press Ganey Holdings, Inc. *	4,000	125,360

TELECOMMUNICATIONS - 17.4%
AT&T, Inc.	3,000	100,530
CenturyLink, Inc. ^	3,000	84,630
Cisco Systems, Inc.	10,000	288,500
Deutsche Telekom AG - ADR	20,000	373,200
Frontier Communications Corp. ^	20,000	102,800
Vodafone Group PLC - ADR	9,000	296,730
		1,246,390

TOTAL COMMON STOCK (Cost - $7,127,488)		6,967,532

EXCHANGE TRADED FUND - 1.6%
EQUITY FUND - 1.6%
iShares Russell 2000 ETF (Cost - $123,170)	1,000	115,340

SHORT-TERM INVESTMENT - 2.2%
MONEY MARKET FUND - 2.2%
Fidelity Institutional Money Market Funds - Money Market Portfolio 0.10% +
(Cost - $157,834)	157,834	157,834

COLLATERAL FOR SECURITIES LOANED - 18.0%
Mount Vernon Prime Portfolio 0.25% + (Cost - $1,285,047)	1,285,047	1,285,047

TOTAL INVESTMENTS - 119.2% (Cost - $8,693,539)		$8,525,753
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.2)%		(1,373,008)
NET ASSETS - 100.0%		$7,152,745

ADR - American Depositary Receipt

ETF - Exchange Traded Funds

REIT - Real Estate Investment Trust

MLP - Master Limited Partnership

^	All or a portion of these securities are on loan. Total loaned securies had a value of $1,225,663 at October 31, 2015.

*	Non income Producing Security.

+	Variable Rate Security. Interest rate as of October 31, 2015.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund (Continued)
October 31, 2015

Portfolio Composition * - (Unaudited)
Energy	22.5%	Basic Materials	3.2%
Collateral for Securities Loaned	15.1%	Money Market Fund	1.9%
Communications	14.6%	Consumer, Cyclical	1.7%
Consumer, Non-Cyclical	14.2%	Financial	1.4%
Utilities	10.9%	Exchange Traded Fund	1.4%
Technology	8.3%	Total	100.0%
Industrial	4.8%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the most recent fiscal year, the backdrop for the financial markets was highlighted by currency devaluations, waning oil prices, and uncertainty regarding the timing of the Federal Reserve (Fed) interest rate hike. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a relatively strong fiscal year with a return of 9.2 percent. The most recent performance outpaced other broader equity indexes, such as the S&P 500 Index, which returned 5.2 percent.

The most damaging quarter for the Fund was the fourth quarter of the most recent fiscal year. The Sub-Adviser attributes this difficult quarter to certain macroeconomic factors, such as the devaluation of China’s currency; market uncertainty with the Fed raising interest rates; and a decreasing U.S. energy sector. The Sub-Adviser also believes that low oil prices throughout the year and the possibility of a Greek exit from the Euro may have detracted from potential growth. One holding that detracted from performance during this period was LinkedIn Corp. (LNKD) (Holding Percentage*: 5.51 percent), an online professional network. From the beginning of the fiscal year through August 31, 2015 LinkedIn Corp. declined 21.1 percent. The Sub-Adviser believed that this decline was not reflective of the fundamentals of the company. The Fund was rewarded for its conviction as LinkedIn Corp. increased 33.4 percent to close out the remainder of the fiscal year.

A strong performer in the Fund was Starbucks Corp. (SBUX) (Holding Percentage*: 6.64 percent), which is a premier roaster, marketer, and retailer of specialty coffee in the world. The Sub-Adviser believes strong performance has come from the company’s implementation of their “Mobile Order & Pay” application, continued expansion of stores in China, and the successful release of multiple new products. Over the fiscal year Starbucks Corp climbed 67.9 percent. A weak performer in the Fund was Illumina, Inc. (ILMN) (Holding Percentage*: 2.18 percent), which declined by 25.6 percent over the fiscal year. The company develops, manufactures, and sells systems for the analysis of genetic variation and biological function. The Sub-Adviser credits underperformance of the holding to sales levels that have decreased from the previous year.

Another positive contributor to the Fund was Amazon.com, Inc. (AMZN) (Holding Percentage*: 3.68 percent), an online retailer that offers a wide range of products, personalized shopping services, and direct shipping to customers. Over the fiscal year, Amazon.com, Inc. increased 104.9 percent, which the Sub-Adviser believes is primarily due to an increase in Amazon Prime members, the successful release of “Amazon Web Services”, and a strong earnings report during the fiscal year. A large detractor from the Fund was FireEye Inc. (FEYE) (Holding Percentage*: 0.87 percent), a provider of malware protection systems and network threat prevention solutions. FireEye Inc. declined 23.1 percent. The Sub-Adviser believes that FireEye Inc. is a next-generation Internet security company with disruptive technologies that may enable it to advance relative to its competition within the fast growing cyber security space. The Sub-Adviser also believes that the continual and dramatic increase in the frequency, scale and publicity of recent cyber attacks will likely lead to an increase in growth rate and that the recent decrease in performance has been due to the cost of the company’s premier product against competitors’ pricing models.

During the most recent fiscal year, two strong holdings within the Fund were Palo Alto Networks, Inc. (PANW) (Holding Percentage*: 2.25 percent), a provider of network security solutions to customers worldwide, and Facebook, Inc. (FB) (Holding percentage*: 7.68 percent), which operates a social networking website. Palo Alto Networks, Inc. increased 52.3 percent during the fiscal year. The Sub-Adviser attributes Palo Alto Networks, Inc. strong performance to the company’s product quality and ease of use for new clients, which is offered at a competitive price. The Sub-Adviser is also optimistic for the growth of Facebook, Inc. which gained 36.0 percent during the fiscal year. The Sub-Adviser believes that continued growth in user participation allows the company to increase profits through advertisements. They also see long term potential strength in the company as it continues to acquire and develop other businesses.

The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few expectations, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser believes that the companies in the Fund have a low risk of poor fundamental performance in an economic downturn, and a low risk of underperforming the market over the course of a business cycle.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next quarter or year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser uses a fundamentals-driven, bottom up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that all of the companies in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Advisers unique abilities to take advantage of these trends.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized Since
	One	Three	Inception
	Year	Years	(12/8/11)
Class N	13.06%	18.17%	14.92%
Class C	11.93%	17.01%	13.80%
Class A with load of 5.75%	6.19%	15.60%	12.89%
Class A without load	12.68%	17.89%	14.62%
Russell 1000 Growth Index	9.18%	17.94%	17.55%
Morningstar Large Cap Growth Category	6.55%	16.46%	15.60%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.15% for Class N, 2.15% for Class C and 1.40% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 99.5%
AEROSPACE/DEFENSE - 2.3%
TransDigm Group, Inc.	6,887	$1,514,107

APPAREL - 4.9%
NIKE, Inc.	4,818	631,303
Under Armour, Inc. - Class A * ^	26,685	2,537,210
		3,168,513
BIOTECHNOLOGY - 16.0%
Alexion Pharmaceuticals, Inc. *	8,723	1,535,248
Biogen Idec, Inc. *	4,120	1,196,901
BioMarin Pharmaceutical, Inc. *	5,080	594,563
Celgene Corp. * ^	21,483	2,636,179
Illumina, Inc. *	9,936	1,423,630
Regeneron Pharmaceuticals, Inc. *	5,524	3,079,022
		10,465,543
COMMERCIAL SERVICES - 5.6%
MasterCard, Inc. - Class A ^	27,164	2,688,964
PayPal Holdings, Inc.	26,009	936,584
		3,625,548
COMPUTERS - 2.8%
Apple, Inc.	15,402	1,840,539

DIVERSIFIED FINANCIAL SERVICES - 5.2%
Visa, Inc. - Class A ^	44,034	3,416,158

INTERNET - 30.8%
Alphabet Inc	2,747	1,952,595
Amazon.com, Inc. *	3,844	2,405,960
Baidu, Inc. - ADR * ^	5,046	945,974
Facebook, Inc. - Class A *	49,287	5,025,795
Fireeye, Inc. * ^	21,645	566,017
LinkedIn Corp. - Class A *	14,955	3,602,211
Priceline Group, Inc. *	2,424	3,525,078
Splunk, Inc. * ^	19,689	1,105,734
TripAdvisor Inc	11,964	1,002,344
		20,131,708
MACHINERY-DIVERSIFIED - 2.0%
The Middleby Corp. *	11,355	1,327,854
Security	Shares	Value
MEDIA - 2.7%
Walt Disney Co. ^	15,427	$1,754,667

RETAIL - 15.1%
Chipotle Mexican Grill, Inc. - Class A * ^	1,471	941,778
Domino’s Pizza Inc.^	5,675	605,352
Restoration Hardware Holding ^	6,149	633,900
Starbucks Corp. ^	69,444	4,345,111
TJX Cos. Inc. ^	19,991	1,463,141
Ulta Salon, Cosmetics & Frag.	10,937	1,902,601
		9,891,883
SEMICONDUCTORS - 2.9%
ARM Holdings PLC - ADR ^	40,054	1,899,761

SOFTWARE - 6.9%
Salesforce.com, Inc. *	44,398	3,450,169
Workday, Inc. - Class A * ^	13,004	1,026,926
		4,477,095
TELECOMMUNICATIONS - 2.3%
Palo Alto Networks, Inc. * ^	9,134	1,470,574

TOTAL COMMON STOCK (Cost - $49,801,272)		64,983,950

SHORT-TERM INVESTMENT - 0.7%
MONEY MARKET FUND - 0.7%
First American Obligations Fund, 0.06% +	426,007	426,007
TOTAL SHORT-TERM INVESTMENT (Cost - $426,007)

COLLATERAL FOR SECURITIES LOANED - 22.2%
Mount Vernon Prime Portfolio 0.25% + (Cost - $14,496,161)	14,496,161	14,496,161

TOTAL INVESTMENTS - 122.4% (Cost - $64,723,440)		$79,906,118
LIABILITIES LESS OTHER ASSETS - (22.4%)		(14,609,824)
NET ASSETS - 100.0%		$65,296,294

^	All or a portion of these securities are on loan. Total loaned securies had a value of $14,071,213 at October 31, 2015.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of October 31, 2015.

Portfolio Composition * - (Unaudited)
Communications	29.2%	Technology	10.3%
Collateral For Securities Loaned	18.1%	Financial	4.3%
Consumer, Non-Cyclical	17.6%	Basic Materials	3.6%
Consumer, Cyclical	16.4%	Short-Term Investments	0.5%
		Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), detracted 4.68 percent during the year ended October 31, 2015 (the “fiscal year”).

The best performing developed market countries as measured by the Index during the fiscal year were Ireland, up 17.77 percent, and Israel, up 11.19 percent. The worst performing developed market countries were Norway, down 23.90 percent, and Australia, down 20.66 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Hungary, up 12.91 percent and China, down 0.70 percent. The worst performing emerging market countries were Greece, down 55.98 percent, and Brazil, down 45.97 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year were: the United Kingdom, primarily due to underweights to the energy and materials sectors; and Canada, primarily due to underweights to the energy and materials sector. Countries contributing most to underperformance relative to the Index included: Switzerland, primarily due to overweights to the health care sector; and China and Turkey, primarily due to overweights to the financials sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the energy sector, primarily due to underweights in the United Kingdom and Canada; the materials sector, primarily due to underweights in the United Kingdom, Canada, and Australia; and the information technology sector, primarily due to overweights in Germany and France. The sectors contributing the most to underperformance relative to the Index was the utilities sector, primarily due to overweights in Italy, Spain, and Germany; and the consumer discretionary sector, primarily due to overweights in Germany.

The stocks contributing most to returns relative to the Index during the fiscal year included: Peugeot SA, (holding percentage*: 0.19 percent) a French consumer discretionary company; Novo Nordisk A/S Class B (holding percentage*: 1.53 percent), a Denmark health care company; and OSRAM Licht AG (holding percentage*: 0.22 percent), a German industrials company. During the fiscal year, Peugeot SA, Novo Nordisk A/S Class B; and OSRAM Licht AG appreciated 69.4 percent, 36.0 percent, and 95.6 percent, respectively. Stocks contributing most to underperformance relative to the Index included: Volkswagen Ag Pref (holding percentage*: 0.29 percent), a German consumer discretionary company; Roche Holding Ltd Genussch. (holding percentage*: 1.25 percent), a Swiss health care company; and Nokia Oyj (holding percentage**: 0.00 percent), a Finish information technology company. During the fiscal year, Volkswagen Ag Pref and Roche Holding Ltd Genussch. depreciated 34.5 percent and 2.5 percent, respectively. From the beginning of the fiscal year through the date it was sold in September, Nokia Oyj depreciated 22.2 percent.

The foregoing Sub-Adviser Background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2015 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(4.10)%	4.69%	2.61%	4.43%	4.74%
Class C	(5.06)%	6.50%	2.67%	3.39%	3.71%
Class A with load of 5.75%	(9.85)%	5.24%	2.23%	N/A	0.61%*
Class A without load	(4.26)%	7.33%	3.45%	N/A	1.29%*
MSCI All Country World ex US Index (net)	(4.68)%	4.69%	2.61%	4.16%	5.05%
Morningstar Foreign Large Cap Blend Category	(1.55)%	6.57%	3.79%	3.62%	4.41%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.04% for Class N, 3.04% for Class C and 2.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 96.5%
ADVERTISING - 0.6%
WPP PLC	24,372	$545,260

AEROSPACE / DEFENSE - 0.9%
Airbus Group NV	10,769	753,960
Airbus Group NV - ADR ^	2,823	48,810
		802,770
AGRICULTURE - 1.8%
British American Tobacco PLC - ADR	576	68,026
Japan Tobacco, Inc.	20,600	714,187
KT&G Corp.	502	50,137
Swedish Match AB	26,881	850,564
		1,682,914
AIRLINES - 0.1%
Japan Airlines Co., Ltd.	2,300	86,792
Turk Hava Yollari *	1	3
		86,795
APPAREL - 0.6%
Christian Dior SE	377	74,497
LVMH Moet Hennessy Louis Vuitton	2,680	501,634
		576,131
AUTO MANUFACTURERS - 1.4%
Honda Motor Co. Ltd.	3,700	122,601
Hyundai Motor Co. - GDR	2,288	108,909
Nissan Motor Co. Ltd.	17,300	179,633
Peugeot SA *	9,897	174,826
Porsche Automobil Holding SE - ADR	14,473	67,299
Renault SA	2,660	251,992
Volkswagen AG	1,083	150,776
Volvo AB	24,943	259,680
		1,315,716
AUTO PARTS & EQUIPMENT - 3.3%
Aisin Seiki Co. Ltd.	5,800	230,578
Bridgestone Corp.	4,400	161,620
Cie Generale des Etablissements Michelin - ADR	2,615	261,537
Cie Generale des Etablissements Michelin	6,951	137,665
Continental AG	2,278	549,975
GKN PLC	95,089	419,472
Magna International, Inc.	4,362	228,783
NHK Spring Co. Ltd.	17,900	182,487
NOK Corp	4,100	96,509
Sumitomo Electric Industries Ltd.	15,100	206,426
Toyota Gosei Co. Ltd.	8,400	192,865
Toyota Industries Corp.	1,900	100,010
Valeo SA	2,303	357,566
		3,125,493
BANKS - 5.2%
Agricultural Bank of China Ltd.	411,000	168,074
Bank Hapoalim BM	92,680	483,114
Bank Leumi Le-Israel BM *	54,789	208,184
Bank of China Ltd. - ADR	853,000	402,268
Bank of Communications Co. Ltd.	384,000	283,256
Bank of Yokohama Ltd.	38,000	237,556
China CITIC Bank Corp. Ltd. *	573,000	370,569
China Construction Bank Corp.	2,000	1,450
China Merchants Bank Co. Ltd.	111,000	289,830
China Minsheng Banking Corp. Ltd.	91,500	91,959
Commerzbank AG *	36,810	407,017
Deutsche Bank AG	13,648	384,058
Industrial & Commercial Bank of China Ltd. - ADR	4,057	51,321
Industrial & Commercial Bank of China Ltd.	1,096,000	695,244
Security	Shares	Value
BANKS (Continued) - 5.2%
Mediobanca SpA	13,676	$138,280
Nordea Bank AB	32,468	360,589
Sberbank of Russia - ADR	11,858	72,725
Seven Bank Ltd	39,400	179,826
Turkiye Is Bankasi	1	1
		4,825,321
BEVERAGES - 6.9%
Ambev SA - ADR	51,300	249,831
Ambev SA	193,500	962,659
Anheuser-Busch InBev NV - ADR	9,505	1,134,232
Anheuser-Busch InBev NV	10,607	1,272,524
Asahi Group Holdings Ltd.	4,900	151,397
Carlsberg A/S	7,167	590,350
Diageo PLC - ADR	2,735	314,744
Fomento Economico Mexicano SAB de CV - ADR	949	94,036
Heineken Holding NV	2,258	181,374
Heineken NV - ADR	263	11,990
Heineken NV	12,174	1,114,842
Kirin Holdings Co. Ltd.	5,300	75,190
SABMiller PLC	5,092	312,323
		6,465,492
BUILDING MATERIALS - 1.7%
Asahi Glass Co., Ltd.	102,000	584,970
Cie de Saint-Gobain	4,573	192,466
Geberit AG	742	240,028
HeidelbergCement AG	3,171	237,421
Lafarge SA	5,551	313,348
Sika AG	18	59,173
		1,627,406
CHEMICALS - 1.1%
EMS-Chemie Holding AG	367	155,675
Givaudan SA	31	55,566
K+S AG	5,344	135,630
Lonza Group AG	1,211	178,174
Mitsubishi Chemical Holdings Corp.	22,500	140,443
Novozymes A/S - ADR ^	7,260	336,719
		1,002,207
COMMERCIAL SERVICES - 1.1%
Adecco SA	1,286	95,823
Atlantia SpA	9,006	250,756
Dai Nippon Printing Co. Ltd.	18,000	186,467
Edenred	6,784	125,234
Experian PLC	7,594	129,118
Randstad Holding NV	2,342	140,424
Toppan Printing Co. Ltd.	9,000	80,841
		1,008,663
COMPUTERS - 0.6%
Fujitsu Ltd.	30,000	142,034
TDK Corp.	6,300	401,954
		543,988
COSMETICS / PERSONAL CARE - 4.5%
Beiersdorf AG	855	81,644
Kao Corp.	8,900	457,678
L’Oreal SA - ADR	2,000	72,940
L’Oreal SA	1,725	316,177
Shiseido Co. Ltd.	3,300	78,519
Svenska Cellulosa AB SCA - ADR	3,200	94,320
Svenska Cellulosa AB SCA	3,916	116,098
Unicharm Corp	9,900	211,778
Unilever NV - Dutch Cert	14,343	655,137
Unilever NV - NY Reg. Shares	13,957	627,786

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2015

Security	Shares	Value
COSMETICS / PERSONAL CARE - 4.5% (Continued)
Unilever PLC - ADR	21,693	$964,254
Unilever PLC	12,331	548,179
		4,224,510
DISTRIBUTION / WHOLESALE - 0.6%
Mitsubishi Corp.	18,100	329,615
Sumitomo Corp.	17,200	188,434
		518,049
DIVERSIFIED FINANANCIAL SERVICES - 1.4%
CITIC Securities Co. Ltd.	5,000	10,775
Deutsche Boerse AG	3,727	345,505
Haitong Securities Co. Ltd.	72,800	126,673
Hana Financial Group, Inc.	11,900	289,272
Hong Kong Exchanges and Clearing Ltd. - ADR	5,700	149,197
Hong Kong Exchanges and Clearing Ltd.	3,500	91,597
Julius Baer Group Ltd. - ADR	6,600	65,076
Partners Group Holding AG	469	170,110
Shinhan Financial Group Co. Ltd.	972	37,081
		1,285,286
ELECTRIC - 0.4%
Chubu Electric Power Co., Inc.	13,900	214,179
Fortum OYJ	5,010	75,536
Korea Electric Power Corp.	2,476	111,433
		401,148
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Brother Industries Ltd.	17,100	218,926
Legrand A	2,937	161,830
Osram Licht AG *	3,407	201,293
Schneider Electric SE	7,618	461,967
		1,044,016
ELECTRONICS - 1.2%
Hoya Corp	5,300	219,077
Keyence Corp.	200	104,295
Murata Manufacturing Co. Ltd.	2,900	413,504
Omron Corp.	5,200	172,473
Radiant Opto-Electronics Corp.	42,000	129,451
Yokogawa Electric Corp.	5,200	58,182
		1,096,982
ENGINEERING & CONSTRUCTION - 0.4%
ACS Actividades de Construccion y Servicios SA	4,807	163,976
Daelim Industrial Co. Ltd.	3,235	211,109
		375,085
FOOD - 10.2%
Ajinomoto Co., Inc.	21,000	468,531
Aryzta AG	3,395	153,241
BRF SA - ADR	8,200	125,706
BRF SA	11,900	186,383
Carrefour SA	2,360	77,319
Chocoladefabriken Lindt & Sprungli AG	39	238,591
Colruyt SA	4,359	216,777
Delhaize Group	13,593	315,629
ICA Gruppen AB	7,703	276,599
JBS SA	67,400	250,300
Jeronimo Martins SGPS SA	138,038	1,948,084
Kerry Group PLC	1,389	113,264
Koninklijke Ahold NV - ADR	3,800	77,064
Koninklijke Ahold NV	4,533	92,713
MEIJI Holdings Co. Ltd.	2,000	157,861
Nestle SA - ADR	19,350	1,474,857
Nestle SA	15,364	1,176,206
Security	Shares	Value
FOOD (Continued) - 10.2%
Nissin Foods Holdings Co. Ltd.	5,100	$236,155
Orkla ASA - ADR	17,173	145,799
Orkla ASA	97,257	829,269
Seven & I Holdings Co. Ltd. - ADR ^	3,700	83,768
Seven & I Holdings Co. Ltd.	13,900	632,453
Toyo Suisan Kaisha Ltd.	6,100	225,145
		9,501,714
GAS - 0.2%
Gas Natural SDG SA	9,028	196,349

HAND / MACHINE TOOLS - 0.5%
Sandvik AB	35,754	335,654
Schindler Holding AG	1,047	170,818
		506,472
HEALTHCARE - PRODUCTS - 0.8%
Coloplast A/S	2,282	164,557
Essilor International SA	1,861	245,603
QIAGEN NV *	4,600	111,182
Sonova Holding AG	647	88,490
Sysmex Corp. - ADR	735	21,028
Sysmex Corp.	1,400	80,155
		711,015
HEALTHCARE - SERVICES- 0.2%
Fresenius Medical Care AG & Co KGaA - ADR	4,001	179,765

HOLDING COMPANIES-DIVERSIFIED - 0.1%
Haci Omer Sabanci Holdings AS	1	2
Industrivarden AB - C shares	4,303	78,616
Swire Pacific Ltd.	30,000	64,892
		143,510
HOME FURNISHINGS - 1.5%
Arcelik AS	1	5
Electrolux AB - Series B	9,343	276,677
Hanssem Co. Ltd.	1,117	228,681
Panasonic Corp.	14,100	165,706
Sharp Corp. *	508,000	557,732
Sony Corp. *	7,100	202,156
		1,430,957
HOUSEHOLD PRODUCTS - 0.6%
Henkel AG & Co KGaA	2,766	256,691
Kimberly-Clark de Mexico SAB de CV	49,022	117,127
Societe BIC SA	978	156,695
		530,513
INSURANCE - 5.5%
Aegon NV	16,547	102,090
Aegon NV - NY Reg. Shares	19,047	117,139
Ageas	10,347	458,749
China Life Insurance Co. Ltd. - ADR	22,973	414,892
China Life Insurance Co. Ltd. - H Shares	1,000	3,606
China Pacific Insurance Group Co. Ltd.	31,400	125,087
Dai-ichi Life Insurance Co. Ltd.	29,500	511,176
Hannover Rueck SE	2,790	324,297
MS&AD Insurance Group Holdings, Inc.	10,500	310,060
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,340	268,634
New China Life Insurance Co. Ltd.	6,000	26,422
Ping An Insurance Group Co of China Ltd	4,500	25,261
Power Corp of Canada	18,700	418,005
Power Financial Corp.	8,400	206,678

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2015

Security	Shares	Value
INSURANCE - 5.5% (Continued)
Sony Financial Holdings Inc.	12,900	$231,585
Swiss Re AG	1,508	360,198
T&D Holdings, Inc.	16,400	215,866
Tokio Marine Holdings, Inc. - ADR ^	6,248	240,798
Tokio Marine Holdings, Inc.	14,800	571,216
Zurich Insurance Group AG	581	153,691
		5,085,450
INTERNET - 0.2%
United Internet AG	3,514	183,444

IRON / STEEL - 0.9%
JFE Holdings, Inc.	7,800	122,824
Severstal PAO - GDR	61,448	722,628
		845,452
LEISURE TIME - 0.4%
Carnival PLC ^	6,000	334,500

MACHINERY CONSTRUCTION & MINING - 1.6%
ABB Ltd. - ADR	1,160	21,901
ABB Ltd.	20,038	378,932
Altas Copco AB - ADR	4,100	107,789
Atlas Copco AB - A Shares	6,565	172,210
Atlas Copco AB - B Shares	5,645	137,362
Doosan Infracore Co. Ltd. *	15,880	86731
Hitachi Ltd.	30,000	173,351
Komatsu Ltd.	11,100	182,759
Mitsubishi Electric Corp.	25,000	260,801
		1,521,836
MACHINERY - DIVERSIFIED - 0.3%
Hexagon AB - B Shares	5,707	199,247
Kone OYJ	2,252	96,569
		295,816
MEDIA - 1.5%
Altice NV - Class A	11,577	201,593
Altice NV - Class B	3,859	68,904
Grupo Televisa SAB	4,080	118,891
ITV PLC	54,584	211,552
Lagardere SCA	3,000	87,759
ProSiebenSat.1 Media AG	5,944	322,926
Telenet Group Holding NV *	370	21,637
Thomson Reuters Corp.	3,500	142,896
Vivendi SA	10,120	244,772
		1,420,930
METAL FABRICATE / HARDWARE - 0.4%
Assa Abloy AB - ADR	16,500	164,505
Assa Abloy AB	7,878	157,745
SKF AB	4,804	84,970
		407,220
MINING - 0.2%
BHP Billiton Ltd.	13,906	227,397

MISCELLANEOUS MANUFACTURING - 2.3%
Doosan Corp.	2,301	222,368
FUJIFILM Holdings Corp.	17,600	703,208
Konica Minolta Holdings, Inc.	24,000	246,996
Largan Precision Co. Ltd.	12,000	928,742
		2,101,314
OFFICE / BUSINESS EQUIPMENT - 0.7%
Canon, Inc. - ADR ^	3,492	103,992
Canon, Inc.	18,700	559,348
		663,340
Security	Shares	Value
OIL & GAS - 7.2%
BP PLC - ADR	10,518	$375,493
Gazprom OAO - ADR	340,311	1,422,500
Lukoil OAO - ADR	55,796	2,025,395
Neste Oil OYJ	8,670	212,540
Novatek OAO - GDR	2,585	236,398
Rosneft OAO - GDR	80,809	322,105
Royal Dutch Shell PLC - ADR	3,139	164,672
SK Innovation Co. Ltd. *	2,918	302,433
S-Oil Corp.	3,242	193,811
Statoil ASA	27,628	447,453
Surgutneftegas OAO - ADR	24,000	162,120
Surgutneftegas OAO - ADR	22,795	125,311
Tatneft OAO - ADR	9,047	280,412
TOTAL SA - ADR	501	24,163
Tupras Turkiye Petrol Rafinerileri AS *	16,976	448,439
		6,743,245
PHARMACEUTICALS - 10.6%
Actelion Ltd.	6,086	846,837
Astellas Pharma, Inc.	30,000	436,157
AstraZeneca PLC - ADR	6,800	216,852
Bayer AG - ADR	700	93,408
Bayer AG	7,635	1,023,525
Chugai Pharmaceutical Co. Ltd.	10,100	325,658
Eaisai Co. Ltd.	4,400	275,675
GlaxoSmithKline PLC - ADR	10,305	443,733
Grifols SA - ADR	2,652	92,316
Kyowa Hakko Kirin Co. Ltd.	14,000	231,145
Medipal Holdings Corp.	9,900	173,062
Novo Nordisk A/S - ADR	8,187	435,385
Novo Nordisk A/S	26,786	1,430,095
Otsuka Holdings Co Ltd	6,200	206,681
Richter Gedeon Nyrt	34,309	575,312
Roche Holding AG-BR	848	232,554
Roche Holding AG- Genusschein	4,305	1,171,588
Shire PLC - ADR	3,316	752,898
Shire PLC	3,647	275,776
Takeda Pharmaceutical Co. Ltd.	4,800	234,784
Teva Pharmaceutical Industries Ltd. - ADR	3,200	189,408
Teva Pharmaceutical Industries Ltd.	4,238	251,978
		9,914,827
REAL ESTATE - 0.8%
China Resources Land Ltd.	84,000	218,296
Vonovia SE	14,557	487,867
		706,163
REITS - 0.6%
H&R Real Estate Investment Trust	13,900	221,800
Link REIT	29,500	176,265
RioCan Real Estate Investment Trust	9,000	174,551
		572,616
RETAIL - 4.6%
Aeon Co. Ltd.	11,800	175,122
Dixons Carphone PLC	20,323	144,056
Dollarama, Inc.	1,100	73,900
FamilyMart Co. Ltd.	3,000	122,834
Fast Retailing Co. Ltd.	800	292,711
Hennes & Mauritz AB - B Shares - ADR	9,673	75,063
Hennes & Mauritz AB - B Shares	21,765	851,616
Industria de Diseno Textil SA	27,444	1,033,184
Kering	547	101,712
Luxottica Group SpA	5,980	421,468
Swatch Group - ADR	2,400	46,752

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2015

Security	Shares	Value
RETAIL - 4.6% (Continued)
Swatch Group AG/THE - BR	564	$220,789
Swatch Group AG/THE - REG	7,952	575,835
Yamada Denki Co. Ltd.	25,200	113,554
		4,248,596
SEMICONDUCTORS - 0.8%
ARM Holdings PLC - ADR ^	3,250	154,147
Samsung Electronics Co. Ltd. - GDR	303	181,346
Samsung Electronics Co. Ltd. - GDR - Reg S	375	193,125
Taiwan Semiconductor Manufacturing Co. Ltd.	54,000	226,620
		755,238
SOFTWARE - 0.5%
Amadeus IT Holding SA - A Shares	10,559	451,574

TELECOMMUNICATIONS - 5.5%
BT Group PLC - ADR	2,688	192,649
Elisa OYJ	6,671	252,698
KDDI Corp.	8,900	215,723
MTN Group Ltd. - ADR	5,880	67,091
MTN Group Ltd.	43,624	496,718
NICE-Systems Ltd	789	48,834
Nippon Telegraph & Telephone Corp. - ADR	20827	764,976
Nippon Telegraph & Telephone Corp.	7,800	286,434
NTT DOCOMO, Inc. - ADR	10,800	212,004
NTT DOCOMO, Inc.	8800	171,669
Orange SA - ADR	21,206	372,165
Proximus	6,096	212,092
TDC A/S	1,721	9,046
Telecom Italia SpA *	299,775	420,474
Telecom Italia - RSP	227,627	257,216
Telefonaktiebolaget LM Ericsson - ADR	24,728	240,851
Telefonaktiebolaget LM Ericsson	6,555	64,215
Telenor ASA	7,556	142,617
Turk Telekomunikasyon AS	37,604	81,198
Vodafone Group PLC - ADR	19,177	632,266
		5,140,936
TEXTILES - 0.1%
Formosa Taffeta Co. Ltd.	94,000	92,605

TRANSPORTATION - 2.8%
AP Moeller - Maersk A/S	200	288,323
Canadian Pacific Railway Ltd.	900	125,780
Central Japan Railway Co.	1,800	328,889
Deutsche Post AG - ADR	7,242	215,015
Deutsche Post AG	14,034	419,155
DSV A/S	8,466	345,395
East Japan Railway Co.	3,100	295,224
Hankyu Hanshin Holdings, Inc.	41,000	267,523
Keio Corp.	18,000	146,741
Nippon Express Co. Ltd.	27,000	139,326
		2,571,371

TOTAL COMMON STOCK (Cost - $88,416,415)		90,037,397
Security	Dividend Rate		Shares	Value
PREFERRED STOCK - 1.5%
AUTO MANUFACTURERS - 0.5%
Bayerische Motoren Werke AG	2.9200	(%)	2,202	$179,033
Porsche Automobil Holding SE	2.0100		1,500	70,495
Volkswagon AG	4.8600		2,216	267,437
				516,965
COSMETICS - 0.7%
Amorepacific Corp.	0.4600		3,580	605,669

ELECTRIC - 0.2%
Cia Energetica de Sao Paulo	5.4143		20,600	86,970
RWE AG	1.0000		11,323	124,989
				211,959
SEMICONDUCTORS - 0.1%
Samsung Electronics Co. Ltd.	2.2900		77	80,390

TOTAL PREFERRED STOCK (Cost - $2,047,444)				1,414,983

SHORT-TERM INVESTMENT - 1.8%
MONEY MARKET FUND - 1.8%
Fidelity Institutional Money Market Funds - Government
Portfolio 0.01% +, ^^ (Cost - $1,708,506)			1,708,506	1,708,506

COLLATERAL FOR SECURITIES LOANED - 0.7%
Mount Vernon Prime Portfolio 0.25% + (Cost - $663,425)			663,425	663,425

TOTAL INVESTMENTS - 100.5% (Cost - $92,835,790)				$93,824,311
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%				(532,785)
NET ASSETS - 100.0%				$93,291,526

^	All or a portion of these securities are on loan. Total loaned securities had a value of $643,867 at October 31, 2015.

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2015.

^^	All or part of the security was held as collateral for forward foreign currency contracts outstanding as of October 31,

Portfolio Composition * - (Unaudited)
Japan	21.1%	Sweden	5.2%
Switzerland	9.2%	Belgium	3.9%
Germany	7.4%	Denmark	3.8%
Britain	7.3%	China	3.3%
Russia	5.7%	Other Countries	27.5%
France	5.6%	Total	100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund
Message from the Sub-Adviser (Cornerstone Real Estate Advisers LLC)

The real estate stock market, as measured by the FTSE NAREIT All REIT Index, delivered strong performance during the 12-month period ended October 31, 2015, returning 4.8 percent. It slightly outperformed major U.S. stock indexes, such as the S&P 500 Index, which gained 5.2 percent over the same time period. The majority of the gains were logged in the first fiscal quarter, which saw a 10.0 percent return. REITs dropped precipitously in the second fiscal quarter, losing 6.9 percent as investors anticipated a June interest rate hike that never materialized. This was the only fiscal quarter loss for the index, after which it slowly recovered and mostly outperformed the broader indexes, particularly during August and September when the major U.S. indexes suffered significant losses. In the Fund, self-storage and apartment REITs were among the best performers while office and hotel REITs lagged.

Exposure to self-storage REITs added value on both a relative and absolute basis in the 12-month period ended October 31, 2015. The outperformance was mainly driven by a strong overweight to the sector, though security selection had a significant effect as well. The Fund’s selections in this space returned approximately 40 percent during the fiscal quarter, while self-storage companies within the benchmark advanced by nearly 30 percent over the same time period. The Sub-Adviser continues to see strength in these securities because of what it considers to be attractive valuations and the fact that there have been fewer new storage operators entering the business as demand for more storage space has increased. This shortage of space also allows for more frequent rent increases. The Sub-Adviser focuses on smaller companies that can generate outsized growth in occupancies, shying away from self-storage behemoths, such as Public Storage, Inc. (PSA), which the Sub-Adviser believes have little room for further growth. Extra Space Storage, Inc. (EXR) (holding percentage*: 3.4 percent), a Utah based self-storage company, is one of these smaller companies mentioned above that the Sub-Adviser likes to hold. It produced a 40.7 percent return in the 12-month period ended October 31, 2015.

Exposure to office REITs had somewhat of a negative effect on the Fund, mostly due to security selection, though a moderate overweight to the sector also detracted slightly. Highwoods Properties, Inc. (HIW) (holding percentage*: 2.6 percent), a North Carolina based REIT that engages in leasing, management, development, construction, and other customer-related services for its properties and for third parties, was one of the better performing REITs in this sector. It increased by 5.4 percent in the 12-month period ended October 31, 2015, matching the benchmark index. The Sub-Adviser plans to maintain an overweight to the sector, noting a variety of factors that should favor office properties. Namely, improving earnings in the sector and strong occupancies that are still below peak, creating an environment that favors continued rent growth.

Hotel REITs were the largest negative contributor to performance in the Fund. The Sub-Adviser maintained a weighting that was nearly double that of the index, which was mostly responsible for the underperformance, though security selection had a negative effect as well. Chesapeake Lodging Trust (CHSP) (holdings percentage*: 1.6 percent) was the largest holding in this sector. The firm primarily invests in upscale hotels in major business and convention markets. Despite a 12.9 percent decline in the 12-month period ended October 31, 2015, it outperformed the majority of hotel REITs contained within the benchmark index. A moderate overweight to the sector will be maintained despite lackluster performance, as it is believed that the economy will continue to recover and a boost in consumer spending should elevate lodging REITs.

A large overweight to the apartment REIT sector led to outperformance in every fiscal quarter in the 12-month period ended October 31, 2015. Although security selection also had a positive effect, the severe overweight was largely responsible for adding value. The Fund had a 23 average percent weight toward apartment REITs versus 11.4 percent in the index. AvalonBay Communities, Inc. (AVB) (holding percentage*: 4.2 percent), a REIT that engages in the acquisition, development and management of multi-family properties throughout the United States, produced a 15.5 percent return in the 12-month period ended October 31, 2015. The Sub-Adviser anticipates keeping a large overweight to this sector, as rent growth has been strong and a strengthening economy has produced more demand from the millennial generation that would like to move out of their parent’s home but may not be able to buy a house of their own yet.

Going forward, the Sub-Adviser believes the U.S. economic recovery is still on track, despite global events that have caused uncertainty in the financial markets. Real estate fundamentals remain positive and conditions to support listed real estate, namely a low interest rate environment, improving albeit choppy employme nt growth and limited new supply, are expected to remain in place through 2015 and 2016. Although events outside of the United States can slow the recovery, the Fund remains confident that its current portfolio positioning will provide above average returns during this point in the economic recovery.

*	Holdings percentage(s) as of 10/31/2015.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	5.13%	11.83%	11.93%	6.92%	7.11%
Class C	4.08%	10.70%	10.81%	5.85%	6.04%
Class A with load of 5.75%	(1.19)%	9.36%	10.33%	N/A	3.27%*
Class A without load	4.85%	11.53%	11.63%	N/A	3.96%*
FTSE NAREIT All REITs Index	4.80%	10.89%	12.03%	7.22%	7.12%
Morningstar Real Estate Category	5.14%	10.80%	11.31%	6.79%	7.03%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.59% for Class N, 2.59% for Class C and 1.84% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 1.3%
LODGING - 1.3%
Hilton Worldwide Holdings, Inc. ^	24,630	$615,504

TOTAL COMMON STOCK (Cost - $649,368)

REITS - 97.6%
APARTMENTS - 18.0%
AvalonBay Communities, Inc.	11,512	2,012,643
Equity Residential	37,020	2,862,386
Essex Property Trust, Inc. ^	8,670	1,911,215
UDR, Inc. ^	52,150	1,797,089
		8,583,333
DIVERSIFIED - 2.4%
Digital Realty Trust, Inc.	15,490	1,145,640

HEALTHCARE - 9.0%
National Health Investors, Inc.	5,760	338,342
Physicians Realty Trust	37,810	604,204
Ventas, Inc. ^	22,180	1,191,510
Welltower, Inc.	33,120	2,148,494
		4,282,550
HOTELS - 7.5%
Ashford Hospitality Trust, Inc.	24,006	165,161
Chatham Lodging Trust	16,100	368,529
Chesapeake Lodging Trust	28,270	778,556
DiamondRock Hospitality Co.	51,840	605,491
FelCor Lodging Trust, Inc.	99,680	802,424
Host Hotels & Resorts, Inc. ^	47,820	828,721
		3,548,882
OFFICE - 14.1%
BioMed Realty Trust, Inc.	11,610	271,790
Boston Properties, Inc.	16,830	2,118,056
Highwoods Properties, Inc.	28,400	1,233,980
Kilroy Realty Corp. ^	24,993	1,645,539
Paramount Group Inc.	81,080	1,440,792
		6,710,157
OFFICE/INDUSTRIAL - 3.9%
Duke Reality Corp.	89,620	1,855,134
Security	Shares	Value
REGIONAL MALLS - 18.1%
Macerich Co.	18,590	$1,575,317
Simon Property Group, Inc.	27,101	5,459,767
Taubman Centers, Inc.	20,410	1,571,162
		8,606,246
SHOPPING CENTERS - 12.1%
Acadia Realty Trust	35,378	1,163,582
Kimco Realty Corp.	62,480	1,672,590
Regency Centers Corp.	29,070	1,975,597
Tanger Factory Outlet Centers, Inc. ^	27,850	973,358
		5,785,127
SELF STORAGE - 5.4%
Extra Space Storage, Inc. ^	20,200	1,600,648
Public Storage, Inc.	4,210	966,027
		2,566,675
INDUSTRIAL 7.1%
Prologis, Inc. ^	79,350	3,390,626

TOTAL REITS (Cost - $39,022,759)		46,474,370

SHORT-TERM INVESTMENT -1.3%
MONEY MARKET FUND - 1.3%
Fidelity Institutional Money Market
Fund - Government Portfolio, 0.01% +	622,000	622,000
TOTAL SHORT-TERM INVESTMENT
(Cost - $622,000)

COLLATERAL FOR SECURITIES LOANED - 11.1%
Mount Vernon Prime Portfolio 0.25% + (Cost - $5,283,727)	5,283,727	5,283,727

TOTAL INVESTMENTS - 111.3% (Cost - $45,577,854)		$52,995,601
LIABILITIES LESS OTHER ASSETS - (11.3)%		(5,383,756)
TOTAL NET ASSETS - 100.00%		$47,611,845

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,048,362 at October 31, 2015.

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of October 31, 2015.

Portfolio Composition * - (Unaudited)
Regional Mall	16.2%	Hotels	6.7%
Apartments	16.1%	Industrial	6.4%
Office	12.7%	Self Storage	4.8%
Shopping Centers	10.9%	Office/Industrial	3.5%
Collateral For Securities Loaned	10.0%	Diversified	2.2%
Healthcare	8.1%	Short-Term Investment	1.2%
		Common Stock - Lodging	1.2%
			100.0%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund
Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, decreased by 2.9 percent in the 12-month period ended October 31, 2015. All but one of the fiscal quarters in the period was negative, while the opposite was the case with small cap growth stocks. Comparatively, small cap growth stocks in the Russell 2000 Growth Index outperformed small value stocks by a wide margin, rising 3.5 percent over the fiscal year. On a broader level, small cap stocks, as measured by the Russell 2000 Index, vastly underperformed large cap stocks, as measured by the S&P 500 Index. During the fiscal period, the Russell 2000 Index increased by 0.3 percent, while the S&P 500 Index rose 5.2 percent. Top performing sectors in the Fund included technology and financials while the consumer disscretionary and transportation sectors lagged somewhat.

The Sub-Adviser’s strategy continued to focus on what it believes high quality firms, using nine sector specific models that include a total of 40 factors, which measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include reviewing news stories that could adversely affect a stock, high turnover in senior management and an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral so as to avoid large risks by overweighting or underweighting a particular sector. This allows the Sub-Adviser to focus solely on picking the best stocks in each sector and industry rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser somewhat unique.

Exposure to the technology sector had a decidedly positive impact on the Fund, as technology stocks held by the Sub-Adviser outperformed those within the benchmark by an astounding 13.6 percent. Tech stocks in the Fund increased 15.6 percent while those contained in the index rose only 2.0 percent. With a weighting of more than 10 percent, this sector was a very important driver of performance. Tessera Technologies, Inc. (TSRA) (Holding Percentage**: 1.3 percent), a firm that develops, licenses, and delivers semiconductor packaging and interconnect solutions, gained more than 30 percent before being sold late in the second fiscal quarter. It was decided that the stock was overvalued after its ranking fell significantly and other opportunities seemed more promising. Subsequently, the firm’s stock price did fall well below what the Fund sold it for, which bolstered confidence in the process. DST Systems, Inc. (DST) (holding percentage*: 1.3 percent), a business software and services firm that continues to be held by the Fund, increased 28.2 percent in the 12-month period ended October 31, 2015.

Stocks in the consumer discretionary sector detracted from performance but were a relatively small part of the overall Fund wit h a weighting of approximately 2.6 percent. Nautilus Group, Inc. (NLS) (holding percentage*: 0.8 percent), a consumer fitness products company, was the best performing stock in this sector with a 27.3 percent return. Meritor, Inc. (MTOR) (holding percentage**: 0.9 percent), an auto parts manufacturer, is another stock that was sold in the second fiscal quarter for a gain, albeit a much smaller one (approximately 4 percent), but later declined and is now at a 5.4 percent loss for the fiscal year.

The financials sector, which includes banking, insurance and “other financial”, enhanced performance on a relative basis. Banking and insurance stocks mainly drove performance, though “other financial”, which includes credit card companies, mortgage companies and payday lenders, outperformed as well. The Hanover Insurance Group, Inc. (THG) (holding percentage*: 1.5 percent), a property and casualty insurance company, was the third largest holding in the Fund and rose 28.7 percent over the fiscal quarter. Lending Tree, Inc. (TREE) (holding percentage*: 1.3 percent), an online marketplace that provides an array of different loan types and other credit-based offerings, was the largest contributor to performance in this sector, adding 45 basis points to the total return. The stock has achieved a 56.1 percent return since the Sub-Adviser purchased the firm’s securities in early July, after it had already had a significant run-up in price.

Holdings in the transportation sector lagged somewhat due to security selection. ArcBest Corporation (ARCB) (holding percentage*: 1.0 percent), a firm that provides freight transportation services and integrated logistics solutions worldwide, was the bottom contributor to performance in this sector, losing a combined 20.2 percent since shares were purchased in both June and September. Still, the company maintains a high ranking in the Sub-Adviser’s model, which is why the Fund added to the position in September after it had sustained significant losses.

Going forward, the Sub-Adviser plans to continue its sector and industry neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes or any other top-down methodology. The Sub-Adviser will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be useful.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2015

					Annualized Since
		Annualized	Annualized	Annualized	Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(1.59)%	12.46%	10.31%	5.97%	5.01%
Class C	(2.56)%	11.36%	9.24%	4.93%	3.98%
Class A with load of 5.75%	(7.49)%	10.00%	8.79%	N/A	4.00%*
Class A without load	(1.83)%	12.19%	10.08%	N/A	3.31%*
Russell 2000 Value Index	(2.88)%	11.65%	10.53%	6.19%	6.09%
Morningstar Small Cap Value Category	(1.99)%	12.38%	10.87%	6.53%	6.57%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.45% for Class N, 2.45% for Class C and 1.70% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an invest or’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 93.8%
AEROSPACE / DEFENSE - 0.8%
Ducommun, Inc. *	10,840	$234,578

AUTO PARTS & EQUIPMENT - 1.2%
Cooper Tire & Rubber Co.	8,170	341,424

BANKS - 16.8%
BancFirst Corp. ^	2,200	135,586
BancorpSouth, Inc. ^	12,250	305,392
Banner Corp.	7,870	386,181
CenterState Banks, Inc.	12,670	184,729
Central Pacific Financial Corp	12,519	279,925
Chemical Financial Corp	5,017	170,227
Fidelity Southern Corp.	7,912	165,756
First Citizens BancShares, Inc. - Class B	1,110	284,315
First Commonwealth Financial Corp. ^	18,890	173,599
First Interstate BancSystem, Inc.	8,468	240,152
First Midwest Bancorp, Inc.	15,830	282,091
FirstMerit Corp.	14,890	279,783
Great Southern Bancorp, Inc.	3,107	150,161
Southwest Bancorp, Inc.	12,160	205,626
Towne Bank/Portsmouth VA	8,990	192,925
Trico Bancshares	6,711	176,902
Trustmark Corp.	14,210	341,466
Umpqua Holdings Corp. ^	16,150	269,705
Wintrust Financial Corp. ^	6,653	335,910
Yadkin Financial Corp. ^	8,395	197,702
		4,758,133
BUILDING MATERIALS - 0.8%
Apogee Enterprises, Inc.	4,800	237,744

CHEMICALS - 2.3%
Kronos Worldwide, Inc.	23,300	184,070
Minerals Technologies, Inc. ^	4,240	249,906
Stepan Co. ^	4,100	217,013
		650,989
COMMERCIAL SERVICES - 4.5%
Korn/Ferry International	7,440	270,593
LendingTree, Inc. *	3,100	376,216
Navigant Consulting, Inc. *	20,400	350,880
RPX Corp. *	19,030	270,987
		1,268,676
COMPUTERS - 2.5%
DST Systems, Inc.	3,070	375,000
Insight Enterprises, Inc. *	13,390	340,106
		715,106
ELECTRIC - 4.0%
ALLETE, Inc. ^	4,750	238,497
NorthWestern Corp.	5,690	308,341
PNM Resources, Inc.	10,190	286,543
Portland General Electric Co.	8,050	298,494
		1,131,875
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Littelfuse, Inc.	3,030	302,788
Security	Shares	Value

ELECTRONICS - 4.0%
Checkpoint Systems, Inc.	10,500	$78,540
II-VI, Inc. *	14,840	268,901
OSI Systems, Inc. *	4,110	354,200
Sanmina Corp. *	12,975	268,193
Zagg, Inc. *	18,412	156,134
		1,125,968
ENGINEERING & CONSTRUCTION - 0.9%
KBR, Inc.	13,210	243,592

ENTERTAINMENT - 1.2%
Marriott Vacations Worldwide Corp.	5,420	349,048

FOOD - 2.1%
Dean Foods Co.	17,561	318,030
Ingles Markets, Inc.	5,608	280,063
		598,093
FOREST PRODUCTS & PAPER - 0.6%
PH Glatfelter Co.	9,230	179,062

GAS - 2.4%
Laclede Group, Inc.	6,010	352,006
Southwest Gas Corp.	5,220	320,821
		672,827
HEALTHCARE - PRODUCTS - 1.2%
Greatbatch, Inc. *	6,060	323,907

HOME BUILDERS - 2.0%
M/I Homes, Inc. *	10,658	244,601
Taylor Morrison Home Corp. Class A ^	17,130	315,706
		560,307
INSURANCE - 6.2%
Aspen Insurance Holdings Ltd.	6,600	320,826
CNO Financial Group, Inc. ^	17,770	341,362
Employers Holdings, Inc.	9,040	239,289
Hanover Insurance Group, Inc.	4,950	417,037
Radian Group, Inc. ^	17,130	247,871
Stewart Information Services	4,630	185,987
		1,752,372
LEISURE TIME - 0.8%
Nautilus, Inc. *	12,898	219,782

MISCELLANEOUS MANUFACTURING - 2.9%
Crane Co.	4,400	231,616
Federal Signal Corp.	19,850	298,941
ITT Corp.	7,470	295,663
		826,220
OIL & GAS - 2.3%
PDC Energy, Inc. *	5,569	336,033
Unit Corp. *	9,580	120,804
WPX Energy, Inc. ^	26,180	179,595
		636,432
OIL & GAS SERVICES - 1.4%
Gulf Island Fabrication, Inc.	11,440	115,658
Oceaneering International, Inc.	6,840	287,417
		403,075

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2015

Security	Shares	Value
PHARMACEUTICALS - 2.8%
PharMerica Corp. *	10,570	$301,985
Progenics Pharmaceuticals, Inc. * ^	39,500	289,930
Sagent Pharmaceuticals, Inc. *	11,590	194,828
		786,743
REAL ESTATE - 1.0%
Alexander & Baldwin, Inc.	7,110	268,331

REITS - 13.8%
Apollo Commercial Real Estate Finance, Inc.	15,800	262,438
Cedar Realty Trust, Inc.	45,120	315,389
Cousins Properties, Inc.	33,480	336,139
EastGroup Properties, Inc.	4,860	272,938
First Industrial Realty Trust	13,750	298,100
Franklin Street Properties Corp.	26,937	280,684
Hersha Hospitality Trust	9,553	229,368
Invesco Mortgage Capital, Inc.	17,000	204,850
LaSalle Hotel Properties	8,420	247,632
Lexington Realty Trust	37,070	327,699
Mack-Cali Realty Corp.	14,760	321,178
MFA Financial, Inc. ^	34,500	238,740
Ramco-Gershenson Properties Trust	17,530	294,504
Summit Hotel Properties, Inc.	21,499	281,207
		3,910,866
RETAIL - 4.2%
American Eagle Outfitters, Inc. ^	17,090	261,135
Big Lots, Inc. ^	5,430	250,323
Build-A-Bear Workshop, Inc. *	16,132	251,014
Sonic Corp.	9,940	283,688
Stage Stores, Inc.	13,500	131,355
		1,177,515
SAVINGS & LOANS - 2.2%
Banc of California, Inc.	10,052	131,078
Homestreet, Inc. *	12,335	258,172
Meta Financial Group, Inc.	5,650	243,402
		632,652
SEMICONDUCTORS - 2.2%
Fairchild Semiconductor International, Inc. *	19,810	330,431
Rudolph Technologies, Inc. *	21,570	275,880
		606,311
Security	Shares	Value
TELECOMMUNICATIONS - 3.6%
EarthLink Holdings Corp.	31,426	$268,692
Polycom, Inc. *	22,780	313,908
Spok Holdings, Inc.	10,330	186,250
West Corp.	10,880	259,053
		1,027,903
TRANSPORTATION - 2.0%
ArcBest Corp.	10,390	269,101
Werner Enterprises, Inc.	11,320	299,527
		568,628

TOTAL COMMON STOCK - (Cost - $25,852,874)		26,510,947

EXCHANGE TRADED FUND - 4.7%
EQUITY FUND - 4.7%
iShares Russell 2000 Value ETF ^ (Cost - $1,306,830)	14,000	1,330,980

SHORT-TERM INVESTMENT - 1.7%
MONEY MARKET FUND - 1.7%
Invesco STIT-Treasury Portfolio Institutional - 0.01% +	462,866	462,866
(Cost - $462,866)

COLLATERAL FOR SECURITIES LOANED - 14.2%
Mount Vernon Prime Portfolio 0.25% +	4,020,726	4,020,726
(Cost - $4,020,726)
TOTAL INVESTMENTS - 114.4% (Cost - $31,643,296)		$32,325,519
LIABILITIES IN EXCESS OF OTHER ASSETS - (14.4)%		(4,073,915)
NET ASSETS - 100.0%		$28,251,604

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

^	All or a portion of these securiites are on loan. Total loaned securities had a value of $3,814,322 at October 31, 2015.

*	Non Income producing security.

+	Variable rate security - interest rate is as October 31, 2015.

Portfolio Composition * - (Unaudited)
Financial	35.0%	Technology	4.1%
Collateral for Securities Loaned	12.4%	Energy	3.2%
Industrial	11.0%	Communications	3.2%
Consumer, Non-Cyclical	9.2%	Basic Materials	2.6%
Consumer, Cyclical	8.2%	Short Term Investment	1.4%
Utilities	5.6%	Total	100.0%
Equity Fund	4.1%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Bailard, Inc.)

Emerging market equities, as measured by the MSCI Emerging Markets Index, had a volatile fiscal year ended October 31, 2015 declining 14.5 percent. Despite various geopolitical concerns and a decline in commodities during the first six months of the fiscal period, emerging market equities increased 3.9 percent. In the final six months of the fiscal period emerging markets declined 17.8 percent as global growth concerned heightened. The index underperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 5.2 percent over the same time period.

The Sub-Adviser continued to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. On an absolute basis, top performing countries in the Fund included Indonesia, Pakistan, and Hungary, while Russia, India, and Korea lagged. For the fiscal year, overall country selection and stock selection slightly detracted from performance relative to the benchmark index.

The largest country allocation within the Fund was the allocation to Chinese equities. Anta Sports Products (2020 HK) (holding percentage*: 1.14 percent), a maker of footwear and sports apparel, rallied 48.4 percent during the most recent fiscal quarter. The Sub-Adviser believes that the management for Anta Sports Products has executed brilliantly by capturing significant market share from its competitors. The Sub-Adviser also believes that Anta Sports Products has benefited from a rise in consumer demand. Chinese citizens have more disposable income now than they have had historically. Another holding that benefited the Fund was NetEase.com Inc. ADR (NTES) (holding percentage*: 1.18 percent). NetEase.com Inc. has been active in online advertising, search, and e-commerce, but its real strength is in online gaming, one area where there is no evidence of slowdown in Chinese demand. The Sub-Adviser believes that it is a competitive business but NetEase.com Inc. ADR is handling the transition to mobile gaming apps well. It currently publishes the top grossing game on the China App Store and has recently released three games so far on the iOS App Store in the United States. They’ve also invested in a privately held Finnish game developer as part of their Western expansion. The Sub-Adviser is aware that gamers can be a fickle group, but innovative licensing deals with a wide range of game developers should help keep its lineup fresh and popular. This holding increased 54.7 percent through the end of the fiscal quarter. Huaneng Power International Inc. (902 HK) (holding percentage* 0.54 percent), a power plant operator, was one of the Fund’s detractors over the fiscal period. Over the fiscal year prior to being sold on October 2, 2015 Huaneng Power International Inc fell 5.2 percent. The Sub-Adviser believes this is currently a challenging country to invest in due to the difficulty in deciphering and determining the validity of the available data.

The Indian holdings within the Fund had mixed results, but the Fund’s stock selection and country weight in India detracted from Fund performance. Infosys (INFY) (holding percentage*: 3 percent), an IT consulting firm, positively contributed to Fund performance over the fiscal year increasing 11 percent. The Sub-Adviser believes that the strong performance is due to the company outperforming its competitors in India and resisting downward pricing pressure that has been seen in the industry. A holding that detracted from performance, on an absolute basis, over the fiscal year was Bajaj Auto (BJAUT IN) (holding percentage*: 0.62 percent), a diversified financial services group offering a range of services. BAJAJ Auto declined 9.7 percent over the most recent fiscal quarter.

As mentioned above, the Fund’s allocation to Korea detracted from Fund Performance. Mirae Asset Securities (037620 KS) (holding percentage**: 0.60 percent), provides wealth management, brokerage, investment banking, and retirement pension solutions in South Korea. Mirae Asset Securities announced very ambitious plans during the fiscal quarter to purchase one of the larger brokerage firms in South Korea. The Sub-Adviser believes investors were skeptical of current management and their ability to successfully complete this transaction. Due to this skepticism Mirae Asset Management was eliminated from the Fund. Prior to being sold on 09/18/2015, Mirae Asset Securities declined 28.5 percent. NCsoft Corp (037620 KS) (holding percentage*: 0.51 percent), a company that develops and markets on-line games that enable users to play over the internet and computer software, such as web editing software, also negatively impacted Fund performance. This position was initiated on August 8, 2015 and declined 14.3 percent to finish the fiscal year ended October 31, 2015

Going forward, the Sub-Adviser is optimistic for emerging market companies and believes value can be found. The Sub-Adviser believes that we have seen a shift in investor sentiment from momentum being in favor earlier in the year to now where investors are putting a greater importance on value characteristics. This could explain why we are seeing new countries coming into the fold such as Korea and Columbia. The Sub-Adviser believes that investors will need to look for value over the next year because positive earnings will be tough to come by.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(17.79)%	(4.24)%	(5.44)%	2.92%	4.59%
Class C	(18.60)%	(5.21)%	(6.39)%	1.90%	3.56%
Class A with load of 5.75%	(22.65)%	(6.31)%	(6.77)%	N/A	(2.31)%*
Class A without load	(17.94)%	(4.44)%	(5.65)%	N/A	(1.65)%*
MSCI Emerging Markets Index (net)	(14.53)%	(2.87)%	(2.80)%	5.70%	7.46%
Morningstar Diversified Emerging Markets Category	(14.44)%	(2.42)%	(2.93)%	4.71%	6.44%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.33% for Class N, 2.33% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 92.4%
AGRICULTURE - 1.5%
Astral Foods Ltd.	20,000	$251,282
KT&G Corp.	5,000	499,370
		750,652
AUTO MANUFACTURERS - 2.6%
Geely Automobile Holdings Ltd.	600,000	319,981
Kia Motors Corp.	20,000	975,823
		1,295,804
AUTO PARTS & EQUIPMENT - 0.7%
Hota Industrial Manufacturing Co. Ltd. *	100,000	330,186

BANKS - 16.9%
Bancolombia SA - ADR	15,000	519,300
BDO UniBank, Inc.	250,000	541,564
China Construction Bank Corp.	1,250,000	906,003
China Merchants Bank Co. Ltd.	100,000	261,109
Credicorp Ltd.	5,000	565,900
FirstRand Ltd.	80,000	293,192
Grupo Financiero Galicia SA - ADR ^	20,000	535,000
ICICI Bank Ltd. - ADR	80,000	689,600
Industrial & Commercial Bank of China Ltd.	600,000	380,608
Krung Thai Bank PCL -NVDR	800,000	383,673
OTP Bank PLC	85,000	1,653,533
Sberbank of Russia - ADR	120,000	735,960
Turkiye Garanti Bankasi AS	275,000	712,852
Turkiye Halk Bankasi AS	100,000	375,018
		8,553,312
CHEMICALS - 3.9%
Engro Corp Ltd.	450,000	1,300,285
Nan Ya Plastics Corp.	125,000	247,041
UPL Ltd.	60,000	421,107
		1,968,433
COAL - 0.4%
Coal India Ltd.	40,000	195,606

COMMERCIAL SERVICES - 1.5%
Zhejiang Expressway Co., Ltd.	600,000	737,657

COMPUTERS - 3.3%
Datatec Ltd.	55,000	235,215
Infosys Ltd. - ADR ^	80,000	1,452,800
		1,688,015
DISTRIBUTION / WHOLESALE - 1.4%
Hanwha Corp.	21,200	694,879

DIVERSIFIED FINANCIAL SERVICES - 4.4%
BNK Financial Group, Inc.	31,576	386,444
Capitec Bank Holdings Ltd.	10,000	432,050
CTBC Financial Holding Co., Ltd.	1,368,167	746,535
Fubon Financial Holding Co. Ltd.	200,000	321,960
Hyundai Securities Co. Ltd.	60,000	361,697
		2,248,686
ELECTRIC - 1.9%
China Resources Power Holdings Co. Ltd.	150,000	339,347
Korea Electric Power Corp.	13,700	616,572
		955,919
ELECTRONICS - 4.6%
Hon Hai Precision Industry Co., Ltd.	420,000	1,111,881
Pegatron Corp.	500,000	1,216,902
		2,328,783
Security	Shares	Value

ENGINEERING & CONSTRUCTION - 2.6%
Hyundai Engineering & Construction Co. Ltd.	25,000	$753,479
TAV Havalimanlari Holding AS	75,000	588,984
		1,342,463
FOOD - 2.0%
JBS SA	200,000	742,729
Magnit PJSC - GDR	6,000	272,271
		1,015,000
FOREST PRODUCTS & PAPER - 1.2%
Mondi Ltd.	25,000	580,973

HOME FURNISHINGS - 1.6%
Skyworth Digital Holdings Ltd.	360,000	266,445
Steinhoff International Holdings Ltd.	90,000	550,293
		816,738
INSURANCE - 2.5%
Dongbu Insurance Co. Ltd.	6,000	359,658
PICC Property & Casualty Co., Ltd.	400,000	907,687
		1,267,345
INTERNET- 2.6%
MercadoLibre, Inc. ^	3,000	295,110
NCSoft Corp.	1,500	248,627
Tencent Holdings Ltd.	40,000	754,024
		1,297,761
IRON / STEEL- 0.8%
Eregli Demir ve Celik Fabrikalari TAS	300,000	425,619

LEISURE TIME - 0.6%
Bajaj Auto Ltd.	8,000	312,801

LODGING - 0.9%
Kangwon Land, Inc.	12,500	463,158

MINING - 2.4%
MMC Norilsk Nickel OJSC - ADR	45,000	669,825
Southern Copper Corp. ^	20,000	555,200
		1,225,025
MISCELLANEOUS MANUFACTURING - 0.6%
Largan Precision Co. Ltd.	4,000	309,581

OIL & GAS - 8.4%
China Petroleum & Chemical Corp.	800,000	576,712
Gazprom OAO - ADR	180,000	752,400
Lukoil OAO - ADR	30,000	1,089,000
MOL Hungarian Oil & Gas PLC	12,000	544,372
Pakistan Petroleum Ltd.	200,000	241,224
SK Innovation Co. Ltd. *	5,000	518,220
YPF SA - ADR	25,000	534,000
		4,255,928
PACKAGING & CONTAINERS - 0.6%
Lee & Man Paper Manufacturing Ltd.	500,000	311,302

PHARMACEUTICALS - 3.5%
Dr. Reddy’s Laboratories Ltd. - ADR	10,000	647,900
Richter Gedeon Nyrt	45,000	754,585
Sino Biopharmaceutical Ltd.	299,234	371,882
		1,774,367
REAL ESTATE - 1.6%
China Overseas Land & Investment Ltd.	240,000	775,218
China Overseas Property Holdings Ltd. *	80,000	13,729
		788,947

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2015

Security	Shares	Value
RETAIL - 3.0%
ANTA Sports Products	200,000	$559,502
China Resources Beer Holdings Company Ltd. - NVDR	150,000	283,244
CP ALL PCL - NVDR	300,000	421,691
SM Investments Corp.	15,000	279,577
		1,544,014
SEMICONDUCTORS - 4.8%
Samsung Electronics Co. Ltd.	1,500	1,798,367
SK Hynix, Inc.	8,000	214,006
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	20,000	439,200
		2,451,573
SOFTWARE - 2.2%
HCL Technologies Ltd.	40,000	533,415
NetEase, Inc. - ADR	4,000	578,120
		1,111,535
TELECOMMUNICATIONS - 6.9%
China Mobile Ltd.	130,000	1,558,787
Chunghwa Telecom Co Ltd. - ADR	15,000	459,600
Globe Telecom, Inc.	8,000	388,240
Mobile TeleSystems PJSC - ADR	60,000	421,800
MTN Group Ltd.	35,000	398,522
Philippine Long Distance Telephone Co.	6,000	281,098
		3,508,047
TRANSPORTATION - 0.5%
Super Group Ltd. *	100,000	234,932

TOTAL COMMON STOCK (Cost - $47,639,280)		46,785,041
Security	Shares	Value
EXCHANGE TRADED FUNDS - 4.6%
EQUITY FUNDS - 4.6%
iShares MSCI South Africa ETF	13,100	$746,176
iShares MSCI Taiwan ETF	50,000	695,000
Market Vectors Russia ETF	52,000	868,920
TOTAL EXCHANGE TRADED FUNDS (Cost - $2,338,297)		2,310,096

SHORT-TERM INVESTMENT - 0.2%
MONEY MARKET - 0.2%
First American Government Obligations Fund 0.01% +
(Cost - $105,150)	105,150	105,150

COLLATERAL FOR SECURITIES LOANED - 3.1%
Mount Vernon Prime Portfolio 0.25% +
(Cost - $1,595,560)	1,595,560	1,595,560

TOTAL INVESTMENTS - 100.3% (Cost - $51,678,287)		$50,795,847
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(154,925)
NET ASSETS - 100.0%		$50,640,922

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,466,213 at October 31, 2015.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2015.

ADR - American Depositary Receipt.	ETF - Exchange Traded Funds

GDR - Global Depositary Receipt.	NVDR - Non-Voting Depositary Receipt
Portfolio Composition * - (Unaudited)
South Korea	15.5%	Russia	7.7%
China	11.8%	Hong Kong	7.7%
Taiwan	10.2%	South Africa	5.9%
India	8.4%	Hungary	5.8%
United States	7.9%	Other Countries	19.1%
		Total	100%

*	Based on total value of investments as of October 31, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Following a banner year for small capitalization growth stocks, fiscal year 2015 saw increased volatility and tamer returns, as small capitalization growth stocks, measured by the Russell 2000 Growth Index, gained 3.5 percent for the fiscal year ending October 31, 2015. Growth stocks in the small capitalization space lagged their larger capitalization peers, as measured by the Russell 1000 Growth Index, which rose 9.2 percent for the fiscal year as investors grew cautious of small capitalization growth stocks and opted for their larger brethren as the preferred risk option. Small capitalization growth stocks outpaced small capitalization value stocks, as measured by the Russell 2000 Value Index, which fell 2.9 percent after also experiencing a volatile year. Small capitalization growth stocks, in general, lagged the market as a whole, as measured by the Russell 3000 Index, which saw an increase of 4.5 percent for the year ending October 31, 2015.

During the fiscal year, there were no material changes to the Sub-Adviser’s investment decision making process. The Sub-Adviser continued to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. The Sub-Adviser feels global growth concerns are on the mend in developed markets but, in general, do not impact the Fund, as the holdings are generally U.S.-driven and its confidence in continued growth, albeit at a modest pace, is high.

The sectors which provided a strong benefit to the Fund during the fiscal year were information technology and healthcare. Small capitalization growth information technology stocks in the Fund were primarily helped by Globant S.A (GLOB) (holdings percentage*: 1.06 percent), which provides engineering, design, and innovation services for clients throughout North America and Europe. The Sub-Adviser initiated the position on May 1, 2015, where the holding gained 64.5 percent from initiation to the end of the fiscal year. In the healthcare sector, Synageva BioPharma Corp. (GEVA) (holdings percentage**: 0.91 percent), a clinical stage biopharmaceutical company that focuses on the discovery, development, and commercialization of therapeutic products for patients with life-threatening rare diseases and unmet medical needs. Alexion Pharmaceuticals, Inc. announced the acquisition of Synageva BioPharma Corp. for a total consideration of $7.9 billion with an anticipated close date of June 24, 2015. The Sub-Adviser exited the position on June 6, 2015, realizing a gain of 184.6 percent during the fiscal year.

Underperforming sectors within the Fund for the fiscal year were industrials and consumer discretionary. The Industrials sector was hurt by the performance of Saia Inc. (SAIA) (holdings percentage**: 0.63 percent), a provider of trucking transportation to the retail, petrochemical, and manufacturing industries within the United States. The Sub-Adviser lost conviction in the holding and exited the position on March 12, 2015, realizing a drop of 6.1 percent for the Fund. Kate Spade & Co. (KATE) (holdings percentage**: 0.51 percent), a holding from the consumer discretionary sector, detracted from Fund performance. The company designs and markets branded women’s and men’s apparel, accessories, and fragrance products. Their portfolio of brands includes most apparel and non-apparel categories. The products are available at retail locations throughout the world and on e-commerce sites.

The Sub-Adviser initiated the position on December 2, 2014 and exited the position on July 16, 2015, experiencing a 34.9 percent decline. The Sub-Adviser believes there has been an increase in small capitalization companies’ business investment and hiring, which may be supported by recent U.S. jobs reports. They see this as an advantage that could lead to rising small growth stocks performance in the future year. Furthermore, as the U.S. economy continues on its modest growth trajectory, the Sub-Adviser is optimistic that there may be a move from bonds to stocks as interest rates potentially increase. This could create an environment in which stocks show strength.

*	Holdings percentage(s) as of 10/31/2015.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2015

		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	5.36%	15.27%	11.95%	8.05%	7.89%
Class C	4.29%	14.10%	10.83%	6.98%	6.82%
Class A with load of 5.75%	(0.95)%	12.71%	10.34%	N/A	6.76%*
Class A without load	5.12%	14.97%	11.66%	N/A	7.48%*
Russell 2000 Growth Index	3.52%	16.16%	13.56%	8.67%	8.15%
Morningstar Small Cap Growth Category	1.55%	13.69%	11.74%	6.93%	6.79%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.84% for Class N, 2.84% for Class C and 2.09% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2015

Security	Shares	Value
COMMON STOCK - 95.0%
AIRLINES - 1.9%
Allegiant Travel Co.	1,474	$291,041
Virgin America, Inc. *	9,630	342,925
		633,966
APPAREL - 2.0%
G-III Apparel Group Ltd. *	5,529	304,592
Steven Madden Ltd. *^	10,029	349,511
		654,103
BANKS - 4.2%
Bank of the Ozarks ^	7,061	353,191
BankUnited, Inc.	8,592	319,451
FCV Financial Holdings, Inc.	9,282	330,068
Western Alliance Bancorp *	9,972	356,499
		1,359,209
BIOTECHNOLOGY - 0.8%
Dynavax Technologies Corp.	11,260	255,715

BUILDING MATERIALS - 0.9%
Apogee Enterprises, Inc.	6,124	303,322

COMMERICAL SERVICES - 8.1%
Booz Allen Hamilton Holding Corp.	7,736	227,903
Healthcare Services Group, Inc.	8,283	308,625
INC Research Holdings, Inc.	6,782	282,877
Korn Ferry International	4,098	149,044
LendingTree, Inc.	1,202	145,875
Nord Anglia Education, Inc. *	12,601	246,980
On Assignment, Inc. *	6,500	293,215
Sabre Corp.	13,764	403,560
TrueBlue, Inc.	5,156	149,369
Vantiv, Inc.	8,721	437,358
		2,644,806
COMPUTERS - 5.2%
EPAM Systems *	3,869	299,267
Exlservice Holdings, Inc.	8,451	374,041
Globant SA * ^	10,023	346,495
Manhattan Associates, Inc. *	5,490	399,947
Mercury Systems, Inc. *	16,834	288,872
		1,708,622
DIVERSIFIED FINANCIAL SERVICES - 2.7%
ELLIE Mae, Inc. *	4,121	300,751
Portfolio Recovery Associates, Inc. *^	4,888	267,862
WageWorks, Inc. * ^	6,636	318,661
		887,274
ELECTRONICS - 1.1%
IMAX Corp. * ^	9,296	356,873

ENGINEERING & CONSTRUCTION - 0.7%
Comfort Systems USA, Inc.	6,802	217,188

ENTERTAINMENT - 0.4%
AMC Entertainment Holdings, Inc.	5,058	138,438

ENVIRONMENTAL CONTROL - 0.8%
US Ecology, Inc.	6,753	264,785

Security	Shares	Value
FOOD - 1.4%
Blue Buffalo Pet Products, Inc. ^	7,499	$134,532
Pinnacle Foods, Inc.	7,588	334,479
		469,011
HEALTHCARE-PRODUCTS - 7.0%
AltriCure, Inc.	13,962	258,646
Edwards Lifesciences Corp.	2,315	363,802
Glaukos Corp. ^	4,879	97,775
Inogen, Inc. ^	3,150	134,631
Intersect ENT, Inc. *	13,532	259,273
K2M Group Holdings, Inc. *	14,042	256,265
Nanostring Technologies, Inc. *	10,072	146,145
Nevro Corp.	3,188	129,975
West Pharmaceutical Services	5,556	333,416
Zeltiq Aesthetics, Inc. * ^	9,030	304,672
		2,284,600
HEALTHCARE-SERVICES - 4.0%
Acadia Healthcare Co., Inc. *	4,393	269,774
Adeptus Health, Inc. ^	2,972	192,853
Amsurg Corp. ^	3,835	268,795
LCH Group, Inc.	6,591	297,023
Surgical Care Affiliates, Inc. *	9,145	270,784
		1,299,229
HOME BUILDERS - 1.6%
Installed Building Products, Inc.	11,594	256,807
LGI Homes, Inc. ^	9,243	259,081
		515,888
HOME FURNISHINGS - 0.5%
American Woodmark Corp.	2,026	147,290

INTERNET - 5.5%
Marketo, Inc. ^	10,470	308,132
Q2 Holdings, Inc.	14,401	354,985
Ringcentral, Inc. * ^	22,300	412,550
Shopify, Inc. ^	8,286	266,975
Stamps.com, Inc. *	2,077	157,042
Zendesk, Inc. *	14,922	300,230
		1,799,914
LEISURE TIME - 2.1%
Norwegian Cruise Line Holdings Ltd.	5,971	379,875
Planet Fitness, Inc. ^	18,042	294,806
		674,681
METAL FABRICATE / HARDWARE - 0.5%
Advanced Drainage Systems, Inc. ^	5,458	171,490

MISCELLANEOUS MANUFACTURING - 1.7%
Hexcel Corp.	6,374	295,243
Proto Labs, Inc. * ^	4,064	263,510
		558,753
OFFICE FURNISHINGS - 1.8%
Interface, Inc.	13,444	262,830
Knoll, Inc.	14,099	327,661
		590,491
OIL & GAS - 2.9%
Diamondback Energy, Inc. *	4,491	331,616
PDC Energy, Inc. * ^	5,375	324,327

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2015

Security	Shares	Value
OIL & GAS (CONTINUED)- 2.9%
RSP Permian, Inc. * ^	10,568	$289,775
		945,718
PHARMACEUTICALS - 4.5%
Chiasma, Inc. ^	13,804	313,903
Depomed, Inc. *	5,596	97,930
DexCom, Inc. *	3,144	261,958
Diplomat Pharmacy, Inc. * ^	10,530	295,999
PRA Health Sciences, Inc. ^	3,950	138,408
Quintiles Transnational Holdings, Inc. *	5,525	351,666
		1,459,864
REAL ESTATE - 1.0%
Marcus & Millichap, Inc. *	7,551	328,997

RETAIL - 8.9%
Buffalo Wild Wings, Inc. *	982	151,493
Burlington Stores, Inc. * ^	5,929	285,066
Carmax, Inc. * ^	5,129	302,662
Casey’s General Stores, Inc.	2,787	296,035
Chuy’s Holdings, Inc.	9,197	250,250
Five Below, Inc.	8,811	302,570
Kirkland’s, Inc.	13,637	313,515
Restoration Hardware Holding * ^	3,009	310,198
Signet Jewelers Ltd.	2,695	406,783
Texas Roadhouse, Inc.	8,307	285,346
		2,903,918
SAVINGS & LOANS - 0.4%
Sterling Bancorp.	8,052	123,920

SEMICONDUCTORS - 4.7%
Cavium, Inc. *	5,032	357,021
CEVA, Inc. ^	7,241	169,222
Inphi Corp.	9,884	294,247
MA-COM Technology Solutions Holdings, Inc. *	9,646	325,456
Monolithic Power Systems, Inc. ^	5,977	373,084
		1,519,030
SOFTWARE - 13.5%
2U, Inc. ^	1,771	37,156
Activision Blizzard, Inc.	11,307	393,031
Appfolio, Inc. ^	8,630	151,111
Benefitfocus, Inc. * ^	8,645	276,294
Security	Shares	Value
SOFTWARE (CONTINUED)- 13.5%
Broadsoft, Inc. ^	8,797	$281,240
Callidus Software, Inc.	21,835	379,274
Cvent, Inc. *	11,317	357,730
CyberArk Software ltd. ^	2,963	147,083
Evolent Health, Inc.	17,082	219,504
Hortonworks, Inc.^	13,264	258,117
MicroStrategy, Inc.	1,154	198,569
Paycom Software, Inc. ^	7,249	275,535
Proofpoint, Inc. * ^	5,540	390,238
Qlik Technologies, Inc. *	9,705	304,446
Red Hat, Inc. ^	4,464	353,147
Tyler Technolgies, Inc.	2,316	394,554
		4,417,029
TELECOMMUNICATIONS - 3.1%
Ciena Corp. ^	12,898	311,358
Gigamon, Inc.	14,983	393,004
ShoreTel, Inc.	31,216	294,679
		999,041
TRANSPORTATION - 1.1%
Old Dominion Freight Line, Inc. *	2,384	147,665
Swift Transportation Co. *	13,607	212,677
		360,342

TOTAL COMMON STOCK		30,993,507
(Cost - $28,908,229)

SHORT-TERM INVESTMENT - 5.2%
MONEY MARKET FUND - 5.2%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.01% +	1,696,721	1,696,721
TOTAL SHORT-TERM INVESTMENT (Cost - $1,696,721)

COLLATERAL FOR SECURITIES LOANED - 25.3%
Mount Vernon Prime Portfolio 0.25% + (Cost - $8,261,703)	8,261,703	8,261,703

TOTAL INVESTMENTS - 125.5% (Cost - $38,866,653)		$40,951,931
LIABILITIES IN EXCESS OF OTHER ASSETS - (25.5)%		(8,311,480)
NET ASSETS - 100.0%		$32,640,451

^	All or a portion of these securities are on loan. Total loaned securies had a value of $7,768,778 at October 31, 2015.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2015.

Portfolio Composition * - (Unaudited)
Consumer, Non-cyclical	20.5%	Communications	6.8%
Collateral For Securities Loaned	20.2%	Financial	6.6%
Technology	18.7%	Industrial	5.5%
Consumer, Cyclical	15.3%	Energy	2.3%
		Short-Term Investment	4.1%
		Total	100.0%

*	Based on total value of investments as of October 30, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2015

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Assets:
Investments in securities, at cost	$51,211,947	$310,705,575	$89,272,124	$111,715,329	$38,963,131	$33,406,021	$31,338,941	$32,014,056
Investments in securities, at value	$51,249,299	$294,529,013	$86,878,534	$109,938,339	$36,126,503	$34,165,105	$31,760,195	$30,878,002
Foreign currency, at value (Cost $82,375, $104,611 and $10,799, respectively)	—	76,525	—	—	104,448	10,775	—	—
Deposits with brokers	—	18,726,712	—	—	154,612	—	—	—
Unrealized appreciation on swap contracts	—	6,221,960	—	—	—	—	—	—
Unrealized appreciation on futures	—	—	—	—	21,700	638,421	—	—
Cash	—	25,640,000	—	—	—	—	—	—
Receivable for securities sold	281,192	11,731,711	1,131,476	308,900	—	4,408	6,454,999	109,182
Interest and dividends receivable	479,524	585,010	529,121	1,561,084	410,771	—	15,935	112,220
Receivable for fund shares sold	2,614	60,288	10,695	10,667	4,534	8,319	4,553	10,203
Receivable for open forward foreign currency contracts	—	300,429	—		119,231	—	—	—
Prepaid expenses and other assets	23,665	46,225	26,700	24,076	26,033	29,951	20,188	20,238
Total Assets	52,036,294	357,917,873	88,576,526	111,843,066	36,967,832	34,856,979	38,255,870	31,129,845

Liabilities:
Option contracts written (premiums received $8,570,828 and $18,703)	—	10,953,077	—	—	—	7,243	—	—
Payable upon return of securities loaned	802,900	—	727,440	12,722,190	—	385,200	7,957,439	1,273,140
Securities sold short (proceeds $43,689,086)	—	45,787,259	—	—	—	—	—	—
Unrealized depreciation on swaps	—	5,938,332	—	—	—	—	—	—
Unrealized depreciation on futures	—		—	—	31,625	297,837	—	—
Payable for dividends on short sales	—	113,688	—	—	—	—	—	—
Payable to broker for futures	—	—	—	—	—	308,778	—	—
Payable for securities purchased	642,833	5,758,466	2,165,644	767,359	—		6,472,056	405,354
Payable for fund shares redeemed	43,238	249,019	87,867	112,046	24,808	26,699	16,456	23,195
Payable for closed swaps	—	216,801	—	—	—	—	—	—
Payable for open forward foreign currency contracts	—	149,141	—	—	57,701	—	—	—
Distributions payable	926	85,877	1,569	18,051	—	—	—	—
Payable to adviser	21,611	161,029	44,085	50,116	19,114	18,293	13,073	16,202
Payable to sub-adviser	6,106	61,280	29,390	13,862	7,489	28,509	6,415	5,069
Payable for distribution fees	3,731	58,895	1,428	19,209	—	2,230	1,035	8,960
Payable for administration fees	7,277	14,500	8,925	6,850	6,202	1,376	1,023	1,750
Payable for fund accounting fees	—	7,500	2,250	2,500	2,725	1,303	815	725
Payable for transfer agent fees	1,688	1,600	1,425	1,450	2,765	1,671	1,976	1,125
Payable for custody fees	—	8,750	1,100	925	13,713	2,362	2,475	750
Accrued expenses and other liabilities	31,046	47,592	18,450	20,142	21,418	23,079	20,673	16,550
Total Liabilities	1,561,356	69,612,806	3,089,573	13,734,700	187,560	1,104,580	14,493,436	1,752,820

Net Assets	$50,474,938	$288,305,067	$85,486,953	$98,108,366	$36,780,272	$33,752,399	$23,762,434	$29,377,025

Net Assets:
Paid in capital	$51,769,989	$310,968,857	$88,936,075	$107,871,755	$39,746,411	$34,152,469	$24,792,561	$29,329,674
Accumulated net investment income (loss)	16,342	(1,394,664)	27,400	108,995	(70,155)	(42,659)	(126,022)	956,577
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(1,348,745)	(1,041,203)	(1,082,932)	(8,095,394)	(70,916)	(1,502,507)	(1,325,359)	558,767
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	37,352	(20,227,918)	(2,393,590)	(1,776,990)	(2,825,068)	1,145,096	421,254	(1,467,993)

Net Assets	$50,474,938	$288,305,067	$85,486,953	$98,108,366	$36,780,272	$33,752,399	$23,762,434	$29,377,025

Net Asset Value Per Share
Class N Shares:
Net Assets	$41,988,746	$163,842,577	$73,316,363	$78,654,050	$31,934,642	$28,518,286	$21,184,260	$20,209,907
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,053,702	4,506,138	7,637,391	8,822,086	3,580,377	2,907,773	870,159	2,308,655
Net asset value, offering and redemption price per share	$13.75	$36.36	$9.60	$8.92	$8.92	$9.81	$24.35	$8.75
Class A Shares:
Net Assets	$4,788,125	$74,247,039	$8,597,511	$10,223,574	$3,207,701	$3,296,301	$1,715,471	$4,210,972
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	348,622	2,083,569	896,125	1,137,520	360,528	335,970	71,750	482,474
Net asset value and redemption price per share *	$13.73	$35.63	$9.59	$8.99	$8.90	$9.81	$23.91	$8.73
Front-end sales charge factor	0.9550	0.9425	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.38	$37.80	$10.04	$9.41	$9.32	$10.41	$25.37	$9.26

Class C Shares:
Net Assets	$3,698,067	$50,215,451	$3,573,079	$9,230,742	$1,637,929	$1,937,812	$862,703	$4,956,146
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	270,922	1,674,231	372,532	1,041,892	185,344	202,239	38,072	578,963
Net asset value, offering and redemption price per share	$13.65	$29.99	$9.59	$8.86	$8.84	$9.58	$22.66	$8.56

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2015

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$60,520,942	$8,693,539	$64,723,440	$92,835,790	$45,577,854	$31,643,296	$51,678,287	$38,866,653
Investments in securities, at value	$66,027,663	$8,525,753	$79,906,118	$93,824,311	$52,995,601	$32,325,519	$50,795,847	$40,951,931
Foreign currency, at value (Cost $5, $96,998 and $1,290,983, respectively)	—	5	—	95,640	—	—	1,287,605	—
Receivable for securities sold	589,961	—	—	947,326	2,325,473	—	2,869,486	1,191,063
Interest and dividends receivable	53,362	13,534	4,322	188,502	35,654	12,006	35,938	3,177
Receivable for fund shares sold	12,096	4,000	10,964	15,615	11,924	5,377	6,763	11,673
Receivable for open forward foreign currency contracts	—	—	—	453,743	—	—	—	—
Prepaid expenses and other assets	24,328	6,272	33,900	26,015	22,770	20,725	24,129	22,608
Total Assets	66,707,410	8,549,564	79,955,304	95,551,152	55,391,422	32,363,627	55,019,768	42,180,452

Liabilities:
Payable upon return of securities loaned	9,134,370	1,285,047	14,496,161	663,425	5,283,727	4,020,726	1,595,560	8,261,703
Payable to custodian for cash overdraft	—	—	—	—	—	—	1,059,270	—
Payable for securities purchased	356,363	48,825	—	1,130,154	2,389,743	—	1,599,925	1,186,014
Payable for fund shares redeemed	71,871	32,744	72,555	85,037	41,624	24,140	42,720	16,564
Payable for open forward foreign currency contracts	—	—	—	197,615	—	—	—	—
Payable to adviser	30,643	3,887	34,406	49,206	26,406	15,365	28,151	18,160
Payable to sub-adviser	72,784	375	26,188	55,895	19,206	16,305	6,337	26,992
Payable for distribution fees	6,560	3,357	4,071	9,728	2,567	3,555	5,914	2,008
Payable for administration fees	2,916	943	2,504	4,951	2,350	4,493	1,971	1,725
Payable for fund accounting fees	2,294	—	1,174	1,995	1,125	228	1,365	850
Payable for transfer agent fees	3,630	1,216	1,375	—	1,125	1,432	2,203	1,175
Payable for custody fees	198	1,555	1,450	—	1,875	2,103	11,846	2,250
Accrued expenses and other liabilities	23,992	18,870	19,126	61,620	9,829	23,676	23,584	22,560
Total Liabilities	9,705,621	1,396,819	14,659,010	2,259,626	7,779,577	4,112,023	4,378,846	9,540,001

Net Assets	$57,001,789	$7,152,745	$65,296,294	$93,291,526	$47,611,845	$28,251,604	$50,640,922	$32,640,451

Net Assets:
Paid in capital	$37,613,782	$7,327,931	$50,864,657	$93,175,004	$36,254,074	$26,706,504	$59,558,321	$28,048,161
Accumulated net investment income (loss)	373,351	133,450	(612,912)	(322,883)	206,337	—	108,161	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	13,507,935	(140,855)	(138,130)	(778,149)	3,733,687	862,877	(8,131,742)	2,507,012
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,506,721	(167,781)	15,182,679	1,217,554	7,417,747	682,223	(893,818)	2,085,278

Net Assets	$57,001,789	$7,152,745	$65,296,294	$93,291,526	$47,611,845	$28,251,604	$50,640,922	$32,640,451

Net Asset Value Per Share
Class N Shares:
Net Assets	$44,619,736	$2,299,520	$51,311,993	$76,992,075	$33,379,102	$22,068,108	$42,831,414	$23,151,734
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,733,964	218,861	3,024,328	5,406,227	1,735,857	1,546,141	3,578,326	1,355,771
Net asset value, offering and redemption price per share	$16.32	$10.51	$16.97	$14.24	$19.23	$14.27	$11.97	$17.08

Class A Shares:
Net Assets	$6,577,004	$2,564,390	$8,761,890	$9,031,877	$10,385,513	$3,800,518	$4,593,942	$6,326,122
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	404,479	244,369	521,582	635,773	539,112	268,037	392,401	380,735
Net asset value, and redemption price per share *	$16.26	$10.49	$16.80	$14.21	$19.26	$14.18	$11.71	$16.62
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$17.25	$11.13	$17.82	$15.08	$20.44	$15.05	$12.42	$17.63
Class C Shares:
Net Assets	$5,805,049	$2,288,835	$5,222,411	$7,267,574	$3,847,230	$2,382,978	$3,215,566	$3,162,595
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	368,808	219,061	319,838	529,324	207,953	182,520	288,587	216,478
Net asset value, offering and redemption price per share	$15.74	$10.45	$16.33	$13.73	$18.50	$13.06	$11.14	$14.61

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2015

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund

Investment Income:
Interest income	$2,133,664	$1,678,249	$3,766,731	$6,635,405	$910,915	$4,110	$1,895	$960,669
Dividend income	54,515	3,109,744	1,545	16,040	—	191,159	286,355	248,722
Less: Foreign withholding taxes	—	(39,682)	—	1,136	(10,065)	(1,876)	—	—
Total Investment Income	2,188,179	4,748,311	3,768,276	6,652,581	900,850	193,393	288,250	1,209,391

Operating Expenses:
Investment advisory fees	269,264	1,905,882	500,765	690,883	284,479	161,056	139,285	188,182
Sub-advisory fees	161,558	2,199,093	333,844	460,588	213,359	186,529	118,954	130,280
Sub-advisory performance fees	(78,150)	78,457	(68,823)	(262,839)	(68,361)	47,677	(52,146)	(55,977)
Fund accounting fees	16,736	85,683	24,592	33,600	15,026	7,778	6,842	8,340
Distribution fees- Class C Shares	27,538	522,180	26,572	79,755	13,690	18,358	9,494	44,840
Distribution fees- Class A Shares	10,531	188,120	23,089	36,983	12,955	6,614	5,314	10,964
Administration fees	82,109	180,135	101,999	89,598	48,990	14,434	13,259	20,699
Registration fees	40,323	59,361	41,393	47,305	45,940	49,752	26,477	39,999
Transfer agent fees	16,585	46,935	22,931	27,337	18,865	16,639	16,890	16,478
Custodian fees	21,311	173,071	21,517	12,411	48,902	8,251	10,207	5,050
Professional fees	15,058	29,370	32,574	20,464	16,834	21,141	15,813	16,338
Chief Compliance Officer fees	5,620	41,519	12,131	16,897	7,669	1,788	3,936	4,232
Printing and postage expense	10,001	90,595	12,714	14,813	5,344	13,480	1,727	6,317
Trustees’ fees	3,588	17,688	4,909	7,291	6,904	860	1,124	1,730
Insurance expense	683	1,214	2,157	3,953	754	201	361	753
Non 12b-1 shareholder servicing fees	1,842	46,781	1,288	7,760	1,044	1,842	3,498	2,950
Dividend expenses on short sales	—	1,171,445	—	—	—	—	—	—
Interest expense	—	—	3,904	—	—	—	—	—
Security borrowing fees	—	224,794	—	—	—	—	—	—
Miscellaneous expenses	3,596	16,123	11,174	7,466	8,805	4,587	2,200	2,860
Total Operating Expenses	608,193	7,078,446	1,108,730	1,294,265	681,199	560,987	323,235	444,035
Less: Advisory/Sub-advisory fees waived	—	(238,561)	—	—	—	—	—	—
Net Operating Expenses	608,193	6,839,885	1,108,730	1,294,265	681,199	560,987	323,235	444,035

Net Investment Income (Loss)	1,579,986	(2,091,574)	2,659,546	5,358,316	219,651	(367,594)	(34,985)	765,356

Realized and Unrealized Gain (Loss) on Investments, Options Purchased, Securities Sold Short, Futures, Written Options, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	(802,542)	1,078,583	(989,927)	(4,691,852)	(2,618,338)	(722,252)	(95,801)	898,618
Futures	—	—	—	—	(139,729)	226,794	—	—
Options purchased	—	(3,751,944)	—	—	—	(349,352)	—	—
Securities sold short	—	(3,668,874)	—	—	—	—	—	—
Written options	—	12,788,109	—	—	—	61,129	—	—
Swap Contracts		(519,615)	—	—	—	—	—	—
Capital gain distributions received from other investment companies	—	—	—	—	—	—	51,809	—
Foreign currency transactions	—	(246,133)	—	—	(240,201)	(1,371)	—	—
Foreign currency exchange contracts	—	2,985,045	—	—	(45,046)	453	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(628,811)	(12,282,474)	(1,351,525)	(2,895,283)	(1,383,349)	618,461	(231,388)	(2,532,611)
Futures	—	—	—	—	23,366	213,026	—	—
Options purchased	—	60,075	—	—	—	9,069	—	—
Securities sold short	—	2,294,831	—	—	—	—	—	—
Written options	—	(3,730,459)	—	—	—	11,460	—	—
Swap contracts	—	1,621,299	—	—	—	—	—	—
Foreign currency translations	—	(3,347)	—	—	11,607	33,968	—	—
Foreign currency exchange contracts	—	(490,621)	—	—	162,507	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,431,353)	(3,865,525)	(2,341,452)	(7,587,135)	(4,229,183)	101,385	(275,380)	(1,633,993)

Net Increase (Decrease) in Net Assets Resulting From Operations	$148,633	$(5,957,099)	$318,094	$(2,228,819)	$(4,009,532)	$(266,209)	$(310,365)	$(868,637)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2015

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$1,171	$90	$214	$220	$65	$132	$74	$108
Dividend income	1,192,215	320,424	204,496	1,910,354	1,213,293	488,481	1,226,255	94,963
Less: Foreign withholding taxes	—	(2,246)	—	(275,141)	—	—	(167,201)	(1,582)
Total Investment Income	1,193,386	318,268	204,710	1,635,433	1,213,358	488,613	1,059,128	93,489

Operating Expenses:
Investment advisory fees	361,580	51,466	390,906	511,780	322,741	188,627	292,998	216,616
Sub-advisory fees	215,251	31,672	210,488	511,780	198,611	130,587	225,379	166,181
Sub-advisory performance fees	(119,668)	(22,197)	18,989	188,056	131,692	55,742	43,750	3,408
Fund accounting fees	18,233	2,702	17,183	24,115	14,438	8,638	14,040	9,749
Distribution fees- Class C Shares	56,983	24,067	46,437	69,873	40,404	23,959	33,714	33,349
Distribution fees- Class A Shares	16,114	6,850	38,631	20,840	24,781	8,768	10,839	17,149
Administration fees	34,907	5,996	34,357	78,398	28,959	22,887	34,393	20,764
Registration fees	38,388	7,820	39,751	40,885	43,145	45,311	41,753	40,833
Transfer agent fees	20,714	14,211	19,657	24,713	18,928	16,833	16,988	16,931
Custodian fees	6,581	5,207	17,087	169,687	13,382	11,253	70,128	12,366
Professional fees	21,626	15,043	16,974	19,845	17,628	17,651	17,952	16,986
Chief Compliance Officer fees	8,984	962	8,504	11,782	7,346	7,330	7,919	4,949
Printing and postage expense	7,280	—	7,934	9,187	10,181	5,001	8,201	7,626
Trustees’ fees	2,864	475	3,586	4,424	3,023	1,401	2,129	1,958
Insurance expense	835	56	1,450	349	1,516	298	559	888
Non 12b-1 shareholder servicing fees	1,842	2,848	3,477	1,426	2,366	2,144	1,842	2,102
Miscellaneous expenses	3,992	1,406	7,852	10,260	3,495	4,642	16,068	3,613
Net Operating Expenses	696,506	148,584	883,263	1,697,400	882,636	551,072	838,652	575,468

Net Investment Income (Loss)	496,880	169,684	(678,553)	(61,967)	330,722	(62,459)	220,476	(481,979)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	15,237,873	(158,995)	638,277	(528,007)	4,411,509	960,175	(4,157,749)	3,247,630
Foreign currency transactions	—	—	—	(7,399)	—	—	50,717	—
Foreign currency exchange contracts Options	—	(80)	—	13,006	—	—	(160,906)	—
Capital gain distributions received from other investment companies	—	4,768	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(15,021,215)	(580,945)	7,298,519	(2,479,123)	(2,058,419)	(1,248,260)	(4,281,457)	(1,058,568)
Foreign currency translations	—	5	—	279	—	—	(11,168)	—
Foreign currency exchange contracts	—	—	—	90,710	—	—	—	—
Net Realized and Unrealized Gain (Loss)	216,658	(735,247)	7,936,796	(2,910,534)	2,353,090	(288,085)	(8,560,563)	2,189,062

Net Increase (Decrease) in Net Assets Resulting From Operations	$713,538	$(565,563)	$7,258,243	$(2,972,501)	$2,683,812	$(350,544)	$(8,340,087)	$1,707,083

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Monthly Distribution		Floating Rate		High-Yield		International Opportunity		Dynamic Macro
	Bond Fund		Fund		Bond Fund		Bond Fund		Bond Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014
Operations:
Net investment income (loss)	$1,579,986	$1,486,703	$(2,091,574)	$512,463	$2,659,546	$1,827,661	$5,358,316	$6,650,678	$219,651	$237,796	$(367,594)	$173,976
Net realized gain (loss) from investments, foreign currency, securities sold short, futures, swap contracts and options	(802,542)	(332,208)	8,665,171	23,019,455	(989,927)	(53,987)	(4,691,852)	1,765,927	(3,043,314)	(160,302)	(784,599)	200,686
Net change in unrealized appreciation (depreciation) on investments, foreign currency, securities sold short, futures, swap contracts and options	(628,811)	749,743	(12,530,696)	(14,801,536)	(1,351,525)	(1,042,065)	(2,895,283)	(3,217,654)	(1,185,869)	(1,639,199)	885,984	(46,550)
Net Increase (Decrease) in Net Assets Resulting From Operations	148,633	1,904,238	(5,957,099)	8,730,382	318,094	731,609	(2,228,819)	5,198,951	(4,009,532)	(1,561,705)	(266,209)	328,112

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	(191,951)	(3,465,984)	(6,012,613)	—	—	—	—	—	—	—	—
Class A	—	(14,055)	(1,580,917)	(2,955,457)	—	—	—	—	—	—	—	—
Class C	—	(18,187)	(1,315,549)	(1,996,319)	—	—	—	—	—	—	—	—
Net Investment Income:
Class N	(1,444,152)	(1,407,855)	—	—	(2,306,306)	(1,506,355)	(4,206,990)	(5,200,564)	(20,234)	—	—	(123,821)
Class A	(123,639)	(97,767)	—	—	(280,234)	(260,777)	(633,882)	(916,366)	(1,136)	—	—	(27,716)
Class C	(89,766)	(103,240)	—	—	(90,378)	(68,934)	(426,203)	(515,994)	—	—	—	(19,736)
Distributions From Paid In Capital:
Class N	—	—	(1,924,706)	(913,335)	—	—	—	—	—	(224,660)	—	—
Class A	—	—	(906,907)	(449,313)	—	—	—	—	—	(10,256)	—	—
Class C	—	—	(731,788)	(309,594)	—	—	—	—	—	(1,461)	—	—
Total Distributions to Shareholders	(1,657,557)	(1,833,055)	(9,925,851)	(12,636,631)	(2,676,918)	(1,836,066)	(5,267,075)	(6,632,924)	(21,370)	(236,377)	—	(171,273)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	11,821,827	8,510,305	59,506,155	50,381,636	26,805,380	69,872,906	14,380,469	17,352,248	12,663,574	47,351,487	19,642,140	11,725,933
Class A	2,730,333	1,612,475	32,835,909	40,490,119	7,478,894	14,942,559	7,270,669	5,739,293	4,644,903	4,013,190	2,239,845	1,398,067
Class C	982,704	496,826	20,947,149	25,701,584	1,313,889	4,576,138	1,348,348	2,406,391	674,903	2,589,886	671,518	679,798
Reinvestment of distributions
Class N	1,443,731	1,598,729	5,020,988	6,726,777	2,305,799	1,506,190	4,059,205	4,604,843	20,234	224,659	—	33,572
Class A	118,869	104,336	2,064,283	2,540,692	263,845	246,728	539,405	799,676	1,098	9,815	—	26,374
Class C	87,339	119,432	1,582,690	1,884,730	89,580	68,862	362,639	429,779	—	1,461	—	18,864
Cost of shares redeemed
Class N	(13,876,442)	(47,484,087)	(49,477,110)	(59,855,935)	(16,957,527)	(7,418,283)	(36,343,091)	(52,959,839)	(19,792,147)	(3,535,358)	(2,621,968)	(7,335,922)
Class A	(1,627,587)	(4,918,860)	(35,643,072)	(31,369,421)	(12,506,881)	(1,315,978)	(18,668,200)	(4,168,167)	(4,479,173)	(378,493)	(658,270)	(1,489,076)
Class C	(958,740)	(4,670,592)	(16,937,091)	(15,656,857)	(1,119,025)	(1,202,842)	(3,431,763)	(4,799,855)	(753,425)	(647,358)	(453,699)	(1,035,059)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	722,034	(44,631,436)	19,899,901	20,843,325	7,673,954	81,276,280	(30,482,319)	(30,595,631)	(7,020,033)	49,629,289	18,819,566	4,022,551

Total Increase (Decrease) in Net Assets	(786,890)	(44,560,253)	4,016,951	16,937,076	5,315,130	80,171,823	(37,978,213)	(32,029,604)	(11,050,935)	47,831,207	18,553,357	4,179,390

Net Assets:
Beginning of Year	51,261,828	95,822,081	284,288,116	267,351,040	80,171,823	—	136,086,579	168,116,183	47,831,207	—	15,199,042	11,019,652
End of Year *	$50,474,938	$51,261,828	$288,305,067	$284,288,116	$85,486,953	$80,171,823	$98,108,366	$136,086,579	$36,780,272	$47,831,207	$33,752,399	$15,199,042
* Includes undistributed net investment income (loss) at end of year	$16,342	$13,411	$(1,394,669)	$1,364,137	$27,400	$20,255	$108,995	$17,754	$(70,155)	$93,827	$(42,659)	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Alternative		Appreciation &		Large Cap		Alternative		Focused Large Cap
	Strategy Fund		Income Fund		Value Fund		Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014
Operations:
Net investment income (loss)	$(34,985)	$(204,341)	$765,356	$221,675	$496,880	$350,088	$169,684	$127,065	$(678,553)	$(444,063)
Net realized gain (loss) from investments and foreign currency transactions	(95,801)	332,590	898,618	4,607,521	15,237,873	2,770,154	(159,075)	142,850	638,277	(686,421)
Capital gain distributions received from other investment companies	51,809	—	—	—	—	—	4,768	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(231,388)	488,948	(2,532,611)	(2,610,842)	(15,021,215)	2,840,219	(580,940)	75,183	7,298,519	4,363,169
Net Increase (Decrease) in Net Assets Resulting From Operations	(310,365)	617,197	(868,637)	2,218,354	713,538	5,960,461	(565,563)	345,098	7,258,243	3,232,685

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(2,968,783)	—	—	—	(46,343)	(30,417)	—	(11,605)
Class A	—	—	(748,302)	—	—	—	(43,217)	(54,314)	—	(159,295)
Class C	—	—	(649,083)	—	—	—	(34,496)	(35,392)	—	(8,445)
Net Investment Income:
Class N	—	—	(287,785)	(229,783)	(323,640)	(429,743)	(37,971)	(40,604)	—	—
Class A	—	—	(61,328)	(51,341)	(42,004)	(48,768)	(32,002)	(50,281)	—	—
Class C	—	—	(23,109)	(18,910)	—	(9,655)	(11,994)	(23,218)	—	—
Total Distributions to Shareholders	—	—	(4,738,390)	(300,034)	(365,644)	(488,166)	(206,023)	(234,226)	—	(179,345)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	10,062,695	3,386,957	6,612,666	3,653,653	10,056,662	7,303,589	1,253,954	2,290,988	18,681,958	36,989,379
Class A	2,168,236	1,124,027	1,658,013	1,058,835	2,688,351	4,479,463	227,426	286,838	9,683,964	10,900,494
Class C	368,291	367,370	2,201,019	706,746	1,091,246	1,373,157	745,505	810,596	1,171,037	4,504,988
Reinvestment of distributions
Class N	—	—	3,247,305	229,479	323,513	429,513	81,003	69,433	—	11,605
Class A	—	—	583,948	29,715	41,709	47,655	50,605	72,503	—	157,494
Class C	—	—	669,690	18,702	—	9,650	35,683	47,034	—	8,445
Cost of shares redeemed
Class N	(4,021,907)	(4,348,672)	(4,405,250)	(2,445,331)	(8,002,850)	(7,929,190)	(1,755,032)	(490,587)	(9,982,425)	(2,624,037)
Class A	(2,375,119)	(14,753,758)	(1,625,832)	(1,287,058)	(3,835,677)	(2,303,419)	(198,374)	(72,871)	(22,089,093)	(3,409,226)
Class C	(550,889)	(478,336)	(1,088,712)	(739,874)	(950,437)	(1,339,098)	(402,771)	(208,701)	(843,277)	(899,697)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	5,651,307	(14,702,412)	7,852,847	1,224,867	1,412,517	2,071,320	37,999	2,805,233	(3,377,836)	45,639,445

Total Increase (Decrease) in Net Assets	5,340,942	(14,085,215)	2,245,820	3,143,187	1,760,411	7,543,615	(733,587)	2,916,105	3,880,407	48,692,785

Net Assets:
Beginning of Year	18,421,492	32,506,707	27,131,205	23,988,018	55,241,378	47,697,763	7,886,332	4,970,227	61,415,887	12,723,102
End of Year *	$23,762,434	$18,421,492	$29,377,025	$27,131,205	$57,001,789	$55,241,378	$7,152,745	$7,886,332	$65,296,294	$61,415,887
* Includes undistributed net investment income (loss) at end of year	$(126,022)	$(259,611)	$956,577	$259,459	$373,351	$242,115	$133,450	$89,941	$(612,912)	$(390,591)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014	Oct. 31, 2015	Oct. 31, 2014
Operations:
Net investment income (loss)	$(61,967)	$601,389	$330,722	$299,653	$(62,459)	$39,706	$220,476	$470,735	$(481,979)	$(447,061)
Net realized gain (loss) from investments and foreign currency transactions	(522,400)	6,288,227	4,411,509	2,612,926	960,175	1,843,545	(4,267,938)	252,461	3,247,630	3,012,814
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,388,134)	(5,945,140)	(2,058,419)	5,655,443	(1,248,260)	659,185	(4,292,625)	239,745	(1,058,568)	(1,082,990)

Net Increase (Decrease) in Net Assets Resulting From Operations	(2,972,501)	944,476	2,683,812	8,568,022	(350,544)	2,542,436	(8,340,087)	962,941	1,707,083	1,482,763

Distributions to Shareholders From:
Net Realized Gains:
Class N	(213,428)	—	(1,801,657)	(803,480)	(1,480,348)	(843,473)	—	—	(1,843,030)	(2,932,007)
Class A	(29,714)	—	(494,611)	(63,694)	(199,656)	(84,887)	—	—	(582,886)	(536,416)
Class C	(24,848)	—	(214,050)	(67,922)	(163,574)	(105,306)	—	—	(313,703)	(1,095,637)
Net Investment Income:
Class N	(1,143,359)	(860,471)	(214,891)	(412,071)	(55,192)	(20,015)	(471,950)	—	—	—
Class A	(136,048)	(78,868)	(48,514)	(20,595)	—	—	(46,968)	—	—	—
Class C	(70,549)	(47,089)	—	(9,227)	—	—	(18,608)	—	—	—
Total Distributions to Shareholders	(1,617,946)	(986,428)	(2,773,723)	(1,376,989)	(1,898,770)	(1,053,681)	(537,526)	—	(2,739,619)	(4,564,060)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	30,030,021	12,144,401	10,087,909	9,009,495	5,052,309	8,710,390	18,180,906	13,375,215	6,472,774	9,728,560
Class A	4,446,411	7,762,059	9,349,776	2,000,357	1,406,383	2,437,388	2,545,109	2,168,739	1,939,467	4,181,090
Class C	1,892,802	1,654,454	1,047,720	1,763,615	373,937	719,325	1,043,954	1,322,370	650,423	1,219,199
Reinvestment of distributions
Class N	1,356,407	860,058	1,959,665	1,187,201	1,534,285	863,221	471,942	—	1,836,187	2,930,877
Class A	146,152	75,419	537,515	83,235	197,400	83,535	46,050	—	414,220	738,749
Class C	94,504	46,594	205,692	77,149	163,312	105,306	18,512	—	312,902	536,416
Cost of shares redeemed
Class N	(8,142,350)	(5,539,023)	(15,912,244)	(12,691,307)	(6,542,402)	(3,649,194)	(4,402,409)	(3,134,012)	(5,627,001)	(6,027,134)
Class A	(2,889,429)	(4,617,949)	(3,240,007)	(1,270,176)	(801,068)	(1,180,665)	(1,122,138)	(665,010)	(2,284,547)	(3,360,870)
Class C	(833,335)	(747,149)	(1,555,919)	(896,298)	(428,369)	(485,363)	(764,943)	(474,119)	(801,682)	(826,816)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	26,101,183	11,638,864	2,480,107	(736,729)	955,787	7,603,943	16,016,983	12,593,183	2,912,743	9,120,071

Total Increase (Decrease) in Net Assets	21,510,736	11,596,912	2,390,196	6,454,304	(1,293,527)	9,092,698	7,139,370	13,556,124	1,880,207	6,038,774

Net Assets:
Beginning of Year	71,780,790	60,183,878	45,221,649	38,767,345	29,545,131	20,452,433	43,501,552	29,945,428	30,760,244	24,721,470
End of Year *	$93,291,526	$71,780,790	$47,611,845	$45,221,649	$28,251,604	$29,545,131	$50,640,922	$43,501,552	$32,640,451	$30,760,244
* Includes undistributed net investment income (loss) at end of year	$(322,883)	$874,937	$206,337	$139,020	$—	$37,382	$108,161	$535,400	$—	$—

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.14	$14.07	$14.74	$14.32	$14.99
Income from investment operations:
Net investment income*	0.42	0.38	0.37	0.36	0.52
Net realized and unrealized gain (loss)	(0.37)	0.16	(0.36)	0.77	(0.20)
Total income from investment operations	0.05	0.54	0.01	1.13	0.32
Less distributions:
Distributions from net investment income	(0.44)	(0.42)	(0.41)	(0.42)	(0.56)
Distributions from net realized gains	0.00	(0.05)	(0.27)	(0.29)	(0.43)
Total distributions	(0.44)	(0.47)	(0.68)	(0.71)	(0.99)
Net asset value, end of year	$13.75	$14.14	$14.07	$14.74	$14.32

Total return +#	0.36%	3.85%	0.09%	8.10%	2.33%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$41,989	$43,888	$81,201	$103,912	$58,810
Ratios of expenses to average net assets:	1.06%	1.37%	1.21%	1.14%	1.30%
Ratios of net investment income to average net assets:	3.00%	2.69%	2.56%	2.50%	3.62%
Portfolio turnover rate	54%	60%	173%	211%	178%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.13	$14.06	$14.73	$14.31	$14.98	$14.05	$13.98	$14.64	$14.23	$14.90
Income (loss) from investment operations:
Net investment income*	0.38	0.35	0.34	0.29	0.49	0.31	0.27	0.26	0.27	0.41
Net realized and unrealized gain (loss)	(0.37)	0.15	(0.36)	0.79	(0.20)	(0.37)	0.16	(0.35)	0.74	(0.20)
Total income (loss) from investment operations	0.01	0.50	(0.02)	1.08	0.29	(0.06)	0.43	(0.09)	1.01	0.21
Less distributions:
Distributions from net investment income	(0.41)	(0.38)	(0.38)	(0.37)	(0.53)	(0.34)	(0.31)	(0.30)	(0.31)	(0.45)
Distributions from net realized gains	0.00	(0.05)	(0.27)	(0.29)	(0.43)	0.00	(0.05)	(0.27)	(0.29)	(0.43)
Total distributions	(0.41)	(0.43)	(0.65)	(0.66)	(0.96)	(0.34)	(0.36)	(0.57)	(0.60)	(0.88)
Net asset value, end of year	$13.73	$14.13	$14.06	$14.73	$14.31	$13.65	$14.05	$13.98	$14.64	$14.23

Total return + #	0.04%	3.59%	(0.15)%	7.78%	2.15%	(0.45)%	3.08%	(0.59)%	7.30%	1.57%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,788	$3,684	$6,888	$3,598	$610	$3,698	$3,690	$7,733	$9,007	$9,250
Ratios of expenses to average net assets:	1.31%	1.62%	1.46%	1.39%	1.55%	1.81%	2.12%	1.96%	1.89%	2.05%
Ratios of net investment income to average net assets:	2.74%	2.44%	2.37%	2.25%	3.37%	2.27%	1.94%	1.80%	1.75%	2.87%
Portfolio turnover rate	54%	60%	173%	211%	178%	54%	60%	173%	211%	178%

*	The net investment income per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$38.16	$38.47	$37.22	$35.87	$36.52
Income from investment operations:
Net investment income (loss)*	(0.18)	0.17	0.36	0.14	0.01
Net realized and unrealized gain (loss)	(0.39)	1.35	2.13	2.41	0.53
Total income from investment operations	(0.57)	1.52	2.49	2.55	0.54
Less distributions:
Distributions from net investment income	0.00	0.00	(0.41)	(0.22)	0.00
Distributions from net realized gains	(0.80)	(1.59)	(0.83)	(0.32)	(1.19)
Tax return of capital	(0.45)	(0.24)	0.00	(0.66)	0.00
Total distributions	(1.23)	(1.83)	(1.24)	(1.20)	(1.19)
Net asset value, end of year	$36.36	$38.16	$38.47	$37.22	$35.87

Total return +	(1.53)%	4.01%	6.75%	7.19%	1.47%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$163,843	$156,964	$161,347	$127,346	$65,621
Ratios of expenses to average net assets:
After waivers	2.09%	2.53%	2.23%	2.75%	2.57%
Dividends/borrowings on short sales	0.47%	0.59%	0.24%	0.52%	0.30%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.17%	2.11%	2.10%	2.23%	2.27%
After fee waivers	1.62%	1.94%	1.99%	2.23%	2.27%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.56)%	0.26%	0.84%	0.39%	0.03%
After fee waivers	(0.48)%	0.43%	0.95%	0.39%	0.03%
Portfolio turnover rate	155%	229%	227%	205%	227%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$37.52	$37.95	$36.82	$35.58	$36.32	$32.01	$32.87	$32.29	$31.55	$32.59
Income from investment operations:
Net investment income (loss)*	(0.27)	0.07	0.24	0.03	(0.09)	(0.46)	(0.20)	(0.07)	(0.18)	(0.32)
Net realized and unrealized gain (loss) **	(0.39)	1.33	2.13	2.40	0.54	(0.33)	1.17	1.89	2.09	0.47
Total income (loss) from investment operations	(0.66)	1.40	2.37	2.43	0.45	(0.79)	0.97	1.82	1.91	0.15
Less distributions:
Distributions from net investment income	0.00	0.00	(0.41)	(0.21)	0.00	0.00	0.00	(0.41)	(0.19)	0.00
Distributions from net realized gains	(0.80)	(1.59)	(0.83)	(0.32)	(1.19)	(0.80)	(1.59)	(0.83)	(0.32)	(1.19)
Tax return of capital	(0.43)	(0.24)	0.00	(0.66)	0.00	(0.43)	(0.24)	0.00	(0.66)	0.00
Total distributions	(1.23)	(1.83)	(1.24)	(1.19)	(1.19)	(1.23)	(1.83)	(1.24)	(1.17)	(1.19)
Net asset value, end of year	$35.63	$37.52	$37.95	$36.82	$35.58	$29.99	$32.01	$32.87	$32.29	$31.55

Total return +	(1.80)%	3.74%	6.50%	6.92%	1.22%	(2.53)%	2.99%	5.71%	6.13%	0.43%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$74,247	$79,132	$68,427	$51,485	$32,381	$50,215	$48,193	$37,577	$30,206	$27,701
Ratios of expenses to average net assets:
After waivers	2.33%	2.78%	2.48%	3.00%	2.82%	3.09%	3.53%	3.23%	3.75%	3.57%
Dividends/borrowings on short sales	0.47%	0.59%	0.24%	0.52%	0.30%	0.47%	0.59%	0.24%	0.52%	0.30%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.42%	2.36%	2.34%	2.48%	2.52%	3.16%	3.11%	3.10%	3.23%	3.27%
After fee waivers	1.86%	2.19%	2.24%	2.48%	2.52%	2.62%	2.94%	2.99%	3.23%	3.27%
Ratios of net investment loss to average net assets:
Before fee waivers	(0.79)%	0.01%	0.52%	0.14%	(0.22)%	(1.54)%	(0.74)%	(0.32)%	(0.61)%	(0.97)%
After fee waivers	(0.71)%	0.18%	0.63%	0.14%	(0.22)%	(1.46)%	(0.57)%	(0.21)%	(0.61)%	(0.97)%
Portfolio turnover rate	155%	229%	227%	205%	277%	155%	229%	227%	205%	277%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N			Class A			Class C
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,		October 31,	October 31,		October 31,	October 31,
	2015	2014*		2015	2014*		2015	2014*

Net asset value, beginning of period	$9.87	$10.00		$9.87	$10.00		$9.86	$10.00
Income from investment operations:
Net investment income**	0.32	0.29		0.30	0.28		0.24	0.22
Net realized and unrealized loss	(0.27)	(0.15)		(0.28)	(0.16)		(0.26)	(0.16)
Total income (loss) from investment operations	0.05	0.14		0.02	0.12		(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.32)	(0.27)		(0.30)	(0.25)		(0.25)	(0.20)
Total distributions	(0.32)	(0.27)		(0.30)	(0.25)		(0.25)	(0.20)
Net asset value, end of period	$9.60	$9.87		$9.59	$9.87		$9.59	$9.86

Total return +	0.51%	1.43%		0.16%	1.20%		(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$73,316	$63,120		$8,598	$13,664		$3,573	$3,888

Ratios of expenses to average net assets: ^	1.27%	1.27%		1.52%	1.52%		2.02%	2.02%
Ratios of net investment income to average net assets: ^	3.24%	2.87%		2.99%	2.84%		2.49%	2.24%

Portfolio turnover rate	51%	50	% (1)	51%	50	% (1)	51%	50	% (1)

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.51	$9.61	$9.52	$9.08	$9.36
Income from investment operations:
Net investment income*	0.44	0.46	0.47	0.53	0.65
Net realized and unrealized gain (loss)	(0.59)	(0.10)	0.09	0.44	(0.28)
Total income (loss) from investment operations	(0.15)	0.36	0.56	0.97	0.37
Less distributions:
Distributions from net investment income	(0.44)	(0.46)	(0.47)	(0.53)	(0.65)
Total distributions	(0.44)	(0.46)	(0.47)	(0.53)	(0.65)
Net asset value, end of year	$8.92	$9.51	$9.61	$9.52	$9.08

Total return +	(1.63)%	3.77%	6.05%	10.96%	4.03%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$78,654	$102,412	$134,487	$114,810	$45,586

Ratios of expenses to average net assets: ^	1.02%	1.09%	1.11%	1.23%	1.38%
Ratios of net investment income to average net assets:	4.77%	4.72%	4.89%	5.70%	6.92%

Portfolio turnover rate	51%	62%	94%	58%	49%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.58	$9.68	$9.59	$9.15	$9.42	$9.46	$9.55	$9.47	$9.04	$9.31
Income from investment operations:
Net investment income*	0.41	0.44	0.45	0.51	0.63	0.37	0.38	0.40	0.47	0.58
Net realized and unrealized gain (loss)	(0.59)	(0.10)	0.09	0.44	(0.27)	(0.60)	(0.08)	0.08	0.43	(0.28)
Total income (loss) from investment operations	(0.18)	0.34	0.54	0.95	0.36	(0.23)	0.30	0.48	0.90	0.30
Less distributions:
Distributions from net investment income	(0.41)	(0.44)	(0.45)	(0.51)	(0.63)	(0.37)	(0.39)	(0.40)	(0.47)	(0.57)
Total distributions	(0.41)	(0.44)	(0.45)	(0.51)	(0.63)	(0.37)	(0.39)	(0.40)	(0.47)	(0.57)
Net asset value, end of year	$8.99	$9.58	$9.68	$9.59	$9.15	$8.86	$9.46	$9.55	$9.47	$9.04

Total return +	(1.88)%	3.49%	5.74%	10.70%	3.84%	(2.47)%	3.13%	5.17%	10.19%	3.28%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,224	$22,022	$19,888	$13,722	$6,457	$9,231	$11,652	$13,741	$14,457	$10,404

Ratios of expenses to average net assets:	1.27%	1.34%	1.36%	1.48%	1.63%	1.77%	1.84%	1.86%	1.98%	2.13%
Ratios of net investment income to average net assets:	4.52%	4.47%	4.64%	5.45%	6.67%	4.02%	3.97%	4.15%	4.95%	6.17%

Portfolio turnover rate	51%	62%	94%	58%	49%	51%	62%	94%	58%	49%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for each year.

	Class N				Class A				Class C
	Year Ended				Year Ended				Year Ended
	October 31,		October 31,		October 31,		October 31,		October 31,	October 31,
	2015		2014*		2015		2014*		2015	2014*

Net asset value, beginning of year	$9.64		$10.00		$9.64		$10.00		$9.62	$10.00
Loss from investment operations:
Net investment income (loss)**	0.05		0.07		0.02		0.04		(0.02)	(0.01)
Net realized and unrealized loss	(0.77)		(0.37)		(0.76)		(0.36)		(0.76)	(0.36)
Total loss from investment operations	(0.72)		(0.30)		(0.74)		(0.32)		(0.78)	(0.37)
Less distributions:
Tax return of capital	(0.00	) (a)	(0.06)		(0.00	) (a)	(0.04)		0.00	(0.01)
Total distributions	(0.00)		(0.06)		(0.00)		(0.04)		0.00	(0.01)
Net asset value, end of year	$8.92		$9.64		$8.90		$9.64		$8.84	$9.62

Total return +	(7.42)%		(2.99)%		(7.65)%		(3.22)%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$31,935		$42,440		$3,208		$3,513		$1,638	$1,879
Ratios of expenses to average net assets	1.38%		1.38%		1.63%		1.63%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets	0.52%		0.66%		0.29%		0.41%		(0.24)%	(0.09)%
Portfolio turnover rate	52%		60	% (1)	52%		60	% (1)	52%	60	% (1)

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any.

Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.65	$9.67	$9.95	$10.10	$10.17
Income from investment operations:
Net investment income (loss) *	(0.14)	0.19	0.33	0.30	0.17
Net realized and unrealized gain (loss) **	0.30	(0.02)	(0.25)	0.02	(0.15)
Total income from investment operations	0.16	0.17	0.08	0.32	0.02
Less distributions:
Distributions from net investment income	0.00	(0.19)	(0.33)	(0.35)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.09)
Tax return of capital	0.00	0.00	(0.03)	(0.12)	0.00
Total distributions	0.00	(0.19)	(0.36)	(0.47)	(0.09)
Net asset value, end of year	$9.81	$9.65	$9.67	$9.95	$10.10

Total return + #	1.66%	1.80%	0.80%	3.29%	0.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$28,518	$11,758	$7,185	$9,002	$8,798

Ratios of expenses to average net assets:	2.15%	1.90%	1.67%	2.28%	1.98%
Ratios of net investment income (loss) to average net assets:	(1.37)%	1.96%	3.35%	2.94%	1.71%
Portfolio turnover rate	70%	238%	292%	418%	704%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.68	$9.70	$9.98	$10.06	$10.16	$9.52	$9.56	$9.86	$9.96	$10.13
Income (loss) from investment operations:
Net investment income (loss) *	(0.14)	0.18	0.31	0.26	0.02	(0.26)	0.11	0.23	0.17	0.07
Net realized and unrealized gain (loss) **	0.27	(0.04)	(0.25)	0.03	(0.03)	0.32	(0.04)	(0.26)	0.05	(0.15)
Total income (loss) from investment operations	0.13	0.14	0.06	0.29	(0.01)	0.06	0.07	(0.03)	0.22	(0.08)
Less distributions:
Distributions from net investment income	0.00	(0.16)	(0.31)	(0.25)	0.00	0.00	(0.11)	(0.24)	(0.20)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.09)	0.00	0.00	0.00	0.00	(0.09)
Tax return of capital	0.00	0.00	(0.03)	(0.12)	0.00	0.00	0.00	(0.03)	(0.12)	0.00
Total distributions	0.00	(0.16)	(0.34)	(0.37)	(0.09)	0.00	(0.11)	(0.27)	(0.32)	(0.09)
Net asset value, end of year	$9.81	$9.68	$9.70	$9.98	$10.06	$9.58	$9.52	$9.56	$9.86	$9.96

Total return + #	1.34%	1.52%	0.55%	3.00%	(0.10)%	0.63%	0.78%	(0.29)%	2.27%	(0.79)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,296	$1,729	$1,782	$2,230	$1,788	$1,938	$1,712	$2,053	$1,786	$1,067

Ratios of expenses to average net assets:	2.40%	2.15%	1.92%	2.53%	2.23%	3.15%	2.90%	2.67%	3.28%	2.98%
Ratios of net investment income (loss) to average net assets:	(1.63)%	1.92%	3.13%	2.69%	1.46%	(2.35)%	1.19%	2.38%	1.94%	0.71%
Portfolio turnover rate	70%	238%	292%	418%	704%	70%	238%	292%	418%	704%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended		Period Ended
	October 31,		October 31,	Year Ended July 31,
	2015	2014	2013 *	2013	2012	2011

Net asset value, beginning of period	$24.45	$23.74	$23.85	$23.45	$26.90	$25.15
Income (loss) from investment operations:
Net investment income (loss) **	(0.03)	(0.21)	(0.07)	(0.10)	(0.29)	(0.21)
Net realized and unrealized gain (loss)	(0.07)	0.92	(0.04)	0.50	(1.66)	1.96
Total income (loss) from investment operations	(0.10)	0.71	(0.11)	0.40	(1.95)	1.75
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(1.50)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	(1.50)	0.00
Net asset value, end of period	$24.35	$24.45	$23.74	$23.85	$23.45	$26.90

Total return +, #	(0.41)%	2.99%	(0.46)%	1.71%	(7.23)%	6.96%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$21,184	$15,355	$15,873	$15,641	$10,818	$15,716
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.43%	1.84%	1.85%	2.35%	2.29%	1.94%
After fee waivers ^(1)	1.43%	1.84%	1.85%	1.67%	1.65%	1.65%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^(1,2)	(0.11)%	(0.87)%	(1.13)%	(1.11)%	(1.79)%	(1.06)%
After fee waivers ^(1,2)	(0.11)%	(0.87)%	(1.13)%	(0.43)%	(1.15)%	(0.77)%
Portfolio turnover rate	4,847%	4,686%	934%	2,340%	5,840%	1,959%

	Class A						Class C
	Year Ended		Period Ended				Year Ended		Period Ended
	October 31,		October 31,	Year Ended July 31,			October 31,		October 31,	Year Ended July 31,
	2015	2014	2013 *	2013	2012	2011	2015	2014	2013 *	2013	2012	2011

Net asset value, beginning of period	$24.07	$23.43	$23.55	$23.22	$26.73	$25.07	$22.98	$22.55	$22.71	$22.55	$26.22	$24.77
Income (loss) from investment operations:
Net investment income (loss) **	(0.06)	(0.22)	(0.07)	(0.11)	(0.35)	(0.27)	(0.19)	(0.42)	(0.12)	(0.35)	(0.53)	(0.47)
Net realized and unrealized gain (loss)	(0.10)	0.86	(0.05)	0.44	(1.66)	1.93	(0.13)	0.85	(0.04)	0.51	(1.64)	1.92
Total income (loss) from investment operations	(0.16)	0.64	(0.12)	0.33	(2.01)	1.66	(0.32)	0.43	(0.16)	0.16	(2.17)	1.45
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	(1.50)	0.00	0.00	0.00	0.00	0.00	(1.50)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00	(1.50)	0.00	0.00	0.00	0.00	0.00	(1.50)	0.00
Net asset value, end of period	$23.91	$24.07	$23.43	$23.55	$23.22	$26.73	$22.66	$22.98	$22.55	$22.71	$22.55	$26.22

Total return +, #	(0.66)%	2.73%	(0.51)%	1.42%	(7.51)%	6.62%	(1.39)%	1.91%	(0.70)%	0.71%	(8.33)%	5.85%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,715	$2,008	$15,484	$10,591	$1,016	$12,069	$863	$1,058	$1,150	$972	$212	$1,854
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.68%	2.09%	2.10%	2.36%	2.54%	2.19%	2.43%	2.84%	2.85%	3.11%	3.29%	2.94%
After fee waivers ^(1)	1.68%	2.09%	2.10%	1.98%	1.90%	1.90%	2.43%	2.84%	2.85%	2.67%	2.65%	2.65%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^(1,2)	(0.19)%	(1.25)%	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.05)%	(1.87)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%
After fee waivers ^(1,2)	(0.19)%	(1.25)%	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.05)%	(1.87)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%
Portfolio turnover rate	4,847%	4,686%	934%	2,340%	5,840%	1,959%	4,847%	4,686%	934%	2,340%	5,840%	1,959%

*	The Fund’s fiscal year end changed from July 31 to October 31 effective August 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests. Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.88	$10.09	$8.90	$8.86	$8.47
Income from investment operations:
Net investment income*	0.27	0.11	0.16	0.10	0.08
Net realized and unrealized gain (loss)	(0.51)	0.83	1.28	0.05	0.55
Total income (loss) from investment operations	(0.24)	0.94	1.44	0.15	0.63
Less distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.25)	(0.11)	(0.24)
Distributions from net realized gains	(1.72)	0.00	0.00	0.00	0.00
Total distributions	(1.89)	(0.15)	(0.25)	(0.11)	(0.24)
Net asset value, end of year	$8.75	$10.88	$10.09	$8.90	$8.86

Total return +	(2.67)%	9.37%	16.59%	1.83%	7.56%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,210	$18,576	$15,855	$23,843	$24,475

Ratios of expenses to average net assets:	1.34%	1.44%	1.39%	1.60%	1.91%
Ratios of net investment income to average net assets:	2.83%	1.07%	1.70%	1.13%	0.90%

Portfolio turnover rate	82%	129%	62%	51%	69%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.85	$10.06	$8.88	$8.83	$8.45	$10.66	$9.90	$8.74	$8.70	$8.32
Income from investment operations:
Net investment income (loss)*	0.24	0.09	0.13	0.08	0.06	0.18	0.01	0.06	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.50)	0.82	1.27	0.06	0.55	(0.50)	0.80	1.26	0.06	0.55
Total income (loss) from investment operations	(0.26)	0.91	1.40	0.14	0.61	(0.32)	0.81	1.32	0.07	0.54
Less distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.22)	(0.09)	(0.23)	(0.06)	(0.05)	(0.16)	(0.03)	(0.16)
Distributions from net realized gains	(1.72)	0.00	0.00	0.00	0.00	(1.72)	0.00	0.00	0.00	0.00
Total distributions	(1.86)	(0.12)	(0.22)	(0.09)	(0.23)	(1.78)	(0.05)	(0.16)	(0.03)	(0.16)
Net asset value, end of year	$8.73	$10.85	$10.06	$8.88	$8.83	$8.56	$10.66	$9.90	$8.74	$8.70

Total return +	(2.84)%	9.10%	16.21%	1.63%	7.33%	(3.53)%	8.21%	15.35%	0.84%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,211	$4,509	$4,368	$4,470	$2,994	$4,956	$4,046	$3,765	$3,867	$4,130

Ratios of expenses to average net assets:	1.59%	1.69%	1.64%	1.85%	2.16%	2.34%	2.44%	2.39%	2.60%	2.91%
Ratios of net investment income (loss) to average net assets:	2.56%	0.83%	1.45%	0.88%	0.65%	1.91%	0.08%	0.70%	0.13%	(0.10)%

Portfolio turnover rate	82%	129%	62%	51%	69%	82%	129%	62%	51%	69%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.21	$14.55	$11.74	$10.60	$9.96
Income from investment operations:
Net investment income *	0.17	0.13	0.16	0.12	0.06
Net realized and unrealized gain	0.06	1.70	2.78	1.07	0.64
Total income from investment operations	0.23	1.83	2.94	1.19	0.70
Less distributions:
Distributions from net investment income	(0.12)	(0.17)	(0.13)	(0.05)	(0.06)
Total distributions	(0.12)	(0.17)	(0.13)	(0.05)	(0.06)
Net asset value, end of year	$16.32	$16.21	$14.55	$11.74	$10.60

Total return +,#	1.41%	12.64%	25.30%	11.29%	7.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$44,620	$41,917	$37,688	$37,650	$34,171

Ratios of expenses to average net assets:	1.12%	1.26%	1.00%	1.17%	1.62%
Ratios of net investment income to average net assets:	1.03%	0.82%	1.25%	1.04%	0.53%

Portfolio turnover rate	101%	22%	16%	30%	30%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.16	$14.52	$11.72	$10.57	$9.95	$15.68	$14.09	$11.36	$10.31	$9.73
Income from investment operations:
Net investment income (loss)*	0.13	0.09	0.13	0.09	0.04	0.00 (a)	(0.03)	0.03	0.00 (a)	(0.05)
Net realized and unrealized gain	0.06	1.69	2.77	1.08	0.64	0.06	1.65	2.71	1.05	0.63
Total income from investment operations	0.19	1.78	2.90	1.17	0.68	0.06	1.62	2.74	1.05	0.58
Less distributions:
Distributions from net investment income	(0.09)	(0.14)	(0.10)	(0.02)	(0.06)	0.00	(0.03)	(0.01)	0.00	0.00
Total distributions	(0.09)	(0.14)	(0.10)	(0.02)	(0.06)	0.00	(0.03)	(0.01)	0.00	0.00
Net asset value, end of year	$16.26	$16.16	$14.52	$11.72	$10.57	$15.74	$15.68	$14.09	$11.36	$10.31

Total return +, #	1.15%	12.31%	24.99%	11.04%	6.78%	0.38%	11.49%	24.09%	10.18%	5.96%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,577	$7,685	$4,980	$2,969	$2,874	$5,805	$5,639	$5,029	$5,431	$6,129

Ratios of expenses to average net assets:	1.37%	1.51%	1.25%	1.42%	1.87%	2.12%	2.26%	2.00%	2.17%	2.62%
Ratios of net investment income (loss) to average net assets:	0.78%	0.57%	0.99%	0.79%	0.28%	0.03%	(0.18)%	0.25%	0.04%	(0.47)%

Portfolio turnover rate	101%	22%	16%	30%	30%	101%	22%	16%	30%	30%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended			Period Ended
	October 31,			October 31,
	2015	2014	2013	2012 *

Net asset value, beginning of period	$11.58	$11.24	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.32	0.28	0.17	(0.07)
Net realized and unrealized gain (loss)	(1.07)	0.57	1.46	(0.20)
Total income (loss) from investment operations	(0.75)	0.85	1.63	(0.27)
Less distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.12)	0.00
Distributions from net realized gains	(0.17)	(0.26)	0.00	0.00
Total distributions	(0.32)	(0.51)	(0.12)	0.00
Net asset value, end of period	$10.51	$11.58	$11.24	$9.73

Total return + #	(6.51)%	7.76%	16.84%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,300	$2,961	$1,099	$341
Ratios of expenses to average net assets ^	1.49%	1.83%	2.90%	9.47%
Ratios of net investment income (loss) to average net assets ^	2.52%	2.40%	1.66%	(6.42)%
Portfolio turnover rate	59%	120%	69%	7	% (1)

	Class A					Class C
	Year Ended			Period Ended		Year Ended			Period Ended
	October 31,			October 31,		October 31,			October 31,
	2015	2014	2013	2012 *		2015	2014	2013	2012 *

Net asset value, beginning of period	$11.57	$11.24	$9.73	$10.00		$11.53	$11.21	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.26	0.26	0.15	(0.08)		0.17	0.17	0.07	(0.11)
Net realized and unrealized gain (loss)	(1.04)	0.56	1.46	(0.19)		(1.03)	0.56	1.46	(0.17)
Total income (loss) from investment operations	(0.78)	0.82	1.61	(0.27)		(0.86)	0.73	1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.10)	0.00		(0.05)	(0.15)	(0.04)	0.00
Distributions from net realized gains	(0.17)	(0.26)	0.00	0.00		(0.17)	(0.26)	0.00	0.00
Total distributions	(0.30)	(0.49)	(0.10)	0.00		(0.22)	(0.41)	(0.04)	0.00
Net asset value, end of period	$10.49	$11.57	$11.24	$9.73		$10.45	$11.53	$11.21	$9.72

Total return +, #	(6.82)%	7.43%	16.60%	(2.70)%		(7.49)%	6.68%	15.75%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,564	$2,768	$2,405	$1,106		$2,289	$2,157	$1,466	$525
Ratios of expenses to average net assets ^	1.74%	2.08%	3.15%	9.72%		2.49%	2.83%	3.90%	10.47%
Ratios of net investment income (loss) to average net assets ^	2.29%	2.36%	1.42%	(6.67)%		1.54%	1.56%	0.67%	(7.42)%
Portfolio turnover rate	59%	120%	69%	7	% (1)	59%	120%	69%	7	% (1)

*	The Fund commenced operations on September 14, 2012.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

^	Annualized for periods less than one year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2013	2012 *

Net asset value, beginning of period	$15.01	$14.02	$10.42	$10.00
Income from investment operations:
Net investment loss**	(0.16)	(0.11)	(0.10)	(0.16)
Net realized and unrealized gain	2.12	1.29	3.70	0.58
Total income from investment operations	1.96	1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	0.00	(0.19)	0.00	0.00
Total distributions	0.00	(0.19)	0.00	0.00
Net asset value, end of period	$16.97	$15.01	$14.02	$10.42

Total return +	13.06%	8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$51,312	$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers ^	1.34%	1.16%	1.71%	2.11%
After fee waivers ^	1.34%	1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(1.00)%	(0.76)%	(0.70)%	(1.06)%
After fee waivers ^	(1.00)%	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	45%	29%	91%	27	% (1)

	Class A					Class C
	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,		October 31,	October 31,	October 31,	October 31,
	2015	2014	2013	2012 *		2015	2014	2013	2012 *

Net asset value, beginning of period	$14.91	$13.96	$10.39	$10.00		$14.59	$13.76	$10.33	$10.00
Income from investment operations:
Net investment loss**	(0.19)	(0.21)	(0.11)	(0.09)		(0.31)	(0.26)	(0.26)	(0.30)
Net realized and unrealized gain	2.08	1.35	3.68	0.48		2.05	1.28	3.69	0.63
Total income from investment operations	1.89	1.14	3.57	0.39		1.74	1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	0.00	(0.19)	0.00	0.00		0.00	(0.19)	0.00	0.00
Total distributions	0.00	(0.19)	0.00	0.00		0.00	(0.19)	0.00	0.00
Net asset value, end of period	$16.80	$14.91	$13.96	$10.39		$16.33	$14.59	$13.76	$10.33

Total return +	12.68%	8.23%	34.36%	3.90%		11.93%	7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$8,762	$19,949	$11,399	$10,344		$5,222	$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers ^	1.59%	1.41%	1.96%	2.36%		2.34%	2.16%	2.71%	3.11%
After fee waivers ^	1.59%	1.41%	1.94%	2.05%		2.34%	2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(1.20)%	(1.48)%	(0.95)%	(1.31)%		(2.00)%	(1.87)%	(1.70)%	(2.06)%
After fee waivers ^	(1.20)%	(1.48)%	(0.92)%	(1.00)%		(2.00)%	(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	45%	29%	91%	27	% (1)	45%	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period.

^	Annualized for periods less than a year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$15.21	$15.22	$12.05	$11.85	$12.79
Income (loss) from investment operations:
Net investment income (loss) *	0.00	0.15	0.07	0.14	0.15
Net realized and unrealized gain (loss)	(0.61)	0.10	3.24	0.22	(0.98)
Total income (loss) from investment operations	(0.61)	0.25	3.31	0.36	(0.83)
Less distributions:
Distributions from net investment income	(0.30)	(0.26)	(0.14)	(0.16)	(0.11)
Distributions from net realized gains	(0.06)	0.00	0.00	0.00	0.00
Total distributions	(0.36)	(0.26)	(0.14)	(0.16)	(0.11)
Net asset value, end of year	$14.24	$15.21	$15.22	$12.05	$11.85

Total return + #	(4.10)%	1.66%	27.64%	3.16%	(6.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$76,992	$57,359	$49,815	$44,947	$39,163

Ratios of expenses to average net assets:	2.04%	2.04%	2.11%	1.97%	2.28%
Ratios of net investment income to average net assets:	0.03%	0.99%	0.52%	1.24%	1.19%

Portfolio turnover rate	125%	117%	131%	142%	110%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014		2013	2012	2011

Net asset value, beginning of year	$15.16	$15.19	$12.03	$11.84	$12.79	$14.68	$14.70		$11.64	$11.44	$12.37
Income (loss) from investment operations:
Net investment income (loss)*	(0.03)	0.15	0.06	0.10	0.18	(0.14)	(0.00	) (a)	(0.06)	0.03	0.02
Net realized and unrealized gain (loss)	(0.60)	0.06	3.22	0.22	(1.04)	(0.59)	0.10		3.13	0.21	(0.95)
Total income (loss) from investment operations	(0.63)	0.21	3.28	0.32	(0.86)	(0.73)	0.10		3.07	0.24	(0.93)
Less distributions:
Distributions from net investment income	(0.26)	(0.24)	(0.12)	(0.13)	(0.09)	(0.16)	(0.12)		(0.01)	(0.04)	0.00
Distributions from net realized gains	(0.06)	0.00	0.00	0.00	0.00	(0.06)	0.00		0.00	0.00	0.00
Total distributions	(0.32)	(0.24)	(0.12)	(0.13)	(0.09)	(0.22)	(0.12)		(0.01)	(0.04)	0.00
Net asset value, end of year	$14.21	$15.16	$15.19	$12.03	$11.84	$13.73	$14.68		$14.70	$11.64	$11.44

Total return + #	(4.26)%	1.35%	27.40%	2.80%	(6.78)%	(5.06)%	0.67%		26.40%	2.10%	(7.52)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,032	$7,871	$4,741	$1,580	$1,309	$7,268	$6,551		$5,627	$5,881	$6,849

Ratios of expenses to average net assets:	2.29%	2.29%	2.36%	2.22%	2.53%	3.04%	3.04%		3.11%	2.97%	3.28%
Ratios of net investment income (loss) to average net assets:	(0.19)%	0.97%	0.41%	0.99%	0.94%	(0.94)%	(0.02)%		(0.46)%	0.24%	0.19%

Portfolio turnover rate	125%	117%	131%	142%	110%	125%	117%		131%	142%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.27	$16.53	$15.79	$13.80	$12.84
Income from investment operations:
Net investment income *	0.15	0.13	0.23	0.21	0.14
Net realized and unrealized gain	0.85	3.20	1.27	1.90	0.98
Total income from investment operations	1.00	3.33	1.50	2.11	1.12
Less distributions:
Distributions from net investment income	(0.11)	(0.20)	(0.23)	(0.12)	(0.16)
Distributions from net realized gains	(0.93)	(0.39)	(0.53)	0.00	0.00
Total distributions	(1.04)	(0.59)	(0.76)	(0.12)	(0.16)
Net asset value, end of year	$19.23	$19.27	$16.53	$15.79	$13.80

Total return +	5.13%	21.09%	9.85%	15.46%	8.82%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$33,379	$37,143	$33,545	$20,424	$12,507

Ratios of expenses to average net assets:	1.64%	1.59%	1.30%	1.46%	1.51%
Ratios of net investment income to average net assets:	0.80%	0.77%	1.40%	1.42%	1.09%

Portfolio turnover rate	110%	97%	163%	123%	59%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.33	$16.55	$15.77	$13.80	$12.85	$18.65	$16.02	$15.33	$13.40	$12.49
Income from investment operations:
Net investment income (loss) *	0.10	0.08	0.15	0.21	0.13	(0.04)	(0.04)	0.07	0.07	0.01
Net realized and unrealized gain	0.85	3.22	1.31	1.87	0.95	0.82	3.11	1.23	1.86	0.94
Total income from investment operations	0.95	3.30	1.46	2.08	1.08	0.78	3.07	1.30	1.93	0.95
Less distributions:
Distributions from net investment income	(0.09)	(0.13)	(0.15)	(0.11)	(0.13)	0.00	(0.05)	(0.08)	0.00	(0.04)
Distributions from net realized gains	(0.93)	(0.39)	(0.53)	0.00	0.00	(0.93)	(0.39)	(0.53)	0.00	0.00
Total distributions	(1.02)	(0.52)	(0.68)	(0.11)	(0.13)	(0.93)	(0.44)	(0.61)	0.00	(0.04)
Net asset value, end of year	$19.26	$19.33	$16.55	$15.77	$13.80	$18.50	$18.65	$16.02	$15.33	$13.40

Total return +	4.85%	20.73%	9.60%	15.20%	8.48%	4.08%	19.88%	8.73%	14.40%	7.65%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,386	$3,913	$2,539	$709	$6,962	$3,847	$4,166	$2,684	$2,370	$1,944

Ratios of expenses to average net assets:	1.89%	1.84%	1.55%	1.71%	1.76%	2.64%	2.59%	2.30%	2.46%	2.51%
Ratios of net investment income (loss) to average net assets:	0.53%	0.48%	1.15%	1.17%	0.81%	(0.21)%	(0.24)%	0.40%	0.42%	0.07%

Portfolio turnover rate	110%	97%	163%	123%	59%	110%	97%	163%	123%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$15.45	$14.65	$11.21	$10.44	$9.78
Income (loss) from investment operations:
Net investment income (loss) *	(0.01)	0.04	0.07	0.00 (a)	0.02
Net realized and unrealized gain (loss)	(0.18)	1.45	3.40	0.77	0.66
Total income (loss) from investment operations	(0.19)	1.49	3.47	0.77	0.68
Less distributions:
Distributions from net investment income	(0.04)	(0.02)	(0.03)	0.00	(0.02)
Distributions from net realized gains	(0.95)	(0.67)	0.00	0.00	0.00
Total distributions	(0.99)	(0.69)	(0.03)	0.00	(0.02)
Net asset value, end of year	$14.27	$15.45	$14.65	$11.21	$10.44

Total return + #	(1.59)%	10.30%	31.05%	7.38%	6.94%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,068	$23,783	$16,640	$15,764	$14,739

Ratios of expenses to average net assets:	1.79%	1.45%	1.29%	2.02%	2.10%
Ratios of net investment income (loss) to average net assets:	(0.10)%	0.27%	0.62%	0.04%	0.06%

Portfolio turnover rate	122%	106%	147%	62%	50%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$15.36	$14.59	$11.16	$10.40	$9.75	$14.32	$13.74	$10.59	$9.96	$9.40
Income from investment operations:
Net investment income (loss)*	(0.05)	(0.00)	0.01	0.00 (a)	(0.01)	(0.15)	(0.10)	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(0.18)	1.44	3.42	0.76	0.66	(0.16)	1.35	3.18	0.73	0.65
Total income (loss) from investment operations	(0.23)	1.44	3.43	0.76	0.65	(0.31)	1.25	3.15	0.63	0.56
Less distributions:
Distributions from net realized gains	(0.95)	(0.67)	0.00	0.00	0.00	(0.95)	(0.67)	0.00	0.00	0.00
Total distributions	(0.95)	(0.67)	0.00	0.00	0.00	(0.95)	(0.67)	0.00	0.00	0.00
Net asset value, end of year	$14.18	$15.36	$14.59	$11.16	$10.40	$13.06	$14.32	$13.74	$10.59	$9.96

Total return + #	(1.83)%	10.02%	30.74%	7.31%	6.67%	(2.56)%	9.22%	29.75%	6.33%	5.96%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,801	$3,268	$1,756	$567	$193	$2,383	$2,494	$2,057	$2,099	$2,574

Ratios of expenses to average net assets:	2.04%	1.70%	1.54%	2.27%	2.35%	2.79%	2.45%	2.29%	3.02%	3.10%
Ratios of net investment income (loss) to average net assets:	(0.36)%	(0.06)%	0.15%	(0.21)%	(0.22)%	(1.11)%	(0.70)%	(0.37)%	(0.96)%	(0.95)%

Portfolio turnover rate	122%	106%	147%	62%	50%	122%	106%	147%	62%	50%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.75	$14.66	$13.82	$13.43	$16.03
Income (loss) from investment operations:
Net investment income (loss)*	0.08	0.20	0.00 (a)	0.04	(0.05)
Net realized and unrealized gain (loss) **	(2.67)	(0.11)	0.84	0.35	(2.55)
Total income (loss) from investment operations	(2.59)	0.09	0.84	0.39	(2.60)
Less distributions:
Distributions from net investment income	(0.19)	0.00	0.00	0.00	0.00
Total distributions	(0.19)	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.97	$14.75	$14.66	$13.82	$13.43

Total return +, #	(17.73)%	0.61%	6.08%	2.90%	(16.22)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,831	$35,872	$24,736	$16,017	$14,616

Ratios of expenses to average net assets:	1.76%	1.29%	2.00%	1.75%	2.10%
Ratios of net investment income (loss) to average net assets:	0.59%	1.39%	0.03%	0.29%	(0.35)%

Portfolio turnover rate	137%	108%	166%	104%	98%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.44	$14.39	$13.59	$13.23	$15.83	$13.76	$13.82	$13.16	$12.90	$15.56
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.16	(0.07)	0.05	(0.12)	(0.06)	0.04	(0.14)	(0.09)	(0.20)
Net realized and unrealized gain (loss) **	(2.62)	(0.11)	0.87	0.31	(2.48)	(2.49)	(0.10)	0.80	0.35	(2.46)
Total income (loss) from investment operations	(2.57)	0.05	0.80	0.36	(2.60)	(2.55)	(0.06)	0.66	0.26	(2.66)
Less distributions:
Distributions from net investment income	(0.16)	0.00	0.00	0.00	0.00	(0.07)	0.00	0.00	0.00	0.00
Total distributions	(0.16)	0.00	0.00	0.00	0.00	(0.07)	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.71	$14.44	$14.39	$13.59	$13.23	$11.14	$13.76	$13.82	$13.16	$12.90

Total return +, #	(17.94)%	0.35%	5.89%	2.72%	(16.42)%	(18.60)%	(0.43)%	5.02%	2.02%	(17.10)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,594	$4,036	$2,475	$11,364	$951	$3,216	$3,593	$2,735	$2,497	$2,755

Ratios of expenses to average net assets:	2.01%	1.54%	2.25%	2.00%	2.35%	2.76%	2.29%	3.00%	2.75%	3.10%
Ratios of net investment income (loss) to average net assets:	0.40%	1.14%	(0.48)%	0.04%	(0.80)%	(0.48)%	0.34%	(1.03)%	(0.71)%	(1.35)%

Portfolio turnover rate	137%	108%	166%	104%	98%	137%	108%	166%	104%	98%

(a)	Represents less than $0.01 per share.

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Class N
	Year Ended
	October 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.71	$20.62	$15.69	$14.75	$13.67
Income from investment operations:
Net investment loss*	(0.24)	(0.29)	(0.19)	(0.17)	(0.18)
Net realized and unrealized gain	1.19	1.11	6.10	1.11	1.26
Total income from investment operations	0.95	0.82	5.91	0.94	1.08
Less distributions:
Distributions from net realized gains	(1.58)	(3.73)	(0.98)	0.00	0.00
Total distributions	(1.58)	(3.73)	(0.98)	0.00	0.00
Net asset value, end of year	$17.08	$17.71	$20.62	$15.69	$14.75

Total return + #	5.36%	3.64%	40.28%	6.37%	7.90%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,152	$21,153	$16,146	$14,627	$14,975

Ratios of expenses to average net assets:	1.58%	1.84%	1.35%	1.34%	1.45%
Ratios of net investment loss to average net assets:	(1.30)%	(1.61)%	(1.08)%	(1.12)%	(1.15)%

Portfolio turnover rate	138%	192%	231%	211%	235%

	Class A					Class C
	Year Ended					Year Ended
	October 31,					October 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.31	$20.28	$15.49	$14.59	$13.56	$15.51	$18.66	$14.43	$13.69	$12.82
Income from investment operations:
Net investment loss*	(0.27)	(0.34)	(0.24)	(0.21)	(0.24)	(0.36)	(0.42)	(0.32)	(0.30)	(0.31)
Net realized and unrealized gain	1.16	1.10	6.01	1.11	1.27	1.04	1.00	5.53	1.04	1.18
Total income from investment operations	0.89	0.76	5.77	0.90	1.03	0.68	0.58	5.21	0.74	0.87
Less distributions:
Distributions from net realized gains	(1.58)	(3.73)	(0.98)	0.00	0.00	(1.58)	(3.73)	(0.98)	0.00	0.00
Total distributions	(1.58)	(3.73)	(0.98)	0.00	0.00	(1.58)	(3.73)	(0.98)	0.00	0.00
Net asset value, end of year	$16.62	$17.31	$20.28	$15.49	$14.59	$14.61	$15.51	$18.66	$14.43	$13.69

Total return + #	5.12%	3.36%	39.88%	6.17%	7.60%	4.29%	2.56%	38.87%	5.41%	6.79%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,326	$6,443	$5,890	$2,418	$1,950	$3,163	$3,165	$2,685	$2,694	$3,193

Ratios of expenses to average net assets:	1.83%	2.09%	1.60%	1.59%	1.70%	2.58%	2.84%	2.35%	2.34%	2.45%
Ratios of net investment loss to average net assets:	(1.53)%	(1.86)%	(1.33)%	(1.37)%	(1.40)%	(2.29)%	(2.61)%	(2.08)%	(2.12)%	(2.15)%

Portfolio turnover rate	138%	192%	231%	211%	235%	138%	192%	231%	211%	235%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of sixteen funds: Corporate/Government Bond Fund; Monthly Distribution Fund; Floating Rate Bond Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Dynamic Macro Fund; Alternative Strategy Fund; Appreciation & Income Fund; Large Cap Value Fund; Alternative Income Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund and Small Cap Growth Fund. Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond Monthly Distribution Floating Rate Bond High-Yield Bond	Current income and capital appreciation Positive returns in rising and falling market environments High level of current income High level of current income
International Opportunity Bond Dynamic Macro	High level of current income Maximize total return from capital appreciation and dividends
Alternative Strategy Appreciation & Income	Long-term capital appreciation by realizing gains during periods of rising and declining markets Total return under varying market conditions through both current income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Alternative Income	Maximize income
Focused Large Cap Growth	Maximize capital appreciation
International Stock Real Estate Stock	Maximize total return from capital appreciation and dividends Maximize total return from capital appreciation and dividends
Small Cap Value Emerging Markets Stock	Maximize total return from capital appreciation and income Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012. Effective October 1, 2014, Dynamic Macro changed its name from Loss Averse Equity Income. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$ -	$ 28,615,628	$ -	$ 28,615,628
Foreign Government Bonds	-	397,407	-	397,407
Municipal	-	3,381,967	-	3,381,967
U.S. Government & Agency	-	12,900,624	-	12,900,624
Bank Loans *	-	2,877,734	-	2,877,734
Preferred Stock *	760,680	-	-	760,680
Short-Term Investment	1,512,359	-	-	1,512,359
Collateral for Securities Loaned	802,900	-	-	802,900
Total	$ 3,075,939	$ 48,173,360	$ -	$ 51,249,299

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 232,224,565	$ -	$ -	$ 232,224,565
Rights	61,356	-	-	61,356
Closed End Funds	1,515,206	-	-	1,515,206
Preferred Stock *	14,522,410	-	-	14,522,410
Bonds & Notes *	-	24,825,710	-	24,825,710
Purchased Put Options	1,005,232	1,323,876	-	2,329,108
Purchased Call Options	14,280	6,045	-	20,325
Short-Term Investment	19,030,333	-	-	19,030,333
Total Assets	$ 268,373,382	$ 26,155,631	$ -	$ 294,529,013
Derivatives
Forward Currency Exchange Contracts	-	300,429	-	300,429
Equity Swap Contracts	6,221,960		-	6,221,960
Total Derivatives	$ 6,221,960	$ 300,429	$ -	$ 6,522,389
Liabilities-Securities Sold Short	45,787,259		-	45,787,259
Total Liabilities	$ 45,787,259	$ -	$ -	$ 45,787,259
Liabilities-Derivatives
Written Call Options	8,493,895	2,209,726	-	10,703,621
Written Put Options	249,456	-	-	249,456
Equity Swap Contracts	5,938,332	-	-	5,938,332
Forward Currency Exchange Contracts	-	149,141	-	149,141
Total Derivatives	$ 14,681,683	$ 2,358,867	$ -	$ 17,040,550

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$ -	$ 80,747,883	$ -	$ 80,747,883
Bonds & Notes *	-	4,459,132	-	4,459,132
Short-Term Investment	944,079	-	-	944,079
Collateral for Securities Loaned	727,440	-	-	727,440
Total	$ 1,671,519	$ 85,207,015	$ -	$ 86,878,534

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Preferred Stock *	$ 167,962	$ -	$ -	$ 167,962
Bonds & Notes *	-	93,510,285	-	93,510,285
Short-Term Investment	3,537,902	-	-	3,537,902
Collateral for Securities Loaned	12,722,190	-	-	12,722,190
Total	$ 16,428,054	$ 93,510,285	$ -	$ 109,938,339

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$ -	$ 13,944,790	$ -	$ 13,944,790
Foreign Government Bonds *	-	21,381,483	-	21,381,483
Collateral Mortgage Backed Security	-	207,715	-	207,715
Whole Loan Collateral	-	400,429	-	400,429
Short-Term Investment	192,086	-	-	192,086
Total Assets	$ 192,086	$ 35,934,417	$ -	$ 36,126,503
Derivatives
Futures Contracts	$ 21,700	$ -	$ -	$ 21,700
Foreign Currency Exchange Contracts	-	119,231	-	119,231
Total Derivatives	$ 21,700	$ 119,231	$ -	$ 140,931
Liabilities-Derivatives
Futures Contracts	$ 31,625	$ -	$ -	$ 31,625
Foreign Currency Exchange Contracts	-	57,701	-	57,701
Total Derivatives	$ 31,625	$ 57,701	$ -	$ 89,326

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$ 13,970,840	$ -	$ -	$ 13,970,840
Short-Term Investments	3,182,806	14,780,293	-	17,963,099
Collateral for Securities Loaned	385,200	-	-	385,200
Derivatives
Purchased Options	1,845,966	-	-	1,845,966
Futures	638,421	-	-	638,421
Total	$ 20,023,233	$ 14,780,293	$ -	$ 34,803,526
Liabilities - Derivatives
Futures	$ 297,837	$ -	$ -	$ 297,837
Written Options	7,243	-	-	7,243
Total	$ 305,080	$ -	$ -	$ 305,080

Alternative Strategy

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$ 20,395,874	$ -	$ -	$ 20,395,874
Short-Term Investment	3,406,882	-	-	3,406,882
Collateral for Securities Loaned	7,957,439	-	-	7,957,439
Total	$ 31,760,195	$ -	$ -	$ 31,760,195

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$ -	$ 21,740,567	$ -	$ 21,740,567
Preferred Stock *	4,795,192	-	-	4,795,192
Short-Term Investment	3,069,103	-	-	3,069,103
Collateral for Securities Loaned	1,273,140	-	-	1,273,140
Total	$ 9,137,435	$ 21,740,567	$ -	$ 30,878,002

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 55,609,675	$ -	$ -	$ 55,609,675
Short-Term Investment	1,283,618	-	-	1,283,618
Collateral for Securities Loaned	9,134,370	-	-	9,134,370
Total	$ 66,027,663	$ -	$ -	$ 66,027,663

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 6,967,532	$ -	$ -	$ 6,967,532
Exchange Traded Fund *	115,340	-	-	115,340
Short-Term Investment	157,834	-	-	157,834
Collateral for Securities Loaned	1,285,047	-	-	1,285,047
Total	$ 8,525,753	$ -	$ -	$ 8,525,753

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 64,983,950	$ -	$ -	$ 64,983,950
Short-Term Investment	426,007	-	-	426,007
Collateral for Securities Loaned	14,496,161	-	-	14,496,161
Total	$ 79,906,118	$ -	$ -	$ 79,906,118

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 24,139,120	$ 65,898,277	$ -	$ 90,037,397
Preferred Stock *	-	1,414,983	-	1,414,983
Short-Term Investment	1,708,506	-	-	1,708,506
Collateral for Securities Loaned	663,425	-	-	663,425
Total Assets	$ 26,511,051	$ 67,313,260	$ -	$ 93,824,311
Assets - Derivatives
Forward Currency Exchange Contracts	$ -	$ 453,743	$ -	$ 453,743

Liabilities - Derivatives
Forward Currency Exchange Contracts	$ -	$ 197,615	$ -	$ 197,615

International Stock
Transfer into Level 2 from Level 1	$ 86,970
Transfers out of Level 2 into Level 1	-
Net Transfers in/(out) of Level 2	$ 86,970

Transfers that were made out of Level 1 into Level 2 represent securities that are being fair valued in the active market.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$ 615,504	$ -	$ -	$ 615,504
REITS *	46,474,370	-	-	46,474,370
Short-Term Investment	622,000	-	-	622,000
Collateral for Securities Loaned	5,283,727	-	-	5,283,727
Total	$ 52,995,601	$ -	$ -	$ 52,995,601

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 26,510,947	$ -	$ -	$ 26,510,947
Exchange Traded Funds	1,330,980	-	-	1,330,980
Short-Term Investment	462,866	-	-	462,866
Collateral for Securities Loaned	4,020,726	-	-	4,020,726
Total	$ 32,325,519	$ -	$ -	$ 32,325,519

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 11,969,444	$ 34,815,597	$ -	$ 46,785,041
Exchange Traded Funds	2,310,096	-	-	2,310,096
Short-Term Investment	105,150	-	-	105,150
Collateral for Securities Loaned	1,595,560	-	-	1,595,560
Total	$ 15,980,250	$ 34,815,597	$ -	$ 50,795,847

Emerging Markets Stock
Transfer into Level 2 from Level 1	$ 241,224
Transfers out of Level 2 into Level 1	-
Net Transfers in/(out) of Level 2	$ 241,224

Transfers that were made out of Level 1 into Level 2 represent securities that are being fair valued in the active market.

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 30,993,507	$ -	$ -	$ 30,993,507
Short-Term Investment	1,696,721	-	-	1,696,721
Collateral for Securities Loaned	8,261,703	-	-	8,261,703
Total	$ 40,951,931	$ -	$ -	$ 40,951,931

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of October 31, 2015 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A "short sale" is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2015:

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Options contracts written
Interest rate contracts	Unrealized appreciation on Swap Contracts	Unrealized depreciation on Swap Contracts
	Unrealized appreciation on futures	Unrealized depreciation on futures
	Receivable for open forward foreign currency contracts	Payable for open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2015:

Asset Derivatives Investment value
	Equity Contracts	Currency Contracts	Commodity Contracts	Interest Rate Contracts	Total value at October 31, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$ -	$ 300,429	$ -	$ -	$ 300,429
Swaps	6,221,960	-	-	-	6,221,960
Purchased Options	2,349,433	-	-	-	2,349,433
International Opportunity Bond
Forward Foreign Currency Contracts	$ -	$ 119,231	$ -	$ -	$ 119,231
Futures	11,208	-	-	10,492	21,700
Dynamic Macro
Futures	$ 616,527	$ -	$ -	$ 21,894	$ 638,421
Purchase Options	55,387	-	-	1,790,579	1,845,966
International Stock
Forward Foreign Currency Contracts	$ -	$ 453,743	$ -	$ -	$ 453,743

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

The following is a summary of the location of derivative investments of each Fund in the Statements of Assets and Liabilities for the year ended October 31, 2015.

Liability Derivatives Investment value
	Equity Contracts	Currency Contracts	Commodity Contracts	Interest Rate Contracts	Total value at October 31, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$ -	$ 149,141	$ -	$ -	$ 149,141
Swaps	5,938,332	-	-	-	5,938,332
Written Options	10,953,077	-	-	-	10,953,077
International Opportunity Bond
Forward Foreign Currency Contracts	$ -	$ 57,701	$ -	$ -	$ 57,701
Futures	-	3,919	-	27,706	31,625
Dynamic Macro
Futures	$ 121,553	$ -	$ -	$ 176,284	$ 297,837
Written Options	7,243	-	-	-	7,243
International Stock
Forward Foreign Currency Contracts	$ -	$ 197,615	$ -	$ -	$ 197,615

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/	Net Realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts
Interest rate contracts

Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2015:

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment type	Equity Contracts	Currency Contracts	Commodity Contracts	Interest Rate Contracts	Total value at October 31, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$ -	$ 2,985,045	$ -	$ -	$ 2,985,045
Swaps	(519,615)	-	-	-	(519,615)
Purchased Options	(3,751,944)	-	-	-	(3,751,944)
Written Options	12,788,109	-	-	-	12,788,109
International Opportunity Bond
Forward Foreign Currency Contracts	$ -	$ (45,046)	$ -	$ -	$ (45,046)
Futures	-		-	(139,729)	(139,729)
Dynamic Macro
Forward Foreign Currency Contracts	$ -	$ 453	$ -	$ -	$ 453
Futures	(194,643)	-	(12,373)	433,810	226,794
Purchased Options	(609,094)	-	-	259,742	(349,352)
Written Options	61,129	-	-	-	61,129
International Stock
Forward Foreign Currency Contracts	$ -	$ 13,006	$ -	$ -	$ 13,006
Emerging Markets Stock
Forward Foreign Currency Contracts	$ -	$ (160,906)	$ -	$ -	$ (160,906)

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock policies are to recognize a net asset or liability equal to the unrealized on futures contracts, forward foreign currency contracts, swaps and written options. During the year ended October 31, 2015, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2015.

Monthly Distribution
Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swap Contracts	$ 6,221,960	$ -	$ 6,221,960	$ (5,938,332)	$ -	$ 283,628
Forward Foreign Currency Contracts	300,429	-	300,429	(149,141)	-	151,288
Total	$ 6,522,389	$ -	$ 6,522,389	$ (6,087,473)	$ -	$ 434,916

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Written Options	(10,953,077)	-	(10,953,077)	10,953,077	-	-
Equity Swap Contracts	(5,938,332)	-	(5,938,332)	5,938,332	-	-
Forward Foreign Currency Contracts	(149,141)	-	(149,141)	149,141	-	-
Total	$ (17,040,550)	$ -	$ (17,040,550)	$ 17,040,550	$ -	$ -

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Dynamic Macro
Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$ 638,421	$ -	$ 638,421	$ (297,837)	$ -	$ 340,584
Total	$ 638,421	$ -	$ 638,421	$ (297,837)	$ -	$ 340,584

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Futures Contracts	$ (297,837)	$ -	$ (297,837)	$ 297,837	$ -	$ -
Written Options	(7,243)	-	$ (7,243)	-	7,243	-
Total	$ (305,080)	$ -	$ (305,080)	$ 297,837	$ 7,243	$ -

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2012 to 2014 (and July 31, 2013 for Alternative Strategy), and expected to be taken in tax year 2015 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. The Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Monthly Distribution Fund’s distribution policy is not designed

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

to generate, and is not expected to result in distributions that equal a fixed percentage of the Monthly Distribution’s Fund’s current net asset value per share. Shareholders receiving periodic payments form the Monthly Distribution Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Monthly Distribution is net profit.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution*	0.90% – 1.90%	0.65%	0.25% – 1.25%
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Dynamic Macro**	1.05% – 1.75%	0.65%	0.40% – 1.10%
Alternative Strategy***	0.95% – 1.35%	0.65%	0.30% – 0.70%
Appreciation & Income	0.85% – 1.35%	0.65%	0.20% – 0.70%
Large Cap Value ****	0.75% – 1.35%	0.65%	0.10% – 0.50%
Alternative Income	0.75% – 1.35%	0.65%	0.10% – 0.70%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 29, 2016, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.
**	Prior to October 1,2014 when a new fee schedule became effective, the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, and extraordinary expenses) at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.

*** Effective April 1, 2015, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.15%, from 0.65% to 0.50% annually as of April 1, 2015 until April 30, 2016.

**** Effective July 1, 2015, Rothschild Asset Management Inc. (“Rothschild” or “Sub-Adviser”) replaced C.S. McKee, L.P. (“C.S. McKee”) as sub-adviser to the Dunham Large Cap Value Fund.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

on comparative performance over a rolling 12-month period. All Funds, with the exception of Large Cap Value which is in its initial year of the Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2015.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.10%	0.15%	0.45%
Monthly Distribution*	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Floating Rate Bond	Newfleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.40%	+/- 0.00%	0.20%	0.60%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch U.S. Non-Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
International Opportunity Bond	Rogge Global Partners PLC	Barclays Global ex US Aggregate Bond Index	0.45%	+/-0.00%	0.20%	0.70%
Dynamic Macro **	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Alternative Strategy ***	Market Concepts, LLC	Dow Jones Credit Suisse Managed Futures Liquid Index	0.50%	+/- 0.15%	0.30%	0.70%
Appreciation & Income	PENN Capital Management Co., Inc.	Merrill Lynch All Convertibles All Qualities Index	0.45%	+/- 0.25%	0.20%	0.70%
Large Cap Value ****	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Alternative Income	Harbor Springs Financial Management, LLC	Dow Jones US Select Dividend Index	0.40%	+/- 0.30%	0.10%	0.70%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Cornerstone Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*	Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 29, 2016, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.
**	Prior to October 1, 2014 when a new fee schedule became effective the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.

*** Effective April 1, 2015, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.15%, from 0.65% to 0.50% annually as of April 1, 2015 until April 30, 2016.

**** Effective July 1, 2015, Rothschild Asset Management Inc. (“Rothschild” or “Sub-Adviser”) replaced C.S. McKee, L.P. (“C.S. McKee”) as sub-adviser to the Dunham Large Cap Value Fund (the “Fund”).

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to a minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to a minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), (formally “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the trust will receive $4,250 for each Board meeting attended in-person; $250 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $135,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Other Affiliates–During the year ended October 31, 2015, Bethel Fisher & Co., a registered broker/dealer and an affiliate of Harbor Springs Financial Management, LLC, Alternative Income’s Sub-Adviser, executed trades on behalf of Alternative Income. The affiliated broker for Alternative Income received $6,597 in trade commissions for the year ended October 31, 2015. Gar Wood Securities, LLC a registered broker/dealer and an affiliate of the Market Concepts, LLC, Alternative Strategy’s Sub-Adviser, executed trades on behalf of Alternative Strategy. The affiliated broker for Alternative Strategy received $233,746 in trade commissions for the year ended October 31, 2015.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

4. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2015 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Corporate/Government Bond	$18,266,210	$16,124,833	$12,913,255	$11,881,601
Monthly Distribution	498,639,330	409,495,867	-	-
Floating Rate Bond	50,142,586	41,309,604	-	-
High-Yield Bond	56,007,747	84,862,009	-	-
International Opportunity Bond	23,782,947	29,385,143	-	-
Dynamic Macro	14,118,646	6,314,027	-	-
Alternative Strategy	684,096,628	677,030,243	-	-
Appreciation & Income	25,041,529	22,426,125	-	-
Large Cap Value	55,325,322	54,427,611	-	-
Alternative Income	4,654,124	4,648,030	-	-
Focused Large Cap Growth	27,173,326	31,067,756	-	-
International Stock	120,670,034	96,291,853	-	-
Real Estate Stock	54,060,542	53,632,415	-	-
Small Cap Value	34,698,484	35,523,921	-	-
Emerging Markets Stock	75,186,142	60,209,774	-	-
Small Cap Growth	44,085,821	44,791,966	-	-

Transactions in option contracts purchased/written during the year ended October 31, 2015 were as follows:

Monthly Distribution

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2014	22,879	$ 5,470,610	42,957	$ 6,382,121
Options purchased/written during period	148,098	19,108,126	234,315	50,809,392
Options exercised during period	(4,594)	(1,419,990)	(22,162)	(4,285,616)
Options expired during period	(66,737)	(5,205,246)	(43,292)	(4,149,794)
Options closed during period	(70,319)	(14,406,608)	(169,793)	(40,185,276)
Outstanding at October 31, 2015	29,327	$ 3,546,892	42,025	$ 8,570,827

Dynamic Macro

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2014	101	$ 532,416	-	$ -
Options purchased/written during period	1,786	7,369,014	446	158,009
Options exercised during period	-	-	-	-
Options expired during period	(471)	(395,317)	(180)	(39,574)
Options closed during period	(1,065)	(5,622,674)	(196)	(99,732)
Outstanding at October 31, 2015	351	$ 1,883,439	70	$ 18,703

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2015, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$ 51,211,949	$ 892,011	$ (854,661)	$ 37,350
Monthly Distribution	258,609,463	14,388,663	(35,209,449)	(20,820,786)
Floating Rate Bond	89,272,641	203,531	(2,597,638)	(2,394,107)
High-Yield Bond	111,739,479	1,374,222	(3,175,362)	(1,801,140)
International Opportunity Bond	38,963,131	142,690	(2,979,318)	(2,836,628)
Dynamic Macro	33,555,637	913,067	(310,842)	602,225
Alternative Strategy	31,465,572	547,603	(252,980)	294,623
Appreciation & Income	32,350,921	740,214	(2,213,133)	(1,472,919)
Large Cap Value	61,271,084	7,021,842	(2,265,263)	4,756,579
Alternative Income	8,641,840	657,038	(773,125)	(116,087)
Focused Large Cap Growth	65,243,116	16,744,803	(2,081,801)	14,663,002
International Stock	93,018,493	5,519,635	(4,713,817)	805,818
Real Estate Stock	46,175,629	7,940,423	(1,120,451)	6,819,972
Small Cap Value	31,679,255	2,495,698	(1,849,434)	646,264
Emerging Markets Stock	51,687,656	2,492,971	(3,384,780)	(891,809)
Small Cap Growth	39,055,785	3,716,291	(1,820,145)	1,896,146

6.	FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2015, Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	1/7/2016	JP Morgan	645,529	$ 458,899	$ (1,206)
Australian Dollar	2/10/2016	JP Morgan	8,790	6,218	113
British Pound	3/23/2016	JP Morgan	3,548	5,460	(20)
Euro	11/18/2015	JP Morgan	78,250	86,536	203
Euro	12/10/2015	JP Morgan	144,646	160,032	(3,334)
Euro	12/16/2015	JP Morgan	154,273	170,709	(3,006)
Euro	1/20/2016	JP Morgan	2,108,306	2,334,863	(67,654)
Euro	4/21/2016	JP Morgan	839,280	931,487	(23,864)
				$ 4,154,204	$ (98,768)

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	1/7/2016	JP Morgan	2,996,337	2,122,905	27,467
Australian Dollar	2/10/2016	JP Morgan	459,094	324,767	9,476
British Pound	12/4/2015	JP Morgan	984,513	$ 1,515,426	$ 7,751
British Pound	2/23/2016	JP Morgan	1,019,934	1,569,651	(2,990)
British Pound	3/23/2016	JP Morgan	1,814,066	2,791,614	(36,651)
British Pound	4/21/2016	JP Morgan	2,049,846	3,154,240	22,800
Euro	11/18/2015	JP Morgan	751,188	830,733	22,053
Euro	12/10/2015	JP Morgan	4,005,086	4,431,103	103,522
Euro	12/16/2015	JP Morgan	4,661,469	5,158,088	76,491
Euro	1/20/2016	JP Morgan	2,108,379	2,334,786	(10,416)
Euro	4/21/2016	JP Morgan	1,718,456	1,907,252	30,553
				$ 26,140,565	$ 250,056

International Opportunity Bond:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy
Australian Dollar	12/14/2015	Credit Suisse	1,132,626	$ 803,430	$ 2,573
British Pound	12/14/2015	Barclays Bank	178,468	274,706	1,934
Canadian Dollar	12/14/2015	Credit Suisse	567,831	431,779	(1,369)
Indian Rupee	12/9/2015	Citigroup	51,960,000	789,659	14,610
Israeli Shekel	12/9/2015	Deutsche Bank	530,000	137,213	1,358
Japanese Yen	12/14/2015	Barclays Bank	146,074,279	1,213,523	(3,347)
Japanese Yen	12/14/2015	Credit Suisse	37,985,608	315,568	(2,395)
Japanese Yen	12/14/2015	Deutsche Bank	193,217,644	1,605,169	(4,414)
Malaysian Ringgit	12/9/2015	Deutsche Bank	680,000	158,184	(3,875)
Mexican Peso	12/9/2015	Barclays Bank	10,928,020	658,576	12,905
Mexican Peso	12/9/2015	Deutsche Bank	5,232,739	315,350	3,500
New Zealand Dollar	12/14/2015	Barclays Bank	140,863	94,766	3,479
Philippine Peso	12/9/2015	Citigroup	35,121,000	749,664	(2,391)
Russian Ruble	12/9/2015	Barclays Bank	3,760,000	58,160	6,195
Singapore Dollar	12/9/2015	Barclays Bank	120,000	85,591	310
Singapore Dollar	12/9/2015	Deutsche Bank	40,000	28,531	95
South African Rand	12/9/2015	Barclays Bank	70,000	5,023	(201)
South African Rand	12/9/2015	Credit Suisse	1,930,000	138,488	(5,551)
South Korean Won	12/9/2015	Deutsche Bank	144,995,000	126,974	3,657
Turkish Lira New	12/9/2015	Deutsche Bank	410,000	139,114	3,800
				$ 8,129,468	$ 30,873

International Opportunity Bond:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	12/14/2015	Barclays Bank	60,000	$ 92,355	$ (524)
British Pound	12/14/2015	Deutsche Bank	80,000	123,140	(1,930)
Euro	12/14/2015	Barclays Bank	1,596,947	1,766,992	31,717
Euro	12/14/2015	Credit Suisse	403,226	446,162	3,963
Euro	12/14/2015	Deutsche Bank	1,231,399	1,362,520	20,264
Indian Rupee	12/9/2015	Citigroup	51,960,000	789,659	2,838
Israeli Shekel	12/9/2015	Barclays Bank	110,000	28,478	(301)
Japanese Yen	12/14/2015	Barclays Bank	10,400,000	86,399	(522)
Mexican Peso	12/9/2015	Barclays Bank	5,600,201	337,495	(10,092)
Mexican Peso	12/9/2015	Deutsche Bank	7,122,315	429,225	(15,291)
South Korean Won	12/9/2015	Barclays Bank	97,650,000	85,513	(3,032)
Taiwan Dollar	12/9/2015	Citigroup	25,010,000	767,425	2,469
Turkish Lira New	12/9/2015	Deutsche Bank	110,000	37,323	(1,734)
				$ 6,352,686	$ 27,825

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/16/2015	Royal Bank of Scotland	7,307,376	$ 5,182,965	$ 58,186
Brazilian Real	11/3/2015	US Bank	351,500	91,478	437
British Pound	12/16/2015	Royal Bank of Scotland	6,075,553	9,351,741	23,608
Canadian Dollar	12/16/2015	UBS	7,043,165	5,355,576	21,993
Danish Krone	12/16/2015	UBS	2,003,312	297,376	(8,366)
Euro	11/2/2015	Bank of New York Mellon	119,993	132,670	1,151
Euro	12/16/2015	Bank of New York Mellon	4,161,355	4,604,693	(75,639)
Hong Kong Dollar	12/16/2015	UBS	12,345,324	1,593,180	470
Israeli Shekel	12/16/2015	Royal Bank of Scotland	91,493	23,688	(70)
Japanese Yen	12/16/2015	Bank of New York Mellon	241,986,250	2,010,455	(15,816)
New Zealand Dollar	12/16/2015	Royal Bank of Scotland	476,646	320,616	14,258
Norwegian Krone	12/16/2015	Royal Bank of Scotland	918,491	108,226	(3,601)
Singapore Dollar	12/16/2015	UBS	1,105,806	788,537	11,753
Swedish Krona	12/16/2015	UBS	1,921,441	226,635	(4,116)
Swiss Franc	12/16/2015	UBS	1,072,378	1,089,257	(32,115)
				$ 31,177,093	$ (7,867)

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	12/16/2015	Royal Bank of Scotland	644,616	$ 457,212	$ (5,254)
Brazil Real	11/3/2015	US Bank	324,504	84,452	(404)
British Pound	12/16/2015	Royal Bank of Scotland	1,383,977	2,130,274	(10,447)
Canadian Dollar	11/2/2015	UBS	201,636	153,356	(211)
Canadian Dollar	12/16/2015	UBS	1,264,903	961,824	(10,629)
Danish Krone	12/16/2015	UBS	17,530,868	2,602,320	39,297
Danish Krone	12/16/2015	UBS	1,111,970	165,063	(935)
Euro	12/16/2015	Bank of New York Mellon	8,249,462	9,128,335	120,175
Euro	12/16/2015	UBS	68,028	75,276	935
Hong Kong Dollar	11/2/2015	UBS	1,942,354	250,626	(3)
Hong Kong Dollar	12/16/2015	UBS	658,877	85,029	(20)
Israeli Shekel	12/16/2015	Royal Bank of Scotland	3,468,198	897,965	(12,629)
Japanese Yen	12/16/2015	Bank of New York Mellon	752,330,054	6,250,459	40,912
New Zealand Dollar	12/16/2015	Royal Bank of Scotland	446,058	300,041	(17,360)
Norwegian Krone	12/16/2015	Royal Bank of Scotland	10,125,863	1,193,132	46,416
Singapore Dollar	12/16/2015	UBS	12,121	8,643	-
Swedish Krona	12/16/2015	Bank of New York Mellon	11,270,127	1,329,318	11,710
Swedish Krona	12/16/2015	UBS	15,129,101	1,784,486	21,611
Swiss Franc	12/16/2015	UBS	3,395,496	3,456,596	40,831
				$ 31,314,407	$ 263,995

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

7. SHARES OF BENEFICIAL INTEREST

At October 31, 2015, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the years ended October 31, 2015 and October 31, 2014, respectively:

For the Year Ended October 31, 2015:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	845,565	103,425	(998,123)	(49,133)	196,543	8,530	(117,162)	87,911
Monthly Distribution	1,565,620	133,194	(1,305,539)	393,275	877,718	55,831	(959,070)	(25,521)
Floating Rate Bond	2,743,474	235,935	(1,738,796)	1,240,613	762,696	27,014	(1,278,597)	(488,887)
High-Yield Bond	1,563,647	443,465	(3,951,501)	(1,944,389)	792,543	58,311	(2,010,978)	(1,160,124)
International Opportunity Bond	1,385,937	2,121	(2,208,993)	(820,935)	499,486	115	(503,468)	(3,867)
Dynamic Macro	1,956,574	-	(267,309)	1,689,265	224,440	-	(67,122)	157,318
Alternative Strategy	407,011	-	(164,945)	242,066	88,643	-	(100,328)	(11,685)
Appreciation & Income	708,844	362,827	(471,083)	600,588	175,495	65,318	(174,098)	66,715
Large Cap Value	620,117	19,465	(491,285)	148,297	166,148	2,513	(239,724)	(71,063)
Alternative Income	113,565	7,349	(157,679)	(36,765)	20,645	4,600	(20,095)	5,150
Focused Large Cap Growth	1,177,969	-	(625,830)	552,139	626,283	-	(1,443,105)	(816,822)
International Stock	2,084,717	92,841	(543,221)	1,634,337	302,319	10,011	(195,629)	116,701
Real Estate Stock	525,476	100,754	(817,583)	(191,353)	476,856	27,523	(167,669)	336,710
Small Cap Value	348,595	101,946	(443,428)	7,113	96,740	13,178	(54,638)	55,280
Emerging Markets Stock	1,440,620	33,977	(327,502)	1,147,095	197,080	3,384	(87,560)	112,904
Small Cap Growth	363,216	107,442	(309,334)	161,324	111,426	24,863	(127,706)	8,583

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	71,275	6,301	(69,409)	8,167
Monthly Distribution	660,112	50,517	(542,015)	168,614
Floating Rate Bond	134,346	9,176	(114,562)	28,960
High-Yield Bond	147,503	39,862	(377,837)	(190,472)
International Opportunity Bond	74,858	-	(84,776)	(9,918)
Dynamic Macro	68,579	-	(46,093)	22,486
Alternative Strategy	16,033	-	(24,003)	(7,970)
Appreciation & Income	243,786	75,929	(120,326)	199,389
Large Cap Value	69,089	-	(59,967)	9,122
Alternative Income	66,949	3,224	(38,172)	32,001
Focused Large Cap Growth	75,706	-	(54,770)	20,936
International Stock	133,023	6,655	(56,755)	82,923
Real Estate Stock	56,624	10,900	(82,900)	(15,376)
Small Cap Value	27,913	11,766	(31,345)	8,334
Emerging Markets Stock	85,900	1,420	(59,863)	27,457
Small Cap Growth	41,709	21,228	(50,521)	12,416

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Year Ended October 31, 2014:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	601,689	113,304	(3,381,394)	(2,666,401)	114,010	7,402	(350,564)	(229,152)
Monthly Distribution	1,299,418	174,928	(1,555,306)	(80,960)	1,061,343	67,049	(822,610)	305,782
Floating Rate Bond	7,005,944	133,845	(743,012)	6,396,777	1,492,431	24,772	(132,192)	1,385,011
High-Yield Bond	1,790,286	476,574	(5,494,690)	(3,227,830)	588,769	82,163	(428,003)	242,929
International Opportunity Bond	4,734,216	22,379	(355,283)	4,401,312	401,150	978	(37,733)	364,395
Dynamic Macro	1,237,775	3,525	(765,702)	475,598	147,184	2,761	(154,991)	(5,046)
Alternative Strategy	142,699	-	(183,097)	(40,398)	47,976	-	(625,382)	(577,406)
Appreciation & Income	348,519	22,324	(233,752)	137,091	1,022	2,893	(122,240)	(118,325)
Large Cap Value	474,170	28,501	(506,752)	(4,081)	280,235	3,166	(150,890)	132,511
Alternative Income	196,178	6,125	(44,413)	157,890	25,389	6,456	(6,674)	25,171
Focused Large Cap Growth	2,594,973	798	(181,663)	2,414,108	746,820	10,877	(236,037)	521,660
International Stock	799,836	56,397	(357,947)	498,286	510,054	4,952	(308,127)	206,879
Real Estate Stock	544,572	77,292	(723,897)	(102,033)	117,278	5,391	(73,685)	48,984
Small Cap Value	589,649	57,740	(243,955)	403,434	165,405	5,610	(78,622)	92,393
Emerging Markets Stock	963,065	-	(218,744)	744,321	155,924	-	(48,428)	107,496
Small Cap Growth	576,390	162,465	(327,317)	411,538	233,047	41,784	(193,059)	81,772

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	35,490	8,526	(334,511)	(290,495)
Monthly Distribution	784,590	57,882	(480,019)	362,453
Floating Rate Bond	458,466	6,210	(121,105)	343,571
High-Yield Bond	249,172	44,732	(499,686)	(205,782)
International Opportunity Bond	259,895	145	(64,778)	195,262
Dynamic Macro	72,554	2,006	(109,421)	(34,861)
Alternative Strategy	16,323	-	(21,274)	(4,951)
Appreciation & Income	68,327	1,842	(70,857)	(688)
Large Cap Value	89,744	656	(87,769)	2,631
Alternative Income	69,772	4,216	(17,724)	56,264
Focused Large Cap Growth	325,491	592	(64,205)	261,878
International Stock	110,428	3,140	(50,032)	63,536
Real Estate Stock	103,703	5,147	(53,022)	55,828
Small Cap Value	51,936	7,538	(34,995)	24,479
Emerging Markets Stock	98,573	-	(35,396)	63,177
Small Cap Growth	78,036	33,652	(51,557)	60,131

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

8. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2015 and October 31, 2014 was as follows:

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and short-term capital gains, and fund distributions and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, grantor trusts, royalty trusts, corporation mergers, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2015 as follows:

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

As of each of the Fund’s tax year-ended October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other		Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax		Appreciation	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings(Deficits)
Corporate/Government Bond	$ 17,268	$ -	$ (1,348,743)	$ (926)	$ -	$ 37,350	$ (1,295,051)
Monthly Distribution	-	-	-	(737,546)	(1,099,608)	(20,826,636)	(22,663,790)
Floating Rate Bond	27,400	-	(1,082,415)	-	-	(2,394,107)	(3,449,122)
High-Yield Bond	108,995	-	(8,071,244)	-	-	(1,801,140)	(9,763,389)
International Opportunity Bond	-	-	(70,916)	-	-	(2,895,223)	(2,966,139)
Dynamic Macro	-	-	(1,327,645)	-	(42,659)	970,234	(400,070)
Alternative Strategy	-	-	(1,198,728)	-	(126,022)	294,623	(1,030,127)
Appreciation & Income	1,513,898	6,372	-	-	-	(1,472,919)	47,351
Large Cap Value	373,351	14,258,077	-	-	-	4,756,579	19,388,007
Alternative Income	81,323	-	(140,427)	-	-	(116,082)	(175,186)
Focused Large Cap Growth	-	381,547	-	-	(612,912)	14,663,002	14,431,637
International Stock	43,150	-	(747,547)	-	-	820,919	116,522
Real Estate Stock	1,880,234	2,657,565	-	-	-	6,819,972	11,357,771
Small Cap Value	51,644	847,192	-	-	-	646,264	1,545,100
Emerging Markets Stock	117,530	-	(8,131,742)	-	-	(903,187)	(8,917,399)
Small Cap Growth	911,397	1,784,747	-	-	-	1,896,146	4,592,290

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income/(loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures and swap contracts, and adjustments for section 305(c) deemed dividend distributions, accrued dividend payable, real estate investment trusts, partnerships, passive foreign investment companies, royalty trusts, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Monthly Distribution Fund is primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	-
Monthly Distribution	1,099,608
Floating Rate Bond	-
High-Yield Bond	-
International Opportunity Bond	-
Dynamic Macro	42,659
Alternative Strategy	126,022
Appreciation & Income	-
Large Cap Value	-
Alternative Income	-
Focused Large Cap Growth	612,912
International Stock	-
Real Estate Stock	-
Small Cap Value	-
Emerging Markets Stock	-
Small Cap Growth	-

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

At October 31, 2015, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

For Monthly Distribution, $674,128 of capital loss carryforward expired in the current fiscal year.

9. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Dynamic Macro currently invests a portion of its assets in SPDR S&P 500 ETF Trust. Dynamic Macro may redeem its investment for the SPDR S&P 500 ETF Trust at any time if the Sub-Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at www.spdrs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Dynamic Macro financial statements. As of October 31, 2015, the percentage of the Fund’s net assets invested in SPDR S&P 500 ETF Trust was 30.5%.

10. LINE OF CREDIT

Until September 2015, Floating Rate Bond had a line of credit agreement with The Bank of Nova Scotia, which permitted the Fund to borrow up to $10 million at a rate, per annum, equal to 0.20% plus the 3 month LIBOR rate to be paid quarterly. Floating Rate Bond was permitted to borrow for investment purposes, to meet repurchase requests or for temporary, extraordinary or emergency purposes. During the year ended October 31, 2015, the Fund paid $3,904 in interest on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2015 were $500,000 and 0.20%, respectively. The largest outstanding amount borrowed during the period was $3,500,000. There was no balance on the line of credit as of October 31, 2015.

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

During the year ended October 31, 2015, Alternative Income paid less than $.01 in interest on the Uncommitted Line. Average borrowings and the average interest rate in the course of the year ended October 31, 2015 was $2,367 and 0.20%, respectively. The largest outstanding amount borrowed during the period was $35,000. There was no balance on the Uncommitted Line as of October 31, 2015.

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

11. SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held as collateral, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2015.

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

12. SUBSEQUENT EVENTS

NOTES TO FINANCIAL STATEMENTS
October 31, 2015 (Continued)

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees and the Shareholders of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of the Dunham Corporate/Government Bond Fund, Dunham Monthly Distribution Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Dynamic Macro Fund, Dunham Alternative Strategy Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Alternative Income Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Emerging Markets Stock Fund, and Dunham Small Cap Growth Fund (the “Funds”), each a series of shares of beneficial interest in the Dunham Funds, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Relating specifically to the Dunham Alternative Strategy Fund, the financial highlights for each of the years in the two-year period ended July 31, 2012 were audited by other auditors whose report dated September 27, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian, agent banks, and brokers and by other appropriate auditing procedures where responses from agent banks and brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods presented (except for periods audited by other auditors noted above for Dunham Alternative Strategy Fund), in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 30, 2015

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 75	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	16	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 84	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	16	None
Paul A. Rosinack Age: 68	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	16	None
Interested Trustees and Officers
Jeffrey A. Dunham* Age: 54	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	16	None
Denise S. Iverson Age: 56	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 40	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 44	Secretary and AML Officer	Since October 2015 – Secretary (December 2008 - Assistant Secretary); Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008..	N/A	N/A
Ryan Dykmans Age: 33	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009- 2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 46	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on June 23, 2015

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on June 23, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Rothschild Asset Management Inc. (“Rothschild”) (the “New Sub-Advisory Agreement”) on behalf of Large Cap Value.

In connection with its review and approval of the New Sub-Advisory Agreement at the June 23, 2015 Meeting, the Independent Trustees present considered materials furnished by Rothschild, including information about, but not limited to, Rothschild’s personnel and operations and financial condition. At the Meeting, representatives from the Adviser and Rothschild presented to the Board information regarding Rothschild and the Fund and responded to questions from the Trustees. The Board also reviewed the terms of the New Sub-Advisory Agreement and compared its terms to those of the Prior Sub-Advisory Agreement. The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement.

Matters considered by the Board, including all the Independent Trustees present at the Meeting, in connection with its approval of the New Sub-Advisory Agreement included the following:

Performance. As to investment performance, the Trustees reviewed Rothschild’s Large Cap Value Composite performance report, which provided the performance of separate accounts managed by Rothschild with a similar strategy over various time periods ended March 31, 2015 as compared to the Fund’s benchmark index, the Russell 1000 Value Index (the “Index”), composite returns of a peer group of eight managers selected by Rothschild (the “Peer Group”), a group of funds in Morningstar’s large value (open-end) and large value (separate accounts) securities categories that have a similar style and investment approach (the “Morningstar Category Averages”) and other accounts managed by Rothschild (“Other Accounts”) (collectively, the “Comparison Group”) and discussed the same with representatives from Rothschild and an analyst from the Adviser. The Trustees noted Rothschild’s strong performance for the 5- and 10-year periods and discussed Rothschild’s explanation that the 1-year underperformance was primarily due to sector exposures and some stock holdings that Rothschild believes were temporarily out of favor. The Trustees agreed that the outlook for the Fund’s long-term performance with Rothschild as sub-adviser is promising.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by Rothschild pursuant to the New Sub-Advisory Agreement, the Trustees considered that Rothschild currently manages approximately $5.8 billion in assets and is a member of the Rothschild group of financial companies. The Trustees discussed the nature of Rothschild’s operations and noted, with respect to its professional investment management staff, their long-term tenure at Rothschild and industry experience. The Board also reviewed Rothschild’s methodology, research and analysis for selecting investments and noted Rothschild’s portfolio risk management controls. The Trustees discussed in detail the nature of the comments received from the SEC in connection with its most recent examination of Rothschild and were satisfied that reasonable actions were taken by Rothschild in response to those comments. The Trustees also considered the report from the Trust’s CCO concerning his compliance conference call with Rothschild’s CCO and his review of Rothschild’s compliance policies and procedures. The Trustees concluded that Rothschild has the depth of personnel, experience, resources, and investment and compliance processes to provide quality services to the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Cost of Services and Profitability. As to the cost of the services to be provided and the profits to be realized by Rothschild, the Board noted that the Fund will pay the sub-adviser a fulcrum fee consisting of a base fee of 0.30% annually and a performance fee component at a rate that will vary by +/- 0.20% of the average daily net asset value of the Fund depending upon the performance of the Fund’s Class N shares as compared to the Index for a range of 0.10% to 0.50%. The Board also noted that the performance fee rate will increase or decrease by one basis point (0.01%) for each 0.075% of outperformance/underperformance of the Index and they discussed with the analyst how the performance increments were developed and negotiated. The Trustees noted that the sub-adviser would only earn the maximum fee if the Fund performed very well. The Board, including the Independent Trustees, took into account that the minimum fee rate of 0.10% is low and that the base fee is lower than every separate account Rothschild currently manages in the large cap value strategy. The Independent Trustees concluded that the Adviser negotiated a fair sub-advisory agreement with Rothschild and that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively and that the index and performance adjustments are appropriate and result from meaningful performance differentials. The Independent Trustees also took into account that the Fund pays the Adviser a fixed fee of 0.65% of daily net assets and discussed that the various duties of the Adviser and the sub-adviser are not duplicative. The Independent Trustees next considered the anticipated profits to be realized by Rothschild in relation to the operation of the Fund. They reviewed an analysis of profitability provided by Rothschild and noted that the estimated net profits to Rothschild would be modest.

Economies of Scale. As to economies of scale, after discussion, it was the consensus of the Independent Trustees that the Fund had not yet reached an asset level where any material economies of scale could be realized and, consequently, the absence of breakpoints was acceptable at this time.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the New Sub-Advisory Agreement. Having requested and received such information from the Adviser and Rothschild as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees present, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable.

Meeting of the Board of Trustees Held on October 2, 2015

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Trust held on October 2, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the continuance of the Sub-Advisory Agreement with Newfleet Asset Management LLC (“Newfleet”) with respect to Floating Rate Bond (the Newfleet Sub-Advisory Agreement”). In connection with its review and approval of each of the Newfleet Sub-Advisory Agreement, the Board considered materials furnished by Newfleet, including information about, but not limited to, its personnel, operations and resources; investment performance; the costs of the services provided to each Fund, the extent to which economies of scale will benefit shareholders; and the profits to be realized by each Sub-Adviser and its affiliates from their relationship with each Fund.

The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Newfleet Sub-Advisory Agreement with respect to Floating Rate Bond (the “Fund”) included the following:

ADDITIONAL INFORMATION (Unaudited) (Continued)

Performance. As to investment performance, the Trustees reviewed the performance data of the Fund’s Class N shares for the 1- year period and since inception of the Fund in November 2013 through the calendar quarter ended June 30, 2015 as compared to a peer group of three comparable funds selected by Newfleet (the “Peer Group”), a group of funds in Morningstar’s bank loan category (the Morningstar Average”) and another floating rate fund that Newfleet sub-advises in a similar manner as the Fund (the “Other Account”) (collectively, the Comparative Group”). The Trustees noted that for the 1 year period, the Fund outperformed the Peer Group, was virtually in-line with the Morningstar Average, and trailed the Other Account. They noted that the outperformance of the Other Account was attributable to it having lower expenses then Floating Rate Bond. They further noted that the Fund underperformed the Comparative Group since the inception of the Fund and the sub-adviser’s explanation that this underperformance was primarily attributable to the first few months of the Fund’s operations when the sub-adviser was initiating positions for the Fund. A representative of the Adviser noted the delay in getting the Fund fully invested at the onset of operations was likely the result of the long settlement period for investments in bank loans. A representative of the Adviser then noted that, through September 30, 2015, the Fund was slightly ahead of the Morningstar Average. The Trustees considered the Fund’s recent relative performance and the specialized nature of the Fund and concluded that the Fund’s performance was satisfactory.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Newfleet, the Trustees considered that Newfleet reported there have been no changes in the sub-advisory services rendered by Newfleet to the Fund, including no changes in the key professionals servicing the Fund and no changes in monitoring compliance with the Fund’s investment objectives, policies and investment limitations. The Trustees noted that Newfleet is an indirect wholly owned subsidiary of Virtus Investment Partners (“Virtus”) and reviewed the description of legal and regulatory matters pertaining to Virtus and its affiliates that was provided by Newfleet. The Trustees were satisfied that such matters were not directly related to Newfleet and, even in the event of negative outcomes, would have no adverse effect on Newfleet’s ability to continue to provide quality and professional services to the Fund.

Cost of Services and Profitability. The Trustees discussed that the fulcrum fee is a +/-20 basis points adjustment to the base fee of 40 basis points based on the performance of the Fund’s Class N shares versus the performance benchmark for a fee range of 0.20% to 0.60%. The Trustees noted that the fee range is consistent or below the fee charged by the sub-adviser for managing other accounts and is reasonable for managing this asset class. The Board, including the Independent Trustees, concluded that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively. The Trustees reviewed an analysis of profitability provided by Newfleet and noted that Newfleet receives no compensation from the Fund or the Adviser other than the sub-advisory fees earned pursuant to the Newfleet Sub-Advisory Agreement and concluded that the modest profit earned by Newfleet does not appear unreasonable.

Economies of Scale. As to economies of scale, it was the consensus of the Independent Trustees that based on the size of the Fund and the limited profitability accruing to Newfleet, the fees are appropriate as currently set.

Conclusion. During the Board’s deliberations, it was noted that the Trustees did not identify any single piece of information that was all important or controlling with respect to the Newfleet Sub-Advisory Agreement. Having requested and received such information from the Newfleet as the Trustees believed to be reasonably necessary to evaluate the terms of the Newfleet Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, concluded that the sub-advisory fee is reasonable and that continuance of the Newfleet Sub-Advisory Agreement is in the best interests of the Trust and shareholders of Floating Rate Bond.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Also, at the October 2, 2015 Meeting of the Board, the Board, including a majority of the Independent Trustees, considered the continuance of the Sub-Advisory Agreement with Rogge Global Partners PLC (“Rogge”) with respect to International Opportunity Bond (the “Rogge Sub-Advisory Agreement”). In connection with its review and approval of each of the Rogge Sub-Advisory Agreement, the Board considered materials furnished by Rogge, including information about, but not limited to, its personnel, operations and resources; investment performance; the costs of the services provided to the Fund, the extent to which economies of scale will benefit shareholders; and the profits to be realized by Rogge from its relationship with the Fund.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Rogge Sub-Advisory Agreement with respect to International Opportunity Bond included the following:

Performance. As to investment performance, the Trustees reviewed the Fund’s performance data for the 1- year period and since inception of the Fund in November 2013 through the calendar quarter ended June 30, 2015 as compared to a peer group of seven comparable funds selected by Rogge (the “Peer Group”), a group of funds in Morningstar’s world bank category (the “Morningstar Average”) and the Rogge composite account (the “Composite Account”) (collectively, the “Comparative Group”). The Trustees noted that the Fund underperformed the Comparative Group for the 1-year and since inception time periods. The Trustees recognized, however, that the Fund’s strategy does not align with the Morningstar category assigned to the Fund, the Morningstar World Bond Category, which is primarily comprised of funds that invest up to 10% in U.S. Bonds that outperformed foreign bonds during the relevant time periods. The Trustees also considered that a representative of the Adviser noted that the Fund’s performance compares more favorably to its benchmark index. The Trustees agreed to monitor the Fund’s performance as it would be more meaningful to re-evaluate the Fund over longer time periods.

Nature, Extent and Quality of Services. The Independent Trustees considered the materials furnished by Rogge and noted the size and organizational structure or Rogge, and experience of Rogge’s key portfolio management, trading, compliance and legal resources. The Board also took into account the favorable feedback from the Adviser regarding Rogge’s responsiveness and cooperation, including the CCO’s positive report on his on-site evaluation of Rogge. The Trustees noted no changes to the firm’s compliance monitoring process and no material compliance, legal or regulatory issues were reported by Rogge. The Trustees concluded that Rogge has the resources to continue to provide quality advisory services in a manner that is consistent with the Board’s expectations.

Cost of Services and Profitability. The Trustees discussed that the fulcrum fee is in a +/-25 basis points adjustment to the base fee of 45 basis points based on the performance of the Fund’s Class N shares versus the performance benchmark for a fee range of 0.20% to 0.70%. The Trustees noted that the base fee is in line with the fee charged by Rogge for managing similarly sized accounts while the minimum fee is substantially below that amount and the maximum fee would only be paid if the Fund performed very well. The Board, including the Independent Trustees, concluded that the fee adjustments under the fulcrum fee arrangement are reasonable and appropriate to reward or penalize outperformance or underperformance, respectively. The Trustees reviewed an analysis of profitability provided by Rogge and noted that Rogge receives no compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Rogge Sub-Advisory Agreement. The Trustees concluded that in light of Rogge’s expertise in the international bond market and the modest profit earned during the previous year, excessive profitability is not a concern.

Economies of Scale. As to economies of scale, after discussion, it was the consensus of the Independent Trustees that in light of the size of the Fund and the modest profit being realized by Rogge, the absence of breakpoints was acceptable at this time.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion. During the Board’s deliberations, it was noted that the Trustees did not identify any single piece of information that was all important or controlling with respect to the Rogge Sub-Advisory Agreement. Having requested and received such information from the Rogge as the Trustees believed to be reasonably necessary to evaluate the terms of the Rogge Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, concluded that the Sub-Advisory fee is reasonable and that continuance of the Rogge Sub-Advisory Agreement is in the best interests of the Trust and shareholders of International Opportunity Bond.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/15	10/31/15	Period*	10/31/15	Period*
Class N:
Corporate/Government Bond Fund	1.10%	$1,000.00	$ 990.80	$ 5.52	$1,019.66	$ 5.60
Monthly Distribution Fund	2.45%	$1,000.00	$1,026.70	$12.31	$1,012.65	$12.23
Floating Rate Bond Fund	1.27%	$1,000.00	$ 986.50	$ 6.26	$1,018.15	$ 6.71
High-Yield Bond Fund	1.02%	$1,000.00	$ 980,50	$ 5.01	$1,019.74	$ 5.11
International Opportunity Bond Fund	1.30%	$1,000.00	$ 972.70	$ 6.46	$1,018.65	$ 6.61
Dynamic Macro Fund	2.03%	$1,000.00	$ 958.90	$10.02	$1,014.97	$10.31
Alternative Strategy Fund	1.30%	$1,000.00	$1,022.10	$ 6.63	$1,018.65	$ 6.61
Appreciation & Income Fund	1.34%	$1,000.00	$ 937.80	$ 6.44	$1,017.29	$11.58
Large Cap Value Fund	1.32%	$1,000.00	$ 981.90	$ 6.59	$1,018.55	$ 6.72
Alternative Income Fund	1.39%	$1,000.00	$ 937.40	$ 6.79	$1,018.20	$ 7.07
Focused Large Cap Growth Fund	1.21%	$1,000.00	$1,060.60	$ 6.18	$1,018.79	$ 6.06
International Stock Fund	2.16%	$1,000.00	$ 897.90	$10.33	$1,014.32	$10.97
Real Estate Stock Fund	1.64%	$1,000.00	$1,021.20	$ 8.22	$1,016.66	$ 8.20
Small Cap Value Fund	1.81%	$1,000.00	$ 972.10	$ 9.00	$1,016.08	$ 9.20
Emerging Markets Stock Fund	1.67%	$1,000.00	$ 819.90	$ 7.66	$1,016.79	$ 8.49
Small Cap Growth Fund	1.58%	$1,000.00	$ 967.40	$ 7.71	$1,016.96	$ 7.90
Class A:
Corporate/Government Bond Fund	1.35%	$1,000.00	$ 988.90	$ 6.77	$1,018.40	$ 6.87
Monthly Distribution Fund	2.70%	$1,000.00	$1,025.30	$13.56	$1,011.41	$13.47
Floating Rate Bond Fund	1.50%	$1,000.00	$ 985.20	$ 7.38	$1,016.86	$ 8.00
High-Yield Bond Fund	1.27%	$1,000.00	$ 978.40	$ 6.29	$1,018.50	$ 6.38
International Opportunity Bond Fund	1.55%	$1,000.00	$ 971.60	$ 7.70	$1,017.39	$ 7.88
Dynamic Macro Fund	2.28%	$1,000.00	$ 957.10	$11.25	$1,013.71	$11.57
Alternative Strategy Fund	1.55%	$1,000.00	$1,021.20	$ 7.90	$1,017.39	$ 7.88
Appreciation & Income Fund	1.59%	$1,000.00	$ 936.70	$ 7.64	$1,016.91	$ 7.95
Large Cap Value Fund	1.57%	$1,000.00	$ 980.70	$ 7.84	$1,017.29	$ 7.98
Alternative Income Fund	1.64%	$1,000.00	$ 936.00	$ 8.00	$1,016.94	$ 8.34
Focused Large Cap Growth Fund	1.46%	$1,000.00	$1,058.60	$ 7.45	$1,017.55	$ 7.30
International Stock Fund	2.41%	$1,000.00	$ 897.10	$11.52	$1,013.06	$12.23
Real Estate Stock Fund	1.89%	$1,000.00	$1,019.60	$ 9.46	$1,015.42	$ 9.44
Small Cap Value Fund	2.06%	$1,000.00	$ 971.20	$10.07	$1,014.58	$10.29
Emerging Markets Stock Fund	1.92%	$1,000.00	$ 819.50	$ 8.81	$1,015.53	$ 9.75
Small Cap Growth Fund	1.8%	$1,000.00	$ 966.30	$ 8.92	$1,015.72	$ 9.15

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	5/1/15	10/31/15	Period*	10/31/15	Period*
Class C:
Corporate/Government Bond Fund	1.85%	$1,000.00	$ 987.10	$ 9.27	$1,015.88	$ 9.40
Monthly Distribution Fund	3.45%	$1,000.00	$1,021.50	$17.29	$1,007.69	$17.17
Floating Rate Bond Fund	2.02%	$1,000.00	$ 982.80	$ 9.93	$1,013.29	$11.58
High-Yield Bond Fund	1.77%	$1,000.00	$ 976.70	$ 8.68	$1,016.02	$ 8.85
International Opportunity Bond Fund	2.30%	$1,000.00	$ 969.30	$11.42	$1,013.61	$11.67
Dynamic Macro Fund	3.03%	$1,000.00	$ 953.20	$14.92	$1,009.93	$15.35
Alternative Strategy Fund	2.30%	$1,000.00	$1,017.40	$11.70	$1,013.61	$11.67
Appreciation & Income Fund	2.32%	$1,000.00	$ 933.50	$11.22	$1,013.29	$11.58
Large Cap Value Fund	2.32%	$1,000.00	$ 977.00	$11.56	$1,013.51	$11.77
Alternative Income Fund	2.39%	$1,000.00	$ 932.90	$11.64	$1,013.16	$11.68
Focused Large Cap Growth Fund	2.21%	$1,000.00	$1,054.90	$11.26	$1,013.84	$11.03
International Stock Fund	3.16%	$1,000.00	$ 893.30	$15.08	$1,009.28	$16.00
Real Estate Stock Fund	2.64%	$1,000.00	$1,015.90	$13.20	$1,011.70	$13.17
Small Cap Value Fund	2.81%	$1,000.00	$ 967.40	$13.71	$1,010.86	$14.01
Emerging Markets Stock Fund	2.67%	$1,000.00	$ 815.50	$12.22	$1,011.75	$13.54
Small Cap Growth Fund	2.58%	$1,000.00	$ 967.50	$12.55	$1,012.05	$12.87

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2015).

Privacy Notice

 March 2011

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	NO
For our marketing purposes - to offer our products and services to you	Yes	NO
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309
San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC.

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert. Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2015 $ 192,000

FY 2014 $ 192,000

(b)	Audit-Related Fees

FY 2015 $ 0

FY 2014 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2015 $ 32,000

FY 2014 $ 32,000

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2015    $ 0        $ 0

FY 2014    $ 0        $ 0

Nature of the fees:

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2015 Services Approved by the Audit Committee

Registrant Adviser

Audit-Related Fees:     0%          0%

Tax Fees:                     0%         0%

All Other Fees:            0%         0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2015 $32,000 $ None

FY 2014 $32,000 $ None

(h) Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

Jeffrey Dunham, President

Date 1/9/16

By (Signature and Title)

/s/Denise Iverson

Denise Iverson, Treasurer

Date 1/9/16